    [LOGO OF NEW ENGLAND FINANCIAL]

    -------------------------------------------------------------------------

    ZENITH FUND
    VARIABLE PRODUCTS




                                                         ANNUAL REPORTS
                                                         DECEMBER 31, 1999

                               TABLE OF CONTENTS

Back Bay Advisors Money Market Series.......................................   1

Back Bay Advisors Bond Income Series........................................   7

Salomon Brothers Strategic Bond Opportunities Series........................  15

Salomon Brothers U.S. Government Series.....................................  25

Back Bay Advisors Managed Series............................................  31

Loomis Sayles Balanced Series...............................................  40

Alger Equity Growth Series..................................................  49

Capital Growth Series.......................................................  56

Davis Venture Value Series..................................................  61

Goldman Sachs Midcap Value Series...........................................  68

Loomis Sayles Small Cap Series..............................................  74

MFS Investors Series........................................................  84

MFS Research Managers Series................................................  91

Westpeak Growth and Income Series...........................................  98

Westpeak Stock Index Series................................................. 105

Morgan Stanley International Magnum Equity Series........................... 116

Notes to Financial Statements............................................... 125

Footnotes to Portfolio Managers Commentary.................................. 135

Fidelity VIP Equity-Income Portfolio........................................

Fidelity VIP Overseas Portfolio.............................................

                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable annuity product.

                                                                 February, 2000

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 1999 Annual Report for the Zenith variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of December 31, 1999, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith Variable product.

Sincerely,

/s/ David Allen                          /s/ Hugh C. McHaffie
David Allen                              Hugh C. McHaffie
Senior Vice President                    Senior Vice President Annuity Product
New England Life Insurance Company       Management
                                         New England Life Insurance Company

* Variable products are offered through New England Securities Corporation.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at NASDR.com.

If you would like to contact New England Financial concerning any aspect of your variable annuity contract, please call our customer service team at 800-435-4117. Please call 800-388-4000 if you have any questions on our variable life products.

BACK BAY ADVISORS MONEY MARKET SERIES
PORTFOLIO MANAGER: JOHN MALONEY BACK BAY ADVISORS, L.P.



[PHOTO OF JOHN MALONEY]

Q: HOW DID THIS SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Series returned 5.0% for the year ending December 31, 1999 compared to the 4.8% return of the Three-Month Treasury Bill and the 4.8% return of the Lipper Variable Product Money Market Fund Average./1/

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The U.S. economy was very strong in 1999. Retail sales, home sales and in-dustrial activity were all strong. Job and income growth also showed strong gains throughout the year. The Federal Reserve, in response to this above trend growth, raised the Federal Funds rate by a total of 75 basis points with three 25 basis points moves (one in June, August, and the final one in November.) These moves were meant to preempt accelerating future inflation.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: The Series extended its average days to maturity whenever interest rates in-creased. As the market began to experience year-end pressure, the Series took this opportunity to invest more of its assets that will mature in the new year. This allowed the Series to pick up additional yield.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: At the end of the year, the Series had 74% of its assets invested in commercial paper and 26% in Certificates of Deposit. All of the securities held in the Series were first tier securities, which means that they are rated in the top rating category by Moody's, Standard and Poor's, or Fitch.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE
YOUR PORTFOLIO?

A: The Federal Reserve is still concerned about the economy overheating, which in our view means additional rate increases in the early part of 2000. The Se-ries allowed its average days to maturity to shorten to 45 days in order to be in position to be able to reinvest its maturing assets at higher rates. The Se-ries will then look to lengthen its average days to maturity into the 60 to 70 day range over the next six months.



 [checkmark] FUND FACTS

 GOAL: The highest possible level
 of current income consistent with
 the preservation of capital.

 START DATE: August 1, 1983

 SIZE: $308 million as of December
 31, 1999

 MANAGER: John Maloney has served
 as portfolio manager since 1996.
 Mr. Maloney also manages the New
 England Tax Exempt Money Market
 Fund.

*The Back Bay Money Market Series is neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

INVESTMENTS--99.4% OF TOTAL NET ASSETS

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT    DESCRIPTION                           RATE     DATE    (NOTE 1A)


             CERTIFICATES OF DEPOSIT--25.8%
 $ 5,000,000 Barclays Bank, Plc. .............    5.030%   1/4/00  $  4,999,467
   4,000,000 Deutsche Bank AG New York........    5.000%   1/6/00     3,999,116
   4,000,000 Commerzbank AG New York..........    5.010%  1/10/00     3,999,951
   1,000,000 Deutsche Bank AG New York........    5.030%  1/12/00       999,510
   1,000,000 Societe Generale.................    5.020%  1/14/00       999,972
   1,500,000 Societe Generale.................    5.025%  1/14/00     1,500,010
   5,000,000 Svenska Handelsbanken............    6.060%  1/14/00     5,000,054
   2,000,000 ABN-Amro Bank NV.................    5.790%  1/18/00     1,999,840
   1,000,000 Deutsche Bank AG New York........    6.250%  1/18/00     1,000,047
   2,000,000 Dresdner Bank AG New York........    5.100%  1/18/00     1,998,527
   2,000,000 Dresdner Bank AG New York........    6.120%  1/19/00     2,000,019
   4,000,000 Svenska Handelsbanken............    6.060%  1/24/00     4,000,152
   3,000,000 Canadian Imperial Bank...........    5.000%  1/27/00     2,998,955
   2,000,000 Commerzbank AG New York..........    4.975%   2/1/00     1,997,711
   1,000,000 Societe Generale.................    5.990%   2/1/00       999,540
   2,000,000 Canadian Imperial Bank...........    5.010%   2/7/00     1,999,922
   4,000,000 Deutsche Bank AG New York........    5.050%   2/9/00     3,999,522
   3,000,000 Bank of Nova Scotia..............    5.830%  2/14/00     2,999,574
   2,000,000 Toronto Dominion Bank............    5.050%  2/14/00     1,999,384
   3,000,000 Rabobank Nederland NV............    5.125%  2/18/00     2,999,970
   1,000,000 Toronto Dominion Bank............    5.270%   3/2/00       999,819
   2,000,000 Deutsche Bank AG New York........    5.330%   3/9/00     2,000,456
   4,000,000 Barclays Bank, Plc...............    5.870%  3/14/00     3,998,282
   1,000,000 Societe Generale.................    6.000%  3/14/00       999,586
   1,000,000 Commerzbank AG New York..........    5.230%  5/11/00       999,926
   5,000,000 Bank Of Montreal.................    5.200%  5/12/00     4,999,130
   3,000,000 Commerzbank AG New York..........    5.295%  5/19/00     2,999,396
   5,000,000 UBS AG Stamford, CT..............    5.700%  7/27/00     4,998,635
   5,000,000 UBS AG Stamford, CT..............    6.240%  12/6/00     4,997,337
                                                                   ------------
             Total Certificates of Deposit
              (Cost $79,483,810)..............                       79,483,810
                                                                   ------------

             COMMERCIAL PAPER--73.6%

             ASSET BACKED--3.8%
   1,000,000 Clipper Receivables Corp.........    6.550%  1/14/00       997,635
   4,000,000 Clipper Receivables Corp.........    6.280%  1/20/00     3,986,742
   4,000,000 Clipper Receivables Corp.........    6.020%   2/2/00     3,978,596
   2,705,000 Clipper Receivables Corp.........    6.120%  2/10/00     2,686,606
                                                                   ------------
                                                                     11,649,579
                                                                   ------------

             AUTOMOTIVE--11.3%
   2,000,000 Ford Motor Credit Corp...........    5.950%  1/11/00     1,996,694
   4,700,000 American Honda Finance...........    5.980%  1/12/00     4,691,412
   5,000,000 Ford Motor Credit Corp...........    5.940%  1/12/00     4,990,925
   1,000,000 General Motors Acceptance Corp...    5.410%  1/18/00       997,445
   1,500,000 General Motors Acceptance Corp...    5.760%  1/19/00     1,495,680
   3,000,000 General Motors Acceptance Corp...    5.410%  1/20/00     2,991,434
   2,000,000 General Motors Acceptance Corp...    5.410%  1/21/00     1,993,989
   1,050,000 General Motors Acceptance Corp...    5.780%  1/25/00     1,045,954
   1,000,000 General Motors Acceptance Corp...    5.980%  1/25/00       996,013
   3,400,000 Ford Motor Credit Corp...........    5.750%  2/11/00     3,377,735
   3,000,000 American Honda Finance...........    5.850%  2/15/00     2,978,062
   1,000,000 General Motors Acceptance Corp...    5.420%  2/15/00       993,225
   3,900,000 Ford Motor Credit Corp...........    5.900%  2/18/00     3,869,320

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT    DESCRIPTION                           RATE     DATE    (NOTE 1A)


             AUTOMOTIVE--(CONTINUED)
 $   970,000 General Motors Acceptance Corp. .    5.790%  2/25/00  $    961,420
   1,505,000 General Motors Acceptance Corp. .    6.030%  3/10/00     1,487,606
                                                                   ------------
                                                                     34,866,914
                                                                   ------------

             BANKING--9.3%
   2,000,000 UBS Finance Delaware, Inc. ......    4.000%   1/3/00     1,999,556
   3,000,000 Bank Of Nova Scotia..............    5.720%   1/7/00     2,997,140
   2,000,000 Bank Of Nova Scotia..............    5.960%  1/11/00     1,996,689
   6,000,000 Bank Of Nova Scotia..............    6.500%  1/13/00     5,987,000
   1,000,000 Citicorp.........................    5.750%  1/19/00       997,125
   1,000,000 Svenska Handelsbanken............    6.000%   2/3/00       994,500
   4,000,000 Wells Fargo & Co. ...............    5.990%   2/8/00     3,974,709
   4,520,000 Wells Fargo & Co. ...............    6.000%  2/10/00     4,489,867
   1,475,000 Wells Fargo & Co. ...............    5.760%  2/22/00     1,462,728
   1,870,000 Wells Fargo & Co. ...............    5.750%  2/29/00     1,852,378
   2,000,000 Wells Fargo & Co. ...............    6.000%  2/29/00     1,980,333
                                                                   ------------
                                                                     28,732,025
                                                                   ------------

             BIOTECHNOLOGY--4.2%
   1,000,000 Monsanto Co. ....................    5.750%  1/24/00       996,326
  10,000,000 Monsanto Co. ....................    6.000%  3/21/00     9,866,667
     890,000 Monsanto Co. ....................    6.100%  3/21/00       877,936
   1,035,000 Monsanto Co. ....................    6.000%  3/24/00     1,020,682
                                                                   ------------
                                                                     12,761,611
                                                                   ------------

             DIVERSIFIED CONGLOMERATES--1.0%
   3,000,000 USAA Capital Corp. ..............    5.750%  1/21/00     2,990,417
                                                                   ------------

             FINANCE--22.2%
   5,680,000 Dresdner U.S. Finance Corp. .....    5.890%   1/6/00     5,675,353
   2,000,000 Dresdner U.S. Finance Corp. .....    6.270%   1/7/00     1,997,910
   2,835,000 Household Finance Corp. .........    6.000%  1/11/00     2,830,275
   3,000,000 Household Finance Corp. .........    6.000%  1/13/00     2,994,000
   1,430,000 Dresdner U.S. Finance Corp. .....    5.820%  1/18/00     1,426,070
   4,000,000 CIT Group Holdings, Inc. ........    6.010%  1/21/00     3,986,644
   5,000,000 Associates Corp North America....    6.000%  1/24/00     4,980,833
   2,000,000 General Electric Capital Corp. ..    6.000%  1/24/00     1,992,333
   1,000,000 General Electric Capital Corp. ..    5.970%  1/25/00       996,020
   1,055,000 General Electric Capital Corp. ..    6.040%  1/26/00     1,050,575
     140,000 General Electric Capital Corp. ..    6.010%  1/27/00       139,392
   2,000,000 General Electric Capital Corp. ..    5.780%  1/28/00     1,991,330
   2,000,000 General Electric Capital Corp. ..    5.970%  1/28/00     1,991,045
   1,000,000 Household Finance Corp. .........    6.030%  1/28/00       995,478
   1,000,000 American Express Credit Corp. ...    5.970%   2/1/00       994,859
   2,300,000 Transamerica Finance Corp. ......    5.800%   2/3/00     2,287,772
   3,000,000 Household Finance Corp. .........    5.950%   2/7/00     2,981,654
   1,965,000 American Express Credit Corp. ...    5.850%  2/11/00     1,951,908
   2,000,000 Household Finance Corp. .........    5.940%  2/11/00     1,986,470
   3,065,000 Transamerica Finance Corp. ......    5.850%  2/16/00     3,042,089
     500,000 General Electric Capital Corp. ..    6.280%  2/17/00       495,901
   1,500,000 General Electric Capital Corp. ..    5.780%  2/23/00     1,487,236
   1,640,000 General Electric Capital Corp. ..    5.850%  2/23/00     1,625,876
   2,000,000 General Electric Capital Corp. ..    6.200%  2/23/00     1,981,744
   4,390,000 American Express Credit Corp. ...    5.790%  2/24/00     4,351,873

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

INVESTMENTS--(CONTINUED)

    FACE                                         INTEREST MATURITY    VALUE
   AMOUNT    DESCRIPTION                           RATE     DATE    (NOTE 1A)


             FINANCE--(CONTINUED)
 $ 2,900,000 Associates Corp North America....    5.900%  2/24/00  $  2,874,335
     205,000 General Electric Capital Corp. ..    5.950%  2/28/00       203,035
     700,000 Transamerica Finance Corp. ......    5.900%   3/8/00       692,314
   4,600,000 Transamerica Finance Corp. ......    6.200%  3/20/00     4,537,415
   3,945,000 Transamerica Finance Corp. ......    5.750%  4/12/00     3,880,729
                                                                   ------------
                                                                     68,422,468
                                                                   ------------
             INSURANCE--6.7%
   2,000,000 Prudential Funding Corp. ........    5.730%  1/24/00     1,992,678
     800,000 Prudential Funding Corp. ........    6.020%  1/27/00       796,522
   1,000,000 Prudential Funding Corp. ........    6.000%  1/31/00       995,000
   2,250,000 Prudential Funding Corp. ........    5.850%  1/31/00     2,239,031
   1,000,000 Prudential Funding Corp. ........    5.790%   2/1/00       995,014
   3,715,000 American General Corp. ..........    5.960%  2/16/00     3,686,708
   4,590,000 American General Corp. ..........    5.840%  2/17/00     4,555,004
   3,500,000 American General Corp. ..........    6.000%  2/17/00     3,472,583
   2,000,000 American General Corp. ..........    5.910%  3/10/00     1,977,345
                                                                   ------------
                                                                     20,709,885
                                                                   ------------

             PHARMACEUTICAL--2.7%
   2,720,000 American Home Products Corp......    5.720%  1/13/00     2,714,814
   1,885,000 American Home Products Corp......    5.720%  1/31/00     1,876,015
   2,060,000 American Home Products Corp......    5.850%  2/15/00     2,044,936
   1,580,000 American Home Products Corp......    6.150%   3/6/00     1,562,455
                                                                   ------------
                                                                      8,198,220
                                                                   ------------

             SECURITIES--12.4%
   3,000,000 Morgan J P & Co Inc..............    6.000%  1/14/00     2,993,500
   2,000,000 Morgan J P & Co Inc..............    5.400%  1/18/00     1,994,900
   3,000,000 Morgan J P & Co Inc..............    5.970%  1/19/00     2,991,045
   2,605,000 Morgan J P & Co Inc..............    5.970%  1/20/00     2,596,792
   2,555,000 Goldman Sachs Group Lp...........    5.990%  1/25/00     2,544,797
   2,350,000 Goldman Sachs Group Lp...........    5.760%  1/26/00     2,340,600
   2,000,000 Goldman Sachs Group Lp...........    5.980%  1/26/00     1,991,694
   2,000,000 Goldman Sachs Group Lp...........    5.980%  1/27/00     1,991,362
   2,000,000 Goldman Sachs Group Lp...........    6.400%  1/31/00     1,989,333
   1,000,000 Merrill Lynch & Co Inc...........    6.150%   2/2/00       994,533
   2,280,000 Merrill Lynch & Co Inc...........    5.870%   2/3/00     2,267,732
   3,000,000 Merrill Lynch & Co Inc...........    6.150%   2/3/00     2,983,088
   1,000,000 Goldman Sachs Group Lp...........    6.000%   2/4/00       994,333
   4,350,000 Merrill Lynch & Co Inc...........    5.930%   2/4/00     4,325,638
   1,445,000 Merrill Lynch & Co Inc...........    5.850%   2/9/00     1,435,842
   2,000,000 Goldman Sachs Group Lp...........    5.980%  2/10/00     1,986,711
   1,500,000 Merrill Lynch & Co Inc...........    5.930%  2/11/00     1,489,870
     195,000 Merrill Lynch & Co Inc...........    6.050%  2/11/00       193,656
                                                                   ------------
                                                                     38,105,426
                                                                   ------------
             Total Commercial Paper (Cost
              $226,436,545)...................                      226,436,545
                                                                   ------------
             Total Investments--99.4% (Cost
              $305,920,355)(a)................                      305,920,355
             Other assets less liabilities....                        1,792,101
                                                                   ------------
             TOTAL NET ASSETS--100%...........                     $307,712,456
                                                                   ============

(a) The aggregate cost for federal income tax purposes was $305,920,355.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value.................................             $305,920,355
 Cash.................................................                    4,465
 Receivable for:
 Fund shares sold.....................................                1,456,952
 Accrued interest.....................................                2,491,956
                                                                   ------------
  Total Assets........................................              309,873,728

LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $1,976,286
 Dividends declared...................................      40,220
 Accrued expenses:
 Management fees......................................      84,555
 Deferred trustees fees...............................      35,944
 Other expenses.......................................      24,267
                                                        ----------
  Total Liabilities...................................                2,161,272
                                                                   ------------
NET ASSETS............................................             $307,712,456
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $307,712,456
                                                                   ------------
NET ASSETS............................................             $307,712,456
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($307,712,456 divided by 3,077,124 shares of
 beneficial interest).................................             $     100.00
                                                                   ============
Identified cost of investments........................             $305,920,355
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Interest.................................................           $12,034,598
                                                                     -----------

EXPENSES
 Management fees..........................................  $796,250
 Trustees' fees and expenses..............................    16,842
 Custodian................................................    53,350
 Audit and tax services...................................    10,246
 Legal....................................................    10,287
 Printing.................................................    24,260
 Insurance................................................     4,022
 Miscellaneous............................................     3,589
                                                            --------
  Total Expenses..........................................               918,846
                                                                     -----------
NET INVESTMENT INCOME.....................................            11,115,752
                                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....           $11,115,752
                                                                     ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1999           1998
                                                  -------------  -------------
FROM OPERATIONS
 Net investment income........................... $  11,115,752  $   6,811,539
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................    11,115,752      6,811,539
                                                  -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...........................   (11,115,752)    (6,811,539)
                                                  -------------  -------------
 TOTAL DISTRIBUTIONS.............................   (11,115,752)    (6,811,539)
                                                  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares....................   563,690,635    490,854,641
 Reinvestment of distributions...................    11,794,242      6,569,907
 Cost of shares redeemed.........................  (471,369,435)  (404,836,059)
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS.............................   104,115,442     92,588,489
                                                  -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........   104,115,442     92,588,489
NET ASSETS
 Beginning of the year...........................   203,597,014    111,008,525
                                                  -------------  -------------
 End of the year................................. $ 307,712,456  $ 203,597,014
                                                  =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................     5,636,906      4,908,547
 Issued in reinvestment of distributions.........       117,942         65,699
 Redeemed........................................    (4,713,694)    (4,048,361)
                                                  -------------  -------------
 Net Change......................................     1,041,154        925,885
                                                  =============  =============

FINANCIAL HIGHLIGHTS

                                        YEAR ENDED DECEMBER 31,
                            -----------------------------------------------
                              1999      1998      1997      1996     1995
                            --------  --------  --------  --------  -------
Net Asset Value, Beginning
 of Year..................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                            --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income....      4.85      5.13      5.08      4.99     5.50
                            --------  --------  --------  --------  -------
 Total From Investment
  operations..............      4.85      5.13      5.08      4.99     5.50
                            --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income.......     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                            --------  --------  --------  --------  -------
 Total Distributions......     (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                            --------  --------  --------  --------  -------
Net Asset Value, End of
 Year.....................  $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                            ========  ========  ========  ========  =======
TOTAL RETURN (%)..........       5.0       5.3       5.3       5.1      5.6
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............      0.40      0.45      0.45      0.50     0.50
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............      4.89      5.15      5.21      4.99     5.50
Net Assets, End of Year
 (000)....................  $307,712  $203,597  $111,009  $116,999  $90,148
The Ratios of operating
 expenses to average net
 assets without giving
 effect to a voluntary
 expense agreement would
 have been (%)............       --        --        --       0.50     0.51

                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
PORTFOLIO MANAGER: PETER W. PALFREY, CFA
BACK BAY ADVISORS, L.P.

[PHOTO OF PETER PALFREY]

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Series performed very well on a relative basis, significantly outperforming its Lipper peer group average. For the year ending December 31, 1999 the Series returned -0.5% versus -2.0% for the Lipper Variable Products A-Rated Corporate Bond Fund Average./6/ The Series lagged the Lehman Brothers Intermediate Gov./Corp. Bond Index/5/ but outperformed the Lehman Brothers Ag-gregate Bond Index/2/ which returned 0.4% and -0.8%, respectively. This solid performance places the Series in the top decile on a 1, 3, and 5-year basis among its Lipper peers. Nevertheless, 1999 clearly was a disappointing year for fixed income investors on an absolute return basis, especially when com-pared to the strong performance of the broad equity market.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. As liquidity returned to the fixed income credit markets late in 1998, the "flight to quality" dissipated, causing Treasury bond yields to rise sharply through year-end 1998 and into 1999. Mitigating the negative effect of this sharp rise in interest rates in the government market was a significant shift in investor appetite back towards non-Treasury assets. This translated into a significant tightening of spread product during the first five months of 1999, as investors sold U.S. Treasuries in favor of corporates, mortgages and Yan-kees (dollar-denominated bonds issued by foreign domiciled entities). The rel-ative outperformance of spread products during this period pushed the Series' performance well ahead of the Lehman benchmark, despite the Series' relatively longer duration in a period of rising U.S. Treasury yields.

However, market conditions subsequently deteriorated. As it became clear that most overseas economies and the U.S. had weathered the Russian default-in-spired liquidity crisis of last fall (and were well on their way towards a sustainable rebound), investor attention shifted to the threat of tighter Fed-eral Reserve monetary policy. Rising commodity prices, tight U.S. labor mar-kets, sustained consumer spending, and lofty equity market valuations subse-quently prompted the Federal Reserve to raise short-term interest rates on three separate occasions, in a preemptive effort to keep consumer prices in check. Additionally, record new corporate bond and U.S. Agency issuance, as well as heavy issuance in the mortgage market, took its toll on spread prod-ucts. Yield spreads on non-government securities surpassed the levels posted during the heat of the liquidity crisis of last fall. The supply problem was compounded as corporations raced to bring offerings to market well before year-end 1999, despite reduced liquidity from the investment community.

By September, the spread, or difference in yields between Treasuries and corporates, mortgages, and Agencies had peaked at nearly double that of May's levels, reflecting investors' desire to hold only the most liquid and secure obligations available prior to year-end. However, as we entered the fourth quarter, new issuance in the corporate, Agency and mortgage markets began to wind down, and investor demand started to return, dramatically improving spread market sentiment and liquidity in the final quarter of 1999. The re-bound in the spread sector during November and December allowed the Series to more than offset its relative underperformance recorded during the summer months.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. Coming into 1999, we maintained the Series' relatively full commitment to bonds of high quality, non-cyclical companies, to take advantage of very at-tractive yield spreads and acceptable market liquidity. We also selectively added to holdings in more economically sensitive industries, including energy, manufacturing and forest products, to participate in the re-inflation of the U.S. and global economies.

For diversification purposes, we added to exposure in Canadian dollar denomi-nated issues, to take advantage of the anticipated strengthening of the Cana-dian dollar (driven largely by improving commodity prices). We expanded the Series' non-dollar exposure in the Euro currency (third quarter) and in the Australian dollar (fourth quarter) holdings, in order to further diversify in-ternationally and be better positioned to participate in the global economic rebound.

Late in the fourth quarter, we modestly reduced our corporate exposure to is-sues in which we believed we had limited incremental upside, in favor of in-creased exposure to the mortgage and Treasury markets. However, we have main-tained a signifi-cant exposure to longer duration corporate and Yankee securities, which we be-lieve hold considerable spread tightening potential as liquidity returns to the market in the year 2000.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The significant rise in interest rates during 1999 overshadowed virtually every other aspect of the fixed income market during the year. Rates rose by as much as 180 basis points in the middle of the yield curve, with the U.S. Treasury benchmark 10-year Note yield rising from approximately 4.6% to 6.4% by the end of 1999. This translated to a total return of -8.4% on the 10-year Treasury during 1999. While we maintained a longer than index duration through 1999, a significant portion of the duration contribution was concentrated in spread product that tightened relative to U.S. Treasuries during the year. This helped mitigate the negative effect of higher U.S. Treasury interest rates on the Series' market value.

Our holdings in lower credit quality Yankee securities, many of which are large exporters of energy products, as well as our direct holdings in the en-ergy sector were the best performers in 1999. These sectors benefited from im-proving economic conditions world-wide, which in turn provided a strong de-mand-pull increase in energy prices though the year. Occidental Petroleum, Gulf Canada, and YPF, the Argentine oil producer, all contributed. Holdings in for-est products companies, including Abitibi, Jefferson Smurfit, and Kappa, a Dutch packaging company, also helped performance. This industry has turned around after a two-year slump, with stronger demand and reduced global capacity in certain paper grades firming prices and thereby improving profits.

At the end of 1999, the Series' average credit quality was high "A", unchanged from twelve months ago.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe that economic activity in the U.S. will be stronger in the first half of 2000 than in the second half. With the U.S. economy currently showing no sign of moderating, and year-end/Y2K related concerns now behind us, the Federal Reserve is likely to tighten policy in February and perhaps again in March, as necessary, in its desire to rein in U.S. economic growth closer to its long term potential of 3-3 1/2 percent. Because monetary tightening works with a lagged effect, a sustainable slowdown in U.S. economic activity is likely to become more evident later in the year. We will continue to emphasize yield, remaining overweight to the spread sector, including corporates, Yan-kees, and mortgages, while maintaining an underweight position to U.S. Trea-suries.

      A $10,000 Investment corpored to the Lehman Brothers Intermediate
            Government Corporate Bond Index over the past ten yers

                                   [GRAPH]

           Back Bay Bond    Lehman Intermediate
           Income Series      Government/Corp.

12/31/89       10,000              10,000
12/90          10,809              10,916
12/91          12,746              12,512
12/92          13,789              13,409
12/93          15,526              14,588
12/94          15,004              14,306
12/95          18,185              16,500
12/96          19,021              17,167
12/97          21,092              18,518
12/98          23,000              20,081
12/31/99       22,894              20,158

Average Annual Total Return

                                                              Lipper Variable
                                   Lehman Intermediate         A-Rated Corp.
                    Bond Income:    Government Corp.             Bond Avg.

         1 Year       -0.5%              0.4%                     -2.0%
        3 Years        6.4               5.5                       5.1
        5 Years        8.8               7.1                       7.2
       10 years        8.6               7.3                       7.5
Since Inception        9.6               8.9                       n/a


[checkmark] FUND FACTS BACK BAY ADVISORS BOND INCOME SERIES

GOAL: A high level of current income consistent with the protection of capital.

START DATE: August 26, 1983
SIZE: $284 million as of December 31, 1999
MANAGER: Peter Palfrey has managed the Series since October 1999. He has also served as portfolio manager of Back Bay Managed Series since 1994. He joined Back Bay Advisors in April 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--97.7% OF TOTAL NET ASSETS

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             AEROSPACE & DEFENSE--0.7%
 $   890,000 Lockheed Martin Corp., 8.500%, 12/1/29.............   $    890,841
   1,110,000 Lockheed Martin Corp., 8.200%, 12/1/09.............      1,107,634
                                                                   ------------
                                                                      1,998,475
                                                                   ------------

             AUTOMOBILES--0.7%
   2,000,000 DaimlerChrysler AG, 7.200%, 9/01/09................      1,967,069
                                                                   ------------

             BUILDING MATERIALS--0.5%
   1,500,000 Cemex SA, 9.625%, 10/1/09, 144A....................      1,515,000
                                                                   ------------

             BUSINESS SERVICES--0.9%
   3,000,000 Equifax, Inc., 6.900%, 7/1/28......................      2,637,633
                                                                   ------------

             CONTAINERS--0.8%
   2,533,000 Owens-Illinois, Inc., 8.100%, 5/15/07..............      2,427,430
                                                                   ------------

             ELECTRIC UTILITIES--5.8%
   6,500,000 BVPS II Funding Corp., 8.890%, 6/1/17..............      6,634,324
   1,000,000 BVPS II Funding Corp., 8.680%, 6/1/17..............      1,010,204
   2,807,000 EIP Funding Corp., 10.250%, 10/1/12................      3,119,745
   5,800,000 PVNGS II Funding Corp., 8.000%, 12/30/15...........      5,656,288
                                                                   ------------
                                                                     16,420,561
                                                                   ------------

             FEDERAL AGENCIES--6.9%
       6,596 Federal Home Loan Mortgage, 9.000%, 5/1/01.........          6,533
       3,186 Federal Home Loan Mortgage, 9.000%, 9/1/01.........          3,183
   1,798,008 Government National Mortgage Association, 6.500%,
              11/15/28..........................................      1,687,305
   2,000,001 Government National Mortgage Association, 6.500%,
              3/15/29...........................................      1,876,861
   2,000,001 Government National Mortgage Association, 6.500%,
              3/15/29...........................................      1,876,861
   3,013,745 Government National Mortgage Association, 7.000%,
              2/15/24...........................................      2,928,968
   1,807,724 Government National Mortgage Association, 7.000%,
              9/15/25...........................................      1,752,353
   2,600,000 Government National Mortgage Association, 7.000%,
              TBA...............................................      2,572,375
   2,094,296 Government National Mortgage Association, 7.500%,
              7/15/23...........................................      2,081,207
   1,278,570 Government National Mortgage Association, 7.500%,
              10/15/25..........................................      1,266,180
   1,000,000 Government National Mortgage Association, 7.500%,
              12/29/29..........................................        966,563

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $ 1,798,857 Government National Mortgage Association, 8.000%,
              11/15/29..........................................   $  1,816,846
     812,462 Government National Mortgage Association, 8.500%,
              with various maturities to 2022...................        839,889
     100,552 Government National Mortgage Association, 9.000%,
              10/15/16..........................................        106,082
                                                                   ------------
                                                                     19,781,206
                                                                   ------------

             FINANCE & BANKING--17.5%
   7,180,000 American General Financing Corp., 8.450%, 10/15/09.      7,553,924
     960,000 Associates Corp of North America, 8.550%, 7/15/09..      1,021,672
   2,500,000 Associates Corp of North America, 7.950%, 2/15/10..      2,560,654
   3,700,000 Bank of America Corp., 5.875%, 2/15/09.............      3,301,126
   2,500,000 Bank of America Corp., 6.625%, 6/15/04.............      2,444,150
   2,500,000 BB&T Corp., 7.250%, 6/15/07........................      2,446,627
   5,945,000 BB&T Corp., 6.375%, 6/30/05........................      5,600,294
   4,500,000 Ford Motor Credit Co., 6.446%, 7/16/02(b)..........      4,508,435
   7,450,000 Merita Bank, Ltd.,
              7.500%, 12/29/49, 144A............................      7,075,489
   4,800,000 NCNB Corp., 9.375%, 9/15/09........................      5,355,112
   6,000,000 PDVSA Finance, Ltd.,
              8.750%, 2/15/04, 144A.............................      5,854,610
   1,800,000 Pitney Bowes Credit Corp., 8.550%, 9/15/09.........      1,938,520
                                                                   ------------
                                                                     49,660,613
                                                                   ------------

             FOREIGN--6.2%
   3,600,000 Government of Canada, 7.250%, 6/1/07 (CAD).........      2,637,589
   9,225,000 Government of Canada, 7.500%, 12/1/03 (CAD)........      6,668,713
   1,100,000 Kappa Beheer BV, 10.625%, 7/20/09, 144A (EUR)......      1,166,259
   4,500,000 Province of British Columbia, 7.750%, 6/16/03
              (CAD).............................................      3,245,268
   1,000,000 Province of Manitoba,
              5.650%, 7/15/04 (CAD).............................        672,698
   4,875,000 World Bank, 5.500%, 5/14/03 (AUD)..................      3,075,621
                                                                   ------------
                                                                     17,466,148
                                                                   ------------

             INSURANCE--0.6%
   1,550,000 Conseco, Inc., 9.000%, 10/15/06....................      1,589,755
                                                                   ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             MEDIA & ENTERTAINMENT--9.0%
 $ 6,100,000 Continental Cablevision, Inc., 9.500%, 8/1/13......   $  6,752,926
   2,000,000 CSC Holdings, Inc., 7.875%, 12/15/07...............      1,976,149
   2,000,000 CSC Holdings, Inc., 7.625%, 7/15/18................      1,859,098
     675,000 Metromedia Fiber Network, Inc., 10.000%, 12/15/09..        695,250
   1,800,000 News Amer Holdings, Inc., 7.750%, 2/1/24...........      1,695,611
   6,000,000 TCI Communications, Inc., 8.750%, 8/1/15...........      6,530,935
     500,000 Tele Communications, Inc., 9.800%, 2/1/12..........        585,428
   2,935,000 Tele Communications, Inc., 9.250%, 1/15/23.........      3,055,361
     400,000 Tele Communications, Inc., 8.750%, 2/15/23.........        400,172
   2,150,000 USA Networks, Inc., 6.750%, 11/15/05...............      2,056,765
                                                                   ------------
                                                                     25,607,695
                                                                   ------------

             OIL & GAS--1.1%
     600,000 Gulf Canada Resources, Ltd., 8.350%, 8/1/06........        582,909
   2,400,000 Pioneer Natural Resources Co., 6.500%, 1/15/08.....      2,040,115
     500,000 Union Pacific Resources Group, Inc., 7.300%,
              4/15/09...........................................        477,921
                                                                   ------------
                                                                      3,100,945
                                                                   ------------

             PAPER--0.8%
   1,500,000 Abitibi-Consolidated, Inc., 6.950%, 4/1/08.........      1,369,761
   1,000,000 Pope and Talbot, Inc.,
              8.375%, 6/1/13....................................        875,957
                                                                   ------------
                                                                      2,245,718
                                                                   ------------

             RETAIL--0.5%
   1,180,000 Rite Aid Corp., 7.125%, 1/15/07....................        873,200
     630,000 Rite Aid Corp., 7.700%, 2/15/27....................        453,600
                                                                   ------------
                                                                      1,326,800
                                                                   ------------

             TELECOMMUNICATIONS--12.3%
   4,300,000 AT & T Corp., 8.350%, 1/15/25......................      4,264,164
   5,000,000 AT & T Corp., 8.625%, 12/1/31......................      5,051,124
   1,000,000 Global Crossings Holdings, Ltd., 9.625%, 5/15/08...        997,500
   1,200,000 GTE Corp., 7.510%, 4/1/09..........................      1,201,373
   4,800,000 GTE Corp., 7.900%, 2/1/27..........................      4,633,770
   1,000,000 GTE Corp., 9.100%, 6/1/03..........................      1,055,753

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             TELECOMMUNICATIONS--(CONTINUED)
 $ 4,500,000 LCI International, Inc., 7.250%, 6/15/07...........   $  4,334,967
   6,900,000 MCI Worldcom, Inc., 8.875%, 1/15/06................      7,195,207
   3,000,000 McLeodUSA, Inc., 8.125%, 2/15/09...................      2,805,000
   1,186,000 Qwest Communications International, Inc., 10.875%,
              4/1/07............................................      1,316,460
   2,000,000 Qwest Communications International, Inc., 7.500%,
              11/1/08...........................................      1,948,290
                                                                   ------------
                                                                     34,803,608
                                                                   ------------

             U.S. GOVERNMENT--14.9%
   7,000,000 U.S. Treasury Notes, 4.250%, 11/15/03..............      6,504,884
  14,500,000 U.S. Treasury Notes, 5.625%, 5/15/08...............     13,638,990
   6,000,000 U.S. Treasury Notes, 5.750%, 4/30/03...............      5,893,011
   3,000,000 U.S. Treasury Notes, 5.750%, 8/15/03...............      2,939,561
   2,000,000 U.S. Treasury Notes, 6.625%, 3/31/02...............      2,015,201
   8,400,000 U.S. Treasury Notes, 6.000%, 8/15/09...............      8,137,500
   1,300,000 U.S. Treasury Bonds, 5.250%, 2/15/29...............      1,074,931
   2,400,000 U.S. Treasury Bonds, 5.500%, 8/15/28...............      2,046,744
                                                                   ------------
                                                                     42,250,822
                                                                   ------------

             YANKEE--18.5%
   1,100,000 Bridas Corp., 12.500%, 6/10/03.....................      1,171,500
   3,800,000 Empresa Nacional De Chile, 8.500%, 4/1/09..........      3,765,757
   1,150,000 Endesa-Chile Overseas, 7.200%, 4/1/06..............      1,083,174
   5,600,000 Freeport Terminal Malta, Plc., 7.250%, 5/15/28,
              144A..............................................      4,837,454
   8,000,000 Hydro Quebec, 8.050%, 7/7/24.......................      8,351,781
     900,000 Kappa Beheer BV,
              10.625%, 7/15/09, 144A............................        941,625
     615,000 Multicanal SA, 10.500%, 4/15/18....................        485,850
   3,700,000 Multicanal SA, 13.125%, 4/15/09....................      3,663,000
   3,300,000 Multicanal SA, 9.250%, 2/1/02......................      3,085,500
   2,500,000 Orange, Plc., 8.750%, 6/1/06.......................      2,665,625
   2,200,000 Pemex Finance, Ltd., 8.020%, 5/15/07...............      2,112,000
   1,500,000 Pemex Finance, Ltd., 9.150%, 11/15/18..............      1,485,000
   1,000,000 Pemex Finance, Ltd., 9.690%, 8/15/09...............      1,030,000
     500,000 Pemex Petroleos Mexicanos, 8.625%, 12/1/23.........        437,500
   1,200,000 Pemex Petroleos Mexicanos, 8.625%, 12/1/23, 144A...      1,050,000
   1,000,000 Republic of Colombia, 7.250%, 2/23/04..............        907,500
     500,000 Republic of Colombia, 8.375%, 2/15/27..............        386,875
     930,000 Republic of Colombia,
              8.660%, 10/7/16, 144A.............................        837,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

             YANKEE--(CONTINUED)
 $ 1,070,000 Republic of Colombia, 9.750%, 4/23/09...............   $  1,021,850
   2,500,000 Republic of Korea, 8.8750%, 4/15/08.................      2,631,600
   2,300,000 SK Telecom, Ltd., 7.750%, 4/29/04...................      2,259,331
   3,100,000 Smurfit Capital Funding, Plc., 6.750%, 11/20/05.....      2,952,720
   2,600,000 YPF Sociedad Anonima, 7.250%, 3/15/03...............      2,524,999
   3,050,000 YPF Sociedad Anonima, 7.750%, 8/27/07...............      2,919,510
                                                                    ------------
                                                                      52,607,151
                                                                    ------------
             Total Bonds & Notes
              (Identified Cost $289,975,297).....................    277,406,629
                                                                    ------------

SHORT-TERM INVESTMENT--1.7%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

   2,355,000 Household Finance Corp., 4.000%, 1/3/00............      2,354,477
   2,525,000 Household Finance Corp., 6.300%, 1/25/00...........      2,514,395
                                                                   ------------
             Total Short-Term Investment
              (Identified Cost $4,868,872)......................      4,868,872
                                                                   ------------
             Total Investments--99.4%
              (Identified Cost $294,844,169)(a).................    282,275,501
             Other assets less liabilities......................      1,580,291
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $283,855,792
                                                                   ============
(a) Federal Tax Information:
  At December 31, 1999 the net unrealized depreciation on investments based on cost of $295,044,819 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  1,157,382
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (13,926,700)
                                                                   ------------
   Net unrealized depreciation...................................  $(12,769,318)
                                                                   ============

  For Federal income tax purposes, the Series has a capital loss carryforward at December 31, 1999 of approximately $1,476,000 which will expire in 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

(b) Variable or floating rate security. Rate disclosed is as of December 31, 1999.

Key to Abbreviations:
AUD--Australian Dollar
CAD--Canadian Dollar
EUR--Euro Currency
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,277,437 or 8.2% of net assets.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value................................             $282,275,501
 Cash................................................                    2,312
 Receivable for:
 Fund shares sold....................................                  511,068
 Accrued interest....................................                5,123,163
                                                                  ------------
  Total Assets.......................................              287,912,044

LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  370,890
 Securities purchased................................   3,514,563
 Accrued expenses:
 Management fees.....................................      96,639
 Deferred trustees fees..............................      44,169
 Other expenses......................................      29,991
                                                       ----------
  Total Liabilities..................................                4,056,252
                                                                  ------------
NET ASSETS...........................................             $283,855,792
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $298,658,730
 Overdistributed net investment income...............                   (3,668)
 Accumulated net realized gains (losses).............               (2,230,970)
 Unrealized appreciation (depreciation) on
  investments and foreign currency...................              (12,568,300)
                                                                  ------------
NET ASSETS...........................................             $283,855,792
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($283,855,792 divided by 2,799,337 shares of
 beneficial interest)................................             $     101.40
                                                                  ============
Identified cost of investments.......................             $294,844,169
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Interest.........................................                $ 21,297,878
                                                                  ------------

EXPENSES
 Management fees..................................  $  1,121,515
 Trustees' fees and expenses......................        16,871
 Custodian........................................        94,409
 Audit and tax services...........................        14,516
 Legal............................................        15,958
 Printing.........................................        58,304
 Insurance........................................         6,219
 Miscellaneous....................................         4,235
                                                    ------------
  Total Expenses..................................                   1,332,027
                                                                  ------------
NET INVESTMENT INCOME.............................                  19,965,851
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................    (2,135,536)
 Foreign currency transactions--net...............       156,830    (1,978,706)
                                                    ------------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (19,271,112)
 Foreign currency translation--net................           368   (19,270,744)
                                                    ------------  ------------
Net gain (loss)...................................                 (21,249,450)
                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................                $ (1,283,599)
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $ 19,965,851  $ 15,272,855
 Net realized gain (loss)..........................   (1,978,706)    3,843,514
 Unrealized appreciation (depreciation)............  (19,270,744)      978,516
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (1,283,599)   20,094,885
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................  (20,098,991)  (14,982,245)
 Net realized gain.................................     (428,181)   (3,901,599)
 Distributions in excess of net realized gain......     (252,955)            0
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (20,780,127)  (18,883,844)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  111,246,990   107,261,482
 Reinvestment of distributions.....................   20,780,127    18,883,844
 Cost of shares redeemed...........................  (93,898,120)  (62,453,829)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   38,128,997    63,691,497
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   16,065,271    64,902,538

NET ASSETS
 Beginning of the year.............................  267,790,521   202,887,983
                                                    ------------  ------------
 End of the year................................... $283,855,792  $267,790,521
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $     (3,668) $    122,796
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    1,020,882       947,129
 Issued in reinvestment of distributions...........      204,310       172,542
 Redeemed..........................................     (862,791)     (552,385)
                                                    ------------  ------------
 Net Change........................................      362,401       567,286
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      7.67      6.76      7.43      7.72      7.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     (8.18)     3.00      4.05     (2.70)    12.85
                               --------  --------  --------  --------  --------
 Total From Investment
  operations.................     (0.51)     9.76     11.48      5.02     20.19
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital Gains.....     (0.16)    (1.75)    (1.08)    (0.32)     0.00
 In Excess of Net Realized
  Gain.......................     (0.10)     0.00      0.00      0.00      0.00
                               --------  --------  --------  --------  --------
 Total Distributions.........     (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............      (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate (%)..        77        82        40        98        73
Net Assets, End of Year
(000)......................... $283,856  $267,791  $202,888  $180,359  $167,712

                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: ROGER LAVAN, PETER WILBY AND DAVID SCOTT SALOMON BROTHERS ASSET MANAGEMENT INC


[PHOTO OF ROGER LAVAN]
[PHOTO OF PETER WILBY]

[PHOTO OF DAVID SCOTT]

Q. HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Salomon Brothers Strategic Bond Opportunities Series returned 1.4% for the year ending December 31, 1999 versus the Lehman Brothers Aggregate Bond Index,/2/ which returned -0.8%, and the Lipper Variable Product General Bond Fund Average,/9/ which returned 0.8%.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST 12 MONTHS.

A. The investment grade bond market started off 1999 strong, benefiting from stable Treasury rates, declining volatility and a reduction in liquidity pre-miums. Away from investment grade, performance for High Yield bonds and Emerg-ing Market Debt had a stellar start, as the financial markets shrugged off Brazil's currency problems. As the year progressed, however, the bond market encountered some difficulties. Fears of an overheating economy coupled with mounting investor fear of inflation and Y2K concerns conspired against the fixed income sector. The mounting inflation concerns forced a proactive Fed-eral Reserve to raise the federal funds rate three times from 4.75% to 5.50%.

Salomon Brothers Asset Management believes there is a very strong case for further Fed tightening in the first half of 2000 given a continued tight labor market and persistent strong consumer demand. This tightening will likely do more to flatten the yield curve than move the overall bond market to signifi-cantly higher levels. If the Fed is successful in offsetting rising inflation, then long-term interest rates should start to fall toward the end of 2000 and going into 2001. We remain optimistic on the outlook for emerging market debt and high yield paper. Emerging Market Debt should perform well as the strength in the global economy keeps commodity prices well supported in 2000. We expect high yield bonds to benefit from declining default rates, strong merger and acquisition activity, wide spreads, and solid growth coupled with low to mod-erate inflation here in the States.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. Given the aforementioned 1999 fixed income backdrop, we focused on high quality issues and remained overweight in spread products, though we have trimmed our overall allocation in those areas. The portfolio is constantly un-dergoing evaluation and making the appropriate changes to maintain our simul-taneous focus on quality and opportunities in the market.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE DURING THE PAST 12 MONTHS?

A. The Salomon Brothers Strategic Bond Opportunities Series outperformed rela-tive to the benchmark due to strong performance in the Emerging Market Debt, the highest returning sector in the bond market. The Salomon Smith Barney Brady Bond Index returned 4.8% for the fourth quarter bringing the return for the entire year to 20.9%. The second largest contributor to the Series' per-formance was its exposure to high yield bonds. The High Yield Market Index posted a 1.7% return for the quarter bringing its return for the year to 1.7%.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT 6 MONTHS? WHAT CHANGES, IF ANY WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. In our judgement, the challenge remains for Fed policymakers to slow the economy to a more sustainable pace of growth. We believe there is a case for another 50 basis points of Fed tightening over the first part of 2000 given a continued tight labor market. This tightening will likely do more to flatten the yield curve than to move the overall bond market to higher levels. If the Fed is successful in offsetting rising inflation, then long-term interest rates should start to fall before year-end 2000 and into 2001. We will focus on these ideas throughout the year in the management of the portfolio.

   A $10,000 Investment compared to the Lehman Brothers Aggregate Bond Index since the Series' Inception

                                   [GRAPH]

               Salomon Brothers Strategic      Lehman Aggregate

10/31/94               10,000                      10,000
12/94                   9,860                      10,047
12/95                  11,771                      11,903
12/96                  13,461                      12,335
12/97                  14,953                      13,526
12/98                  15,259                      14,701
12/31/99               15,482                      14,580

Average Annual Return

                                                            Lipper Variable
                     Strategic Bond        Lehman             General Bond
                      Opp. Series      Aggregate Bond         Fund Average

         1 Year          1.4%              -0.8%                 0.8%
        3 Years          4.8                5.7                  4.9
        5 Years          9.4                7.7                  7.9
Since Inception          8.8                7.6                  n/a

[checkmark] FUND FACTS

GOAL: A high level of total return consistent with the preservation of capital. START DATE: October 31, 1994
SIZE: $95 million as of December 31, 1999
MANAGERS: Peter Wilby and David Scott have co-managed the Series since its inception in October 1994. Mr. Lavan began co-managing the Series in June 1998. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995 and the North American Strategic Income Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. Mr. Lavan has also managed the Salomon Brothers Investment Series--U.S. Government Income Fund and North American U.S. Government Securities Fund since January 1992 and the Salomon Brothers U.S. Government Series since 1994. He joined Salomon Brothers in 1990.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--98.1% OF TOTAL NET ASSETS

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              APPAREL & TEXTILES--0.3%
 $    250,000 Collins & Aikman Floorcovering, 10.000%, 1/15/07..   $    245,625
                                                                   ------------

              AUTOMOTIVE--1.0%
      150,000 American Axle and Manufacturing, Inc., 9.750%,
               3/1/09...........................................        151,875
      250,000 Breed Technologies, Inc., 9.250%, 4/15/08,
               144A(f)..........................................          7,500
      250,000 Foamex L.P./Foamex Capital Corp., 9.875%, 6/15/07.        210,625
      250,000 Hayes Lemmerz International, Inc., 8.250%,
               12/15/08.........................................        230,000
      250,000 Key Plastics, Inc., Series B 10.250%, 3/15/07.....        117,500
      250,000 Lear Corp., 8.110%, 5/15/09, 144A.................        235,263
                                                                   ------------
                                                                        952,763
                                                                   ------------

              BANKS--3.1%
      350,000 Bangkok Sentral NG, 8.600%, 6/15/27...............        268,590
      325,000 Bankamerica Corp., 6.625%, 6/15/04................        317,740
    1,250,000 Commerzbank Overseas Finance N.V., 10.250%,
               4/28/00 (AUD)....................................        830,886
    1,500,000 Eurofima,
               17.000%, 3/4/05 (PLN)............................        429,323
      300,000 European Investment Bank, 7.500%, 3/23/00 (CAD)...        208,562
    1,000,000 International Finance Corp., 20.250%, 5/5/00
               (PLN)............................................        242,443
      600,000 Nordiska Investeringsbanken, 17.750%, 4/15/02
               (PLN)............................................        154,462
    3,100,000 Vnesheconombank, 6.906%, 12/15/15(c)..............        515,375
                                                                   ------------
                                                                      2,967,381
                                                                   ------------

              CABLE & OTHER MEDIA--2.6%
      250,000 Adelphia Communications Corp., Series B, 10.500%,
               7/15/04..........................................        261,563
      500,000 Avalon Cable, 0/11.125%, 12/01/08(b)..............        326,250
      250,000 Capstar Broadcasting, 9.250%, 7/01/07.............        253,438
      375,000 Century Communications Corp., Zero Coupon,
               1/15/08..........................................        166,875
      500,000 Charter Communications Holdings Corp., 0/9.920%,
               4/01/11(b).......................................        295,000
      150,000 CSC Holdings, Inc., 10.500%, 5/15/16..............        167,250
      150,000 Diamond Cable Communications, 0/11.750%,
               12/15/05(b)......................................        142,500

     FACE                                                           VALUE
    AMOUNT                                                        (NOTE 1A)

 $    250,000 Falcon Holdings Group LP, Series B, 8.375%,
               4/15/10........................................   $    252,500
      500,000 LIN Holdings Corp., 0/10.000%, 3/01/08(b).......        341,250
      250,000 Telewest Communication Plc., 0/11.000%,
               10/01/07(b)....................................        234,375
                                                                 ------------
                                                                    2,441,001
                                                                 ------------

              CAPITAL GOODS/BUILDING PRODUCTS--2.4%
      225,000 Alvey Systems, Inc., 11.375% 1/31/03............        232,875
      250,000 Cabot Safety Corp., 12.500%, 7/15/05............        258,750
      200,000 High Voltage Engineering Corp., 10.500%,
               8/15/04........................................        177,000
      250,000 Jordan Industries, Inc., Series B, 0/11.750%,
               4/01/09(b).....................................        170,000
      250,000 Motors & Gears, Inc., Series D, 10.750%,
               11/15/06.......................................        240,313
      250,000 Neenah Corp., Series D, 11.125%, 5/01/07........        232,500
      250,000 Packard Biosciences Co., Series B, 9.375%,
               3/01/07........................................        218,125
      250,000 Panolam Industries International, 11.500%,
               2/15/09........................................        256,875
      500,000 Praxair, Inc., 6.150%, 4/15/03..................        477,849
                                                                 ------------
                                                                    2,264,287
                                                                 ------------

              CHEMICALS--0.4%
      250,000 Lyondell Chemical Co., 9.875%, 5/1/07...........        256,250
      125,000 Philipp Brothers Chemicals, Inc., 9.875%,
               6/1/08.........................................        111,875
                                                                 ------------
                                                                      368,125
                                                                 ------------

              CONSUMER PRODUCTS--1.6%
      250,000 American Safety Razor, Series B, 9.875%,
               8/01/05........................................        246,250
      125,000 Anchor Advanced Products, Inc. 11.750%, 4/01/04.        107,500
      250,000 Indesco International, Inc., 9.750%, 4/15/08....        112,500
      250,000 North Atlantic Trading, Inc., Series B, 11.000%,
               6/15/04........................................        228,750
      100,000 Pierce Leahy Command Co., 8.125%, 5/15/08.......         92,500
       50,000 Revlon Worldwide,
               8.625%, 2/1/08.................................         24,500
      250,000 Simmons Co.,
               10.250%, 3/15/09...............................        242,500
      375,000 United Industries Corp., 9.875%, 4/01/09........        343,125

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              CONSUMER PRODUCTS--(CONTINUED)
 $    125,000 Windmere-Durable Holdings, Inc., 10.000%, 7/31/08.   $    123,750
                                                                   ------------
                                                                      1,521,375
                                                                   ------------

              CONTAINERS/PACKAGING--0.9%
      250,000 Huntsman Corp.,
               9.500%, 7/01/07 144A.............................        238,750
      250,000 Huntsman Packaging Corp., 9.125%, 10/01/07........        242,500
      150,000 Norampac, Inc., 9.500%, 2/1/08....................        153,375
      200,000 Radnor Holdings Corp., 10.000%, 12/01/03..........        200,500
                                                                   ------------
                                                                        835,125
                                                                   ------------

              DEFENSE & AEROSPACE--0.4%
      250,000 Raytheon Co., 6.150%, 11/01/08....................        221,381
      250,000 Stellex Industries, Inc., 9.500%, 11/01/07........        180,312
                                                                   ------------
                                                                        401,693
                                                                   ------------

              ELECTRONICS--0.3%
      250,000 Amphenol Corp., 9.875%, 5/15/07...................        256,250
                                                                   ------------

              ENERGY--1.2%
      250,000 Belco Oil & Gas Corp., 8.875%, 9/15/07............        234,375
      250,000 Bellwether Exploration Co., 10.875%, 4/01/07......        227,188
      150,000 Benton Oil & Gas Co., 11.625%, 5/01/03............        109,500
      250,000 Continental Resources, Inc., 10.250%, 8/1/08......        220,314
      250,000 Frontier Oil Corp. 9.125%, 2/15/06................        226,250
      250,000 United Refining Co. Series B, 10.750%, 6/15/07....        162,500
                                                                   ------------
                                                                      1,180,127
                                                                   ------------

              FINANCE--4.8%
      750,000 Ford Motor Credit Co., 5.800%, 1/12/09............        742,427
      370,000 General Electric Capital Corp., 5.875%, 7/7/00
               (AUD)............................................        242,747
      620,000 KFW International Finance, 16.300%, 6/24/03 (PLN).        162,684
  141,000,000 KFW International Finance, 2.050%, 9/21/09 (JPY)..      1,423,801
      310,000 Merrill Lynch & Co., Inc. 6.000%, 11/15/04........        293,600

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

 $  1,380,000 Merrill Lynch & Co., Inc., 5.970%, 9/11/00 (CAD)..   $    956,976
      450,000 Paine Webber Group, Inc., 7.750%, 9/01/02.........        453,901
      300,000 TPSA Finance BV,
               7.750%, 12/10/08 144A............................        280,238
                                                                   ------------
                                                                      4,556,374
                                                                   ------------

              FINANCIAL/LEASING--1.2%
      250,000 Airplanes Pass Through Trust, 10.875%, 03/15/19...        216,404
      250,000 ContiFinancial Corp. 8.125%, 4/01/08..............         30,000
      600,000 Countrywide Funding Corp., 6.250%, 4/15/09........        541,542
      250,000 Navistar International Corp. Series B, 8.000%,
               2/01/08..........................................        240,625
      125,000 Williams Scotsman, Inc., 9.875%, 6/01/07..........        120,938
                                                                   ------------
                                                                      1,149,509
                                                                   ------------

              FOOD & BEVERAGES--0.5%
      250,000 Delta Beverage Group, Inc. 9.750%, 12/15/03.......        247,500
      250,000 Imperial Holly Corp., 9.750%, 12/15/07............        181,250
      350,000 NEBCO Evans Holdings Co., 0/12.375%, 7/15/07(b)...         45,500
                                                                   ------------
                                                                        474,250
                                                                   ------------

              FOREIGN--1.8%
      990,000 Algeria Tranche, 6.750%, 3/04/10 .................        710,325
      700,000 European Bank For Reconstruction & Development
               10.500%, 1/25/01 (PLN)...........................        160,357
      100,000 Morocco Loan Tranche 6.843%, 1/01/09..............         90,250
      655,953 Morocco Loan Tranche, 6.062%, 1/01/09.............        591,998
      550,000 Sudwest Landes Bank, 17.500%, 5/05/03 (PLN).......        147,243
                                                                   ------------
                                                                      1,700,173
                                                                   ------------

              FOREIGN GOVERNMENT--27.4%
    1,667,000 Federal Republic of Brazil, 14.500%, 10/15/09.....      1,850,370
      376,000 Federal Republic of Brazil, 6.937%, 4/15/06(c)....        331,554
    3,221,073 Federal Republic of Brazil, 8.000%, 4/15/14(c)....      2,388,425

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

     FACE                                                              VALUE
    AMOUNT                                                           (NOTE 1A)

              FOREIGN GOVERNMENT--(CONTINUED)
 $    470,000 Federal Republic of Germany, 4.000%, 6/16/00 (EUR).   $    474,531
      700,000 Federal Republic of Germany, 5.625%, 1/4/28 (EUR)..        671,650
      600,000 Federal Republic of Germany, 5.875%, 5/15/00 (EUR).        609,638
      230,000 Government of Spain 6.000%, 1/31/08 (EUR)..........        239,220
      270,000 Government of Spain 6.150%, 1/31/13 (EUR)..........        279,981
    2,100,000 Ivory Coast, 2.000%, 3/29/18(c)....................        451,500
    3,100,000 Kingdom of Sweden, 10.250%, 5/05/03 (SEK)..........        418,021
    1,800,000 Ministry Finance of Russia, 12.750%, 6/24/28.......      1,209,690
      175,000 Ministry Finance of Russia, 9.250%, 11/27/01.......        138,688
      950,000 National Republic of Bulgaria, 2.750%, 7/28/12(c)..        684,000
      750,000 National Republic of Bulgaria, 6.500%, 7/28/11(c)..        590,625
    4,000,000 Norwegian Treasury Bills, 5.250%, 3/15/00 (NOK)....        499,007
    1,600,000 Republic of Argentina 11.000%, 12/04/05............      1,568,000
      675,000 Republic of Argentina, 11.375%, 1/30/17............        658,564
    1,425,000 Republic of Colombia, 10.875%, 3/09/04.............      1,458,915
      891,216 Republic of Croatia 6.456%, 7/31/06(c).............        819,919
    1,000,000 Republic of Ecuador 4.000%, 2/28/25(c).............        342,500
   82,900,000 Republic of Greece, 11.000%, 2/25/00 (GRD)(c)......        256,137
  206,000,000 Republic of Greece,
               6.600%, 1/15/04 (GRD).............................        631,641
  101,000,000 Republic of Greece,
               7.600%, 1/22/02 (GRD).............................        312,524
  496,400,000 Republic of Greece,
               8.900%, 4/01/03 (GRD).............................      1,617,806
      140,000 Republic of Italy,
               5.250%, 11/1/29 (EUR).............................        125,784
    1,050,000 Republic of Panama 4.250%, 7/17/14(c)..............        821,625
    1,400,000 Republic of Peru, 4.500%, 3/07/17(c)...............        969,500
      300,000 Republic of Philippines, 9.875%, 1/15/19...........        296,250
      370,000 Republic of Slovenia, 5.375%, 5/27/05 (EUR)........        368,135

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

 $    380,951 Republic of Venezuela 7.000%, 12/18/07(c).........   $    301,985
    1,750,000 Republic of Venezuela, 13.625%, 8/15/18...........      1,557,500
      175,000 Russian Federation, 11.750%, 6/10/03 144A.........        131,687
      350,000 United Mexican States, 10.375%, 2/17/09...........        371,618
    1,500,000 United Mexican States, 6.25%, 12/31/19............      1,181,250
      400,000 United Mexican States, 6.25%, 12/31/19............        315,000
    1,000,000 United Mexican States, 9.875%, 1/15/07............      1,041,500
                                                                   ------------
                                                                     25,984,740
                                                                   ------------

              GOVERNMENT AGENCIES--19.5%
      104,811 Federal Home Loan Mortgage, 10.000%, 05/15/20.....        111,993
        1,459 Federal Home Loan Mortgage, 1156.500%,
               06/15/21(d)......................................         40,238
    8,424,828 Federal National Mortgage Association, 0.531%,
               10/17/36(d)......................................        211,430
    3,418,159 Federal National Mortgage Association, 0.580%,
               03/17/20(d)......................................         78,184
    9,854,637 Federal National Mortgage Association, 1.044%,
               06/25/38(d)......................................        554,057
    4,653,810 Federal National Mortgage Association, 1.670%,
               02/25/35(d)......................................        326,753
       45,757 Federal National Mortgage Association, 10.400%,
               04/25/19.........................................         47,629
       10,656 Federal National Mortgage Association, 13.000%,
               11/15/15.........................................         12,008
    6,000,000 Federal National Mortgage Association, 6.000%,
               TBA..............................................      5,488,080
      737,937 Federal National Mortgage Association, 6.500%,
               3/1/26...........................................        699,889
       87,830 Federal National Mortgage Association, 7.000%,
               5/1/26...........................................         85,140
    3,500,000 Federal National Mortgage Association, 7.000%,
               TBA..............................................      3,384,045
      506,228 Federal National Mortgage Association, 7.387%,
               08/17/03.........................................        507,531
    7,000,000 Federal National Mortgage Association, 7.500%,
               TBA..............................................      6,921,250
                                                                   ------------
                                                                     18,468,227
                                                                   ------------

              HOTEL/LODGING--0.2%
      250,000 HMH Properties, Inc. Series B, 7.875%, 8/01/08....        223,750
                                                                   ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              HOUSING RELATED--0.2%
 $    250,000 CB Richards Ellis Services, Inc. 8.875%, 6/01/06..   $    226,250
                                                                   ------------

              LEISURE TIME--1.4%
      250,000 Empress Entertainment, Inc. 8.125%, 7/01/06.......        248,438
      250,000 Harrah's Operating Co., Inc. 7.875%, 12/15/05.....        241,250
      250,000 Horseshoe Gaming 9.375%, 6/15/07..................        250,000
      150,000 Mohegan Tribal Gaming, 8.750%, 1/01/09............        149,625
      250,000 Sun International Hotels, 8.625%, 12/15/07........        235,000
      244,000 Waterford Gaming,
               9.500%, 3/15/10 144A.............................        244,000
                                                                   ------------
                                                                      1,368,313
                                                                   ------------

              METALS/MINING/STEEL--0.5%
      250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
               8/31/07..........................................        226,250
      250,000 P&L Coal Holdings Corp., 9.625%, 5/15/08..........        243,750
                                                                   ------------
                                                                        470,000
                                                                   ------------

              MORTGAGE--12.5%
    1,800,000 Commercial Mortgage Asset Trust 7.350%, 08/17/13..      1,675,539
      900,000 ContiMortgage Home Equity Loans, 7.000%, 12/25/01.        673,313
      897,923 Countrywide Mortgage Backed Securities Corp.,
               7.750%, 06/25/24.................................        881,199
    9,642,335 DLJ Commercial Mortgage Corp. 0.892%, 05/10/23(d).        397,746
    8,897,075 DLJ Commercial Mortgage Corp. 1.068%, 11/12/31(d).        447,639
      244,081 First Union Residential Securitization, 7.000%,
               08/25/28.........................................        211,130
      987,659 GE Capital Mortgage Services, Inc. 6.750%,
               11/25/28.........................................        893,831
    1,596,601 Green Tree Financial Corp., 7.070%, 01/15/29......      1,545,702
    1,250,000 LB Commercial Conduit Mortgage Trust, 6.780%,
               4/15/09..........................................      1,192,594
    1,381,935 Mid State Trust VI, 7.340%, 07/01/35..............      1,343,062
      344,568 PNC Mortgage Securities Corp. 6.750%, 05/25/28....        286,853

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

 $    744,077 PNC Mortgage Securities Corp. 6.772%, 03/25/29....   $    677,110
      643,027 PNC Mortgage Securities Corp. 6.904%, 04/25/29....        542,554
      441,074 PNC Mortgage Securities Corp., 6.735%, 02/25/28...        370,502
      467,354 PNC Mortgage Securities Corp., 6.838%, 05/25/28...        398,711
      375,000 RG Receivables Co., 9.600%, 2/28/05...............        303,750
                                                                   ------------
                                                                     11,841,235
                                                                   ------------

              PAPER--0.3%
      250,000 Repap New Brunswick, Inc., 10.625%, 4/15/05.......        232,500
                                                                   ------------

              REAL ESTATE--0.1%
      150,000 Spieker Properties LP, 7.250%, 5/1/09.............        139,716
                                                                   ------------

              RETAIL--1.9%
      400,000 Archibald Candy Corp. 10.250%, 7/01/04............        389,000
      250,000 Cole National Group, Inc. 9.875%, 12/31/06........        190,000
      250,000 Finlay Fine Jewelry Corp., 8.375%, 5/01/08........        231,250
      321,000 Guitar Center Management Co., Inc. 11.000%,
               7/01/06..........................................        318,191
      250,000 Musicland Group, Inc. Series B, 9.875%, 3/15/08...        228,750
      125,000 Pueblo Xtra International, 9.500%, 8/01/03........         76,250
      400,000 Staples, Inc., 7.125%, 8/15/07....................        384,010
                                                                   ------------
                                                                      1,817,451
                                                                   ------------

              SERVICES--2.9%
      125,000 Allied Waste North America, Inc. 10.000%, 8/1/09,
               144A.............................................        111,563
      450,000 Comdisco, Inc., 6.000%, 1/30/02...................        435,589
      250,000 Integrated Electric Services, Inc., 9.375%,
               2/01/09..........................................        245,313
      250,000 Intertek Finance Plc, Series B, 10.250%, 11/01/06.        233,750
      250,000 Iron Mountain, Inc., 10.125%, 10/01/06............        256,250
      125,000 Iron Mountain, Inc., 8.750%, 9/30/09..............        120,000
      250,000 Loomis Fargo & Co., 10.000%, 1/15/04..............        248,437
      250,000 Marsulex, Inc., 9.625%, 7/01/08...................        240,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              SERVICES--(CONTINUED)
 $    250,000 Primark Corp.,
               9.250%, 12/15/08 144A............................   $    234,063
      225,000 Protection One Alarm, Inc., 8.125%, 1/15/09 144A..        108,563
      250,000 Safety Kleen Services, 9.250%, 6/01/08............        248,124
      400,000 Service Corporation International, 6.000%,
               12/15/05.........................................        280,180
                                                                   ------------
                                                                      2,761,832
                                                                   ------------

              STEEL--0.2%
      250,000 Algoma Steel, Inc. 12.375%, 7/15/05...............        236,250
                                                                   ------------

              TELECOMMUNICATIONS--2.3%
      250,000 Centennial Cellular Corp., 10.750%, 12/15/08......        269,374
      200,000 GTE Corp. 6.940%, 4/15/28.........................        180,658
      275,000 ICG Holdings, Inc., 0/13.500%, 9/15/05(b).........        237,875
      175,000 Intermedia Communications, Inc., 8.600%, 6/01/08..        161,875
      350,000 International Cabletel, Inc., 0/11.500%,
               2/01/06(b).......................................        316,750
      500,000 Nextel Communications, Inc., 0/9.950%, 2/15/08(b).        353,750
      400,000 Sprint Capital Corp., 6.500%, 11/15/01............        396,583
      400,000 United International Holdings Series B, 0/10.750%,
               2/15/08(b).......................................        253,000
                                                                   ------------
                                                                      2,169,865
                                                                   ------------

              TRANSPORTATION--1.0%
      250,000 Atlantic Express Transportation Corp. 10.75%,
               2/01/04..........................................        243,750
      150,000 Enterprises Shipholding Corp. 8.875%, 5/01/08.....         90,000
      200,000 Holt Group, Inc., 9.750%, 1/15/06.................        135,000
      250,000 Stena AB, 10.500%, 12/15/05.......................        230,625
      400,000 TFM, SA, 0/11.750%, 6/15/09(b)....................        258,000
                                                                   ------------
                                                                        957,375
                                                                   ------------

              U.S. GOVERNMENT--5.2%
    2,000,000 United States Treasury Bonds, 5.250%, 11/15/28....      1,649,094
    1,000,000 United States Treasury Bonds, 5.250%, 2/15/29.....        826,870
      910,000 United States Treasury Bonds, 5.500%, 8/15/28.....        776,762
      200,000 United States Treasury Bonds, 6.125%, 11/15/27....        186,264

     FACE                                                               VALUE
    AMOUNT                                                            (NOTE 1A)

 $  1,500,000 United States Treasury
               Notes, 5.25%, 5/31/01............................     $  1,480,785
                                                                     ------------
                                                                        4,919,775
                                                                     ------------
              Total Bonds & Notes
               (Identified Cost
               $96,194,317).....................................       93,131,337
                                                                     ------------

               PREFERRED STOCKS--0.0%

    SHARES
          840 TCR Holdings, Class B ............................                8
          462 TCR Holdings, Class C.............................                6
        1,219 TCR Holdings, Class D.............................               12
        2,521 TCR Holdings, Class E.............................               25
                                                                     ------------
              Total Preferred Stocks
               (Identified Cost $300)...........................               51
                                                                     ------------

              WARRANTS--0.1%

          200 In Flight Phone Corp.(e)..........................               --
          554 United Mexico States..............................           48,475
                                                                     ------------
              Total Warrants
               (Identified Cost
               $19,016).........................................           48,475
                                                                     ------------

              OPTIONS--0.0%
          130 Hong Kong Dollar Put/U.S.
               Dollar Call 7.8165,
               January 2000 ....................................               --
           65 Hong Kong Dollar Put/U.S.
               Dollar Call 7.8025,
               January 2000 ....................................               --
                                                                     ------------
              Total Options
               (Identified Cost
               $176,497)........................................               --
                                                                     ------------

SHORT-TERM INVESTMENTS--15.7%

     FACE
    AMOUNT
 $  3,000,000 Consolidated Coal Co.
               6.520%, 1/19/00..................................        2,990,220
    3,000,000 GATX Capital Corp.,
               6.470%, 1/19/00..................................        2,990,295
    3,000,000 Tennessee Gas Pipeline
               Co., 6.400%, 1/19/00.............................        2,990,400
    3,000,000 Tyco International, Inc.,
               6.520%, 1/19/00..................................        2,990,220
    3,000,000 USEC, Inc., 6.520%,
               1/19/00..........................................        2,990,220
                                                                     ------------
              Total Short-Term
               Investments
               (Identified Cost
               $14,951,355)......................................      14,951,355
                                                                     ------------
              Total Investments--113.9%
               (Identified Cost
               $111,341,485)(a)..................................     108,131,218
              Other assets less
               liabilities......................................      (13,220,858)
                                                                     ------------
              TOTAL NET ASSETS--100%.............................    $ 94,910,360
                                                                     ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 1999

                                  LOCAL    AGGREGATE               UNREALIZED
     CURRENCY        DELIVERY   CURRENCY      FACE      TOTAL    APPRECIATION/
     CONTRACT          DATE      AMOUNT      VALUE      VALUE    (DEPRECIATION)
Canadian Dollar
 (bought)            1/28/2000     453,391 $  308,986 $  314,298   $   5,312
Euro Currency
 (bought)            1/18/2000     384,002    404,914    387,336     (17,578)
Euro Currency
 (bought)            1/28/2000   2,531,722  2,688,778  2,555,588    (133,190)
Euro Currency
 (sold)              1/28/2000   3,006,619  3,060,983  3,034,963      26,020
Pound Sterling
 (bought)            1/18/2000     540,719    886,276    873,502     (12,774)
Pound Sterling
 (bought)            1/28/2000     544,538    896,212    879,716     (16,496)
Pound Sterling
 (sold)              1/28/2000   1,111,217  1,838,342  1,795,201      43,141
Greek Drachma
 (sold)              1/28/2000 386,588,189  1,228,942  1,176,782      52,160
Greek Drachma
 (bought)            1/28/2000 321,991,500    982,625    980,149      (2,476)
Japanese Yen (sold)  1/28/2000 143,135,954  1,393,051  1,407,554     (14,503)
Japanese Yen
 (bought)            1/28/2000  94,203,000    902,674    926,363      23,689
Swedish Krona
 (sold)              1/28/2000   7,400,000    901,525    871,300      30,225
Swedish Krona
 (bought)            1/28/2000   4,772,582    568,097    561,939      (6,158)
                                                                   ---------
Net unrealized depreciation on Forward Currency contracts......    $ (22,628)
                                                                   =========

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized depreciation on investments based on cost of $111,854,816 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 2,450,389
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (6,173,987)
                                                                   -----------
   Net unrealized depreciation.................................... $(3,723,598)
                                                                   ===========

  For Federal income tax purposes, the Series has a capital loss carryforward at December 31, 1999 of approximately $5,762,000 which will expire in 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.
(b) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.
(c) Variable or floating rate security. Rate disclosed is as of December 31, 1999.
(d) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e) Non-Income producing security.
(f) Non-Income producing; issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

Key to abbreviations:
AUD--Australian Dollar
CAD--Canadian Dollar
EUR--Euro Currency
GRD--Greek Drachma
JPY--Japanese Yen
NOK--Norwegian Krone
PLN--Polish Zloty
SEK--Swedish Krona
144A--Securities exempt from
      registration under Rule 144A of
      the securities act of 1933.
      These securities may be resold
      in transactions exempt from
      registration, normally to
      qualified institutional buyers.
      At the period end, the value of
      these securities amounted to
      $1,591,627 or 1.7% of net
      assets.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value...............................              $108,131,218
 Cash...............................................                   840,575
 Receivable for:
 Fund shares sold...................................                   187,144
 Accrued interest...................................                 2,091,006
 Foreign taxes......................................                       324
 Miscellaneous......................................                     8,441
                                                                  ------------
  Total Assets......................................               111,258,708

LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $   156,476
 Securities purchased...............................   16,075,069
 Open forward currency
  contracts--net....................................       22,628
 Withholding taxes..................................        2,253
 Due to subcustodian banks..........................        2,234
 Miscellaneous......................................          157
 Accrued expenses:
 Management fees....................................       52,198
 Deferred trustees fees.............................        4,635
 Other expenses.....................................       32,698
                                                      -----------
  Total Liabilities.................................                16,348,348
                                                                  ------------
NET ASSETS..........................................              $ 94,910,360
                                                                  ============
 Net assets consist of:
 Capital paid in....................................              $104,495,187
 Overdistributed net investment income..............                   (62,769)
 Accumulated net realized gains (losses)............                (6,275,333)
 Unrealized appreciation (depreciation) on
  investments and foreign currency..................                (3,246,725)
                                                                  ------------
NET ASSETS..........................................              $ 94,910,360
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($94,910,360 divided by 8,897,436 shares of
 beneficial interest)...............................              $      10.67
                                                                  ============
Identified cost of investments......................              $111,341,485
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Interest.........................................               $ 8,522,109(a)
                                                                 -----------

EXPENSES
 Management fees..................................  $   618,506
 Deferred expense reimbursement...................       12,296
 Trustees' fees and expenses......................       11,279
 Custodian........................................       83,293
 Audit and tax services...........................       18,778
 Legal............................................        4,825
 Printing.........................................       14,791
 Amortization of organization expense.............        1,678
 Insurance........................................        1,968
 Miscellaneous....................................        3,492
                                                    -----------
  Total Expenses..................................                   770,906
                                                                 -----------
NET INVESTMENT INCOME.............................                 7,751,203
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................   (3,714,519)
 Foreign currency transactions--net...............     (205,133)  (3,919,652)
                                                    -----------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (2,425,932)
 Foreign currency translation--net................      (38,571)  (2,464,503)
                                                    -----------  -----------
Net gain (loss)...................................                (6,384,155)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $ 1,367,048
                                                                 ===========

(a) Net of foreign taxes of $15,197

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  7,751,203  $  6,207,055
 Net realized gain (loss)..........................   (3,919,652)   (2,493,823)
 Unrealized appreciation (depreciation)............   (2,464,503)   (2,329,435)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.    1,367,048     1,383,797
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................   (7,574,436)   (6,162,469)
 Net realized gain.................................            0       (87,409)
 In excess of net realized gain....................            0      (137,672)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (7,574,436)   (6,387,550)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   29,507,364    48,659,454
 Reinvestment of distributions.....................    7,574,436     6,387,550
 Cost of shares redeemed...........................  (31,413,923)  (25,795,325)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    5,667,877    29,251,679
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (539,511)   24,247,926
NET ASSETS
 Beginning of the year.............................   95,449,871    71,201,945
                                                    ------------  ------------
 End of the year................................... $ 94,910,360  $ 95,449,871
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $    (62,769) $    (45,647)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    2,585,620     3,992,202
 Issued in reinvestment of distributions...........      709,882       558,777
 Redeemed..........................................   (2,751,781)   (2,123,814)
                                                    ------------  ------------
 Net Change........................................      543,721     2,427,165
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                            YEAR ENDED DECEMBER 31,
                                     ------------------------------------------
                                      1999     1998     1997     1996     1995
                                     -------  -------  -------  -------  ------
Net Asset Value, Beginning of Year.  $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                                     -------  -------  -------  -------  ------
Income From Investment Operations
 Net Investment Income.............     0.95     0.80     0.75     0.51    0.58
 Net Realized and Unrealized Gain
  (Loss) on Investments............    (0.78)   (0.56)    0.54     1.05    1.30
                                     -------  -------  -------  -------  ------
 Total From Investment operations..     0.17     0.24     1.29     1.56    1.88
                                     -------  -------  -------  -------  ------
Less Distributions
 Distributions From Net Investment
  Income...........................    (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
 Distributions From Net Realized
  Capital Gains....................     0.00    (0.02)   (0.14)   (0.19)  (0.22)
 Distributions in Excess of Net
  Realized Capital Gains...........     0.00    (0.01)    0.00     0.00    0.00
                                     -------  -------  -------  -------  ------
 Total Distributions...............    (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                                     -------  -------  -------  -------  ------
Net Asset Value, End of Year.......  $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                                     =======  =======  =======  =======  ======
TOTAL RETURN (%)...................      1.4      2.0     11.1     14.4    19.4
Ratio of Operating Expenses to
 Average Net Assets (%)............     0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment Income to
 Average Net Assets (%)............     8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate (%)........      224      283      258      176     202
Net Assets, End of Year (000) .....  $94,910  $95,450  $71,202  $35,808  $9,484
The Ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%).....................       --       --     0.87     1.19    2.44

                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGER: ROGER LAVAN SALOMON BROTHERS ASSET MANAGEMENT INC


[PHOTO APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE PAST 12 MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Salomon Brothers U.S. Government Series returned 0.2% for the year end-ing December 31, 1999 versus 0.5% return of the Lehman Brothers Intermediate Government Index/4/ and a 0.4% return of the Lipper Variable Product GNMA/US Mortgage Fund Average./17/

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST 12 MONTHS.

A. The investment grade bond market started off 1999 strong, benefiting from stable Treasury rates, declining volatility and a reduction in liquidity pre-miums. Away from investment grade, performance for High Yield bonds and Emerg-ing Market Debt had a stellar start, as the financial markets shrugged off Brazil's currency problems. As the year progressed, however, the bond market encountered some difficulties. Fears of an overheating economy coupled with mounting investor fear of inflation and Y2K concerns conspired against the fixed income sector. The mounting inflation concerns forced a proactive Fed-eral Reserve to raise the federal funds rate three times from 4.75% to 5.50%.

Salomon Brothers Asset Management believes there is a very strong case for further Fed tightening in the first half of 2000 given a continued tight labor market and persistent strong consumer demand. This tightening will likely do more to flatten the yield curve than move the overall bond market to signifi-cantly higher levels. If the Fed is successful in offsetting rising inflation, then long-term interest rates should start to fall toward the end of 2000 and going into 2001. We remain optimistic on the outlook for emerging market debt and high yield paper. Emerging Market Debt should perform well as the strength in the global economy keeps commodity prices well supported in 2000. We expect high yield bonds to benefit from declining default rates, strong merger and acquisition activity, wide spreads, and solid growth coupled with low to mod-erate inflation here in the States.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. Given the aforementioned 1999 fixed income backdrop, we focused on high quality issues and remained overweight in spread products, though we have trimmed our overall allocation in those areas. The portfolio is constantly un-dergoing evaluation and making the appropriate changes to maintain our simul-taneous focus on quality and opportunities in the market.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE DURING THE PAST 12 MONTHS?

A. The Series underperformed due to a slightly longer duration than its benchmark.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT 6 MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. In our judgement, the challenge remains for Fed policymakers to slow the economy to a more sustainable pace of growth. We believe there is a case for another 50 basis points of Fed tightening over the first part of 2000 given a continued tight labor market. This tightening will likely do more to flatten the yield curve than move the overall bond market to higher levels. If the Fed is successful in offsetting rising inflation, then long-term interest rates should start to fall before year-end 2000 and into 2001. We will focus on these ideas throughout the year in the management of the portfolio.

   A $10,00 investment compared to the Lehman Intermediate Government Index since the Series' Inception

                                   [GRAPH]

          Salomon Brothers U.S.     Lehman Intermediate
          Government Securities      Government Index

10/31/94         10,000                   10,000
12/31/94         10,060                    9,988
 6/30/95         11,571                   11,427
 6/30/96         11,954                   11,891
 6/30/97         12,967                   12,810
 6/30/98         13,954                   13,897
 6/30/99         13,978                   13,964

Average Annual Total Return

                                                            Lipper Variable
                       US Government   Lehman Intermediate    US Mortgage
                          Series          US Government         and GNMA

         1 Year            0.2%               0.5%                0.4%
        3 Years            5.4                5.5                 5.5
        5 Years            6.8                6.9                 7.2
Since Inception            6.7                6.7                 n/a

[checkmark] FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.
START DATE: October 31, 1994
SIZE: $51 million as of December 31, 1999
MANAGERS: Roger Lavan has managed the Series since its inception in 1994. Mr. Lavan has managed the Salomon Brothers Investment Series--U.S. Government Income Fund and the North American U.S. Government Securities Fund since January 1992. He joined Salomon Brothers Asset Management Inc in 1990. Mr. Lavan has also co-managed the Strategic Bond Opportunities Series since June 1998.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--83.1% OF TOTAL NET ASSETS


    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)
            FEDERAL AGENCY--76.2%
 $  300,000 Federal Home Loan Banks, 5.940%, 6/13/00...............   $  299,480
  1,000,000 Federal Home Loan Banks, 5.800%, 9/02/08...............      921,690
     11,006 Federal Home Loan Mortgage Corp., 6.000%, 10/1/10......       10,463
  1,266,134 Federal Home Loan Mortgage Corp., 6.000%, 10/1/28......    1,158,906
  1,069,676 Federal Home Loan Mortgage Corp., 6.000%, 11/1/28......      979,086
    900,000 Federal Home Loan Mortgage Corp., 6.247%, 3/25/21......      855,563
    410,632 Federal Home Loan Mortgage Corp., 6.500%, 8/1/13.......      398,313
    194,709 Federal Home Loan Mortgage Corp., 6.500%, 3/1/26.......      183,756
     48,615 Federal Home Loan Mortgage Corp., 6.500%, 5/1/26.......       45,881
     44,111 Federal Home Loan Mortgage Corp., 6.500%, 6/1/26.......       41,629
    659,912 Federal Home Loan Mortgage Corp., 6.500%, 7/1/26.......      622,791
    233,194 Federal Home Loan Mortgage Corp., 7.000%, 7/1/11.......      230,790
    162,786 Federal Home Loan Mortgage Corp., 7.000%, 4/15/21......      162,176
    146,312 Federal Home Loan Mortgage Corp., 7.500%, 5/1/07.......      147,467
    208,596 Federal Home Loan Mortgage Corp., 8.000%, 12/1/19......      210,747
    517,651 Federal Home Loan Mortgage Corp., 8.000%, 7/1/20.......      521,047
    141,484 Federal Home Loan Mortgage Corp., 8.250%, 4/1/17.......      144,880
    103,358 Federal Home Loan Mortgage Corp., 9.000%, 10/1/17......      107,156
    497,803 Federal Home Loan Mortgage Corp., 10.000%, 3/1/16......      530,031
    219,338 Federal Home Loan Mortgage Corp., 10.500%, 6/1/20......      234,347
     44,379 Federal Home Loan Mortgage Corp., 11.750%, 1/1/12......       50,052
  2,000,000 Federal National Mortgage Association, 6.000%, TBA.....    1,829,360
    150,549 Federal National Mortgage Association, 6.500%, 6/1/08..      147,141
     50,296 Federal National Mortgage Association, 6.500%, 12/1/10.       48,965
     29,995 Federal National Mortgage Association, 6.500%, 4/1/13..       29,095
    144,658 Federal National Mortgage Association, 6.500%, 4/1/13..      140,408
    627,133 Federal National Mortgage Association, 6.500%, 4/1/13..      608,319

    FACE                                                            VALUE (NOTE
   AMOUNT                                                               1A)
 $  552,317 Federal National Mortgage Association, 6.500%,
             7/1/13..............................................   $   535,748
    284,506 Federal National Mortgage Association, 6.500%,
             3/1/26..............................................       269,837
  1,448,667 Federal National Mortgage Association, 6.500%,
             4/1/29..............................................     1,364,905
  5,900,000 Federal National Mortgage Association, 6.500%, TBA...     5,558,862
  1,255,000 Federal National Mortgage Association, 6.527%,
             5/25/30.............................................     1,174,522
  1,152,696 Federal National Mortgage Association, 6.654%,
             12/28/28............................................     1,118,115
    125,418 Federal National Mortgage Association, 7.000%,
             11/1/23.............................................       121,969
    130,244 Federal National Mortgage Association, 7.000%,
             7/1/26..............................................       126,255
    616,531 Federal National Mortgage Association, 7.000%,
             2/1/28..............................................       597,067
    673,583 Federal National Mortgage Association, 7.000%,
             10/1/28.............................................       651,268
    468,619 Federal National Mortgage Association, 7.000%,
             11/1/28.............................................       453,094
    699,122 Federal National Mortgage Association, 7.000%,
             2/1/29..............................................       677,051
    120,216 Federal National Mortgage Association, 7.000%,
             2/1/29..............................................       116,233
  1,400,000 Federal National Mortgage Association, 7.000%, TBA...     1,383,802
  6,000,000 Federal National Mortgage Association, 7.000%, TBA...     5,801,220
  2,000,000 Federal National Mortgage Association, 7.500%, TBA...     1,977,500
     11,590 Federal National Mortgage Association, 11.500%,
             9/1/19..............................................        12,785
    346,124 Federal National Mortgage Association, 12.000%,
             10/1/15.............................................       384,215
     19,980 Federal National Mortgage Association, 12.000%,
             1/1/16..............................................        22,228
     39,064 Federal National Mortgage Association, 12.500%,
             9/1/15..............................................        43,861
    186,490 Federal National Mortgage Association, 12.500%,
             1/1/16..............................................       208,472
     35,011 Federal National Mortgage Association, 13.000%,
             11/1/14.............................................        39,456
     12,117 Federal National Mortgage Association, 14.500%,
             11/1/14.............................................        13,988
  5,000,000 Government National Mortgage Association 7.500%, TBA.     4,943,750
    109,180 Government National Mortgage Association 9.000%,
             10/20/16............................................       114,503
    177,513 Government National Mortgage Association 9.000%,
             12/15/16............................................       185,455
    300,000 Student Loan Marketing Association, 7.500%, 3/8/00...       300,688
                                                                    -----------
                                                                     38,856,388
                                                                    -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)


    FACE                                                               VALUE
   AMOUNT                                                             (NOTE 1A)
             U.S. GOVERNMENT--6.9%
 $   600,000 U. S. Treasury Notes,
              4.750%, 2/15/04.....................................   $   565,968
   1,500,000 U. S. Treasury Notes,
              5.250%, 5/15/04.....................................     1,437,272
   1,500,000 U. S. Treasury Notes,
              5.500%, 5/15/09.....................................     1,397,580
     100,000 U. S. Treasury Bonds,
              6.375%, 8/15/27.....................................        96,047
                                                                     -----------
                                                                       3,496,867
                                                                     -----------
             Total Bonds & Notes (Identified Cost $43,614,937)......  42,353,255
                                                                     -----------

SHORT-TERM INVESTMENTS--59.2%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
 $ 3,500,000 Consolidation Coal Co. 6.520%, 1/19/00............   $  3,488,590
   1,900,000 GATX Capital Corp., 6.470%, 1/19/00...............      1,893,854
   2,100,000 Tennessee Gas Pipeline Co., 6.400%, 1/19/00.......      2,093,280
   3,500,000 Tyco International, Inc., 6.520%, 1/19/00.........      3,488,590
   3,500,000 USEC, Inc., 6.520%, 1/19/00.......................      3,488,590
  11,000,000 Repurchase Agreement with J.P. Morgan & Co. dated
              12/31/2000 at 2.9% to be repurchased at
              $11,002,658 on 1/3/2000, collateralized by
              $9,067,000 U.S. Treasury Bonds,9.000% due
              11/15/2018 with a value of $11,219,959...........     11,000,000
   4,740,000 Repurchase Agreement with State Street Corp. dated
              12/31/1999 at 3.0% to be repurchased at
              $4,741,185 on 1/3/2000, collateralized by
              $3,890,000 U.S. Treasury Bonds, 8.875% due
              8/15/17 with a value of $4,838,188...............      4,740,000
                                                                  ------------
             Total Short-Term Investments (Identified Cost
              $30,192,904).....................................     30,192,904
                                                                  ------------
             Total Investments--142.3%
              (Identified Cost $73,807,841)(a).................     72,546,159
             Other assets less liabilities.....................    (21,578,672)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $ 50,967,487
                                                                  ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized depreciation on investments based on cost of $73,815,231 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost............... $     1,667
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,270,739)
                                                                   -----------
   Net unrealized depreciation.................................... $(1,269,072)
                                                                   ===========

  For Federal income tax purposes, the Series has a capital loss carryforward at December 31, 1999 of approximately $1,110,000 which will expire in 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999



ASSETS
 Investments at value.................................              $56,806,159
 Investments in repurchase agreements at cost.........               15,740,000
                                                                    -----------
 Total investments....................................               72,546,159
 Cash.................................................                      625
 Receivable for:
 Fund shares sold.....................................                  273,935
 Accrued interest.....................................                  270,248
                                                                    -----------
 Total Assets.........................................               73,090,967
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $   202,104
 Securities purchased.................................   21,864,897
 Accrued expenses:
 Management fees......................................       27,542
 Deferred trustees fees...............................        4,108
 Other expenses.......................................       24,829
                                                        -----------
 Total Liabilities....................................               22,123,480
                                                                    -----------
NET ASSETS............................................              $50,967,487
                                                                    ===========
 Net assets consist of:
 Capital paid in......................................              $53,370,933
 Overdistributed net investment income................                   (2,294)
 Accumulated net realized gains (losses)..............               (1,139,470)
 Unrealized appreciation (depreciation) on investments
  and foreign currency................................               (1,261,682)
                                                                    -----------
NET ASSETS............................................              $50,967,487
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($50,967,487 divided by 4,716,576 shares of
 beneficial interest).................................              $     10.81
                                                                    -----------
 Identified cost of investments.......................              $73,807,841
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Interest...............................................           $ 3,241,603(a)
                                                                   -----------
EXPENSES
 Management fees........................................ $270,607
 Trustees' fees and expenses............................    9,613
 Custodian..............................................   39,405
 Audit and tax services.................................   18,084
 Legal..................................................    2,606
 Printing...............................................    5,545
 Amortization of organization expense...................    1,678
 Insurance..............................................    1,018
 Miscellaneous..........................................    3,452
                                                         --------
   Total expenses.......................................  352,008
   Less expenses assumed by the investment adviser......   (7,595)     344,413
                                                         --------  -----------
NET INVESTMENT INCOME...................................             2,897,190
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.......................................            (1,147,477)
 Unrealized appreciation (depreciation) on:
 Investments--net.......................................            (1,664,506)
                                                                   -----------
Net gain (loss).........................................            (2,811,983)
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...           $    85,207
                                                                   ===========

(a) Net of interest expense of $6,150.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           1999          1998
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $ 2,897,190   $ 1,753,711
 Net realized gain (loss)............................   (1,147,477)      273,855
 Unrealized appreciation (depreciation)..............   (1,664,506)      196,244
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...       85,207     2,223,810
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...............................   (2,904,887)   (1,671,941)
 Net realized gain...................................     (109,221)     (240,092)
                                                       -----------   -----------
 TOTAL DISTRIBUTIONS.................................   (3,014,108)   (1,912,033)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   25,884,708    35,229,571
 Reinvestment of distributions.......................    3,014,108     1,912,033
 Cost of shares redeemed.............................  (20,808,995)  (13,790,161)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................    8,089,821    23,351,443
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............    5,160,920    23,663,220
NET ASSETS
 Beginning of the year...............................   45,806,567    22,143,347
                                                       -----------   -----------
 End of the year.....................................  $50,967,487   $45,806,567
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $    (2,294)  $    16,486
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares......................    2,268,282     3,026,984
 Issued in reinvestment of distributions.............      277,968       167,118
 Redeemed............................................   (1,822,836)   (1,189,557)
                                                       -----------   -----------
 Net Change..........................................      723,414     2,004,545
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                            YEAR ENDED DECEMBER 31,
                                     ------------------------------------------
                                      1999     1998     1997     1996     1995
                                     -------  -------  -------  -------  ------
Net Asset Value, Beginning of Year.  $ 11.47  $ 11.14  $ 10.83  $ 11.04  $ 9.96
                                     -------  -------  -------  -------  ------
Income From Investment Operations
 Net Investment Income.............     0.65     0.47     0.53     0.58    0.33
 Net Realized and Unrealized Gain
  (Loss) on Investments............    (0.62)    0.37     0.40    (0.21)   1.16
                                     -------  -------  -------  -------  ------
 Total From Investment operations..     0.03     0.84     0.93     0.37    1.49
                                     -------  -------  -------  -------  ------
Less Distributions
 Distributions From Net Investment
  Income...........................    (0.66)   (0.45)   (0.53)   (0.56)  (0.33)
 Distributions From Net Realized
  Capital Gains....................    (0.03)   (0.06)   (0.05)   (0.02)  (0.08)
 Distributions in Excess of Net
  Realized Capital Gains...........     0.00     0.00    (0.04)    0.00    0.00
                                     -------  -------  -------  -------  ------
 Total Distributions...............    (0.69)   (0.51)   (0.62)   (0.58)  (0.41)
                                     -------  -------  -------  -------  ------
Net Asset Value, End of Year.......  $ 10.81  $ 11.47  $ 11.14  $ 10.83  $11.04
                                     =======  =======  =======  =======  ======
TOTAL RETURN (%)...................      0.2      7.5      8.6      3.3    15.0
Ratio of Operating Expenses to
 Average Net Assets (%)............     0.70     0.70     0.70     0.70    0.70
Ratio of Net Investment Income to
 Average Net Assets (%)............     5.89     5.70     6.42     6.13    5.62
Portfolio Turnover Rate (%)........      530      496      572      388     415
Net Assets, End of Year (000)......  $50,967  $45,807  $22,143  $13,211  $7,542
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%).....................     0.72     0.77     0.98     1.37    2.90

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES

PORTFOLIO MANAGER: PETER W. PALFREY, CFA BACK BAY ADVISORS, L.P.

[PHOTO OF PETER PALFREY APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Series performed below its peer group average for the year ending Decem-ber 31, 1999, returning 10.0% versus 12.0% for the Lipper Variable Product Flexible Fund Average,/8/ placing the Series in the 55th percentile. The Series also underperformed compared to an unmanaged index of 65% S&P 500 Index and 35% Lehman Government/Corporate Bond Index,/3/ which returned 12.5%. This underperformance reflected the significant underperformance of the stock por-tion of the portfolio relative to the S&P 500 Index./25/ In particular, the low P/E holdings, which comprise 20% of the stock portfolio, were only marginally positive for the year, in marked contrast to the 20% plus returns recorded in the broader market, as investors continued to shun "value" situations and favor "growth" situations. However, the Series remains well ahead of its peers on a 3-year and 5-year basis, with annualized returns of 18.5% and 20.3%, respec-tively, versus 15.3% and 17.1%, respectively, for its peer group.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. As liquidity returned to the fixed income and equity markets late in 1998, the "flight to quality" dissipated, causing Treasury bond yields to rise sharply through year-end 1998 and into 1999. Mitigating the negative effect of this sharp rise in interest rates in the government market was a significant shift in investor appetite back towards "riskier" assets, including equities and fixed income spread products. This translated into robust equity returns and a significant tightening of fixed income spread products during the first five months of 1999.

However, market conditions subsequently deteriorated. As it became clear that most overseas economies and the U.S. had weathered the Russian default-inspired liquidity crisis of last fall (and were well on their way towards a sustainable rebound), investor attention shifted to the threat of tighter Federal Reserve monetary policy. Rising commodity prices, tight U.S. labor markets, sustained consumer spending, and lofty equity market valuations subsequently prompted the Federal Reserve to raise short-term interest rates on three separate occasions in a preemptive bid to keep consumer prices in check. Equity markets corrected sharply through mid-October, mirroring the precipitous decline in bond values.

As liquidity and Y2K concerns started to abate in late fall, investors rushed back to U.S. (and global) equity markets, pushing the averages sharply higher as it neared year-end. While fixed income spread markets managed to recover a portion of the ground lost during the summer months, U.S. Treasury yields con-tinued their ascent later in the year, as investors debated the likelihood of additional Federal Reserve monetary tightening in response to the increased threat of inflation.

Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. The stock/bond allocation was managed within plus or minus 2% of the Series' neutral allocation of 65% stocks/35% bonds throughout 1999. While stocks re-mained "fully" valued by most historical measures, including P/E's versus pro-jected earnings growth, price to book, and E/P to the 10-yr bond yield, funda-mentals remained strong with year-over-year S&P 500 Index earnings growth esti-mated above 15% for 2000 and 2001. Market technicals also remained strong, with investors favoring equity assets over fixed income assets by significant mar-gins--a trend precipitated by the last bond bear market in 1994. 80% of the stock portfolio was managed to substantially replicate the S&P 500, with the remaining 20% of the stock portfolio managed under a low P/E strategy.

The bond portfolio was managed with a heavy emphasis on spread product over Treasuries, including corporates, Yankees, and non-dollar securities. In par-ticular, the portfolio included significant allocations to sectors that would benefit from a strong U.S. and global economy. Allocations to cable, telecom, energy, and forest product companies, as well as to commodity-rich (more cycli-cal) countries like Canada and Australia were central to the "global re-infla-tion" theme of the fixed income strategy. This allowed the fixed income portfo-lio to significantly outperform the broader bond market, despite being long du-ration in a rising rate environment.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. The portfolio's equity core holdings performed in line with the broader mar-ket. However, the portfolio's low P/E holdings significantly underperformed the broader market, negatively impacting overall performance. The Series 65% weighting to equities was a modest positive (ver-sus the average balanced fund allocation of 60%) given the 10% outperformance of the stock versus bond portfolio for the year. Within the fixed income port-folio, the fund's non-dollar and emerging market holdings were a significant boost to performance, turning in a strong relative and absolute performance for the year. The bond portfolio's longer than Index duration was a positive, despite upward trending U.S. Treasury rates, as other long duration spread product held tightened more than benchmark Treasury rates increased.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. We believe that economic activity in the U.S. will be stronger in the first half of 2000 than in the second half. With the U.S. economy currently showing no sign of moderating, and year-end/Y2K related concerns now behind us, the Federal Reserve is likely to tighten policy in February and perhaps again in March, as necessary, in its bid to rein in U.S. economic growth closer to its long term potential of 3-3 1/2 percent. Because monetary tightening works with a lagged effect, a sustainable slowdown in U.S. economic activity is likely to take some time to manifest itself, becoming more evident later in the year of 2000.

During the first half of 2000, equity markets will likely play a tug of war between strong earnings growth expectations, and the increasing threat of ad-ditional Federal Reserve tightening and higher interest rates. We are main-taining a neutral allocation to equities, but remain ready to decrease the al-location to stocks, should signs of declining U.S. economic activity start to materialize. Similarly, the bond portfolio will remain overweight to the spread sector, but will increase Treasury and Mortgage exposure should the U.S. economy come under significant downward economic pressure.

       A $10,000 Investment Compared to the S&P 500 and Lehman Brothers
              Government/Corporate Indices for the past 10 years

                                   [GRAPH]

               Managed Series      Lehman Government        Corp. S&P 500
12/31/89          10,000               10,000                   10,000
12/90             10,322               10,828                    9,682
12/91             12,404               12,575                   12,642
12/92             13,236               13,528                   13,614
12/93             14,647               15,020                   14,974
12/94             14,485               14,493                   15,166
12/95             19,017               17,282                   20,851
12/96             21,875               17,784                   25,663
12/97             27,681               19,519                   34,191
12/98             33,128               21,368                   44,021
12/31/99          36,426               20,909                   53,256

Average Annual Total Returns
                                                              Lipper Variable
                                               Lehman       Flexible Portfolio
                 Managed Series   S&P 500  Government/Corp.    Fund Average

         1 year        10.0%        21.0%       -2.2%                12.0%
        3 years        18.5         27.6         5.5                 15.3
        5 years        20.3         28.6         7.6                 17.1
       10 years        13.8         18.2         7.7                 13.0
Since Inception        13.0         16.8         8.0                  n/a



[checkmark] FUND FACTS

GOAL: A favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of common stocks and fixed income securities.

START DATE: March 30, 1987

SIZE: $219 million as of December 31, 1999

MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages Bond Income Series and several other fixed income and separate accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--65.1% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE--0.4%
 11,276 Boeing Co. ..............................................   $    468,659
 10,800 Lockheed Martin Corp. ...................................        236,250
  1,900 Rockwell International Corp. ............................         90,963
                                                                    ------------
                                                                         795,872
                                                                    ------------
        AIR TRANSPORTATION--0.3%
  4,700 AMR Corp.(b).............................................        314,900
 10,400 FDX Corp.(b).............................................        425,750
                                                                    ------------
                                                                         740,650
                                                                    ------------
        AUTOMOBILE & RELATED--1.0%
 16,300 Cooper Tire & Rubber Co. ................................        253,669
  4,892 Delphi Automotive Systems Corp. .........................         77,049
 21,500 Ford Motor Co. ..........................................      1,148,906
  7,000 General Motors Corp. ....................................        508,812
                                                                    ------------
                                                                       1,988,436
                                                                    ------------
        BANKS--4.8%
 12,900 AmSouth Bancorporation...................................        249,131
 25,589 Bank of America Corp. ...................................      1,284,248
 15,100 Bank of New York Co., Inc. ..............................        604,000
 12,440 Bank One Corp. ..........................................        398,858
  9,000 Chase Manhattan Corp. ...................................        699,188
 35,466 Citigroup, Inc. .........................................      1,970,580
  5,000 Comerica, Inc. ..........................................        233,437
 10,500 First Union Corp. .......................................        344,531
 19,400 FleetBoston Financial Corp. .............................        675,362
  8,400 Golden West Financial Corp. .............................        281,400
  4,800 J.P. Morgan & Co., Inc. .................................        607,800
  8,500 KeyCorp..................................................        188,062
 16,000 National City Corp. .....................................        379,000
  5,500 PNC Bank Corp. ..........................................        244,750
  5,000 Republic New York Corp. .................................        360,000
  7,100 Summit Bancorp...........................................        217,438
 15,900 U.S. Bancorp.............................................        378,619
 23,000 Washington Mutual, Inc. .................................        598,000
 17,200 Wells Fargo & Co. .......................................        695,525
                                                                    ------------
                                                                      10,409,929
                                                                    ------------
        BUSINESS MACHINES--2.5%
 26,838 Compaq Computer Corp. ...................................        726,303
 31,000 Dell Computer Corp.(b)...................................      1,581,000
 29,700 International Business Machines Corp.....................      3,207,600
                                                                    ------------
                                                                       5,514,903
                                                                    ------------
        BUSINESS SERVICES--0.9%
 19,400 America Online, Inc.(b)..................................      1,463,488
  9,200 Ceridian Corp.(b)........................................        198,375
  9,200 H & R Block, Inc. .......................................        402,500
                                                                    ------------
                                                                       2,064,363
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        CHEMICALS--1.2%
 15,100 E.I. Du Pont de Nemours & Co. ...........................   $    994,712
  5,500 Great Lakes Chemical Corp. ..............................        210,031
 15,200 Pitney Bowes, Inc. ......................................        734,350
 11,600 Monsanto Co. ............................................        413,250
  5,100 Union Carbide Corp. .....................................        340,425
                                                                    ------------
                                                                       2,692,768
                                                                    ------------
        COMMUNICATION--7.0%
 42,076 AT&T Corp. ..............................................      2,135,357
 22,424 Bell Atlantic Corp. .....................................      1,380,478
 18,800 BellSouth Corp. .........................................        880,075
 14,400 GTE Corp. ...............................................      1,016,100
 32,550 MCI Worldcom, Inc.(b)....................................      1,727,184
 32,960 SBC Communications, Inc. ................................      1,606,800
  8,600 Sprint Corp. ............................................        578,888
  7,100 U S West, Inc. ..........................................        511,200
 35,336 Lucent Technologies, Inc. ...............................      2,643,575
 13,200 Nortel Networks Corp. ...................................      1,333,200
  8,800 Qualcomm, Inc.(b)........................................      1,549,900
                                                                    ------------
                                                                      15,362,757
                                                                    ------------

        COMPUTERS & BUSINESS EQUIPMENT--2.8%
  4,900 Adobe Systems, Inc. .....................................        329,525
 32,400 Cisco Systems, Inc.(b)...................................      3,470,850
 10,600 EMC Corp.(b).............................................      1,158,050
 16,000 Sun Microsystems, Inc.(b)................................      1,239,000
                                                                    ------------
                                                                       6,197,425
                                                                    ------------

        CONGLOMERATES--0.2%
  6,200 Minnesota Mining & Manufactoring Co. ....................        606,825
                                                                    ------------

        CONSTRUCTION--1.0%
 27,000 Home Depot, Inc. ........................................      1,851,187
 10,900 Masco Corp. .............................................        276,588
                                                                    ------------
                                                                       2,127,775
                                                                    ------------

        CONSUMER DURABLES--2.4%
 30,800 General Electric Co. ....................................      4,766,300
  6,900 Whirlpool Corp. .........................................        448,931
                                                                    ------------
                                                                       5,215,231
                                                                    ------------

        CONTAINERS--0.1%
  8,000 Bemis Co. ...............................................        279,000
                                                                    ------------

        CONTAINERS & PACKAGING--0.0%
  6,200 Pactiv Corp.(b)..........................................         65,875
                                                                    ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DATA PROCESSING--5.3%
 12,900 Automatic Data Processing, Inc...........................   $    694,988
 39,900 Intel Corp. .............................................      3,284,269
 50,800 Microsoft Corp.(b).......................................      5,930,900
 15,525 Oracle Corp.(b)..........................................      1,739,770
                                                                    ------------
                                                                      11,649,927
                                                                    ------------

        DOMESTIC OIL--1.1%
  4,300 Amerada Hess Corp. ......................................        244,025
  5,400 Atlantic Richfield Co. ..................................        467,100
 10,300 Chevron Corp. ...........................................        892,238
  7,200 Halliburton Co. .........................................        289,800
 15,600 Unocal Corp. ............................................        523,575
                                                                    ------------
                                                                       2,416,738
                                                                    ------------

        DRUGS & MEDICINE--4.1%
 17,600 Abbott Laboratories......................................        639,100
 16,100 American Home Products Corp. ............................        634,944
 12,800 Bausch & Lomb, Inc. .....................................        876,000
  7,600 Baxter International, Inc. ..............................        477,375
  9,600 Becton, Dickinson & Co. .................................        256,800
  8,500 C.R. Bard, Inc. .........................................        450,500
 15,800 Eli Lilly & Co. .........................................      1,050,700
 27,400 Merck & Co., Inc ........................................      1,837,513
 41,400 Pfizer, Inc. ............................................      1,342,913
 18,400 Schering-Plough Corp. ...................................        776,250
  8,700 Warner-Lambert Co. ......................................        712,856
                                                                    ------------
                                                                       9,054,951
                                                                    ------------

        ELECTRONICS--3.6%
  6,100 Applied Materials, Inc.(b)...............................        772,794
  9,200 Emerson Electric Co. ....................................        527,850
 15,600 Hewlett-Packard Co. .....................................      1,777,425
  4,500 Honeywell International, Inc. ...........................        259,594
  8,000 Motorola, Inc. ..........................................      1,178,000
 20,900 PerkinElmer, Inc. .......................................        871,269
 15,400 Raytheon Co., Class B....................................        409,063
 10,200 Scientific-Atlanta, Inc. ................................        567,375
 14,400 Tektronix, Inc. .........................................        559,800
 10,800 Texas Instruments, Inc. .................................      1,046,250
                                                                    ------------
                                                                       7,969,420
                                                                    ------------

        ENERGY & UTILITIES--1.3%
 11,700 Consolidated Edison, Inc. ...............................        403,650
 19,200 Edison International.....................................        502,800
  8,000 GPU, Inc. ...............................................        239,500
 10,700 PECO Energy Co. .........................................        371,825
 22,000 PG&E Corp. ..............................................        451,000
  7,700 Public Service Enterprise Group, Inc. ...................        268,056
  8,900 Texas Utilities Co. .....................................        316,506
 10,600 Unicom Corp. ............................................        355,100
                                                                    ------------
                                                                       2,908,437
                                                                    ------------


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ENERGY RAW MATERIALS--0.3%
 27,200 Occidental Petroleum Corp. ..............................   $    588,200
                                                                    ------------

        FINANCE--2.2%
  4,800 American Express Co. ....................................        798,000
  6,405 Bear Stearns Companies, Inc. ............................        273,814
 13,600 Charles Schwab Corp. ....................................        521,900
  6,900 Countrywide Credit Industries, Inc. .....................        174,225
  9,000 Federal Home Loan Mortgage Corp. ........................        423,562
 11,000 Federal National Mortgage Association....................        686,812
  4,700 Lehman Brothers Holdings, Inc. ..........................        398,031
  6,500 Merrill Lynch & Co., Inc. ...............................        542,750
  6,100 Morgan Stanley Dean Witter & Co. ........................        870,775
  6,300 SLM Holding Corp. .......................................        266,175
                                                                    ------------
                                                                       4,956,044
                                                                    ------------

        FOOD & AGRICULTURE--2.1%
 26,200 Coca-Cola Co. ...........................................      1,526,150
 20,450 H.J. Heinz Co. ..........................................        814,166
 15,600 PepsiCo, Inc. ...........................................        549,900
 10,200 Ralston Purina Co. ......................................        284,325
 32,000 Sara Lee Corp. ..........................................        706,000
 30,400 Supervalu, Inc. .........................................        608,000
                                                                    ------------
                                                                       4,488,541
                                                                    ------------

        GAS UTILITIES--0.4%
  7,100 Eastern Enterprises......................................        407,806
 14,500 Enron Corp. .............................................        643,437
                                                                    ------------
                                                                       1,051,243
                                                                    ------------

        HEALTH CARE--0.2%
 15,464 Tyco International, Ltd. ................................        601,163
                                                                    ------------

        HOTELS & RESTAURANTS--0.3%
 18,200 Hilton Hotels Corp. .....................................        175,175
 14,200 McDonald's Corp. ........................................        572,438
                                                                    ------------
                                                                         747,613
                                                                    ------------

        HOUSEHOLD PRODUCTS--0.1%
  8,000 American Greetings Corp. ................................        189,000
                                                                    ------------

        INDUSTRIAL PARTS & MACHINERY--0.6%
 11,100 Caterpillar, Inc. .......................................        522,394
 13,600 Crane Co. ...............................................        270,300
  8,500 Deere & Co. .............................................        368,687
  8,800 National Service Industries, Inc. .......................        259,600
                                                                    ------------
                                                                       1,420,981
                                                                    ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INSURANCE--2.0%
 17,200 Allstate Corp. ..........................................   $    412,800
 14,400 American General Corp. ..................................      1,092,600
 18,191 American International Group, Inc. ......................      1,966,902
  8,100 CIGNA Corp. .............................................        652,556
  4,600 Loews Corp. .............................................        279,162
                                                                    ------------
                                                                       4,404,020
                                                                    ------------

        INTERNATIONAL OIL--2.3%
 40,857 Exxon Mobil Corp. .......................................      3,291,542
 22,800 Royal Dutch Petroleum Co. (ADR)..........................      1,377,975
  9,600 Texaco, Inc. ............................................        521,400
                                                                    ------------
                                                                       5,190,917
                                                                    ------------

        INTERNET SERVICES--0.4%
  2,500 Yahoo!, Inc.(b)..........................................      1,081,719
                                                                    ------------

        LEISURE--0.5%
 22,200 Brunswick Corp. .........................................        493,950
 13,600 Carnival Corp. ..........................................        650,250
                                                                    ------------
                                                                       1,144,200
                                                                    ------------

        LIQUOR--0.2%
  6,600 Anheuser-Busch Companies, Inc. ..........................        467,775
                                                                    ------------

        MEDIA--1.7%
 13,800 CBS Corp.(b).............................................        882,338
  6,000 Gannett Company, Inc. ...................................        489,375
  9,700 MediaOne Group, Inc.(b)..................................        745,081
 13,100 Time Warner, Inc. .......................................        948,931
 12,400 Viacom, Inc., Class B(b).................................        749,425
                                                                    ------------
                                                                       3,815,150
                                                                    ------------

        MISCELLANEOUS--1.0%
 20,000 IMS Health, Inc. ........................................        543,750
 10,600 Milacron, Inc. ..........................................        162,975
  7,600 Nacco Industries, Inc. ..................................        422,275
                                                                    ------------
                                                                       1,129,000
                                                                    ------------

        NON-FERROUS METALS--1.0%
  7,926 Newmont Mining Corp. ....................................        194,187
 13,800 Alcoa, Inc. .............................................      1,145,400
                                                                    ------------
                                                                       1,339,587
                                                                    ------------

        OFFICE EQUIPMENT--0.1%
 16,800 Xerox Corp. .............................................        381,150
                                                                    ------------

        OPTICAL PHOTO EQUIPMENT--0.2%
  7,600 Eastman Kodak Co. .......................................        503,500
                                                                    ------------


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        PAPER & FOREST PRODUCTS--1.0%
 14,200 Georgia Pacific Corp. ...................................   $    720,650
  9,100 Kimberly-Clark Corp. ....................................        593,775
  8,400 Westvaco Corp. ..........................................        274,050
                                                                    ------------
                                                                       1,588,475
                                                                    ------------

        POLLUTION CONTROL--0.1%
  6,887 Waste Management, Inc. ..................................        118,370
                                                                    ------------

        PUBLISHING--0.1%
  6,000 Knight-Ridder, Inc. .....................................        357,000
                                                                    ------------

        RAILROADS & SHIPPING--0.3%
  9,900 Burlington Northern Santa Fe.............................        240,075
  5,100 CSX Corp. ...............................................        160,012
 13,500 Norfolk Southern Corp. ..................................        276,750
                                                                    ------------
                                                                         676,837
                                                                    ------------

        RETAIL--3.6%
 19,000 Albertson's, Inc. .......................................        612,750
 12,100 Gap, Inc. ...............................................        556,600
 12,200 J.C. Penney Co., Inc. ...................................        243,238
 38,900 Kmart Corp. .............................................        391,431
  7,100 Limited, Inc. ...........................................        307,519
  8,100 Longs Drug Stores Corp. .................................        209,081
 26,400 Mattel, Inc. ............................................        346,500
 26,900 May Department Stores Co. ...............................        867,525
 15,900 Sears, Roebuck & Co. ....................................        483,956
 30,000 Walgreen Co. ............................................        877,500
 44,300 Wal-Mart Stores, Inc. ...................................      3,062,238
                                                                    ------------
                                                                       7,958,338
                                                                    ------------

        SOAPS & COSMETICS--3.2%
 20,100 Alberto-Culver Co., Class B..............................        518,831
 39,240 Bristol-Myers Squibb Co. ................................      2,518,718
 18,000 Gillete Co. .............................................        741,375
  6,600 International Flavours & Fragrances, Inc. ...............        249,150
 16,500 Johnson & Johnson........................................      1,536,562
 14,100 Procter & Gamble Co. ....................................      1,544,831
                                                                    ------------
                                                                       7,109,467
                                                                    ------------

        STEEL--0.1%
 11,520 USX-U.S. Steel Group.....................................        380,160
                                                                    ------------

        TELECOMMUNICATIONS--0.5%
 22,755 Global Crossing, Ltd.(b).................................      1,137,750
                                                                    ------------

        TOBACCO--0.4%
 25,900 Philip Morris Companies, Inc. ...........................        600,557
 10,000 UST, Inc. ...............................................        251,875
                                                                    ------------
                                                                         852,432
                                                                    ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             TRAVEL & RECREATION--0.2%
      21,805 The Walt Disney Co. ...............................   $    637,796
                                                                   ------------
             Total Common Stocks
              (Identified Cost $79,534,433).....................    142,377,710
                                                                   ------------
BONDS & NOTES--33.7%

    FACE
   AMOUNT

             AEROSPACE/DEFENSE--0.2%
 $   280,000 Lockheed Martin Corp., 8.200%, 12/1/09.............        279,403
     220,000 Lockheed Martin Corp., 8.500%, 12/1/29.............        220,208
                                                                   ------------
                                                                        499,611
                                                                   ------------

             BUILDING MATERIALS--0.5%
   1,000,000 Cemex SA, 9.625%, 10/1/09, 144A....................      1,010,000
                                                                   ------------

             ELECTRIC UTILITIES--0.1%
     250,000 CE Generation, Llc., 7.416%, 12/15/18, 144A........        230,382
                                                                   ------------

             FEDERAL AGENCIES--0.2%
     174,682 Government National Mortgage Association, 11.500%,
              with various maturities to 2013...................        192,944
     164,856 Government National Mortgage Association, 10.000%,
              9/15/2018.........................................        177,643
                                                                   ------------
                                                                        370,587
                                                                   ------------

             FOREIGN--9.1%
   6,000,000 European Investment Bank, 6.00%, 7/15/05 (AUD).....      3,750,716
   5,000,000 Government of Canada, Zero Coupon, 3/15/21 (CAD)...        894,008
  15,000,000 Government of Canada, Zero Coupon, 6/1/25 (CAD)....      2,168,895
   1,300,000 Kappa Beheer BV, 10.625%, 7/20/09 144A (EUR).......      1,378,306
   3,000,000 Province of Ontario, 8.100%, 9/8/23 (CAD)..........      2,405,528
  30,000,000 Province of Ontario, Zero Coupon, 9/8/23 (CAD).....      4,323,034
  15,000,000 Province of Quebec Stripped, Zero Coupon, 1/16/23
              (CAD).............................................      2,129,927
   3,600,000 Province of Quebec, 8.500%, 4/1/26 (CAD)...........      2,968,585
                                                                   ------------
                                                                     20,018,999
                                                                   ------------


    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             MEDIA & ENTERTAINMENT--1.8%
 $ 1,000,000 CSC Holdings, Inc., 7.875%, 12/15/07...............   $    988,074
   2,000,000 CSC Holdings, Inc., 7.875%, 12/15/18...............      1,906,445
   1,000,000 News America Holdings, Inc., 10.125%, 10/15/12.....      1,098,521
                                                                   ------------
                                                                      3,993,040
                                                                   ------------

             RETAIL--2.1%
   4,285,000 Great Atlantic & Pacific Tea, Inc., 7.750%,
              4/15/07...........................................      3,921,563
             Rite Aid Corp.,
     550,000  7.125%, 1/15/07...................................        407,000
             Rite Aid Corp.,
     300,000  7.700%, 2/15/27...................................        216,000
                                                                   ------------
                                                                      4,544,563
                                                                   ------------

             TELECOMMUNICATIONS--2.7%
   1,000,000 KPNQwest BV,
              7.125%, 6/1/09 (EUR)..............................        980,655
   5,000,000 MCI Communications Corp., 7.125%, 6/15/27..........      4,998,942
                                                                   ------------
                                                                      5,979,597
                                                                   ------------

             TRANSPORTATION--1.2%
   2,750,000 Norfolk Southern Corp., 7.050%, 5/1/37.............      2,703,628
                                                                   ------------

             U.S. GOVERNMENT--0.8%
   2,000,000 U.S. Treasury Bonds,
              5.25%, 2/15/29....................................      1,653,740
                                                                   ------------

             YANKEE--15.0%
   2,000,000 Endesa SA,
              8.500%, 4/1/09....................................      1,981,978
   1,700,000 Kappa Beheer BV, 10.625%, 7/15/09, 144A............      1,778,625
   3,000,000 Kimberly-Clark de Mexico, SA, 8.875%, 8/1/09, 144A.      3,056,645
   2,000,000 Multicanal SA,
              13.125%, 4/15/09..................................      1,980,000
   3,250,000 NatSteel Electronics, Ltd., 1.500%, 6/30/04, 144A..      3,904,063
     500,000 PDVSA Finance, Ltd., 6.650%, 2/15/06...............        425,101
   1,250,000 PDVSA Finance, Ltd., 8.875%, 2/15/04, 144A.........      1,219,710
   1,500,000 Pemex Finance, Ltd., 9.150%, 11/15/18..............      1,485,000
   2,000,000 Pemex Petroleos Mexicanos, 9.500%, 9/15/27.........      1,965,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             YANKEE--(CONTINUED)
 $   925,000 Pindo Deli Finance Mauritius, Ltd., 10.750%,
              10/1/07...........................................   $    675,250
   2,000,000 Republic of Colombia, 9.750%, 4/23/09..............      1,910,000
   3,000,000 Republic of Korea,
              8.875%, 4/15/08...................................      3,157,921
   6,008,000 Republic of Panama, 8.875%, 9/30/27................      5,076,760
     500,000 Republic of Panama,
              9.375%, 4/1/29....................................        473,125
   2,000,000 Total Access Communication Public,
              8.375%, 11/4/06, 144A.............................      1,537,914
   2,000,000 YPF Sociadad Anonima, 9.125%, 2/24/09..............      2,068,970
                                                                   ------------
                                                                     32,696,062
                                                                   ------------
             Total Bonds & Notes (Identified Cost $73,676,225)..     73,700,209
                                                                   ------------
WARRANTS--0.0%

   SHARES
             RIGHTS/WARRANTS
       5,500 Republic of Argentina..............................   $        742
       1,550 Republic of Argentina..............................         21,118
                                                                   ------------
                                                                         21,860
                                                                   ------------
             Total Warrants (Identified Cost $166,344)..........         21,860
                                                                   ------------

SHORT-TERM INVESTMENT--1.0%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
 $2,270,000 Household Finance Corp., 4.000%, 1/3/00............   $  2,269,496
                                                                  ------------
            Total Short-Term Investment
             (Identified Cost $2,269,496)........................    2,269,496
                                                                  ------------
            Total Investments--99.8%
             (Identified Cost $155,646,498)(a)...................  218,369,275
            Other assets less liabilities......................        511,470
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $218,880,745
                                                                  ============
(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $155,646,498 for federal income tax purposes was as follows:


   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..........  $ 71,735,140
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value..........    (9,012,363)
                                                                  ------------
   Net unrealized appreciation..................................  $ 62,722,777
                                                                  ============

(b) Non-income producing security.
Key to Abbreviations:
AUD-- Australian Dollar
CAD-- Canadian Dollar
EUR-- Euro Currency
144A--Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,115,645 or 6.4% of net assets.
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999


ASSETS
 Investments at value................................             $218,369,275
 Cash................................................                  964,146
 Receivable for:
 Fund shares sold....................................                  209,807
 Dividends and interest..............................                1,524,753
                                                                  ------------
  Total Assets.......................................              221,067,981

LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  289,871
 Securities purchased................................   1,704,606
 Withholding taxes...................................      10,627
 Accrued expenses:
 Management fees.....................................      91,468
 Deferred trustees fees..............................      61,478
 Other expenses......................................      29,186
                                                       ----------
  Total Liabilities..................................                2,187,236
                                                                  ------------
NET ASSETS...........................................             $218,880,745
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $151,674,503
 Overdistributed net investment income...............                   (7,473)
 Accumulated net realized gains (losses).............                4,488,574
 Unrealized appreciation (depreciation) on
  investments and foreign currency...................               62,725,141
                                                                  ------------
NET ASSETS...........................................             $218,880,745
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($218,880,745 divided by 1,112,100 shares of
 beneficial interest)................................             $     196.82
                                                                  ============
Identified cost of investments.......................             $155,646,498
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends......................................                $  2,077,629(a)
 Interest.......................................                   6,028,695
                                                                ------------
                                                                   8,106,324

EXPENSES
 Management fees................................  $  1,083,736
 Trustees' fees and expenses....................        19,744
 Custodian......................................        92,612
 Audit and tax services.........................        15,543
 Legal..........................................        12,507
 Printing.......................................        34,098
 Insurance......................................         4,977
 Miscellaneous..................................         3,994
                                                  ------------
  Total Expenses................................                   1,267,211
                                                                ------------
NET INVESTMENT INCOME...........................                   6,839,113
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net...............................    24,765,358
 Foreign currency transactions--net.............      (220,409)   24,544,949
                                                  ------------
 Unrealized appreciation (depreciation) on:
 Investments--net...............................   (10,965,559)
 Foreign currency translation--net..............         2,364   (10,963,195)
                                                  ------------  ------------
Net gain (loss).................................                  13,581,754
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................                $ 20,420,867
                                                                ============

(a) Net of foreign taxes of $28,674

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  6,839,113  $  6,318,249
 Net realized gain (loss)..........................   24,544,949    11,371,308
 Unrealized appreciation (depreciation)............  (10,963,195)   18,240,693
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   20,420,867    35,930,250
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................   (6,667,691)   (6,267,551)
 Net realized gain.................................  (24,078,071)  (12,208,852)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (30,745,762)  (18,476,403)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   35,751,814    28,307,821
 Reinvestment of distributions.....................   30,745,762    18,476,403
 Cost of shares redeemed...........................  (50,931,129)  (39,381,579)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   15,566,447     7,402,645
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........    5,241,552    24,856,492

NET ASSETS
 Beginning of the year.............................  213,639,193   188,782,701
                                                    ------------  ------------
 End of the year................................... $218,880,745  $213,639,193
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $     (7,473) $      9,035
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      165,739       137,877
 Issued in reinvestment of distributions...........      155,035        88,585
 Redeemed..........................................     (236,987)     (192,507)
                                                    ------------  ------------
 Net Change........................................       83,787        33,955
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Year........................  $ 207.76  $ 189.85  $ 170.37  $ 163.52  $ 130.30
                               --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income.......      6.98      6.56      6.38      6.43      6.34
 Net Realized and Unrealized
  Gain (Loss) on Investments.     13.48     30.50     38.47     18.21     34.33
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................     20.46     37.06     44.85     24.64     40.67
                               --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income..........     (6.83)    (6.51)    (6.42)    (6.34)    (6.34)
 Distributions in Excess of
  Net Investment Income......      0.00      0.00      0.00      0.00     (0.23)
 Distributions From Net
  Realized Capital Gains.....    (24.57)   (12.64)   (18.95)   (11.45)    (0.88)
                               --------  --------  --------  --------  --------
 Total Distributions.........    (31.40)   (19.15)   (25.37)   (17.79)    (7.45)
                               --------  --------  --------  --------  --------
Net Asset Value, End of Year.  $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............      10.0      19.7      26.6      15.0      31.3
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.58      0.58      0.61      0.62      0.64
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      3.16      3.15      3.20      3.64      4.06
Portfolio Turnover Rate (%)..        49        25        65        72        51
Net Assets, End of Year
 (000).......................  $218,881  $213,639  $188,783  $160,888  $147,536

                See accompanying notes to financial statements.

LOOMIS SAYLES BALANCED SERIES
PORTFOLIO MANAGERS: TRICIA H. MILLS, TOM KOLEFAS AND JOHN HYLL
LOOMIS, SAYLES & COMPANY, L.P.

(PHOTO OF TRICIA MILLS APPEARS HERE)
(PHOTO OF TOM KOLEFAS APPEARS HERE)

(PHOTO OF JOHN HYLL APPEARS HERE)

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEER GROUP?

The Loomis Sayles Balanced Series underperformed its peers and the fixed-income and equity benchmarks for each of its components. This came in an environment of overall weakness for the value style and the bond market. The Series returned -5.1% for the year compared to the 8.7% average return of the Lipper Variable Product Balanced Fund./7/

The equity portion of the Balanced Series had a total return of -5.0% in 1999, versus a +7.35% return for the Russell 1000 Value Index. The median Growth and Income equity fund in the Lipper universe was up 6.81% in this same time period. The fixed income portion of the Series returned -2.9% and underperformed the Lehman Brothers Government/Corporate Index/3/ return of - 2.2% and its peer group during the year. Our longer duration during the first half of the year and bulleted yield curve structure hurt performance.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS?

A. Interest rates rose in 1999 as the Federal Reserve Open Market Committee in-creased the Fed Funds rate three times in 25 basis point increments, taking away all of the easing they initiated in 1998. However, despite the rate on the 30-year Treasury moving from just over 5% to nearly 6.5% during 1999, the eq-uity market still moved sharply ahead, with the S&P 500 Index finishing the year with a total return of 21%. An estimated average operating earnings gain of 15% for companies in the Index helped propel it upward. Enthusiasm for tech-nology stocks in the final quarter of 1999 and their substantial weighting in the S&P 500 Index (currently 29%) was also a factor in the market's strong showing.

Leadership in the equity markets remained very narrow in 1999 and could be characterized as technology-related, rather than large-cap and/or growth-related as was the case in 1998. For example, of the top ten contributors to the S&P 500 Index returns for the year, only three were NOT technology stocks (Wal-Mart, General Electric and Home Depot).

In distant second place, well off the blistering pace set by technology and internet-related stocks, was the Basic Materials sector, which likely outperformed due to strong U.S. economic activity and the revival of many Asian economies, which tended to firm up the prices and supply of several commodities. Energy, Communication Services, and Capital Goods round out the sectors that showed relative strength in the year. Given that the combined weight of these stronger sectors amounts to less that 50% of the S&P 500 Index, it is clear that many well-diversified portfolios had a high probability of underperforming the benchmark. In fact, the median company in the smallest 450 stocks in the index actually declined 1.9% for the year.

For fixed income securities the story was that not only did the yield on the 30 year U.S. Treasury rise to 6.48% on 12/31/99 from 5.09% on 12/31/98, but that the 10 year U.S. Treasury performed even worse, rising in yield by 1.78%. During the year corporate securities generally outperformed Treasury securities and mortgage securities performed the best. Lower quality corporates generally performed better than higher quality issues.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. The overall investment strategy of the Series remains little changed. We be-lieve that value is present in both the fixed income markets and among specific value stocks. Our equity investment strategy continues to focus on quality value names where we believe the improving earnings outlook is not reflected in the below-average valuation of the stock. Given evidence that the global econ-omy had bottomed in the first quarter, earnings momentum for many of the Basic Materials companies in our universe turned positive, while their stock prices still appeared to reflect recessionary conditions. As a result, we added Dow Chemical, Alcoa, International Paper, and Willamette to the Basic Materials ex-posure in the Series; a similar rationale underlined our purchase of such Capi-tal Goods stocks as Boeing, Emerson Electric, Caterpillar, and 3M. We took advantage of de-pressed stock prices in the Energy area in the second quarter to add to the Se-ries' weighting in anticipation of rising oil prices in an environment of ris-ing global activity.

In the latter part of the year, the Series' commitment to Consumer Staples was increased by the addition of Sara Lee, Kimberly Clark, and McDonald's to the portfolio. It appeared to us that their stock prices failed to reflect their likely near-term earnings improvement for company-specific reasons. In addition, our confidence in their earnings growth outlook increased with the mounting evidence of an economic recovery in Europe and Southeast Asia. We also added Disney to the portfolio as the economics of their media properties appeared to be improving with the current strength in national advertising revenues.

Funds for increased exposure in the sectors just mentioned came predominantly from the Consumer Cyclical sector. In light of rising interest rates and the Federal Reserve Board's intention to slow the domestic economy, we believe there is increased risk to the earnings outlook for 2000 for many of the consumer companies in the portfolio. We pared back some holdings where the valuations are still attractive though the upside has been reined in (e.g. Dana
Corp) and eliminated others (Masco, Dillards). Another source of funds was the portfolio's insurance holdings where a combination of declining premium growth, poor underwriting results, and rising interest rates has depressed the near-term outlook for the industry. Here we eliminated Everest Re and reduced our weighting in Ace Limited and Reliastar. There were also opportunistic sales elsewhere in the portfolio where we believed the stock was at or close to fair value (e.g. Kroger, AT & T), or where the fundamentals appeared to be deteriorating (e.g. Raytheon).

For the year as a whole, there was little change in the Series' weighting in Communication Services, Utilities, and Healthcare, which are in line with the benchmark, or its overweighting in Technology.

On the fixed income portion of the portfolio, our intermediate focus in maturity was not additive to performance. Our overweighing in corporates at approximately 53% was mixed as some credits performed well and other had difficulty, in particular the REIT sector. Mortgages, which was the best performing sector, comprised approximately 18% of the portfolio. Since the beginning of the year, we added to our corporate and mortgage holdings. In our corporate securities holdings, we added holdings in the energy sector, which performed well given the increase in oil prices. We continue to maintain a bulleted maturity structure with approximately 61% of the portfolio positioned in the 5-10 years area of the yield curve.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING OUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE THE LEAST EFFECTIVE?

A: Relative to the Russell 1000 Value Index, the greatest positive contribution to the Series' equity performance during the year came from its overweighting in the Technology sector, the strongest sector by far in the Index (+52% on the year). Most of the Series' holdings in this sector performed exceptionally well: Apple Computer, First Data, Hewlett Packard, Intel, IBM, and Motorola. However, earnings disappointments in Xerox (-63%) and Raytheon (-49%) detracted substantially from the sector's overall contribution to the Series' perfor-mance.

The Series' Energy holdings had the largest overall positive return, +11.7% in the aggregate for the year. The Series was overweighted here relative to the benchmark, which further enhanced the positive contribution from this sector.

However, as the overall results make plain, poor stock selection across the portfolio was the principal factor negatively affecting the Series' performance both on an absolute and relative basis. The dynamics of the value spectrum of the market in 1999 posed a real challenge for value investors. We were presented with a choice of buying either a higher Price to Earnings (P/E) value stock with better fundamentals or a cheaper value stock with more modest fundamentals. Like many other good value investors, we gravitated toward the lower (P/E) stock. But, as the record now shows, even within the value category higher P/E stocks ended up being the better choice. Upward earnings momentum overwhelmed low valuation as an engine for price appreciation; conversely, loss of earnings momentum often resulted in a severe price decline regardless of valuation. Xerox is a case in point--it is now selling at a 50% discount to the S&P 500, down from a 15% discount at the beginning of 1999.

Following a most challenging third quarter, we made some enhancements to our investment process. We are using more sophisticated techniques in appraising the level of expectations incorporated into the price of a particular security and in determining its intrinsic value. We are also looking to strike a better balance between valuation and the "cheapness" of a stock and its earnings growth. These changes enhanced the Series' fourth quarter returns, and more importantly positioned the portfolio for a solid 2000, in what is likely to be a year that rewards the disciplined value investor.

On the fixed-income side, the main factor affecting our performance during the past year was our longer duration earlier in the year and bulleted yield curve structure, which did not help performance. Our mortgage holdings were additive both on an absolute and relative basis as was our purchase of U.S. Agency debentures later in the year. The decision to underweight U.S. Treasuries was also positive. Corporates were mixed as energy and cyclicals performed well. Our REIT holdings as well as manufactured housing did not perform up to expectation and hurt performance.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE THE PORTFOLIO?

A: Looking out six months, our expectation is that an improving global economy and rising inflation will sustain investor interest in traditional value sec-tors such as Basic Materials and Capital Goods. Furthermore, we believe that improving fundamentals and attractive valuations in many other non-technology sectors are already sufficient catalysts to reward value investors in 2000. However, we acknowledge that what has been most surprising about the perfor-mance disparity between growth and value is its longevity. Thus we cannot pre-dict when value stocks will regain favor, but we strongly believe it makes no sense to abandon our quality-value approach now. In the last few weeks of 1999, it appeared that most investors do not care about valuations. However, when the herd cares the least, the wise shepherd cares the most.

On the fixed income side, we expect the Federal Reserve may raise interest rates again one or two more times. Inflation continues to remain under control and with significant productivity continuing in the economy, inflation should remain contained. With rates continuing to rise into 2000, we may be getting near the peak and we will be looking for a point to increase our duration. We do not intend to make any major changes to the portfolio and will continue with our emphasis in the corporate area as valuations continue to look attractive.

               A $10,000 Investment compared to the S&P 500 and
                      Lehman Brothers Gov't/Corp. Indices
                          since the Serires Inception


                                   [GRAPH]

             Loomis Sayles
            Balanced Series         Lehman Government/Corp         S&P 500

10/31/94        10,000                       10,000                 10,000
12/31/94         9,990                       10,048                  9,774
12/31/95        12,466                       11,981                 13,437
12/31/96        14,575                       12,329                 16,538
12/31/97        16,934                       13,532                 22,034
12/31/98        18,475                       14,814                 28,368
12/31/99        17,535                       14,496                 34,319

Average Annual Total Return

                                                            Lipper Variable
                   Balanced       Lehman                     Balanced Fund
                    Series    Government/Corp.   S&P 500        Average

         1 year     -5.1%          -2.2%          21.0%           8.7%
        3 years      6.4            5.5           27.6           14.5
        5 years     11.9            7.6           28.6           16.3
Since Inception     11.5            7.5           27.0            n/a

[checkmark] FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

START DATE: October 31, 1994

SIZE: $193 million as of December 31, 1999

MANAGERS: Tricia Mills, John Hyll and Tom Kolefas serve as portfolio managers of Loomis Sayles Balanced Series. Ms. Mills, and Mr. Hyll have served as portfolio managers since the Series inception. Mr. Kolefas joined the management of the Series in September 1998.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--61.2% OF TOTAL NET ASSETS


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE/DEFENSE--0.6%
 14,300 Boeing Co. ..............................................   $    594,344
 11,900 Northrop Grumman Corp. ..................................        643,344
                                                                    ------------
                                                                       1,237,688
                                                                    ------------

        AIRLINES--0.3%
 15,100 Continental Airlines, Inc.(b)............................        670,063
                                                                    ------------

        AUTO & RELATED--1.6%
 21,900 Dana Corp. ..............................................        655,631
 35,400 General Motors Corp. ....................................      2,573,137
                                                                    ------------
                                                                       3,228,768
                                                                    ------------

        BANKS & THRIFTS--8.7%
 39,400 Chase Manhattan Corp. ...................................      3,060,888
 61,550 Citigroup, Inc. .........................................      3,419,872
 43,200 Comerica, Inc. ..........................................      2,016,900
 69,500 FleetBoston Financial Corp. .............................      2,419,469
 85,800 KeyCorp..................................................      1,898,325
 52,600 PNC Bank Corp. ..........................................      2,340,700
 37,900 Wells Fargo & Co. .......................................      1,532,581
                                                                    ------------
                                                                      16,688,735
                                                                    ------------

        BROADCAST--TV/RADIO/CABLE--0.7%
 18,100 MediaOne Group, Inc.(b)..................................      1,390,306
                                                                    ------------

        BUILDING & RELATED--0.9%
 34,800 Black & Decker Corp. ....................................      1,818,300
                                                                    ------------

        BUSINESS SERVICES--0.3%
 21,100 The Dun & Bradstreet Corp. ..............................        622,450
                                                                    ------------

        CHEMICALS--MAJOR--1.0%
 13,100 Dow Chemical Co. ........................................      1,750,488
                                                                    ------------

        CHEMICALS--SPECIALTY--1.0%
 15,100 Rohm and Haas Co. .......................................        614,381
 74,300 W.R. Grace & Co.(b)......................................      1,030,912
                                                                    ------------
                                                                       1,645,293
                                                                    ------------

        COMMUNICATION SERVICES--1.8%
 21,650 AT & T Corp. ............................................      1,098,738
 43,650 MCI WorldCom, Inc.(b)....................................      2,316,178
                                                                    ------------
                                                                       3,414,916
                                                                    ------------
        COMMUNICATIONS EQUIPMENT--1.0%

 12,800 Motorola, Inc. ..........................................      1,884,800
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMPUTERS HARDWARE--2.9%
   7,900 Apple Computer, Inc.(b).................................   $    812,219
  53,600 Compaq Computer Corp. ..................................      1,450,550
  20,100 Hewlett-Packard Co. ....................................      2,290,144
   9,900 International Business Machines Corp. ..................      1,069,200
                                                                    ------------
                                                                       5,622,113
                                                                    ------------

         CONTAINERS--METAL/GLASS--0.6%
  45,200 Owens Illinois, Inc.(b).................................      1,132,825
                                                                    ------------

         ELECTRIC COMPANIES--2.4%
  35,900 DQE, Inc. ..............................................      1,243,038
  49,200 Texas Utilities Co. ....................................      1,749,675
  49,900 Unicom Corp. ...........................................      1,671,650
                                                                    ------------
                                                                       4,664,363
                                                                    ------------

         ELECTRICAL EQUIPMENT--0.6%
  21,300 Emerson Electric Co. ...................................      1,222,088
                                                                    ------------

         ELECTRONICS--1.9%
  14,600 Intel Corp. ............................................      1,201,762
  18,800 Koninklijke Philips Electronics N.V. (ADR)..............      2,538,000
                                                                    ------------
                                                                       3,739,762
                                                                    ------------

         ENTERTAINMENT--0.7%
  45,900 The Walt Disney Co. ....................................      1,342,575
                                                                    ------------

         FINANCIAL--CONSUMER DIVERSIFIED--2.9%
  49,300 Associates First Capital Corp. .........................      1,352,669
  48,500 CIT Group, Inc. ........................................      1,024,563
  31,500 Federal National Mortgage Association...................      1,966,781
  36,900 FINOVA Group, Inc. .....................................      1,309,950
                                                                    ------------
                                                                       5,653,963
                                                                    ------------

         FOODS--0.9%
  79,500 Sara Lee Corp. .........................................      1,753,969
                                                                    ------------

         FREIGHT TRANSPORTATION--0.5%
  30,000 CNF Transportation, Inc. ...............................      1,035,000
                                                                    ------------

         HEALTH CARE--DRUGS--1.1%
  15,900 Bristol-Myers Squibb Co. ...............................      1,020,581
  22,900 Pharmacia & Upjohn, Inc. ...............................      1,030,500
                                                                    ------------
                                                                       2,051,081
                                                                    ------------

         HEALTH CARE--SERVICES--1.2%
 101,800 Tenet Healthcare Corp.(b)...............................      2,392,300
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HOUSEHOLD PRODUCTS--PERSONAL CARE--1.2%
 34,100 Kimberly-Clark Corp. ....................................   $  2,225,025
                                                                    ------------

        HOUSEWARES--0.3%
 21,400 Newell Rubbermaid, Inc. .................................        620,600
                                                                    ------------

        INSURANCE--3.2%
 82,500 ACE, Ltd. ...............................................      1,376,719
 44,000 Allstate Corp. ..........................................      1,056,000
 14,200 American International Group, Inc. ......................      1,535,375
 25,400 Aon, Corp. ..............................................      1,016,000
 32,300 ReliaStar Financial Corp. ...............................      1,265,756
                                                                    ------------
                                                                       6,249,850
                                                                    ------------

        INVESTMENT BANKING/BROKER/
         MANAGEMENT--1.6%
 15,750 Bear Stearns Companies, Inc. ............................        673,313
 16,800 Morgan Stanley Dean Witter & Co. ........................      2,398,200
                                                                    ------------
                                                                       3,071,513
                                                                    ------------

        LEISURE TIME--PRODUCTS--0.9%
 86,150 Hasbro, Inc. ............................................      1,642,234
                                                                    ------------

        MACHINERY--0.3%
 10,600 Caterpillar, Inc. .......................................        498,863
                                                                    ------------

        MANUFACTORING--DIVERSIFIED--1.4%
 21,100 Eaton Corp. .............................................      1,532,388
 12,700 Minnesota Mining & Manufactoring Co. ....................      1,243,012
                                                                    ------------
                                                                       2,775,400
                                                                    ------------

        METALS & MINING--0.4%
 10,200 Alcoa, Inc. .............................................        846,600
                                                                    ------------

        NATURAL GAS--1.1%
 16,100 Columbia Energy Group....................................      1,018,325
 28,600 El Paso Energy Corp. ....................................      1,110,038
                                                                    ------------
                                                                       2,128,363
                                                                    ------------

        OIL & GAS--DRILLING & EQUIPMENT--1.2%
 45,800 Baker Hughes, Inc. ......................................        964,663
 37,200 Transocean Sedco Forex, Inc. ............................      1,253,175
                                                                    ------------
                                                                       2,217,838
                                                                    ------------

        OIL & GAS--MAJOR INTEGRATED--4.9%
 46,700 Conoco, Inc. Class A.....................................      1,155,825
 12,407 Conoco, Inc. Class B.....................................        308,624
 56,800 Exxon Mobil Corp. .......................................      4,575,950
 37,500 Texaco, Inc. ............................................      2,036,719
 56,600 USX-Marathon Group.......................................      1,397,312
                                                                    ------------
                                                                       9,474,430
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        PAPER/FOREST PRODUCTS--1.0%
 28,600 Willamette Industries, Inc. .............................   $  1,328,112
 11,300 International Paper Co. .................................        637,744
                                                                    ------------
                                                                       1,965,856
                                                                    ------------

        PUBLISHING--0.5%
 19,000 The New York Times Company...............................        933,375
                                                                    ------------

        RESTAURANTS--0.6%
 28,300 McDonald's Corp. ........................................      1,140,844
                                                                    ------------

        RETAIL--FOOD CHAINS--0.4%
 43,900 Kroger Co.(b)............................................        828,612
                                                                    ------------

        RETAIL--GENERAL MERCHANDISE--1.0%
 38,200 Federated Department Stores, Inc.(b).....................      1,931,488
                                                                    ------------

        RETAIL--SPECIALTY--0.8%
 72,800 TJX Companies, Inc. .....................................      1,487,850
                                                                    ------------

        SERVICES--COMPUTER/DATA
          PROCESSING--0.7%
 28,200 First Data Corp. ........................................      1,390,612
                                                                    ------------

        TELEPHONE--5.4%
 75,500 BellSouth Corp. .........................................      3,534,344
 45,300 GTE Corp. ...............................................      3,196,481
 73,696 SBC Communications, Inc. ................................      3,592,680
                                                                    ------------
                                                                      10,323,505
                                                                    ------------

        TOBACCO--0.5%
 38,000 Philip Morris Companies, Inc. ...........................        881,125
                                                                    ------------

        WASTE MANAGEMENT--0.2%
 19,100 Waste Management, Inc. ..................................        328,281
                                                                    ------------

        Total Common Stocks
         (Identified Cost $115,456,363)..........................    117,924,110
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

MEDIUM & LONG TERM BONDS & NOTES--36.1%


    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             BANKS--1.7%
 $ 1,280,000 Mellon Bank N.A.
              7.000%, 3/15/06...................................   $  1,255,411
      50,000 Norwest Corp. 7.650%, 3/15/05......................         50,723
   2,100,000 Wells Fargo & Co.
              6.625%, 7/15/04...................................      2,054,764
                                                                   ------------
                                                                      3,360,898
                                                                   ------------

             CONSUMER--3.0%
   1,325,000 Amerco, Inc. 7.850%, 5/15/03.......................      1,264,209
   1,995,000 Coca-Cola Enterprises, Inc. 6.750%, 1/15/38........      1,722,682
     880,000 Dell Computer Corp. 6.550%, 4/15/08................        819,315
   1,100,000 Dillard's, Inc. 6.430%, 8/1/04.....................      1,037,253
     950,000 FMC Corp. 7.125%, 11/25/02.........................        934,062
                                                                   ------------
                                                                      5,777,521
                                                                   ------------

             ELECTRIC UTILITIES--1.1%
   1,000,000 Calpine Corp. 7.625%, 4/15/06......................        944,550
   1,250,000 Occidental Petroleum Corp. 6.400%, 4/1/03..........      1,210,918
                                                                   ------------
                                                                      2,155,468
                                                                   ------------

             ENERGY--2.0%
     125,000 Coastal Corp. 8.125%, 9/15/02......................        127,192
   1,040,000 Kerr-McGee Corp.
              6.625%, 10/15/07..................................        971,922
     940,000 Nabors Industries, Inc. 6.800%, 4/15/04............        908,877
   1,230,000 Tosco Corp. 7.625%, 5/15/06........................      1,214,969
     740,000 USX-Marathon Group
              8.500%, 3/1/23....................................        768,224
                                                                   ------------
                                                                      3,991,184
                                                                   ------------

             EQUIPMENT TRUST--0.0%
      25,000 American Airlines
              10.180%, 1/2/13...................................         27,808
                                                                   ------------

             FEDERAL AGENCIES--12.3%
   1,195,735 Federal Home Loan Mortgage
              6.000%, 12/1/27...................................      1,097,458
   1,883,343 Federal National Mortgage Association 5.500%,
              1/1/14............................................      1,747,366
   5,280,000 Federal National Mortgage Association 5.625%,
              5/14/04...........................................      5,045,674
     620,000 Federal National Mortgage Association 6.000%,
              2/25/24...........................................        555,608
   1,075,331 Federal National Mortgage Association 6.000%,
              3/1/28............................................        983,584
   2,073,267 Federal National Mortgage Association 6.000%,
              4/1/28............................................      1,896,376

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $ 6,130,000 Federal National Mortgage Association 6.375%,
              6/15/09...........................................   $  5,851,784
   7,013,864 Government National Mortgage
              Association 6.500%, 4/15/29.......................      6,590,857
                                                                   ------------
                                                                     23,768,707
                                                                   ------------

             FINANCE--3.4%
     225,000 Bankers Trust N.Y. Corp. 7.625%, 8/15/05...........        224,820
   1,040,000 Bear Sterns Companies, Inc. 6.750%, 12/15/07.......        975,967
     260,000 Dean Witter Discover & Co. 6.750%, 1/1/16..........        236,457
     200,000 Donaldson Lufkin & Jenrette, Inc. 6.875%, 11/1/05..        193,332
   1,180,000 Household Finance Corp. 6.500%, 11/15/08...........      1,092,810
     200,000 Lehman Brothers Holdings, Inc.
              7.360%, 12/15/03..................................        198,016
     440,000 National Health Investors, Inc.
              7.300%, 7/16/07...................................        371,161
     280,000 Oasis Residential, Inc. 7.000%, 11/15/03...........        267,170
     840,000 Prologis Trust 7.050%, 7/15/06.....................        791,440
   1,130,000 Provident Companies, Inc. 6.375%, 7/15/05..........      1,071,296
     480,000 Salomon, Inc. 7.000%, 3/15/04......................        473,736
     145,000 Salomon, Inc. 7.500%, 2/1/03.......................        146,132
     520,000 Sears Roebuck Acceptance Corp. 6.950%, 5/15/02.....        512,496
                                                                   ------------
                                                                      6,554,833
                                                                   ------------

             LEISURE TIME--1.3%
   1,100,000 Carnival Corp. 7.050%, 5/15/05.....................      1,071,532
     960,000 Royal Caribbean Cruises, Ltd.
              7.000%, 10/15/07..................................        903,264
     760,000 Royal Caribbean Cruises, Ltd.
              7.500%, 10/15/27..................................        681,059
                                                                   ------------
                                                                      2,655,855
                                                                   ------------

             MACHINERY--1.0%
   1,400,000 Deere & Co. 6.550%, 7/15/04........................      1,362,494
                                                                   ------------

             MANUFACTURING--1.0%
     260,000 Koninklijke Philips Electronics N.V. 7.250%,
              8/15/13...........................................        242,164
   1,370,000 Oakwood Homes Corp.
              8.125%, 3/1/09....................................        712,400
     670,000 Raytheon Co. 6.300%, 3/15/05.......................        632,172
     200,000 Tektronix, Inc. 7.625%, 8/15/02....................        198,238
                                                                   ------------
                                                                      1,784,974
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)



    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

             REAL ESTATE--0.3%
 $   790,000 Liberty Property L.P.
              6.950%, 12/1/06....................................   $    708,116
                                                                    ------------

             SERVICE--3.1%
   2,000,000 Duke Capital Corp.
              7.500%, 10/1/09....................................      1,986,062
     300,000 La Quinta Inns, Inc.
              7.400%, 9/15/05....................................        250,101
   1,070,000 Nielsen Media Research, Inc.
              7.600%, 6/15/09....................................      1,022,952
     100,000 Secured Finance, Inc. 9.050%, 12/15/04..............        104,446
   1,375,000 TransCanada Pipelines, Ltd. 7.150%, 6/15/06.........      1,338,404
   1,500,000 Tricon Global Restaurants, Inc.
              7.450%, 5/15/05....................................      1,427,040
                                                                    ------------
                                                                       6,129,005
                                                                    ------------

             TELEPHONE--1.0%
     950,000 Sprint Spectrum L.P., 0/12.500%  8/15/06(c).........        888,231
     680,000 U.S. West Capital Funding, Inc.
              6.250%, 7/15/05....................................        643,538
                                                                    ------------
                                                                       1,531,769
                                                                    ------------

             TRANSPORTATION--1.1%
     100,000 AMR Corp.
              10.290%, 3/8/21....................................        116,787
   1,261,619 Federal Express Corp. 7.020%, 1/15/16...............      1,132,404
     460,000 Norfolk Southern Corp. 7.050%, 5/1/37...............        452,243
     600,000 Northwest Airlines Corp. 8.375%, 4/3/15.............        567,564
                                                                    ------------
                                                                       2,268,998
                                                                    ------------

             U.S. GOVERNMENT--3.8%
   3,200,000 United States Treasury Bonds
              6.125%, 11/15/27...................................      2,977,984
     500,000 United States Treasury Notes
              5.625%, 2/15/06....................................        478,360
   3,000,000 United States Treasury Notes
              6.500%, 10/15/06...................................      2,992,020
   1,000,000 United States Treasury Notes
              6.250%, 10/31/01...................................      1,000,160
                                                                    ------------
                                                                       7,448,524
                                                                    ------------

             Total Bonds & Notes
              (Identified Cost $73,447,643)......................     69,526,154
                                                                    ------------

SHORT-TERM INVESTMENT--2.4%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $ 4,530,039 Associates First Capital Corp.
              4.000%, 1/03/00...................................   $  4,530,039
                                                                   ------------
             Total Short-Term Investment (Identified Cost
              $4,530,039).......................................      4,530,039
                                                                   ------------
             Total Investments--99.7%
              (Identified Cost $193,434,045)(a).................    191,980,303
             Other assets less liabilities......................        686,022
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $192,666,325
                                                                   ============

(a) Federal Tax Information: At December 31, 1999 the net unrealized depreciation on investments based on cost of $193,434,045 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost........  $   12,767,918
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value........     (14,221,660)
                                                                --------------
   Net unrealized depreciation................................  $   (1,453,742)
                                                                ==============

(b) Non-income producing security.
(c) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.

  Key to Abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999


ASSETS
 Investments at value...................................           $191,980,303
 Receivable for:
 Fund shares sold.......................................                594,517
 Dividends and interest.................................              1,158,871
                                                                   ------------
  Total Assets..........................................            193,733,691

LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $384,609
 Securities purchased...................................   531,855
 Accrued expenses:
 Management fees........................................   114,719
 Deferred trustees fees.................................     5,950
 Other expenses.........................................    30,233
                                                          --------
  Total Liabilities.....................................              1,067,366
                                                                   ------------
NET ASSETS..............................................           $192,666,325
                                                                   ============
 Net assets consist of:
 Capital paid in........................................           $196,551,619
 Overdistributed net investment income..................                 (3,654)
 Accumulated net realized gains (losses)................             (2,427,898)
 Unrealized appreciation (depreciation) on investments
  and foreign currency..................................             (1,453,742)
                                                                   ------------
NET ASSETS..............................................           $192,666,325
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($192,666,325 divided by 13,906,867 shares of
 beneficial interest)...................................           $      13.85
                                                                   ============
Identified cost of investments..........................           $193,434,045
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.........................................             $  2,233,647(a)
 Interest..........................................                4,907,986
                                                                ------------
                                                                   7,141,633

EXPENSES
 Management fees...................................  $1,386,037
 Trustees' fees and expenses.......................      14,048
 Custodian.........................................      58,482
 Audit and tax services............................      20,475
 Legal.............................................      10,540
 Printing..........................................      32,882
 Amortization of organization expense..............       1,670
 Insurance.........................................       4,428
 Miscellaneous.....................................       4,148
                                                     ----------
  Total Expenses...................................                1,532,710
                                                                ------------
NET INVESTMENT INCOME..............................                5,608,923
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net..................................                2,710,748
 Unrealized appreciation (depreciation) on:
 Investments--net..................................              (18,598,573)
                                                                ------------
Net gain (loss)....................................              (15,887,825)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................             $(10,278,902)
                                                                ============

(a) Net of foreign taxes of $18,177

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  5,608,923  $  4,446,775
 Net realized gain (loss)..........................    2,710,748     3,801,920
 Unrealized appreciation (depreciation)............  (18,598,573)    6,024,365
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  (10,278,902)   14,273,060
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................   (5,625,861)   (4,483,422)
 Net realized gain.................................   (3,435,942)   (3,664,526)
 In excess of net investment income................      (17,602)            0
 In excess of net realized capital gains...........   (2,415,620)            0
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (11,495,025)   (8,147,948)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   75,541,409    85,422,334
 Reinvestment of distributions.....................   11,495,025     8,147,948
 Cost of shares redeemed...........................  (63,173,242)  (46,561,460)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   23,863,192    47,008,822
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........    2,089,265    53,133,934
NET ASSETS
 Beginning of the year.............................  190,577,060   137,443,126
                                                    ------------  ------------
 End of the year................................... $192,666,325  $190,577,060
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $     (3,654) $     16,934
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    4,946,396     5,541,834
 Issued in reinvestment of distributions...........      825,719       527,948
 Redeemed..........................................   (4,152,208)   (3,032,615)
                                                    ------------  ------------
 Net Change........................................    1,619,907     3,037,176
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
                                --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year.........................  $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                                --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income........      0.43      0.38      0.28     0.27     0.26
 Net Realized and Unrealized
  Gain (Loss) on Investments..     (1.21)     0.97      1.90     1.73     2.20
                                --------  --------  --------  -------  -------
 Total From Investment
  Operations..................     (0.78)     1.35      2.18     2.00     2.46
                                --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income...........     (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
 Distributions From Net
  Realized Capital Gains......     (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
 Distributions in excess of
  net realized capital gains..     (0.19)     0.00      0.00     0.00     0.00
                                --------  --------  --------  -------  -------
 Total Distributions..........     (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                                --------  --------  --------  -------  -------
Net Asset Value, End of Year..  $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                                ========  ========  ========  =======  =======
TOTAL RETURN (%)..............      (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating Expenses to
 Average Net Assets (%).......      0.77      0.82      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....      2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate (%)...        63        72        60       59       72
Net Assets, End of Year (000..  $192,666  $190,577  $137,443  $58,525  $18,823
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement described in Note 4
 to the Financial Statements
 would have been (%)..........        --        --      0.86     0.99     1.85

                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGERS: DAVID D. ALGER (PICTURED) AND RON TARTAROFRED ALGER MANAGEMENT, INC.

[photo appears here]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the year ending December 31, 1999, the S&P 500Index/25/ returned 21.0% and the Lipper Variable Products Growth Fund Average/10/ returned 31.7%. Mean-while, the Alger Equity Growth Series outperformed both benchmarks, posting an annual return of 34.1%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: 1999 was yet another very good year for most equity investors. During the first half of the year, large-cap stocks marched forward with nary a setback, while their smaller counterparts struggled mightily. Large inflows of overseas capital sought refuge in the largest, most liquid corporate names. This, com-bined with the growing popularity of S&P 500 index funds, allowed large-cap stocks to see large gains and reach record valuation levels. All of the major large-cap indices continuously set new highs, and the Dow Jones Industrial Av-erage closed over 10,000 for the first time on March 29, 1999.

After a volatile April, May and June saw consolidation and profit-taking in the equity markets. An ongoing fear of rising interest rates was realized on June 30 when the Fed "took back" one of three previous interest rate cuts by hiking the Fed Funds Rate to 5%. Nonetheless, the market shrugged off the rate hike and took solace in the Fed's return to a "neutral bias." Large-cap stocks continued to rally, and the S&P 500 reached an intra-day high of 1420.33 on July 19. During the last stages of this surge, however, the breadth of the rally narrowed considerably, as small cap and value stocks continued to languish.

The following few months were marked by extreme market volatility, an overall downward trend, and ultimately, a dramatic rebound. The market slipped stead-ily downward from its mid-July peak before attempting to rally in August. The rally failed, partially due to another Fed rate hike on August 24th. The S&P 500 struggled to find direction and failed to match its previous highs during August and September. In October, mounting fears of rising interest rates, an upward spike in the price of gold, and a series of dubious economic reports forced the yield on the long bond to 6.4%. Equity markets reacted strongly. The Dow Jones dropped more than 1,000 points in less than a month, briefly dipping below the 10,000 level on October 18th. As is so often the case, how-ever, the market recovered when it appeared to be at its weakest. As inflation jitters and interest rate fears subsided with the release of benign economic data, the final two weeks of October saw dramatic gains throughout both the bond and equity markets. The long bond once again approached 6%, and the Dow Jones neared 11,000.

The market's strength continued throughout November and December. When the Fed raised both the Fed Funds and the discount rate 1/4 of a point on November 16th, the shift back to a "neutral" bias psychologically outweighed the actual rate hike. While certain segments of the market struggled--most notably, value stocks--most equity indices climbed steadily higher. Small cap growth stocks were particularly strong, reversing an ongoing trend of small cap underperformance. However, growth stocks and technology stocks across all mar-ket capitalizations appreciated strongly at year-end. The Fed's December 21st inaction matched market expectations and allowed nearly all major market indi-ces to reach all-time highs during the final week of the year.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: The management of the Series remained unchanged: a research intensive, bot-tom-up approach focusing on rapidly grow-ing stocks. Management's growth stock philosophy was of great benefit during a year in which value style stocks severely underperformed growth style stocks. Strong positive cash inflows for the year helped fuel investment opportunities and precluded the selling of core holdings in order to satisfy redemptions.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Fortunately, the Series was heavily weighted in technology companies throughout the year. Technology stocks were the clear market leaders in 1999, thus making the Series extremely well positioned for the strong bull market. Stocks such as Yahoo!, Microsoft, and America Online fueled much of the gain of the Series.

Maintaining an ongoing overweighting in technology-oriented growth stocks was clearly management's most effective decision, as these stocks were largely re-sponsible for the Series' superb performance. Management's least effective de-cisions relate to company specific situations (i.e., Abercrombie & Fitch and Tyco International), whereby certain holdings struggled for much of the year.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: The economy of 2000 is likely to resemble the economy of 1999, but it will not be growing as rapidly. This is an inevitable by-product of higher interest rates. Despite this, there are factors that should keep the economy moving along at a decent rate: a) low unemployment; b) good wage gains; and c) posi-tive psychology. Inflation should remain subdued as a result of continually in-creasing productivity and the slowing of economic growth. The flattening of oil prices and the impact of the Internet on pricing should also help subdue infla-tion. However, corporate earnings will probably not be as strong in 2000 as they were in 1999. The top-down forecast for S&P earnings is an increase of 10%, which is lower than the 14% estimated for 1999. It would be logical to as-sume that the market will rise less vigorously as well. As such, a target of 12,500-13,000 on the Dow might be appropriate.

Looking ahead, we will continue to seek out and invest in companies that we be-lieve will grow their earnings rapidly and consistently. Regardless of market conditions, we feel that the only way we are able to sustain superior long-term performance is through an uncompromising commitment to a consistent approach.

A $10,000 Investment compared to the S&P Index since the Series' Inception

                                    [GRAPH]

               Alger Equity Growth Series      S&P 500
10/31/94                 10,000                  10,000
12/31/94                  9,581                   9,774
12/31/95                 14,247                  13,437
12/31/96                 16,124                  16,538
12/31/97                 20,257                  22,034
12/31/98                 29,935                  28,368
12/31/99                 40,147                  34,319


Average Annual Return

                   Equity Growth               Lipper Variable Growth
                       Series         S&P 500       Fund Average

         1 year         34.1%           21.0%           31.7%
        3 years         35.5            27.6            26.9
        5 years         33.2            28.6            26.9
Since Inception         30.9            27.0             n/a

[checkmark] FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $841 million as of December 31, 1999

MANAGERS: David D. Alger and Ron Tartaro have managed the Alger Equity Growth Series since its inception in 1994. Mr. Alger is President and Chief Executive Officer of Fred Alger Management, Inc., and has been portfolio manager of The Alger Growth Portfolio since 1986, The Alger American Fund Growth Portfolio since 1989 and the Alger Retirement Fund since 1993. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--90.0% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         AEROSPACE & DEFENSE--3.6%
 241,200 Honeywell International, Inc. ...........................   $13,914,225
 248,800 United Technologies Corp. ...............................    16,172,000
                                                                     -----------
                                                                      30,086,225
                                                                     -----------
         AUTOMOTIVE--1.1%
 142,400 Harley-Davidson, Inc. ...................................     9,122,500
                                                                     -----------
         BANKS--4.8%
 281,180 Bank of America Corp. ...................................    14,111,721
 440,700 Citigroup, Inc. .........................................    24,486,394
  98,277 Firstar Corp. ...........................................     2,076,101
                                                                     -----------
                                                                      40,674,216
                                                                     -----------
         BROADCASTING--1.9%
  45,300 Clear Channel Communications, Inc.(b)....................     4,043,025
 152,500 MediaOne Group, Inc.(b)..................................    11,713,906
                                                                     -----------
                                                                      15,756,931
                                                                     -----------
         BUSINESS SERVICE--0.5%
  41,100 Omnicom Group, Inc. .....................................     4,110,000
                                                                     -----------
         COMMUNICATIONS--2.0%
 199,200 Comcast Corp. ...........................................    10,072,050
  69,500 EchoStar Communications Corp.(b).........................     6,776,250
                                                                     -----------
                                                                      16,848,300
                                                                     -----------
         COMPUTER RELATED & BUSINESS EQUIPMENT--11.0%
 208,300 Altera Corp.(b)..........................................    10,323,869
 301,150 Cisco Systems, Inc.(b)...................................    32,260,694
 455,400 Dell Computer Corp.(b)...................................    23,225,400
 196,100 Intel Corp. .............................................    16,141,481
 147,600 Linear Technology Corp. .................................    10,562,625
                                                                     -----------
                                                                      92,514,069
                                                                     -----------
         COMPUTER SOFTWARE--5.5%
 127,200 Intuit, Inc.(b)..........................................     7,624,050
 331,100 Microsoft Corp.(b).......................................    38,655,925
                                                                     -----------
                                                                      46,279,975
                                                                     -----------
         CONSUMER PRODUCTS--3.3%
 194,500 Corning, Inc. ...........................................    25,078,344
  99,600 Masco Corp. .............................................     2,527,350
                                                                     -----------
                                                                      27,605,694
                                                                     -----------
         ELECTRONICS--4.0%
 133,500 Motorola, Inc. ..........................................    19,657,875
 153,000 Teradyne Inc.(b).........................................    10,098,000
  38,000 Texas Instruments, Inc. .................................     3,681,250
                                                                     -----------
                                                                      33,437,125
                                                                     -----------
         FINANCIAL SERVICES--5.5%
  33,500 American Express Co. ....................................     5,569,375
 208,800 Household International, Inc. ...........................     7,777,800
  47,200 Merrill Lynch & Co., Inc. ...............................     3,941,200

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         FINANCIAL SERVICES--(CONTINUED)
 201,200 Morgan Stanley Dean Witter & Co. ........................   $28,721,300
                                                                     -----------
                                                                      46,009,675
                                                                     -----------
         HEALTH CARE--0.9%
 293,000 IMS Health, Inc. ........................................     7,965,937
                                                                     -----------
         INSURANCE--2.4%
 188,075 American International Group, Inc. ......................    20,335,609
                                                                     -----------
         INTERNET SERVICES--10.9%
 426,400 America Online, Inc.(b)..................................    32,166,550
 219,644 At Home Corp.(b).........................................     9,417,237
 167,900 eBay, Inc.(b)............................................    21,018,981
  67,182 Yahoo!, Inc. ............................................    29,068,812
                                                                     -----------
                                                                      91,671,580
                                                                     -----------
         CASINOS & RESORTS--0.4%
  76,500 Carnival Corp. ..........................................     3,657,656
                                                                     -----------
         OIL SERVICES--2.5%
 523,350 Halliburton Co. .........................................    21,064,837
                                                                     -----------
         PHARMACEUTICALS--9.5%
 444,600 Amgen, Inc.(b)...........................................    26,703,788
  39,600 Biogen, Inc.(b)..........................................     3,346,200
 234,400 Bristol-Myers Squibb Co. ................................    15,045,550
 314,950 Pfizer, Inc. ............................................    10,216,191
 302,100 Warner-Lambert Co. ......................................    24,753,319
                                                                     -----------
                                                                      80,065,048
                                                                     -----------
         RAILROADS--1.2%
 132,200 Kansas City Southern Industries, Inc. ...................     9,865,425
                                                                     -----------

         RETAIL--7.6%
 151,400 Amazon.com, Inc.(b)......................................    11,525,325
 135,200 Best Buy Co., Inc. ......................................     6,785,350
  74,800 Costco Wholesale Corp.(b)................................     6,825,500
 381,225 Home Depot, Inc. ........................................    26,137,739
 181,600 Wal-Mart Stores, Inc. ...................................    12,553,100
                                                                     -----------
                                                                      63,827,014
                                                                     -----------
         SEMI-CONDUCTORS--3.2%
 215,400 Applied Materials, Inc.(b)...............................    27,288,488
                                                                     -----------
         TELECOM NETWORKS--5.7%
 227,000 AT&T Corp................................................    12,882,250
 127,800 Cox Communications, Inc.(b)..............................     6,581,700
 139,200 MCI Worldcom, Inc.(b)....................................     7,386,300
  25,100 Nokia Corp. (ADR)........................................     4,769,000
  38,000 QUALCOMM, Inc.(b)........................................     6,692,750
 142,300 Sprint Corp. ............................................     9,578,569
                                                                     -----------
                                                                      47,890,569
                                                                     -----------
         TRANSPORTATION SERVICES--2.5%
 303,700 United Parcel Service, Inc.(b).............................  20,955,300
                                                                     -----------
         Total Common Stocks
          (Identified Cost $549,671,986)............................ 757,032,173
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

SHORT-TERM INVESTMENTS--11.4%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
 $10,000,000 AES Hawaii, Inc.,
              6.600%, 1/12/00...................................   $  9,979,833
  10,000,000 Bell Atlantic Network Funding,
              6.280%, 1/05/00...................................      9,993,022
  10,000,000 General Electric Capital Corp.,
              6.390%, 1/14/00...................................      9,976,925
  10,000,000 Household Finance Corp.,
              6.400%, 1/07/00...................................      9,989,333
  10,000,000 Merrill Lynch & Co., Inc.,
              5.550%, 1/27/00...................................      9,959,917
   8,000,000 Petrofina Delaware, Inc.,
              6.250%, 1/10/00...................................      7,987,500
  10,000,000 7-Eleven, Inc.,
              6.500%, 1/14/00...................................      9,976,528
   9,953,882 State Street Global Advisors, Money Market Fund....      9,953,882
  10,000,000 Standard Life Funding,
              6.450%, 1/12/00...................................      9,980,292
   8,000,000 Toronto Dominion Holdings,
              5.940%, 1/27/00...................................      7,965,680
                                                                   ------------
             Total Short-Term Investments
              (Identified Cost $95,762,912).....................     95,762,912
                                                                   ------------
             Total Investments--101.4%
              (Identified Cost $645,434,898)(a).................    852,795,085
             Other assets less liabilities......................    (11,742,159)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $841,052,926
                                                                   ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $645,434,898 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost...............................................    $226,931,841
 Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value..........     (19,571,654)
                                                                  ------------
 Net unrealized appreciation..................................    $207,360,187
                                                                  ============

(b) Non-income producing security.

Key to Abbreviations:

  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value................................              $852,795,085
 Receivable for:
 Fund shares sold....................................                 1,950,197
 Dividends and interest..............................                   128,243
 Foreign taxes.......................................                     1,708
                                                                   ------------
 Total Assets........................................               854,875,233
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $   625,776
 Securities purchased................................   12,644,577
 Accrued expenses:
 Management fees.....................................      503,918
 Deferred trustees fees..............................       13,630
 Other expenses......................................       34,406
                                                       -----------
 Total Liabilities...................................                13,822,307
                                                                   ------------
 NET ASSETS..........................................              $841,052,926
                                                                   ============
 Net Assets consist of:
 Capital paid in.....................................              $625,729,342
 Overdistributed net investment income...............                    (5,387)
 Accumulated net realized gains (losses).............                 7,968,784
 Unrealized appreciation (depreciation) on
  investments........................................               207,360,187
                                                                   ------------
NET ASSETS...........................................              $841,052,926
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($841,052,926 divided by 28,664,292 shares of
 beneficial interest)................................              $      29.34
                                                                   ============
Identified cost of investments.......................              $645,434,898
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.........................................             $  2,294,193(a)
 Interest..........................................                2,245,595
                                                                ------------
                                                                   4,539,788
EXPENSES
 Management fees...................................  $4,418,196
 Trustees' fees and expenses.......................      27,584
 Custodian.........................................      91,552
 Audit and tax services............................      17,031
 Legal.............................................      36,368
 Printing..........................................     115,010
 Amortization of organization expense..............       1,670
 Insurance.........................................      11,040
 Miscellaneous.....................................       3,905
                                                     ----------
 Total expenses....................................                4,722,356
                                                                ------------
NET INVESTMENT LOSS................................                 (182,568)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net..................................               85,117,053
 Unrealized appreciation (depreciation) on:
 Investments--net..................................              100,091,250
                                                                ------------
Net gain (loss) ...................................              185,208,303
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................             $185,025,735
                                                                ============

(a)Net of foreign taxes of: $12,260

                See accompanying notes to financial statements.
54

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income (loss)...................... $   (182,568) $    547,361
 Net realized gain (loss) .........................   85,117,053    37,574,347
 Unrealized appreciation (depreciation)............  100,091,250    78,578,213
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  185,025,735   116,699,921
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................         (607)     (608,527)
 In excess of net investment income ...............     (285,867)            0
 Net realized gain................................. (100,705,836)  (13,814,120)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS............................... (100,992,310)  (14,422,647)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  383,773,208   151,770,313
 Reinvestment of distributions.....................  100,992,310    14,422,647
 Cost of shares redeemed........................... (138,471,646)  (63,063,040)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  346,293,872   103,129,920
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  430,327,297   205,407,194
NET ASSETS
 Beginning of the year.............................  410,725,629   205,318,435
                                                    ------------  ------------
 End of the year................................... $841,052,926  $410,725,629
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $     (5,387) $        607
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................   13,791,435     7,106,627
 Issued in reinvestment of distributions...........    3,524,303       576,135
 Redeemed..........................................   (5,005,319)   (2,982,315)
                                                    ------------  ------------
 Net change........................................   12,310,419     4,700,447
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
                               --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year........................  $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                               --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income
  (Loss).....................     (0.01)     0.04      0.02      0.04     0.01
 Net Realized and Unrealized
  Gain (Loss) on Investments.      8.34      8.37      3.92      1.78     4.65
                               --------  --------  --------  --------  -------
 Total From Investment
  Operations.................      8.33      8.41      3.94      1.82     4.66
                               --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income..........      0.00     (0.04)    (0.02)    (0.04)   (0.01)
 Distributions in excess of
  Net Investment Income .....     (0.01)     0.00      0.00      0.00     0.00
 Distributions From Net
  Realized Capital Gains.....     (4.09)    (0.88)    (1.88)     0.00    (0.41)
                               --------  --------  --------  --------  -------
 Total Distributions.........     (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                               --------  --------  --------  --------  -------
Net Asset Value, End of Year.  $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                               ========  ========  ========  ========  =======
TOTAL RETURN (%).............      34.1      47.8      25.6      13.2     48.8
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................     (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate (%)..       128       119       137        78      107
Net Assets, End of Year
 (000).......................  $841,053  $410,726  $205,318  $120,456  $46,386
The ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement described in Note
 4 to the Financial
 Statements would have been
 (%).........................        --        --        --      0.90     2.45

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
[Photo of G. Kenneth Heebner]

Q. HOW DID THE CAPITAL GROWTH SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. For the year ending December 31, 1999, the Series had a return of 15.7%, which lagged the Lipper Variable Products Growth Fund Average/10/ return of 31.7% and the S&P 500/25/return of 21.0%.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. Throughout the year, economic growth in the U.S. was strong. Looking abroad, we saw Asian economies rebound, led by South Korea and Japan. In Eu-rope, economic growth strengthened during the year. This across-the-board global economic expansion created an environment that was more conducive to inflation than the backdrop we witnessed in 1998 when foreign economic weak-ness helped suppress prices in the U.S. domestic economy. As a result, inter-est rates rose in the U.S., prodded by the Federal Reserve Board, which raised key short-term interest rates three times during 1999.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. We started the year with a portfolio that reflected our expectation of minimal inflation, including substantial concentration in financial stocks such as banks and insurance companies. As the year progressed, we saw evidence that continuing economic strength, both inside and outside of the U.S., would increase the risk of inflationary pressures. Therefore, we eliminated the Series' positions in banks and insurance companies. Early in the year, we also established a modest position in real estate investment trusts (REITs), reflecting the strong fundamentals of the real estate industry and the proclivity for real estate to benefit from a strong pricing environment.

To that end, upon liquidation of the finance position, we selected other in-vestments that would benefit from an improved pricing backdrop, such as in the steel and aluminum industries. Further, we believe the economic expansion in the U.S. is much closer to maturity than in Europe, Asia, and Latin America. Consequently, we sought to invest (through American Depositary Receipts or ADRs) in companies located in countries where the duration of the business cy-cle was much less of an issue. Two examples would be Telefonos de Mexico, the Mexican telephone company, and Philips Electronics, an international conglom-erate domiciled in the Netherlands. Finally, throughout the year we maintained a major position in the technology sector, with an emphasis on companies with global operations, such as Texas Instruments, Applied Materials, Teradyne, and Computer Sciences.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE THE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. The Fund's best performing stocks were its technology holdings, with the greatest gains coming from Texas Instruments, Nokia, Applied Materials, Philips, and Teradyne. Several of these investments benefited from the explo-sive growth in wireless communications. For example, Finnish company Nokia is the global leader in wireless handsets and Texas Instruments is the leading producer of specialized semiconductor chips, a key wireless handset component.

On the downside, Volkswagen, Unum, Philip Morris, McKesson, and HBOC all suf-fered from company-specific problems. In addition, our investment in REITS was disappointing, despite the fact that these companies enjoyed strong fundamen-tals throughout the year. We continue to maintain this position in the expec-tation investors will come to recognize the positive prospects this industry offers.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. As we look out into the year 2000, we see continued growth around the world. In the U.S., we think the Federal Reserve, which has already raised rates three times in 1999, will continue to attempt to engineer a slowdown in order to minimize any inflationary side effects emerging from the continued growth of the domestic economy. For our part, we are focused on companies with exposure to foreign and global markets that may experience better growth than the U.S. In addition, we are seeking out companies that would benefit from any trend toward rising prices that might emerge.

  A $10,000 investment compared to the S&P 500 Index over the past 10 years.

                                    [GRAPH]

                Capital Growth Series           S&P 500

12/31/89                 10,000                  10,000
12/31/90                  9,653                   9,682
12/31/91                 14,866                  12,642
12/31/92                 13,968                  13,614
12/31/93                 16,059                  14,974
12/31/94                 14,925                  15,166
12/31/95                 20,602                  20,851
12/31/96                 24,942                  25,663
12/31/97                 30,798                  34,191
12/31/98                 41,292                  44,021
12/31/99                 47,771                  53,256

Average Annual Total Returns

                     Capital Growth                   Lipper Variable Growth
                        Series           S&P 500           Fund Average

           1 year        15.7%            21.0%              31.7%
          3 years        24.2             27.6               26.9
          5 years        26.2             28.6               26.9
         10 years        16.9             18.2               18.2
  Since Inception        23.3             17.8                n/a

[checkmark] FUND FACTS

GOAL: Long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

START DATE: August 26, 1983

SIZE: $2.1 billion as of December 31, 1999

MANAGER: G. Kenneth Heebner has managed the Capital Growth Series since its inception in 1983. He has also been portfolio manager of New England Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993; CGM Focus Fund since September 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--99.7% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           ALUMINUM--8.3%
   850,000 Alcan Aluminium, Ltd................................   $   35,009,375
 1,630,000 Alcoa, Inc..........................................      135,290,000
                                                                  --------------
                                                                     170,299,375
                                                                  --------------

           BEVERAGES--4.9%
 1,437,000 Anheuser-Busch Companies, Inc.......................      101,847,375
                                                                  --------------

           COMPUTER SOFTWARE & SERVICES--2.9%
   645,000 Computer Sciences Corp.(b)..........................       61,033,125
                                                                  --------------

           ELECTRONIC COMPONENTS--15.2%
 1,039,044 Koninklijke Philips Electronics N.V. (ADR)..........      140,270,940
 1,520,000 Micron Technology, Inc.(b)..........................      118,180,000
   570,000 Texas Instruments, Inc..............................       55,218,750
                                                                  --------------
                                                                     313,669,690
                                                                  --------------

           ELECTRONICS & COMMUNICATION EQUIPMENT--4.4%
   475,000 Nokia Corp. (ADR)...................................       90,250,000
                                                                  --------------

           HOTELS & RESTAURANTS--6.2%
   840,000 McDonald's Corp.....................................       33,862,500
 2,460,000 Tricon Global Restaurants, Inc.(b)..................       95,017,500
                                                                  --------------
                                                                     128,880,000
                                                                  --------------

           INSURANCE--4.3%
 1,870,000 Aflac, Inc. ........................................       88,240,625
                                                                  --------------

           LEISURE--3.6%
 4,890,000 Mirage Resorts, Inc.(b).............................       74,878,125
                                                                  --------------

           LIGHT CAPITAL GOODS--7.3%
   735,000 Applied Materials, Inc.(b)..........................       93,115,313
   860,000 Teradyne, Inc.(b)...................................       56,760,000
                                                                  --------------
                                                                     149,875,313
                                                                  --------------

           MACHINERY--2.4%
 1,140,000 Deere & Co..........................................       49,447,500
                                                                  --------------

           METALS & MINING--4.9% ..............................
 4,320,000 Inco, Ltd.(b).......................................      101,520,000
                                                                  --------------

           MICROCOMPUTERS--5.5% ...............................
 1,110,000 Apple Computer, Inc.(b).............................      114,121,875
                                                                  --------------

           OIL--MAJOR INTEGRATED--2.0% ........................
   590,000 TotalFina S.A. (ADR)................................       40,857,500
                                                                  --------------
           REAL ESTATE INVESTMENT TRUSTS--8.9%
 1,202,500 Apartment Investment and Management Co. ............       47,874,531
 1,465,000 Boston Properties, Inc. ............................       45,598,125

                                                                     VALUE
  SHARES                                                           (NOTE 1A)
           REAL ESTATE INVESTMENT TRUSTS--(CONTINUED)
 1,765,000 General Growth Properties, Inc. ...................   $   49,420,000
 1,245,000 Vornado Realty Trust...............................       40,462,500
                                                                 --------------
                                                                    183,355,156
                                                                 --------------

           RETAIL--3.6%
 1,840,000 CVS Corp. .........................................       73,485,000
                                                                 --------------

           RETAIL--FOOD--2.6%
 1,118,000 Hershey Foods Corp. ...............................       53,105,000
                                                                 --------------

           STEEL--5.0%
 2,970,900 Pohang Iron & Steel Company, Ltd. (ADR)............      103,981,500
                                                                 --------------

           TELEPHONE--7.7%
   363,000 Telecomunicacoes Brasileiras S.A. (ADR)............       46,645,500
 1,000,000 Telefonos de Mexico, S.A. (ADR)....................      112,500,000
                                                                 --------------
                                                                    159,145,500
                                                                 --------------
           Total Common Stocks
            (Identified Cost $1,731,996,326)..................    2,057,992,659
                                                                 --------------

SHORT-TERM INVESTMENT--0.5%

    FACE
   AMOUNT
 $10,705,000 American Express Credit Corp., 4.25%, 1/03/00....       10,705,000
                                                                 --------------
             Total Short-Term Investments (Identified Cost
              $10,705,000)....................................       10,705,000
                                                                 --------------
             Total Investments--100.2% (Identified Cost
              $1,742,701,326)(a)..............................    2,068,697,659
             Other assets less liabilities....................      (4,681,644)
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $2,064,016,015
                                                                 ==============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $1,756,258,820 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost.........      $ 370,407,264
 Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value.........        (57,968,425)
                                                                   -------------
 Net unrealized appreciation.................................      $ 312,438,839
                                                                   =============

(b) Non-income producing security.
Key to abbreviations:


ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
      (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value...............................             $2,068,697,659
 Cash...............................................                      3,442
 Receivable for:
 Securities sold....................................                 55,122,737
 Fund shares sold...................................                    491,568
 Dividends and interest.............................                  1,806,768
                                                                 --------------
  Total Assets......................................              2,126,122,174
                                                                 --------------
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $1,076,935
 Securities purchased...............................  59,690,215
 Withholding taxes..................................     148,293
 Accrued expenses:
 Management fees....................................   1,029,676
 Deferred trustees fees.............................     115,648
 Other expenses.....................................      45,392
                                                      ----------
 Total Liabilities..................................                 62,106,159
                                                                 --------------
NET ASSETS..........................................             $2,064,016,015
                                                                 ==============
 Net assets consist of:
 Capital paid in....................................             $1,740,166,685
 Undistributed net investment income................                    120,155
 Accumulated net realized gains (losses)............                 (2,267,158)
 Unrealized appreciation (depreciation) on
  investments.......................................                325,996,333
                                                                 --------------
NET ASSETS..........................................             $2,064,016,015
                                                                 ==============
Computation of offering price:
Net asset value and redemption price per share
 ($2,064,016,015 divided by 4,747,697 shares of
 beneficial interest)...............................             $       434.74
                                                                 ==============
Identified cost of investments......................             $1,742,701,326
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends........................................              $ 25,055,247(a)
 Interest.........................................                   452,544
                                                                ------------
                                                                  25,507,791
EXPENSES
 Management fees..................................  $11,792,608
 Trustees' fees and expenses......................       83,029
 Custodian........................................      230,348
 Audit and tax services...........................       15,743
 Legal............................................       99,059
 Printing.........................................      397,286
 Insurance........................................       44,529
 Miscellaneous....................................       14,210
                                                    -----------
 Total Expenses...................................                12,676,812
                                                                ------------
NET INVESTMENT INCOME.............................                12,830,979
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................               387,005,362
 Unrealized appreciation (depreciation) on:
 Investments--net.................................              (115,634,353)
                                                                ------------
Net gain (loss)...................................               271,371,009
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              $284,201,988
                                                                ============

(a)Net of foreign taxes of $404,037.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1999            1998
                                                 --------------  --------------
FROM OPERATIONS
 Net investment income.........................  $   12,830,979  $   19,464,166
 Net realized gain (loss)......................     387,005,362     169,787,977
 Unrealized appreciation (depreciation)........    (115,634,353)    294,106,307
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................     284,201,988     483,358,450
                                                 --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................     (12,714,702)    (19,530,694)
 Net realized gain.............................    (387,005,362)   (224,364,814)
 In excess of net realized gain................      (1,467,043)       (800,115)
                                                 --------------  --------------
 TOTAL DISTRIBUTIONS...........................    (401,187,107)   (244,695,623)
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................     300,316,607     326,247,422
 Reinvestment of distributions.................     401,187,107     244,695,623
 Cost of shares redeemed.......................    (416,251,052)   (339,576,488)
                                                 --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................     285,252,662     231,366,557
                                                 --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......     168,267,543     470,029,384
NET ASSETS
 Beginning of the year.........................   1,895,748,472   1,425,719,088
                                                 --------------  --------------
 End of the year...............................  $2,064,016,015  $1,895,748,472
                                                 ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year...............................  $      120,155  $        3,878
                                                 ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................         625,092         711,259
 Issued in reinvestment of distributions.......         938,111         512,754
 Redeemed......................................        (865,998)       (741,374)
                                                 --------------  --------------
 Net Change....................................         697,205         482,639
                                                 ==============  ==============

FINANCIAL HIGHLIGHTS

                                        YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------
                             1999        1998        1997        1996       1995
                          ----------  ----------  ----------  ----------  --------
Net Asset Value, Begin-
 ning of Year...........  $   468.03  $   399.60  $   427.08  $   374.62  $ 312.30
                          ----------  ----------  ----------  ----------  --------
Income From Investment
 Operations
 Net Investment Income..        3.35        5.29        2.52        3.08      3.47
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       68.25      130.40       95.67       74.80    114.91
                          ----------  ----------  ----------  ----------  --------
 Total From Investment
  operations............       71.60      135.69       98.19       77.88    118.38
                          ----------  ----------  ----------  ----------  --------
Less Distributions
 Distributions From Net
  Investment Income.....       (3.33)      (5.31)      (2.52)      (3.08)    (3.48)
 Distributions From Net
  Realized Capital
  Gains.................     (101.18)     (61.73)    (123.15)     (22.34)   (52.58)
 Distributions in Excess
  of Net Realized
  Capital Gains.........       (0.38)      (0.22)       0.00        0.00      0.00
                          ----------  ----------  ----------  ----------  --------
 Total Distributions....     (104.89)     (67.26)    (125.67)     (25.42)   (56.06)
                          ----------  ----------  ----------  ----------  --------
Net Asset Value, End of
 Year...................  $   434.74  $   468.03  $   399.60  $   427.08  $ 374.62
                          ==========  ==========  ==========  ==========  ========
TOTAL RETURN (%)........        15.7        34.1        23.5        21.1      38.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        0.66        0.66        0.67        0.69      0.71
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.67        1.18        0.52        0.79      0.92
Portfolio Turnover Rate
 (%)....................         206         204         214         207       242
Net Assets, End of Year
 (000) .................  $2,064,016  $1,895,748  $1,425,719  $1,142,660  $921,444

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGERS: CHRISTOPHER C. DAVIS AND KENNETH C. FEINBERG
DAVIS SELECTED ADVISERS, L.P.
[Photo appear here]

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Davis Venture Value Series returned 17.5% for the year ending December 31, 1999. The S&P 500 Index/25/, now dominated by a handful of high-multiple, ultra-cap stocks, finished the year with a return of 21.0%. The average return of funds within the Lipper Variable Products Growth Fund/10/ universe was 31.7%. However, our discipline of buying growing companies at value prices succeeded in outperforming the 7.4% return of the Russell 1000 Value Index.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS?

A. The U.S. stock market continued to be led by a select group of large tech-nology companies in 1999, including Microsoft, Lucent Technologies, Cisco Sys-tems, and America Online. This is because investor exuberance and optimism re-mained strong for the future prospects of these companies, despite what some may consider excessive valuations on each of these stocks. Many of these market leaders are currently "priced to perfection," which we believe indicates a high degree of investment risk. In contrast, notable and important industries such as financial services companies and banks had a very mediocre year. Only the highest quality firms, many of which we own in our portfolio, posted strong re-turns.

The economic environment for the U.S. remains robust, with a strong pace of Gross Domestic Product (GDP) growth, continued consumer confidence and spending, and very low levels of inflation and unemployment. However, the Federal Reserve Board moved to proactively curb economic growth several times over the past year by raising short-term interest rates. As yields increased, the U.S. moved from a liquidity driven market, marked by broad and rapid expansion of price-to-earnings ratios, to more of a "growth" driven market in which investors are highly focused on recent quarterly earnings performance of companies.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. Our investment strategy remains consistent throughout any market environ-ment. We actively seek out high quality, well-managed companies with strong growth prospects, but we attempt to buy them at value prices. Our research team spends a great deal of time getting to know company management and investigat-ing company fundamentals. Once we feel we have found an attractive business, and can purchase an investment in this company, we will hold for the long-term (5-7 years on average). We will never change our investment discipline out of reaction to market momentum or investor "fads," as we strongly believe our method is the best way to achieve long-term growth and preservation of wealth.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. Our price discipline prevented us from buying high multiple, high growth stocks that led the S&P 500 Index to another year of 20%+ returns. On the other hand, our performance above our peers in the value category was due to our de-cision to avoid "traditional" value plays such as cyclical stocks, high divi-dend stocks, and low price-to-book value stocks. Such companies normally carry limited future growth prospects.

On an absolute basis, our solid performance for the year was due to stock selection. Although investments in the broad financial sector rendered mediocre results for the year, our top positions of American Express, Citigroup, and Morgan Stanley Dean Witter performed strongly. This was because investors were "paid" to invest in quality throughout 1999. We did have some notable disappointments during the year, including an investment in insurance companies like Progressive, Allstate, and Chubb. Changing economics in this industry has caused their earnings to disappoint Wall Street. Thankfully, we properly scaled our investments in these situations and did not carry major positions in these companies.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. The U.S. economy continues to grow at an impressive pace today with little inflationary pressures and low unemployment.

Many market pundits continue to forecast strong returns among U.S. stocks in the coming years. Indeed, many positive forces continue to benefit U.S. businesses. First, U.S. companies have a strong lead on their European and Japanese peers in terms of restructuring. Many foreign firms are only now beginning the long and painful process of streamlining their operations and investing for future growth. In the past five years, U.S. firms have emerged as global leaders in industries where they could not compete only a decade ago, such as semi-conductor manufacturing, and investment banking. Furthermore, the U.S. has taken an important lead on Internet development. Not only has this revolutionized U.S. companies in recent years, but it has also lent an important level of experience to U.S. professionals that will become a highly valuable resource as the next era of global "e-competition" develops.

However, investors should carefully consider how and where they invest their money today. The twenty-first century is beginning at a high level of stock market valuations. The Federal Reserve Board proactively moved to curb liquidity and slow the pace of economic growth by raising short-term interest rates several times during 1999. If the economy continues to rapidly expand, the Fed may remain biased to tighten credit, which would dampen the potential for continued expansion of company valuations. Additionally, earnings growth is becoming harder and harder for companies to achieve. Increased investor focus on quarterly earnings performance may cause the aggregate quality of earnings to erode as company management struggles to meet Wall Street analyst expectations. Renowned investor Warren Buffett recently reminded investors that it is unrealistic to expect the long-term performance of the stock market to exceed the long-term rate of growth of corporate profits. Unless investors expect corporate earnings to grow at double-digit returns in the coming years, they may have to temper their expectations for continued double-digit returns in the stock market.

                 A $10,000 Investment compared to the S&P 500
                          since the Series' Inception

          Davis Venture Value      S&P 500

10/31/94         10,000             10,000
12/31/94          9,650              9,774
12/31/95         13,441             13,437
12/31/96         16,914             16,538
12/31/97         22,580             22,034
12/31/98         25,839             28,368
12/31/99         30,366             34,319

Average Annual Total Return

                Venture Value                    Lipper Variable
                   Series          S&P 500     Growth Fund Average

         1 year     17.5%           21.0%             31.7%
        3 years     21.5            27.6              26.9
        5 years     25.8            28.6              26.9
Since Inception     24.0            27.0               n/a

FUND FACTS

GOAL: Growth of capital.

START DATE: October 31, 1994

SIZE: $656 million as of December 31, 1999

MANAGER: Christopher C. Davis has been the manager of the Series since February 1997. Previously, he co-managed the Series with Shelby M.C. Davis from October 1995 to February 1997.

Kenneth C. Feinberg has co-managed the Series since April 1999. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998. Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--92.5% OF TOTAL NET ASSETS


                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         BANKS AND SAVINGS & LOAN--10.9%
     859 Bank of America Corp....................................   $     43,111
 513,880 Citigroup, Inc. ........................................     28,552,458
   1,000 First Union Corp........................................         32,813
 248,000 Golden West Financial Corp. ............................      8,308,000
  31,400 State Street Corp.......................................      2,294,162
 169,100 U.S. Bancorp............................................      4,026,694
 705,300 Wells Fargo & Co. ......................................     28,520,569
                                                                    ------------
                                                                      71,777,807
                                                                    ------------

         BUILDING MATERIALS--4.4%
 142,700 Martin Marietta Materials, Inc..........................      5,850,700
 422,500 Masco Corp..............................................     10,720,938
 314,200 Tyco International, Ltd.................................     12,214,525
                                                                    ------------
                                                                      28,786,163
                                                                    ------------

         BUSINESS SERVICES--0.1%
      33 ACNielson Corp.(b)......................................            813
     100 Dun & Bradstreet Corp. .................................          2,950
      26 Gartner Group, Inc. Class B.............................            359
   6,800 WPP Group, Plc. (ADR)...................................        565,250
                                                                    ------------
                                                                         569,372
                                                                    ------------

         CHEMICALS--1.3%
     200 Dow Chemical Co. .......................................         26,725
  44,100 Monsanto Co. ...........................................      1,571,063
 176,500 Vulcan Materials Co.....................................      7,048,969
                                                                    ------------
                                                                       8,646,757
                                                                    ------------

         COMMUNICATIONS--2.6%
 118,200 MediaOne Group, Inc.(b).................................      9,079,238
 205,100 Novell, Inc.(b).........................................      8,191,181
                                                                    ------------
                                                                      17,270,419
                                                                    ------------

         COMPUTERS & PERIPHERALS--16.9%
 344,000 Hewlett-Packard Co. ....................................     39,194,500
 180,600 Intel Corp..............................................     14,865,638
 220,000 International Business Machines Corp....................     23,760,000
 101,700 Lexmark International Group, Inc.(b)....................      9,203,850
 139,400 Oracle Corp.(b).........................................     15,621,513
 137,200 SAP AG (ADR)............................................      7,142,975
  37,000 Unisys Corp.(b).........................................      1,181,688
                                                                    ------------
                                                                     110,970,164
                                                                    ------------

         CONSUMER PRODUCTS & SERVICES--1.8%
   3,200 Coca-Cola Co............................................        186,400
  42,500 Colgate-Palmolive Co. ..................................      2,762,500
     900 Fortune Brands, Inc.....................................         29,756
     900 Gallaher Group, Plc. (ADR)..............................         13,838
   3,100 General Electric Co. ...................................        479,725

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
  63,100 Gillette Co. ...........................................   $  2,598,931
     800 Maytag Corp. ...........................................         38,400
 240,800 Philip Morris Companies, Inc. ..........................      5,583,550
                                                                    ------------
                                                                      11,693,100
                                                                    ------------

         DIVERSIFIED FINANCIAL SERVICES--13.2%
 263,900 American Express Co. ...................................     43,873,375
  12,400 Boardwalk Equities, Inc. (CAD)..........................        106,519
 123,900 Donaldson, Lufkin & Jenrette, Inc.......................      5,993,663
 107,100 Federal Home Loan Mortgage Corp.........................      5,040,394
 537,100 Household International, Inc............................     20,006,975
 129,400 Providian Financial Corp................................     11,783,487
                                                                    ------------
                                                                      86,804,413
                                                                    ------------

         DRILLING--0.1%
  10,400 Transocean Sedco Forex, Inc. ...........................        350,350
                                                                    ------------

         ELECTRONICS--6.6%
  15,800 Agilent Technologies, Inc.(b)...........................      1,221,537
  20,300 Koninklijke Philips Electronics NV (ADR)................      2,740,500
  92,387 Molex, Inc. ............................................      5,237,188
 353,100 Texas Instruments, Inc. ................................     34,206,562
                                                                    ------------
                                                                      43,405,787
                                                                    ------------

         ENERGY--1.1%
     400 Amerada Hess Corp.......................................         22,700
   1,000 Atlantic Richfield Co...................................         86,500
     200 Burlington Resources, Inc...............................          6,613
   2,000 Chevron Corp............................................        173,250
  95,558 Devon Energy Corp. .....................................      3,141,469
     500 El Paso Energy Corp. ...................................         19,406
   6,992 Exxon Mobil Corp. ......................................        563,293
  52,000 Schlumberger, Ltd. .....................................      2,925,000
     100 Sempra Energy...........................................          1,738
                                                                    ------------
                                                                       6,939,969
                                                                    ------------

         HOTELS & RESTAURANTS--4.4%
 159,400 Marriott International, Inc.............................      5,031,063
 589,900 McDonald's Corp.........................................     23,780,344
                                                                    ------------
                                                                      28,811,407
                                                                    ------------

         INDUSTRIAL PARTS & EQUIPMENT--1.0%
 148,300 Dover Corp. ............................................      6,729,113
                                                                    ------------

         INVESTMENT FIRMS--2.9%
     800 J.P. Morgan & Co., Inc..................................        101,300
 131,555 Morgan Stanley Dean Witter & Co. .......................     18,779,476
                                                                    ------------
                                                                      18,880,776
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         PACKAGING--1.2%
 146,800 Sealed Air Corp.(b).......................................   $7,606,075
                                                                      ----------

         PAPER PRODUCTS--0.0%
     894 International Paper Co....................................       50,455
                                                                      ----------

         PHARMACEUTICALS & HEALTH CARE--4.6%
 314,900 American Home Products Corp...............................   12,418,869
  92,400 Bristol-Myers Squibb Co...................................    5,930,925
     200 IMS Health, Inc...........................................        5,438
   1,500 Johnson & Johnson.........................................      139,688
  35,500 Merck & Co., Inc..........................................    2,380,719
  36,300 Pfizer, Inc...............................................    1,177,481
 128,500 Smithkline Beecham, Plc. (ADR)............................    8,280,219
                                                                      ----------
                                                                      30,333,339
                                                                      ----------

         PROPERTY & CASUALTY INSURANCE--8.9%
 137,838 American International Group, Inc.........................   14,903,734
     328 Berkshire Hathaway, Inc. Class A(b).......................   18,400,800
      27 Berkshire Hathaway, Inc. Class B(b).......................       49,410
  64,500 Chubb Corp................................................    3,632,156
  98,000 Progressive Corp..........................................    7,166,250
 132,150 Transatlantic Holdings, Inc...............................   10,315,959
 130,231 UnumProvident Corp........................................    4,175,531
                                                                      ----------
                                                                      58,643,840
                                                                      ----------

         PUBLISHING--1.7%
  29,900 Dow Jones & Company, Inc..................................    2,033,200
  65,000 Gannett Company, Inc......................................    5,301,562
      20 R.H. Donnelley Corp.......................................          377
  62,900 Tribune Co................................................    3,463,431
                                                                      ----------
                                                                      10,798,570
                                                                      ----------

         REAL ESTATE INVESTMENT TRUSTS--1.3%
  14,200 Centerpoint Properties Trust..............................      509,425
 112,700 Crescent Real Estate Equities Co..........................    2,070,862
  20,600 Equity Residential Properties Trust.......................      879,362
  92,400 General Growth Properties, Inc............................    2,587,200
  30,500 Mack-Cali Realty Corp.....................................      794,906
   5,400 Public Storage, Inc.......................................      122,512
  42,200 Vornado Realty Trust......................................    1,371,500
                                                                      ----------
                                                                       8,335,767
                                                                      ----------

         RETAIL--0.3%
  32,900 Harcourt General, Inc.....................................    1,324,225
  33,293 Neiman Marcus Group, Inc.(b)..............................      896,830
                                                                      ----------
                                                                       2,221,055
                                                                      ----------


                                                                      VALUE
 SHARES                                                             (NOTE 1A)
         SEMICONDUCTORS--2.8%
 146,200 Applied Materials, Inc.(b).............................   $ 18,521,712
                                                                   ------------

         TELECOMMUNICATIONS--3.9%
  16,500 AT & T Corp............................................        837,375
 117,704 Globalstar Telecommunications, Ltd.(b).................      5,178,976
 221,000 Loral Space & Communications, Ltd.(b)..................      5,373,062
  97,000 Motorola, Inc..........................................     14,283,250
     600 SBC Communications, Inc................................         29,250
                                                                   ------------
                                                                     25,701,913
                                                                   ------------

         UTILITIES--ELECTRIC--0.0%
     300 Carolina Power & Light Co..............................          9,131
     300 Duke Energy Corp.......................................         15,037
     200 Edison International...................................          5,237
     200 New England Electric System............................         10,350
     600 Southern Co............................................         14,100
     200 Wisconsin Energy Corp..................................          3,850
                                                                   ------------
                                                                         57,705
                                                                   ------------

         WASTE MANAGEMENT--0.5%
 172,390 Waste Management, Inc..................................      2,962,953
                                                                   ------------
         Total Common Stocks (Identified Cost $433,034,017).....    606,868,981
                                                                   ------------

PREFERRED STOCKS--0.3%

  79,900 General Growth Properties, 7.25%.......................      1,598,000
   5,100 Rouse Co. Series B, $3.00..............................        166,387
   2,000 Vornado Realty Trust, 6.50%............................         93,250
                                                                   ------------
         Total Preferred Stocks (Identified Cost $2,336,107)....      1,857,637
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

SHORT TERM INVESTMENT--7.2%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
 $47,127,000 Repurchase Agreement with State Street Corp. dated
              12/31/1999 at 2.75% to be repurchased at
              $47,137,800 on 1/3/2000, collateralized by
              $48,665,000 Federal National Mortgage
              Association, 5.00% due 1/18/2000 with a value of
              $48,533,605......................................   $ 47,127,000
                                                                  ------------
             Total Short-Term Investments (Identified Cost
              $47,127,000).....................................     47,127,000
                                                                  ------------
             Total Investments--100.0% (Identified Cost
              $482,497,124)(a).................................    655,853,618
             Other assets less liabilities.....................       (254,303)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $655,599,315
                                                                  ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $482,712,858 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all
  investments in which there is an excess of
  value over tax cost                                             $199,734,727
 Aggregate gross unrealized depreciation for all
  investments in which there is an excess of
  tax cost over value..........................................    (26,593,967)
                                                                  ------------
 Net unrealized appreciation...................................   $173,140,760
                                                                  ============

(b)  Non-income producing security.

Key to Abbreviations:
  ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
        (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
  CAD-- Security is denominated in Canadian Dollars.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value...................................           $655,853,618
 Cash...................................................                  1,995
 Receivable for:
 Fund shares sold.......................................              1,468,035
 Dividends and interest.................................                416,230
 Foreign taxes..........................................                    361
                                                                   ------------
  Total Assets..........................................            657,740,239
LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $697,453
 Securities purchased...................................   997,237
 Withholding taxes......................................     3,214
 Accrued expenses:
 Management fees........................................   399,154
 Deferred trustees fees.................................    11,031
 Other expenses.........................................    32,835
                                                          --------
 Total Liabilities......................................              2,140,924
                                                                   ------------
NET ASSETS..............................................           $655,599,315
                                                                   ============
 Net assets consist of:
 Capital paid in........................................           $484,193,489
 Undistributed net investment income....................                141,370
 Accumulated net realized gains (losses)................             (2,092,058)
 Unrealized appreciation (depreciation) on investments
  and foreign currency..................................            173,356,514
                                                                   ------------
NET ASSETS..............................................           $655,599,315
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($655,599,315 divided by 24,585,395 shares of
 beneficial interest)...................................           $      26.67
                                                                   ------------
Identified cost of investments..........................           $482,497,124
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.........................................              $ 5,942,479(a)
 Interest..........................................                1,334,159
                                                                 -----------
                                                                   7,276,638
EXPENSES
 Management fees...................................  $4,032,970
 Trustees' fees and expenses.......................      25,192
 Custodian.........................................      90,535
 Audit and tax services............................      18,003
 Legal.............................................      31,041
 Printing..........................................     119,689
 Amortization of organization expense..............       1,670
 Insurance.........................................      10,852
 Miscellaneous.....................................      10,115
                                                     ----------
 Total Expenses....................................                4,340,067
                                                                 -----------
NET INVESTMENT INCOME..............................                2,936,571
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net..................................   4,916,013
 Foreign currency transactions--net................         (23)   4,915,990
                                                     ----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................  78,394,742
 Foreign currency translation--net.................         (58)  78,394,684
                                                     ----------  -----------
Net gain (loss)....................................               83,310,674
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................              $86,247,245
                                                                 ===========

(a)  Net of foreign taxes of $34,700.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,936,571  $  2,965,810
 Net realized gain (loss)..........................    4,915,990    11,066,435
 Unrealized appreciation (depreciation)............   78,394,684    35,305,436
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   86,247,245    49,337,681
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................   (2,768,802)   (2,955,699)
 Net realized gain.................................   (7,489,451)   (8,942,796)
 In excess of realized gain .......................   (2,132,319)            0
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (12,390,572)  (11,898,495)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  256,605,757   198,875,194
 Reinvestment of distributions.....................   12,390,572    11,898,495
 Cost of shares redeemed........................... (127,604,594)  (88,310,045)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  141,391,735   122,463,644
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  215,248,408   159,902,830
NET ASSETS
 Beginning of the year.............................  440,350,907   280,448,077
                                                    ------------  ------------
 End of the year................................... $655,599,315  $440,350,907
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $    141,370  $     12,192
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................   10,192,408     9,098,582
 Issued in reinvestment of distributions...........      471,756       515,015
 Redeemed..........................................   (5,101,465)   (4,074,457)
                                                    ------------  ------------
 Net Change........................................    5,562,699     5,539,140
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
                               --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year........................  $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                               --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income.......      0.12      0.16      0.18      0.13     0.10
 Net Realized and Unrealized
  Gain (Loss) on Investments.      3.93      2.84      5.20      3.26     3.68
                               --------  --------  --------  --------  -------
 Total From Investment
  operations.................      4.05      3.00      5.38      3.39     3.78
                               --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income..........     (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
 Distributions From Net
  Realized Capital Gains.....     (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
 Distribution in excess of
  Net Realized Capital Gain .     (0.09)     0.00      0.00      0.00     0.00
                               --------  --------  --------  --------  -------
 Total Distributions.........     (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                               --------  --------  --------  --------  -------
Net Asset Value, End of Year.  $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                               ========  ========  ========  ========  =======
TOTAL RETURN (%).............      17.5      14.4      33.5      25.8     39.3
Ratio of Operating Expenses
 to Average Net Assets (%)...      0.81      0.83      0.90      0.90     0.90
Ratio of Net Investment
 Income to Average Net Assets
 (%).........................      0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate (%)..        22        25        17        18       20
Net Assets, End of Year
 (000).......................  $655,599  $440,351  $280,448  $108,189  $35,045
The Ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement described in Note
 4 to the Financial
 Statements would have been
 (%).........................       --        --       0.90      0.96     1.51

                See accompanying notes to financial statements.

GOLDMAN SACHS MIDCAP VALUE SERIES
PORTFOLIO MANAGERS: EILEEN ROMINGER; EILEEN A. APTMAN; MATTHEW B. MCLENNON & KARMA WILSON
GOLDMAN SACHS ASSET MANAGEMENT

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. For the year ending December 31, 1999, the Goldman Sachs Midcap Value Series ("Series") returned 0.3%, under-performing the Russell Midcap Index/22/ return of 18.2% over the same time period, but outperforming the Russell Midcap Value Index return of -0.1%. The average return of all funds within the Lipper Vari-able Products Midcap Fund/14/ universe was 44.5%.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS?

A. 1999 ended on a positive note, as interest rate concerns dissipated and Y2K-related liquidity fears proved unsubstantiated and the marketplace evaded any actual trading volume declines or grand-scale increases in cash levels. During the year, restrained inflation, solid growth in corporate profits, and gains by a few lead sectors drove U.S. indexes to record levels; the S&P 500 Index, Rus-sell Midcap Index and Russell 2000 Index gained 21.0%, 18.2% and 21.3%, respec-tively. These gains, while substantial, were primarily driven by a narrow band of technology and telecommunications stocks.

Across all capitalization ranges, the disparity between growth and value in-vestment styles continued to be extremely wide, with the Russell Midcap Value Index underperforming the Russell Midcap Growth Index by 51.4% for the year (- 0.1% versus +51.3%).

Q: WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Effective December 1 and going forward, we have implemented a benchmark change for the Series, and we will be reporting and evaluating our risk profile against the Russell Midcap Value Index. We believe that over a complete busi-ness cycle, either a growth or value style will offer competitive returns within the mid-cap market. Over shorter time periods, however, we believe it is important to view our performance versus a value benchmark such as the Russell Midcap Value Index, for it more accurately captures our style of investing and the universe in which we search for investment ideas.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. Positive stock selection helped performance among electric utilities, steel, electric equipment and banks. Specifically, within the utilities industry, CMP Group Inc. (1.6% of the total Series) sold its generation assets, boasted at-tractive cash reserves and became the acquisition target of Energy East Corp. Steel producer Ispat International (1.3% of the total Series) also drove posi-tive performance. Ispat International is an extremely well-managed steel com-pany that has grown primarily through acquisitions of poorly managed assets at discounted prices over time. As it revamps these facilities and assets, Ispat International takes its place at the low end of the cost curve and earns a strong return on equity. In electric equipment, Vishay Intertechnology, Inc. (1.3% of the total Series) was the biggest contributor to positive performance. Electronic component maker Vishay benefited from improved supply and demand dy-namics for the semiconductor equipment industry. Finally, among banks, Republic New York Corp. (2.1% of the total Series), acquisition target of HSBC and Unionbancal Corp. (1.2% of the total Series) were our top performers, leading our investments to outperform the benchmark bank holdings.

On an industry level, detractors from performance included our tobacco posi-tion, which suffered due to litigation concerns. We have reduced this over-weight. On a relative basis, our underweights in highly valued industries such as wireless communications and computer software hurt the portfolio, as these industry groups both rose more than one hundred percent in the year. Several specific stocks also detracted from performance; fundamental deterioration led us to sell apparel company Fruit of The Loom, Inc., auto parts supplier Feder-al- Mogul Corp., and InaCom Corp., which was hampered by poor management deci-sions after its acquisition of Vanstar. We also sold our position in Healthsouth Corp. While some of our health care and hospital holdings suffered due to concerns over reimbursement policies, several holdings benefited. For example, Health Management Associates was one of our best performers for the year; HMA rebounded as investor focus shifted from reimbursement concerns to the company's solid management track record and growth prospects.) We remain invested in Bergen Brunswig Corp. (1.1% of the total Series), which fell due to challenges integrating recently acquired operations; the company is re-structuring management and working to reduce costs associated with the acqui-sition. In addition, its core drug distribution business is experiencing strong revenue growth. The company has rebounded in early 2000.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. Over the last four months, under new management, we have taken additional steps in terms of personnel, investment strategy, and portfolio construction to position the products appropriately relative to shareholder expectations. We have implemented a more robust, quality-oriented value investment philosophy. The basic tenets of this philosophy are that 1) quality of business is the first criterion for selecting investments; 2) low cost alone seems an inadequate investment thesis; 3) we must acknowledge long-term changes in our economy driven by technology and information-based tools; and
4) a long-term approach to value will help us meet client objectives.

     A $10,000 Investment Compared to the S&P 500 and Russell Midcap Index
                          Since the Series' Inception

                                    [GRAPH]

               Midcap Value        Russell Midcap      S&P 500

 4/30/93          10,000              10,000           10,000
12/31/93          11,474              11,136           10,812
12/31/94          11,437              10,903           10,951
12/31/95          14,909              14,659           15,056
12/31/96          17,534              17,444           18,531
12/31/97          20,571              22,505           24,689
12/31/98          19,447              24,777           31,787
12/31/99          19,515              29,294           38,455

Average Annual Total Return

                                                        Lipper Variable
                                 Russell                  Midcap Fund
                 Midcap Value     Midcap       S&P 500      Average

         1 year      0.3%         18.2%         21.0%        44.5%
        3 years      3.6          18.9          27.6         27.4
        5 years     11.3          21.9          28.6         23.0
Since Inception     10.6          17.5          22.4          n/a

[checkmark] FUND FACTS

GOAL: Long-term capital appreciation.
START DATE: April 30, 1993
SIZE: $109 million as of December 31, 1999
MANAGERS: Eileen Rominger, Eileen A. Aptman, Matthew B. McLennan and Karma Wilson. Msses. Aptman and Wilson and Mr. McLennan are Vice Presidents of Goldman Sachs and have managed the Goldman Sachs Midcap Value Series since September 1998. Ms. Rominger has managed the Series since November 1999.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--96.8% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--1.6%
  31,700 Northrop Grumman Corp...................................   $  1,713,781
                                                                    ------------
         AUTO SUPPLIERS--1.2%
  39,700 AutoZone, Inc.(b).......................................      1,282,806
                                                                    ------------
         BANKS--9.5%
  26,900 Comerica, Inc...........................................      1,255,894
  46,100 GreenPoint Financial Corp...............................      1,097,756
 167,300 Pacific Century Financial Corp..........................      3,126,419
  31,700 Republic New York Corp..................................      2,282,400
 181,100 Sovereign Bancorp, Inc..................................      1,349,761
  32,100 UnionBanCal Corp........................................      1,265,944
                                                                    ------------
                                                                      10,378,174
                                                                    ------------
         BUSINESS SERVICES--0.5%
  17,500 Dun & Bradstreet Corp...................................        516,250
                                                                    ------------
         COMMERCIAL PRODUCTS--2.2%
  44,700 Herman Miller, Inc......................................      1,028,100
 106,800 UNOVA, Inc.(b)..........................................      1,388,400
                                                                    ------------
                                                                       2,416,500
                                                                    ------------
         COMMERCIAL SERVICES--0.9%
  71,600 Modis Professional Services, Inc.(b)....................      1,020,300
                                                                    ------------
         COMMODITY CHEMICALS--4.4%
  76,000 IMC Global, Inc. .......................................      1,244,500
 107,300 Millennium Chemicals, Inc...............................      2,119,175
  30,600 Potash Corporation of Saskatchewan,                           1,474,538
           Inc. .................................................
                                                                    ------------
                                                                       4,838,213
                                                                    ------------
         COMPUTER SOFTWARE & SERVICES--1.0%
  86,500 Mentor Graphics Corp.(b)................................      1,140,719
                                                                    ------------
         DEPARTMENT STORES--2.1%
  49,700 Dillard's, Inc. ........................................      1,003,319
  24,600 Federated Department Stores, Inc.(b)....................      1,243,838
                                                                    ------------
                                                                       2,247,157
                                                                    ------------
         ELECTRIC UTILITIES--11.2%
  61,900 CMP Group, Inc. ........................................      1,706,119
  39,800 DTE Energy Co. .........................................      1,248,725
  48,900 Entergy Corp. ..........................................      1,259,175
  13,200 FPL Group, Inc. ........................................        565,125
  46,400 LG&E Energy Corp. ......................................        809,100
  98,700 Northeast Utilities.....................................      2,029,519
 126,100 Public Service Company of New Mexico....................      2,049,125
  64,000 SCANA Corp..............................................      1,720,000
  26,600 Unicom Corp. ...........................................        891,100
                                                                    ------------
                                                                      12,277,988
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ENERGY--2.4%
  47,100 Tosco Corp..............................................   $  1,280,531
  67,100 Valero Energy Corp......................................      1,333,612
                                                                    ------------
                                                                       2,614,143
                                                                    ------------


         ENVIRONMENTAL SERVICES--1.3%
  97,300 Republic Services, Inc.(b)..............................      1,398,687
                                                                    ------------
         FOOD & BEVERAGES--2.5%
 114,770 Archer Daniels Midland Co...............................      1,398,759
  46,300 International Home Foods, Inc.(b).......................        804,462
  44,600 Nabisco Group Holdings Corp.............................        473,875
                                                                    ------------
                                                                       2,677,096
                                                                    ------------
         FOREST PRODUCTS--0.9%
  40,800 Georgia-Pacific Corp.(b)................................      1,004,700
                                                                    ------------
         HEALTHCARE MANAGEMENT--8.0%
  39,200 Aetna, Inc. ............................................      2,187,850
 125,100 HCR Manor Care, Inc.(b).................................      2,001,600
 143,500 Health Management Associates, Inc.(b)...................      1,919,313
  32,300 Quest Diagnostics, Inc.(b)..............................        987,169
  69,000 Tenet Healthcare Corp.(b)...............................      1,621,500
                                                                    ------------
                                                                       8,717,432
                                                                    ------------
         INDUSTRIAL PARTS & MACHINERY--1.5%
 125,400 AGCO Corp. .............................................      1,685,063
                                                                    ------------
         INSURANCE BROKERS & OTHER
          INSURANCE--4.7%
  20,400 Loews Corp..............................................      1,238,025
 119,100 Old Republic International Corp.........................      1,622,738
  18,900 Radian Group, Inc.......................................        902,475
  26,000 XL Capital, Ltd. .......................................      1,348,750
                                                                    ------------
                                                                       5,111,988
                                                                    ------------
         INVESTMENT BROKERS &
          MANAGERS--3.3%
  49,070 Bear Stearns Companies, Inc.............................      2,097,743
  59,434 Waddell & Reed Financial, Inc...........................      1,493,279
                                                                    ------------
                                                                       3,591,022
                                                                    ------------
         MEDIA CONTENT--3.8%
  61,800 A.H. Belo Corp..........................................      1,178,063
  36,800 Media General, Inc......................................      1,913,600
  16,600 Times Mirror Co. .......................................      1,112,200
                                                                    ------------
                                                                       4,203,863
                                                                    ------------
         METALS & MINING--1.5%
  12,000 Parker Hannifin Corp....................................        615,750
  14,900 Phelps Dodge Corp.......................................      1,000,163
                                                                    ------------
                                                                       1,615,913
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         OIL & GAS--0.7%
  11,000 Helmerich & Payne, Inc..................................   $    239,937
  44,400 Union Pacific Resources Group, Inc......................        566,100
                                                                    ------------
                                                                         806,037
                                                                    ------------
         PHARMACEUTICALS--1.1%
 144,200 Bergen Brunswig Corp....................................      1,198,663
                                                                    ------------
         PRINTING--0.7%
  31,000 R.R. Donnelley & Sons Co................................        769,188
                                                                    ------------
         PROPERTY & CASUALTY INSURANCE--1.7%
  81,000 Everest Reinsurance Holdings, Inc.......................      1,807,313
                                                                    ------------
         RAILROADS--1.1%
  58,100 Canadian Pacific, Ltd...................................      1,252,781
                                                                    ------------
         REAL ESTATE--1.3%
  82,300 TrizecHahn Corp.........................................      1,388,812
                                                                    ------------
         REAL ESTATE INVESTMENT TRUSTS--3.8%
  14,400 AvalonBay Communities, Inc..............................        494,100
  39,900 Equity Office Properties Trust..........................        982,537
  22,600 Equity Residential Properties Trust.....................        964,737
  28,700 Public Storage, Inc.....................................        651,131
  29,300 Spieker Properties, Inc.................................      1,067,619
                                                                    ------------
                                                                       4,160,124
                                                                    ------------
         RESTAURANTS & HOTELS--3.1%
 129,300 CBRL Group, Inc.........................................      1,254,614
  91,700 Starwood Hotels & Resorts Worldwide, Inc................      2,154,950
                                                                    ------------
                                                                       3,409,564
                                                                    ------------
         RETAIL--3.5%
 104,300 Ingram Micro, Inc.(b)...................................      1,368,937
  93,400 Reebok International, Ltd.(b)...........................        764,712
  93,100 Ross Stores, Inc........................................      1,669,981
                                                                    ------------
                                                                       3,803,630
                                                                    ------------
         SEMICONDUCTORS--5.1%
  42,500 Avnet, Inc. ............................................      2,571,250
  58,000 Tech Data Corp.(b)......................................      1,573,250
  45,156 Vishay Intertechnology, Inc.(b).........................      1,428,058
                                                                    ------------
                                                                       5,572,558
                                                                    ------------
         STEEL--4.9%
  62,984 AK Steel Holding Corp...................................      1,188,823
  86,300 Ispat International N.V.................................      1,391,587
 156,100 UCAR International, Inc.(b).............................      2,780,531
                                                                    ------------
                                                                       5,360,941
                                                                    ------------

                                            VALUE
   SHARES                                 (NOTE 1A)

             SUPERMARKETS--1.2%
     132,400 Fleming Companies, Inc...   $  1,357,100
                                         ------------
             TOBACCO--2.3%
      51,466 R.J. Reynolds Tobacco
              Holdings, Inc...........        907,088
      64,100 UST, Inc.................      1,614,519
                                         ------------
                                            2,521,607
                                         ------------
             TRANSPORTATION--
              AIRFREIGHT,
              TRUCK & OTHER--1.8%
      23,200 CNF Transportation, Inc..        800,400
      34,500 Ryder System, Inc........        843,094
       8,700 Tidewater, Inc...........        313,200
                                         ------------
                                            1,956,694
                                         ------------
             Total Common Stocks
              (Identified Cost
              $111,460,168)...........    105,816,807
                                         ------------

SHORT-TERM INVESTMENT--1.7%

    FACE
   AMOUNT

  $1,881,000 Repurchase Agreement with
              State Street Corp. dated
              12/31/1999 at 2.8% to be
              repurchased at
              $1,881,439 on 1/3/2000,
              collateralized by
              $2,045,000 U.S. Treasury
              Bonds, 6.000% due
              2/15/26 with a value of
              $1,919,744..............      1,881,000
                                         ------------
             Total Short-Term
              Investments
              (Identified Cost
              $1,881,000)...............    1,881,000
                                         ------------
             Total Investments--98.5%
              (Identified Cost
              $113,341,168)(a)..........  107,697,807
             Other assets less
              liabilities...............    1,582,101
                                         ------------
             TOTAL NET ASSETS--100%..... $109,279,908
                                         ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized depreciation on investments based on cost of $113,938,198 for federal income tax purposes was as follows:

 Aggregate gross unrealized
  appreciation for all investments
  in which there is an excess of
  value over tax cost..................  $  5,955,899
 Aggregate gross unrealized
  depreciation for all investments
  in which there is an excess of
  tax cost over value..................   (12,196,290)
                                         ------------
 Net unrealized depreciation...........  $ (6,240,391)
                                         ============

  For Federal income tax purposes, the Series has a capital loss carryforward at December 31, 1999 of approximately $4,979,000 which will expire in 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

(b) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value.................................             $107,697,807
 Cash.................................................                       77
 Receivable for:
 Securities sold......................................                5,718,065
 Fund shares sold.....................................                  290,020
 Dividends and interest...............................                  201,767
 Foreign taxes........................................                    1,691
                                                                   ------------
                                                                    113,909,427
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $  259,590
 Securities purchased.................................   4,274,061
 Withholding taxes....................................         825
 Accrued expenses:
 Management fees......................................      68,196
 Deferred trustees fees...............................       6,015
 Other expenses.......................................      20,832
                                                        ----------
                                                                      4,629,519
                                                                   ------------
NET ASSETS............................................             $109,279,908
                                                                   ============
 Net Assets consist of:
 Capital paid in......................................             $123,022,642
 Overdistributed net investment income................                   (2,588)
 Accumulated net realized gains (losses)..............               (8,096,785)
 Unrealized appreciation (depreciation) on
  investments.........................................               (5,643,361)
                                                                   ------------
NET ASSETS............................................             $109,279,908
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($109,279,908 divided by 897,879 shares of beneficial
 interest)............................................             $     121.71
                                                                   ============
Identified cost of investments........................             $113,341,168
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.........................................               $1,700,319(a)
 Interest..........................................                  485,960
                                                                  ----------
                                                                   2,186,279
EXPENSES
 Management fees...................................  $   834,843
 Deferred expense reimbursement....................        4,535
 Trustees' fees and expenses.......................       11,571
 Custodian.........................................       60,822
 Audit and tax services............................       11,177
 Legal.............................................        6,817
 Printing..........................................       44,904
 Insurance.........................................        2,467
 Miscellaneous.....................................        3,315
                                                     -----------
  Total expenses...................................                  980,451
                                                                  ----------
NET INVESTMENT INCOME..............................                1,205,828
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net..................................   (8,040,878)
 Options--net......................................      122,746  (7,918,132)
                                                     -----------
 Unrealized appreciation (depreciation) on:
 Investments--net..................................                6,689,577
                                                                  ----------
Net gain (loss)....................................               (1,228,555)
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................                 ($22,727)
                                                                  ==========

(a)Net of foreign taxes of $10,172

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(GOLDMAN SACHS MIDCAP VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1999          1998
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................. $  1,205,828  $    773,045
 Net realized gain (loss)...........................   (7,918,132)   24,005,683
 Unrealized appreciation (depreciation).............    6,689,577   (31,637,944)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..      (22,727)   (6,859,216)
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income..............................   (1,205,828)     (774,037)
 In excess of net investment income.................     (155,136)            0
 Net realized gain..................................            0   (25,623,971)
 In excess of net realized gain.....................            0      (178,608)
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS................................   (1,360,964)  (26,576,616)
                                                     ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares.......................   40,923,689    39,367,155
 Reinvestment of distributions......................    1,360,964    26,576,616
 Cost of shares redeemed............................  (44,618,082)  (34,127,490)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS................................   (2,333,429)   31,816,281
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS............   (3,717,120)   (1,619,551)
NET ASSETS
 Beginning of the year..............................  112,997,028   114,616,579
                                                     ------------  ------------
 End of the year.................................... $109,279,908  $112,997,028
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year.................................... $     (2,588) $       (992)
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.....................      322,118       235,104
 Issued in reinvestment of distributions............       11,333       219,133
 Redeemed...........................................     (355,388)     (206,302)
                                                     ------------  ------------
 Net Change.........................................      (21,937)      247,935
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1999      1998      1997     1996     1995
                                 --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year..........................  $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                                 --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income.........      1.36      1.09      0.00     0.11     0.42
 Net Realized and Unrealized
  Gain (Loss) on Investments...     (0.97)   (11.41)    27.12    24.88    33.80
                                 --------  --------  --------  -------  -------
 Total From Investment
  operations...................      0.39    (10.32)    27.12    24.99    34.22
                                 --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income............     (1.36)    (1.09)     0.00    (0.13)   (0.40)
 Distributions in excess of
  net investment income........     (0.17)     0.00      0.00     0.00     0.00
 Distributions From Net
  Realized Capital Gains.......      0.00    (36.08)   (14.41)   (9.42)   (4.15)
 Distributions in Excess of
  Net Realized Capital Gains...      0.00     (0.25)     0.00     0.00     0.00
                                 --------  --------  --------  -------  -------
 Total Distributions...........     (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                                 --------  --------  --------  -------  -------
Net Asset Value, End of Year...  $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                                 ========  ========  ========  =======  =======
Total Return (%)...............       0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating Expenses to
 Average Net Assets (%)........      0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%).....      1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate (%)....       119       171        49       65       58
Net Assets, End of Year (000)..  $109,280  $112,997  $114,617  $82,667  $48,832
The Ratios of operating
 expenses to average net
 assets without giving effect
 to the voluntary expense
 agreement described in Note 4
 to the Financial Statements
 would have been (%)...........        --      0.90      0.86     0.92     1.06

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP SERIES
LEAD PORTFOLIO MANAGERS (PICTURED): CHRIS R. ELY AND JEFFREY C. PETHERICK PORTFOLIO MANAGERS: MARY C. CHAMPAGNE, PHILIP C. FINE AND DAVID L. SMITH LOOMIS, SAYLES & COMPANY, L.P. (A)

(photos of Jeffrey Petherick and Chris Ely appear here)

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. In May 1999, the Loomis Sayles Small Cap Series changed its investment strategy to include both a growth and value investing style. The Series bene-fited from this shift as growth stocks exhibited strong performance, particu-larly in the 4th quarter.

For the 4th quarter, both sides performed well compared to their style benchmarks leading to a 29.2% quarterly return for the overall fund. For the full year ending December 31, 1999, the fund was up 31.8%, which compares favorably to the Russell 2000 Small Cap Index/23/ return of 21.3%. The 38.4% average return of the Lipper Variable Products Small Cap Fund/15/ was skewed higher because of a few technology laden funds with very high returns. The Median return for the same group was only 28.0%.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. The 4th quarter provided a fitting finale to an unusual 1999 in which major market indexes posted double digit returns, while on the New York Stock ex-change there were nearly twice as many losing issues as gainers for the year. Perhaps more remarkable is that a strategy of buying the 200 companies in the Russell 2000 index with the highest reported losses would have out-performed the index by a wide margin. It was also a year in which growth out-performed value in the small cap arena by more than 40 percentage points. The market sus-tained this overwhelming preference for growth despite developments that his-torically have suggested better relative performance by many of the value sec-tors and industries. These included a sequence of three discount rate hikes by the Federal Reserve, accelerating economic growth on a global basis, an up-tick in inflation, and the resumption of solid earnings comparisons in the second half. Nonetheless, investors discounted or ignored these factors, instead fo-cusing on the low absolute rate of inflation and a belief that the burgeoning Internet, Telecommunications, and Biotechnology markets afforded several years of earnings hyper-growth. In sum, the market in 1999 was unprecedented both for the spectacular returns afforded certain sectors, its departure from historical valuation norms, and the narrowness of its breadth.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. In a difficult environment for the value portion of the Series, we did not change our investment strategy but did attempt to recognize the dynamic forces in the economy and the market that have resulted in the unusual results noted above. While maintaining our discipline of focusing on key value attributes and the catalysts necessary for superior share price performance, we identified ways to participate in broader market trends that were consistent with our in-vestment process. In particular, we were able to enjoy some success in the software and computer services industry, semiconductors and electronic compo-nents, certain basic materials stocks, and in the energy sector.

In 1999's strong environment for growth stocks, the growth portion of the Se-ries maintained significant investments in a variety of technology issues in-cluding telecommunications equipment, electronics, and software. This over-weight position has been maintained since the growth portion was introduced on May 1, 1999.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. The value portion of the Series lagged the Russell 2000 Index due to a his-toric disparity in the performance of growth sectors and industries compared to value sectors and industries. In the 4th quarter alone, the Russell 2000 Growth Index appreciated 33.4%, more than 30 full percentage points better than the value index. A major a driver of returns in 1999 was technology, which in the Russell 2000 Index was up more than 100% for the year. However, the tech or "new economy" phenomenon also impacted returns in other Russell sectors. For example, both utilities and producer durables generated strong returns in 1999, virtually entirely on the strength of Competitive Local Exchange Carriers (CLECs) and wireless stocks in the first case, and semiconductor equipment in the latter. The technology exposure within the value segment was up more than 90%. It was its best performing sector for the year on an absolute basis, fol-lowed by energy and materials and processing materials and
74
processing was the best performing sector in the value segment for the year on a relative basis. The worst absolute performance on the value side came in consumer staples and health care, while on a relative basis the poorest per-forming sectors were health care and producer durables. Among the most effec-tive investment decisions for the value segment was stock selection in the ma-terials and processing sector, maintaining a modestly over-weight position in energy, and increasing exposure to computer software and services late in the year. Hurting performance, our stock selection process discipline resulted in under-weight positions in strong performing groups such as Internet-related companies and telecommunications equipment and components. Otherwise, perfor-mance was also hurt by an over-weight position in consumer staples and health care.

For the growth portion, its overweight position in technology issues was the principal factor for its strong performance in 1999. Despite some significant volatility, particularly in the second and third quarters, our focus on a broad array of high quality, small cap tech issues proved to be an effective strategy. The growth portion's performance was also aided by the addition of several biotech stocks, which began to capture investor interest as the year drew to a close. The poorest performing sectors included financial services, due in large measure to rising interest rates, and retail, a surprise to us given the strong economy and high levels of employment.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO WAY YOU MANAGE YOUR PORTFOLIO?

A. On the value side, we anticipate no changes to our overall investment strategy or to our stock selection process. We continue to believe that atten-tion to fundamental business analysis and attractive valuation metrics is the best way to deliver superior results. In 1999, the market sustained an over-whelming preference for growth despite developments, such as rising interest rates, an up-tick in inflation, and accelerating economic activity that have historically suggested better performance by value sectors and industries. The new year begins with that environment intact, and with valuations for the growth sectors that are less attractive than a year ago. Over the next six months, we expect a gradual adjustment in market valuations that will be more favorable to a value-oriented investment style and stock selection process.

On the growth side, given the strong finish to 1999 and the uncertainties sur-rounding Fed policy, the pace of economic growth, the outcome of the Presiden-tial election, and unprecedented valuation levels, we would expect to experi-ence volatility in small cap growth stock returns. While we recognize these risks, we also believe this volatility will create opportunities to add to po-sitions of rapidly growing companies at attractive prices. We also believe that there will be a better balance between growth and value stocks in 2000. A broadening of the small cap stock market would be a welcome and healthy event, allowing small cap stocks to continue to outperform large cap issues in 2000.

            A $10,000 Investment compared to the Russell 2000 Index
                          since the Series' Inception

                                   [CHART]

                            Loomis Sayles
                           Small Cap Series              Russell 2000

             5/2/94             10,000                      10,000
            12/31/94             9,676                      10,027
            12/31/95            12,467                      12,879
            12/31/96            16,292                      15,004
            12/31/97            20,342                      18,359
            12/31/98            19,995                      17,892
            12/31/99            26,347                      21,695

Average Annual Return

                   Small Cap                Lipper Variable Small
                    Series    Russell 2000   Company Fund Average

         1 year      31.8%        21.3%             38.4%
        3 years      17.4         13.1              18.9
        5 years      22.2         16.7              21.1
Since Inception      18.6         14.7               n/a

[CHECKMARK]  FUND FACTS

GOAL: Long-term capital growth from investment in common stocks or their equivalents.

START DATE: May 2, 1994

SIZE: $322 million as of December 31, 1999

MANAGERS: Chris Ely, Jeffrey Petherick, Mary Champagne, Philip Fine and David Smith. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Fund in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sayles in 1990. Ms. Champagne joined Loomis Sayles in 1993. Mr. Ely, Mr. Fine, and Mr. Smith began co-managing The Series in April 1999. Mr. Ely has also managed the Loomis Sayles portion of the New England Star Small Cap Fund since December 1996. He also manages the Loomis Sayles Aggressive Fund and the Loomis Sayles Small Cap Growth Fund, series of the Loomis Sayles Funds, and the Loomis Sayles Small Company Growth Fund, a series of Loomis Sayles investment Trust. Mr. Ely joined Loomis Sayles in 1996.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

(a) Joseph R. Gatz has replaced Jeffrey C. Petherick as a lead Portfolio Man-ager of the Series and Dawn Alston Paige has replaced Mary C. Champagne as a Portfolio Manager of the Series.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Port-folio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors.

Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--95.0% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        AEROSPACE/DEFENSE--0.5%
 12,500 Alliant Techsystems, Inc.(b)...............................   $  778,906
 29,300 Newport News Shipbuilding, Inc.............................      805,750
                                                                      ----------
                                                                       1,584,656
                                                                      ----------
        AUTO & RELATED--0.3%
 21,800 Oshkosh Truck Corp.........................................      639,012
 27,900 Tower Automotive, Inc.(b)..................................      430,706
                                                                      ----------
                                                                       1,069,718
                                                                      ----------
        BANKS & THRIFTS--2.6%
 36,600 Bay View Capital Corp......................................      519,263
 24,000 Chittenden Corp............................................      711,000
 28,000 City National Corp. .......................................      922,250
 46,900 Colonial BancGroup, Inc....................................      486,588
 11,900 Commerce Bancorp, Inc......................................      481,206
 39,012 Commercial Federal Corp....................................      694,901
 35,500 Community First Bankshares, Inc............................      559,125
 14,100 First Midwest Bancorp, Inc.................................      373,650
 26,900 FirstMerit Corp............................................      618,700
 36,290 Hudson United Bancorp......................................      927,663
 47,100 Local Financial Corp.(b)...................................      488,662
 70,400 Staten Island Bancorp, Inc.................................    1,267,200
  7,200 Wilmington Trust Corp......................................      347,400
                                                                      ----------
                                                                       8,397,608
                                                                      ----------
        BEVERAGES--0.2%
 33,900 The Pepsi Bottling Group, Inc..............................      561,469
                                                                      ----------
        BROADCAST--T.V./RADIO/CABLE--6.1%
 38,700 ACME Communications, Inc.(b)...............................    1,286,775
 56,200 Citadel Communications Corp.(b)............................    3,645,975
 72,900 Cumulus Media, Inc.(b).....................................    3,699,675
 42,700 Entercom Communications Corp.(b)...........................    2,818,200
 25,800 Radio One, Inc.(b).........................................    2,373,600
 50,800 Radio Unica Communications Corp.(b)........................    1,466,850
 59,200 Westwood One, Inc.(b)......................................    4,499,200
                                                                      ----------
                                                                      19,790,275
                                                                      ----------
        BUILDING & RELATED--0.3%
 39,600 Furniture Brands International, Inc.(b)....................      871,200
                                                                      ----------
        CHEMICALS--SPECIALTY--1.6%
 31,900 CUNO, Inc.(b)..............................................      660,430
 33,700 Cytec Industries, Inc.(b)..................................      779,313
 14,200 Dexter Corp................................................      564,450
 28,100 Ferro Corp.................................................      618,200
 12,800 Great Lakes Chemical Corp..................................      488,800

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         CHEMICALS--SPECIALTY--(CONTINUED)
  26,600 Olin Corp.................................................   $  527,012
  24,900 OM Group, Inc.............................................      857,494
  12,100 The Scotts Co.(b).........................................      487,025
                                                                      ----------
                                                                       4,982,724
                                                                      ----------
         COMMUNICATIONS EQUIPMENT--11.8%
  14,100 Ditech Communications Corp.(b)............................    1,318,350
  14,700 DSL.net, Inc.(b)..........................................      212,231
  17,700 Finisar Corp.(b)..........................................    1,590,788
   6,600 Foundry Networks(TM), Inc.(b).............................    1,991,138
  40,500 Inter-Tel, Inc............................................    1,012,500
  21,500 Optical Coating Laboratory, Inc...........................    6,364,000
  34,800 Packeteer, Inc.(b)........................................    2,470,800
  83,800 PairGain Technologies, Inc.(b)............................    1,188,912
 106,300 P-Com Inc.(b).............................................      940,091
  59,600 Polycom(R) Inc.(b)........................................    3,795,775
  39,400 Powerwave Technologies, Inc.(b)...........................    2,299,975
  66,400 Sawtek, Inc.(b)...........................................    4,419,750
  31,050 SDL, Inc.(b)..............................................    6,768,900
  38,900 Tekelec(b)................................................      875,250
  14,800 VeriSign, Inc.(b).........................................    2,825,875
                                                                      ----------
                                                                      38,074,335
                                                                      ----------
         COMPUTERS--HARDWARE--0.6%
  12,500 CacheFlow(R), Inc.(b).....................................    1,633,594
  20,100 Hutchinson Technology, Inc.(b)............................      427,125
                                                                      ----------
                                                                       2,060,719
                                                                      ----------
         COMPUTERS--SOFTWARE/SERVICES--11.6%
  55,100 Acclaim Entertainment, Inc.(b)............................      282,388
  11,000 Ask Jeeves, Inc.(b).......................................    1,242,313
  27,600 Breakaway Solutions, Inc.(b)..............................    2,014,800
  24,350 Clarify, Inc.(b)..........................................    3,068,100
  23,400 Complete Busines Solutions, Inc.(b).......................      587,925
  23,100 Computer Horizons Corp.(b)................................      373,931
  22,100 Cysive, Inc.(b)...........................................    1,592,581
  28,200 Davox Corp.(b)............................................      553,425
 117,875 Dendrite International, Inc.(b)...........................    3,993,016
   9,300 E.piphany, Inc.(b)........................................    2,075,063
  42,500 FileNET Corp.(b)..........................................    1,083,750
  34,500 Hyperion Solutions Corp.(b)...............................    1,500,750
  77,800 Informix(R) Corp.(b)......................................      889,838
  29,600 J.D. Edwards & Company(b).................................      884,300
  50,300 Macromedia, Inc.(b).......................................    3,678,187
   8,400 Manugistics Group, Inc.(b)................................      271,425
  47,600 Mercury Interactive Corp.(b)..............................    5,137,825
  35,200 Netegrity, Inc.(b)........................................    2,004,200
  38,900 NOVA Corp.(b).............................................    1,227,781
  16,400 Policy Management Systems Corp.(b)........................      419,225
  37,300 Sanchez Computer Associates, Inc.(b)......................    1,536,294
   7,900 Segue Software, Inc.(b)...................................      197,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
 SHARES                                                           (NOTE 1A)
         COMPUTERS--SOFTWARE/SERVICES--(CONTINUED)
  16,400 Silknet Software, Inc.(b)............................   $ 2,718,300
  10,400 The 3DO Company......................................        94,575
                                                                 -----------
                                                                  37,427,492
                                                                 -----------
         CONSUMER--JEWERLY/NOVELTIES/GIFTS--0.1%
  10,300 Jostens, Inc.........................................       250,419
                                                                 -----------
         DISTRIBUTORS--FOOD/HEALTH--0.3%
  44,800 Supervalu, Inc.......................................       896,000
                                                                 -----------
         ELECTRIC COMPANIES--0.3%
  22,900 NSTAR................................................       927,450
                                                                 -----------
         ELECTRICAL EQUIPMENT--1.1%
  11,400 Applied Power, Inc...................................       418,950
  19,200 Etec Systems, Inc.(b)................................       861,600
  13,500 Hadco Corp.(b).......................................       688,500
   8,900 SCI Systems, Inc.(b).................................       731,469
  21,700 Sensormatic Electronics Corp.(b).....................       378,394
  18,350 Vishay Intertechnology, Inc.(b)......................       580,319
                                                                 -----------
                                                                   3,659,232
                                                                 -----------
         ELECTRONICS--12.6%
  46,200 Actel Corp.(b).......................................     1,108,800
  78,600 Advanced Energy Industries, Inc.(b)..................     3,871,050
  35,400 Applied Micro Circuits Corp.(b)......................     4,504,650
  20,200 Beckman Coulter, Inc.................................     1,027,675
  10,600 C-COR.net Corp.(b)...................................       812,225
  44,000 Credence Systems Corp.(b)............................     3,806,000
  57,000 Cree Research, Inc.(b)...............................     4,866,375
   9,500 DuPont Photomasks, Inc.(b)...........................       458,375
  51,600 Emulex Corp.(b)......................................     5,805,000
  25,800 International Rectifier Corp.(b).....................       670,800
  23,700 Litton Industries, Inc.(b)...........................     1,182,037
  66,600 Power Integrations, Inc.(b)..........................     3,192,637
  62,200 PRI Automation, Inc.(b)..............................     4,175,175
  29,500 REMEC, Inc.(b).......................................       752,250
  14,600 Tektronix, Inc.......................................       567,575
  32,700 TranSwitch Corp.(b)..................................     2,372,794
  39,200 UNOVA, Inc.(b).......................................       509,600
  31,600 Varian Medical Systems, Inc..........................       942,075
                                                                 -----------
                                                                  40,625,093
                                                                 -----------
         ENTERTAINMENT--0.8%
  37,750 Sportsline.com, Inc.(b)..............................     1,892,219
  26,750 CEC Entertainment, Inc.(b)...........................       759,031
                                                                 -----------
                                                                   2,651,250
                                                                 -----------
         FINANCIAL--CONSUMER/DIVERSIFIED--2.4%
  22,700 AmeriCredit Corp.(b).................................       419,950
 100,300 Anthracite Capital, Inc..............................       639,413

                                                                    VALUE
 SHARES                                                           (NOTE 1A)
         FINANCIAL--CONSUMER/DIVERSIFIED (CONTINUED)
  45,000 Brandywine Realty Trust...............................   $  736,875
  66,200 Capital Automotive REIT...............................      806,812
  22,700 GATX Corp.............................................      766,125
  56,599 Healthcare Realty Trust, Inc..........................      884,359
 132,000 Imperial Credit Industries, Inc.(b)...................      825,000
  36,200 Liberty Property Trust................................      877,850
  41,100 Pacific Gulf Properties, Inc..........................      832,275
  24,800 Sun Communities, Inc..................................      798,250
                                                                  ----------
                                                                   7,586,909
                                                                  ----------
         FOODS--1.0%
  21,800 Corn Products International, Inc......................      713,950
  47,000 International Multifoods Corp.........................      622,750
  58,400 Michael Foods, Inc....................................    1,438,100
  19,900 The Earthgrains Co....................................      320,888
                                                                  ----------
                                                                   3,095,688
                                                                  ----------
         FREIGHT TRANSPORTATION--0.4%
  24,400 CNF Transportation, Inc...............................      841,800
  22,200 Wisconsin Central Transportation Corp.(b).............      298,312
                                                                  ----------
                                                                   1,140,112
                                                                  ----------
         HEALTH CARE--BIOTECHNOLOGY--5.7%
  26,150 Abgenix, Inc.(b)......................................    3,464,875
  45,300 Alkermes, Inc.(b).....................................    2,225,363
  38,000 Enzon, Inc.(b)........................................    1,648,250
  23,400 ICOS Corp.(b).........................................      684,450
  51,000 IDEC Pharmaceuticals Corp.(b).........................    5,010,750
  27,000 Medicis Pharmaceutical Corp.(b).......................    1,149,187
  16,700 MedImmune, Inc.(b)....................................    2,770,112
  31,950 Pharmacyclics, Inc.(b)................................    1,317,937
                                                                  ----------
                                                                  18,270,924
                                                                  ----------
         HEALTH CARE--DRUGS--0.8%
  34,100 Covance, Inc.(b)......................................      368,706
  17,900 Dura Pharmaceuticals, Inc.(b).........................      249,481
  23,300 PAREXEL International Corp.(b)........................      275,231
  54,850 Tularik, Inc.(b)......................................    1,775,769
                                                                  ----------
                                                                   2,669,187
                                                                  ----------
         HEALTH CARE--MEDICAL PRODUCT/SUPPLY--2.3%
  36,950 Arthrocare Corp.(b)...................................    2,253,950
  49,100 CONMED Corp.(b).......................................    1,270,463
  30,400 DVI, Inc.(b)..........................................      461,700
  91,200 Endosonics Corp.(b)...................................      410,400
  20,800 IDEXX Laboratories, Inc.(b)...........................      335,400
  63,700 Respironics, Inc.(b)..................................      507,609
  54,300 Theragenics Corp.(b)..................................      492,094
  27,600 Invitrogen Corp.(b)...................................    1,656,000
                                                                  ----------
                                                                   7,387,616
                                                                  ----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        HEALTH CARE--SERVICES--1.0%
 20,600 First Health Group Corp.(b)................................   $  553,625
 62,800 Health Management Associates, Inc.(b)......................      839,950
 39,900 Lincare Holdings, Inc.(b)..................................    1,384,031
 39,100 Per-Se Technologies, Inc.(b)...............................      328,684
                                                                      ----------
                                                                       3,106,290
                                                                      ----------
        HOUSEHOLD PRODUCTS--PERSONAL--0.3%
 33,600 Dial Corp..................................................      816,900
                                                                      ----------
        INSURANCE--2.4%
 20,800 AmerUs Life Holdings, Inc..................................      478,400
 58,000 Annuity And Life Re Holdings, Ltd.(b)......................    1,515,250
  9,400 Arthur J. Gallagher & Co...................................      608,650
 66,100 CNA Surety Corp............................................      859,300
 18,300 Liberty Financial Companies, Inc...........................      419,756
 27,100 Protective Life Corp.......................................      862,119
 13,300 Radian Group, Inc..........................................      635,075
 29,000 Reinsurance Group of America, Inc..........................      804,750
 29,700 StanCorp Financial Group, Inc..............................      748,069
 24,700 Trigon Healthcare, Inc.(b).................................      728,650
                                                                      ----------
                                                                       7,660,019
                                                                      ----------
        INVESTMENT BANKING/BROKER/
         MANAGEMENT--0.4%
 41,200 Federated Investors, Inc...................................      826,575
 10,100 Investment Technology Group, Inc.(b).......................      290,375
  7,600 Affiliated Managers Group, Inc.(b).........................      307,325
                                                                      ----------
                                                                       1,424,275
                                                                      ----------
        LEISURE TIME--PRODUCTS--0.4%
 24,800 Harman International Industries, Inc.......................    1,391,900
                                                                      ----------
        LODGING/HOTELS--0.2%
 46,485 MeriStar Hospitality Corp..................................      743,760
                                                                      ----------
        MACHINERY--0.2%
 47,300 Milacron, Inc..............................................      727,237
                                                                      ----------
        MANUFACTURING--DIVERSIFIED--1.1%
 17,050 A.O. Smith Corp............................................      372,969
 22,300 Cordant Technologies, Inc..................................      735,900
 19,400 Crane Co...................................................      385,575
 24,000 National Service Industries, Inc...........................      708,000
 24,100 Pentair, Inc...............................................      927,850
  4,900 SPX Corp.(b)...............................................      395,981
                                                                      ----------
                                                                       3,526,275
                                                                      ----------
        MANUFACTURING--SPECIALIZED--0.5%
 20,200 Diebold, Inc...............................................      474,700
 34,400 Federal Signal Corp........................................      552,550
 21,400 Hussmann International, Inc................................      322,338
 16,900 Regal-Beloit Corp.(b)......................................      348,562
                                                                      ----------
                                                                       1,698,150
                                                                      ----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         METALS & MINING--0.6%
  29,500 Harsco Corp...............................................   $  936,625
  54,300 Worthington Industries, Inc...............................      899,344
                                                                      ----------
                                                                       1,835,969
                                                                      ----------
         NATURAL GAS--0.9%
  18,100 AGL Resources, Inc........................................      307,700
  19,300 MCN Energy Group, Inc.....................................      458,375
  12,600 New Jersey Resources Corp.................................      492,187
  33,400 Public Service Company of North Carolina, Inc.............    1,079,237
  23,800 Washington Gas Light Co...................................      654,500
                                                                      ----------
                                                                       2,991,999
                                                                      ----------
         OFFICE EQUIPMENT & SUPPLIES--0.3%
  23,100 Hon Industries, Inc.......................................      506,756
   9,600 National Computer Systems, Inc............................      361,200
                                                                      ----------
                                                                         867,956
                                                                      ----------
         OIL & GAS--DRILLING & EQUIPMENT--2.9%
  59,900 Atwood Oceanics, Inc.(b)..................................    2,313,638
  14,700 Cooper Cameron Corp.(b)...................................      719,381
 173,600 Marine Drilling Companies, Inc.(b)........................    3,895,150
  19,000 Maverick Tube Corp.(b)....................................      469,062
  57,400 Patterson Energy, Inc.(b).................................      746,200
  24,000 Santa Fe International Corp...............................      621,000
  12,300 Tidewater, Inc............................................      442,800
                                                                      ----------
                                                                       9,207,231
                                                                      ----------
         OIL & GAS--EXPLORATION/
          PRODUCTION--0.5%
  39,200 Newfield Exploration Co.(b)...............................    1,048,600
  41,700 Plains Resources, Inc.(b).................................      521,250
                                                                      ----------
                                                                       1,569,850
                                                                      ----------
         OIL & GAS--REFINING & MARKETING--0.2%
  27,400 Valero Energy Corp........................................      544,575
                                                                      ----------
         PAPER/FOREST PRODUCTS--0.3%
   8,000 Chesapeake Corp...........................................      244,000
  26,700 Consolidated Papers, Inc..................................      849,394
                                                                      ----------
                                                                       1,093,394
                                                                      ----------
         PUBLISHING--0.2%
  16,500 Houghton Mifflin Company..................................      696,094
                                                                      ----------
         RESTAURANTS--0.6%
  26,500 Brinker International, Inc.(b)............................      636,000
  42,800 Ruby Tuesday, Inc.........................................      778,425
  28,600 Wendy's International, Inc................................      589,875
                                                                      ----------
                                                                       2,004,300
                                                                      ----------
         RETAIL--DRUG STORES--0.2%
  20,300 Sonic Corp.(b)............................................      578,550
                                                                      ----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         RETAIL--FOOD CHAINS--0.1%
   5,100 Hannaford Bros. Co.......................................   $   353,494
                                                                     -----------
         RETAIL--GENERAL MERCHANDISE--0.6%
   9,000 Ames Department Stores, Inc.(b)..........................       259,313
  44,000 Family Dollar Stores, Inc................................       717,750
  27,100 Saks, Inc.(b)............................................       421,744
  31,000 ShopNow.com, Inc.(b).....................................       587,062
                                                                     -----------
                                                                       1,985,869
                                                                     -----------
         RETAIL--SPECIALTY--4.6%
  79,200 Ann Taylor Stores Corp.(b)...............................     2,727,450
  22,000 Barnes & Noble, Inc.(b)..................................       453,750
  42,000 Burlington Coat Factory Warehouse Corp...................       582,750
  75,700 Charming Shoppes, Inc.(b)................................       501,513
  46,500 CompUSA, Inc.(b).........................................       238,313
  88,950 Cost Plus, Inc.(b).......................................     3,168,844
  80,350 Linens N Things, Inc.(b).................................     2,380,369
  15,000 Michaels Stores, Inc.(b).................................       427,500
 104,250 Pacific Sunwear Of California, Inc.(b)...................     3,322,969
  33,900 The Men's Wearhouse, Inc.(b).............................       995,812
                                                                     -----------
                                                                      14,799,270
                                                                     -----------
         SERVICES--8.9%
  48,700 ACNielson Corp.(b).......................................     1,199,238
  19,400 ADVO, Inc.(b)............................................       460,750
  45,400 Burns International Services Corp.(b)....................       490,888
  35,300 Cheap Tickets, Inc.(b)...................................       483,169
  48,100 Concentric Network Corp.(b)..............................     1,482,081
  43,600 Daisytek International Corp.(b)..........................     1,016,425
  48,900 Diamond Technology Partners, Inc.(b).....................     4,202,344
   9,685 DoubleClick, Inc.(b).....................................     2,450,910
  44,800 HotJobs.com, Ltd.(b).....................................     1,957,200
  66,100 Information Resources, Inc.(b)...........................       611,425
  15,000 Interim Services, Inc.(b)................................       371,250
  51,800 Macrovision Corp.(b).....................................     3,833,200
  18,500 Manpower, Inc.(b)........................................       696,062
  30,600 Modis Professional Services, Inc.(b).....................       436,050
   5,400 NetRatings, Inc.(b)......................................       259,875
  16,300 OneMain.com, Inc.(b).....................................       244,500
  45,800 Proxicom, Inc.(b)........................................     5,693,512
  81,600 R.H. Donnelley Corp......................................     1,540,200
  13,400 United Stationers, Inc...................................       382,737
  32,500 Viad Corp................................................       905,937
                                                                     -----------
                                                                      28,717,753
                                                                     -----------
         SERVICES--COMPUTER/DATA
          PROCESSING--1.3%
  29,300 CIBER, Inc.(b)...........................................       805,750
  30,000 S1 Corp.(b)..............................................     2,343,750
  41,200 SunGard Data Systems, Inc.(b)............................       978,500
                                                                     -----------
                                                                       4,128,000
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        SERVICES--FACILITIES/ENVIRONMENT--0.5%
 23,100 American States Water Co..................................   $   831,600
 43,875 Tetra Tech, Inc.(b).......................................       674,578
                                                                     -----------
                                                                       1,506,178
                                                                     -----------
        SPECIAL PRINTING--0.2%
 21,500 Deluxe Corp...............................................       589,906
                                                                     -----------
        TELECOM/LONG DISTANCE--0.9%
 51,700 Adelphia Business Solutions, Inc.(b)......................     2,481,600
 28,100 Talk.com, Inc.(b).........................................       498,775
                                                                     -----------
                                                                       2,980,375
                                                                     -----------
        TELEPHONE--0.5%
 66,900 ITC DeltaCom, Inc.(b).....................................     1,848,113
                                                                     -----------
        TEXTILES/APPAREL--0.6%
 28,600 Liz Claiborne, Inc........................................     1,076,075
 77,900 Burlington Industries, Inc.(b)............................       311,600
  9,100 Russell Corp. ............................................       152,425
 14,800 Springs Industries, Inc. .................................       591,075
                                                                     -----------
                                                                       2,131,175
                                                                     -----------
        WASTE MANAGEMENT--0.2%
 35,300 Republic Sevices, Inc.(b).................................       507,437
 25,100 Safety-Kleen Corp.(b).....................................       283,944
                                                                     -----------
                                                                         791,381
                                                                     -----------
        Total Common Stocks (Identified Cost $222,972,811)........   306,296,314
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

SHORT-TERM INVESTMENTS--5.3%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
 $15,143,994 Associates First Capital Corp., 4.000%, 1/3/00.....   $ 15,143,994
   2,000,000 Chevron Corp. 3.500%, 1/3/00.......................      2,000,000
                                                                   ------------
             Total Short-Term Investment
              (Identified Cost $17,143,994).....................     17,143,994
                                                                   ------------
             Total Investments--100.3%
              (Identified Cost $240,116,805)(a).................    323,440,308
             Other assets less liabilities......................     (1,122,380)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $322,317,928
                                                                   ============

     (a)Federal Tax Information:
     At December, 31 1999 the net unrealized appreciation on
     investments based on cost of $240,698,938 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over tax
     cost......................................................   $ 95,699,860
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value.....................................................    (12,958,490)
                                                                  ------------
     Net unrealized appreciation...............................   $ 82,741,370
                                                                  ============

(b)Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999

ASSETS
 Investments at value.................................             $323,440,308
 Receivable for:
 Securities sold......................................                  460,399
 Fund shares sold.....................................                  671,248
 Dividends and interest...............................                  191,826
                                                                   ------------
 Total Assets.........................................              324,763,781
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $  300,075
 Securities purchased.................................   1,871,985
 Accrued expenses:
 Management fees......................................     236,623
 Deferred trustees fees...............................       8,488
 Other expenses.......................................      28,682
                                                        ----------
 Total Liabilities....................................                2,445,853
                                                                   ------------
NET ASSETS............................................             $322,317,928
                                                                   ============
 Net Assets consist of:
 Capital paid in......................................             $237,792,266
 Undistributed net investment income..................                    3,259
 Accumulated net realized gains (losses)..............                1,198,900
 Unrealized appreciation (depreciation) on
  investments.........................................               83,323,503
                                                                   ------------
NET ASSETS............................................             $322,317,928
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($322,317,928 divided by 1,597,793 shares of
 beneficial interest).................................             $     201.73
                                                                   ============
Identified cost of investments........................             $240,116,805
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.............................................              $ 2,422,435
 Interest..............................................                  758,186
                                                                     -----------
                                                                       3,180,621
EXPENSES
 Management fees.......................................  $2,368,856
 Trustees' fees and expenses...........................      17,296
 Custodian.............................................     112,816
 Audit and tax services................................      11,891
 Legal.................................................      13,484
 Printing..............................................      80,027
 Insurance.............................................       5,266
 Miscellaneous.........................................       5,436
                                                         ----------
 Total expenses........................................   2,615,072
 Less expenses assumed by the investment adviser.......    (246,217)   2,368,855
                                                         ----------  -----------
NET INVESTMENT INCOME..................................                  811,766
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net......................................                8,092,335
 Unrealized appreciation
  (depreciation) on:
 Investments--net......................................               66,235,876
                                                                     -----------
Net gain (loss)........................................               74,328,211
                                                                     -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..              $75,139,977
                                                                     ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1999          1998
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income.............................   $  811,766  $  1,909,702
 Net realized gain (loss) .........................    8,092,335    (6,792,530)
 Unrealized appreciation (depreciation) ...........   66,235,876       899,887
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.......................................   75,139,977    (3,982,941)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................     (839,651)   (1,908,277)
 Net realized gain ................................            0    (1,896,046)
 In excess of net realized gain ...................            0      (106,613)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................     (839,651)   (3,910,936)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   93,092,709   108,988,919
 Reinvestment of distributions.....................      839,651     3,910,936
 Cost of shares redeemed...........................  (84,504,213)  (66,521,977)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    9,428,147    46,377,878
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   83,728,473    38,484,001
NET ASSETS
 Beginning of the year.............................  238,589,455   200,105,454
                                                    ------------  ------------
 End of the year................................... $322,317,928  $238,589,455
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $      3,259  $     31,144
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      599,062       707,174
 Issued in reinvestment of distributions...........        4,296        25,977
 Redeemed..........................................     (559,646)     (438,200)
                                                    ------------  ------------
 Net Change........................................       43,712       294,951
                                                    ============  ============

FINANCIAL HIGHLIGHTS


                                     YEAR ENDED DECEMBER 31,
                            ----------------------------------------------
                              1999      1998      1997     1996     1995
                            --------  --------  --------  -------  -------
Net Asset Value, Beginning
 of Year..................  $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                            --------  --------  --------  -------  -------
Income From Investment Op-
 erations
 Net Investment Income....      0.51      1.24      1.22     1.05     0.85
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........     48.23     (4.01)    34.11    35.03    26.93
                            --------  --------  --------  -------  -------
 Total From Investment
  operations..............     48.74     (2.77)    35.33    36.08    27.78
                            --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.......     (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
 Distributions From Net
  Realized Capital Gains..      0.00     (1.32)   (19.49)   (9.56)   (4.81)
 Distributions in Excess
  of Net Realized Capital
  Gains...................      0.00     (0.07)     0.00     0.00     0.00
                            --------  --------  --------  -------  -------
 Total Distributions......     (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                            --------  --------  --------  -------  -------
Net Asset Value, End of
 Year.....................  $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                            ========  ========  ========  =======  =======
TOTAL RETURN (%)..........      31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating
 Expenses to Average Net
 Assets (%)...............      1.00      1.00      1.00     1.00     1.00
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............      0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate
 (%)......................       146       111        87       62       98
Net Assets End of Year
 (000)....................  $322,318  $238,589  $200,105  $89,194  $27,741
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement
 described in Note 4 to
 the Financial Statements
 would have
 been (%).................      1.10      1.10      1.14     1.29     1.91

                See accompanying notes to financial statements.

MFS INVESTORS SERIES
PORTFOLIO MANAGERS: JOHN D. LAUPHEIMER AND MITCHELL D. DYNAN
MASSACHUSETTS FINANCIAL SERVICES COMPANY

(Photo of John Laupheimer Appears Here)
(Photo of Mitch Dynan Appears Here)

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. From the inception of the Series on April 30, 1999 through December 31, 1999, the MFS Investors Series provided a total return of 2.9%. This compares to an 11.1% return for the Standard & Poor's 500 Composite Index/25/ (the S&P
500).

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. The Series lagged the index primarily due to its underweighting in technology stocks, which drove the narrow strength of the market. If we look at the performance of the S&P 500, the top-25 performers accounted for most of the total return of the index over the past year. In an extremely narrow market like we've just experienced, it is very difficult for a diversified growth and income Series with a lower risk profile than its index to outperform its benchmark over the short term.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. While we increased the Series' exposure to technology stocks during the period, we did not abandon our focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. As a result, the Series remained underweighted in technology stocks versus the S&P 500 because they looked very expensive and risky relative to their long-term earnings prospects. On the other hand, as the index's weighting in technology increased with the appreciation of these stocks, we made the decision to look more closely at the Series' relative risk versus its absolute risk compared to the market. As a result, we decided it was prudent to gradually increase the Series' weighting in technology and telecommunications, while at the same time keeping a close eye on relative valuations and the fundamental business outlooks for these companies.

Some of the technology names that met our investment criteria and provided a strong boost to performance were companies such as Intel, Oracle, Cisco and Motorola. In telecommunica- tions, the Series benefited from a major position in Mannesmann, the German wireless telecommunication provider. Sprint, Bell Atlantic, and Nippon Telephone & Telegraph also produced strong results due to the huge growth in Internet usage and demand for data and voice services. Other stocks that worked well for the Series and benefited from the rapid acceleration of advertising spending by Internet companies were media holdings such as Tribune, the New York Times, and General Electric, which owns NBC.

While investors remained focused on technology and telecommunications stocks, the Series managed to locate strong performers from a wide range of industries, including energy, industrial goods & services, consumer staples, retailing, and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble, Wal-Mart, and American International Group produced solid gains for the Series. The success of these stocks and the broadly diversified structure of the Series highlights precisely what this growth with income portfolio is trying to accomplish--to provide growth of capital, with less risk or price volatility than the S&P 500 index.

On the negative side, there were a few holdings that hurt the Series' relative performance. Some detractors that stand out are Service Corp., Xerox, Kroger, and Safeway. We maintained our positions in supermarket operators Kroger and Safeway because we believe they possess strong business prospects and favorable growth and earnings outlooks. We sold off our positions in Service Corp. and Xerox because the long-term outlooks for these companies deteriorated. Service Corp. looked like it had the potential to continue its run of accelerating growth, but it ran into financial problems due to rapid expansion and the holding hurt performance. Xerox looked like a classic turnaround story, but as competition increased, its business plan stumbled and investors ran for the exits.

On a more positive note, we continue to believe the Series is well positioned to take advantage of a number of opportunities in the market. Our well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing and industrial goods provides diversification in the Series and could help the Series outperform if market strength continues to broaden.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. We'll continue to look for opportunities in areas such as pharmaceutical companies, and drugstore operators such as CVS, which have been beaten down due to concerns over Medicare reform and potential government price controls. While the risks remain high in this area during an election year, at some point stock valuations may become very compelling. Many pharmaceutical companies and drugstore chains demonstrate promising long-term growth prospects and reliable cash flow.


                                   [GRAPH]

                            MFS Investors Series        S&P 500

                 4/30/99          10,000                 10,000
                12/31/99          10,285                 11,106

Average Annual Total Returns

                   Investors
                    Series          S&P 500

Since Inception      2.9%            11.1%


[CHECKMARK]  FUND FACTS

GOAL: Reasonable current income and long-term growth of capital and income.

START DATE: April 30, 1999

SIZE: $7 million as of December 31, 1999

MANAGER: John Laupheimer and Mitchell Dynan. Mr. Laupheimer and Mr. Dynan have managed the Series since its inception.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--93.5% OF TOTAL NET ASSETS


                                                                         VALUE
 SHARES                                                                (NOTE 1A)
        AEROSPACE & DEFENSE--3.6%
   290  Boeing Co. .................................................   $  12,053
   840  General Dynamics Corp.......................................      44,310
   690  Honeywell International, Inc................................      39,804
   380  TRW, Inc. ..................................................      19,736
 2,020  United Technologies Corp....................................     131,300
                                                                       ---------
                                                                         247,203
                                                                       ---------
        AUTOMOTIVE--0.5%
   340  Federal Mogul Corp. ........................................       6,843
   480  Ford Motor Co. .............................................      25,650
                                                                       ---------
                                                                          32,493
                                                                       ---------
        BANKS & CREDIT COMPANIES--4.8%
   890  Bank America Corp. .........................................      44,667
 2,850  Bank Of Ireland (EUR).......................................      22,680
   800  Bank One Corp...............................................      25,650
   230  Capital One Financial Corp..................................      11,083
   110  Chase Manhattan Corp........................................       8,546
   250  Comerica, Inc...............................................      11,672
 1,000  Northern Trust Corp. .......................................      53,000
   250  Providian Financial Corp....................................      22,766
 1,860  U.S. Bancorp................................................      44,291
 2,150  Wells Fargo & Co. ..........................................      86,941
                                                                       ---------
                                                                         331,296
                                                                       ---------
        BIOTECHNOLOGY--0.3%
   380  Guidant Corp.(b)............................................      17,860
                                                                       ---------
        BUSINESS MACHINES--7.7%
   500  Computer Sciences Corp.(b)..................................      47,312
   110  Dell Computer Corp.(b)......................................       5,610
   390  DST Systems, Inc.(b)........................................      29,762
 1,140  First Data Corp.............................................      56,216
   840  Hewlett Packard Co. ........................................      95,708
   870  International Business Machines Corp........................      93,960
   860  Motorola, Inc...............................................     126,635
 1,000  Sun Microsystems, Inc.(b)...................................      77,438
                                                                       ---------
                                                                         532,641
                                                                       ---------
        CELLULAR PHONES--0.5%
   360  Sprint Corp.(b).............................................      36,900
                                                                       ---------
        CHEMICALS--0.8%
   460  Akzo Nobel N.V. (EUR).......................................      23,076
   130  E.I. Du Pont de Nemours & Co................................       8,564
   230  Rohm & Haas Co..............................................       9,358
   110  The Dow Chemical Company....................................      14,699
                                                                       ---------
                                                                          55,697
                                                                       ---------
        COMMUNICATIONS SERVICES--7.2%
   460  ALLTEL Corp. ...............................................      38,036
   800  AT&T Corp...................................................      40,600
 1,890  Bell Atlantic Corp..........................................     116,353

                                                                         VALUE
 SHARES                                                                (NOTE 1A)
        COMMUNICATIONS SERVICES--(CONTINUED)
   380  BellSouth Corp..............................................   $  17,789
   680  Broadwing, Inc..............................................      25,075
 1,515  MCI Worldcom, Inc.(b).......................................      80,390
 2,083  SBC Communications, Inc.....................................     101,546
 1,150  Sprint Corp.................................................      77,409
                                                                       ---------
                                                                         497,198
                                                                       ---------
        COMPUTER SOFTWARE--PC--4.6%
 2,710  Microsoft Corp.(b)..........................................     316,393
                                                                       ---------
        COMPUTER SOFTWARE--SYSTEMS--2.6%
   250  BMC Software, Inc.(b).......................................      19,984
 1,020  Computer Associates International, Inc. ....................      71,336
   790  Oracle Corp.(b).............................................      88,529
                                                                       ---------
                                                                         179,849
                                                                       ---------
        CONGLOMERATES--0.9%
 1,520  Tyco International, Ltd.....................................      59,090
                                                                       ---------
        CONSUMER GOODS & SERVICES--2.4%
   390  Clorox Co. .................................................      19,646
   680  Colgate-Palmolive Co. ......................................      44,200
   180  Gillette Co. ...............................................       7,414
   890  Procter & Gamble Co.........................................      97,511
                                                                       ---------
                                                                         168,771
                                                                       ---------
        ELECTRICAL EQUIPMENT--4.9%
   630  Emerson Electric Co. .......................................      36,146
 1,720  General Electric Co.........................................     266,170
   600  National Semiconductor Corp.(b).............................      25,688
   250  W.W. Grainger, Inc..........................................      11,953
                                                                       ---------
                                                                         339,957
                                                                       ---------
        ELECTRONICS--3.1%
   110  Agilent Technologies, Inc.(b)...............................       8,504
 2,000  Hitachi, Ltd. (JPY).........................................      32,103
 1,870  Intel Corp..................................................     153,924
   130  STMicroelectronics N.V. (ADR)...............................      19,687
                                                                       ---------
                                                                         214,218
                                                                       ---------
        ENTERTAINMENT--1.5%
   250  Carnival Corp...............................................      11,953
 1,270  Time Warner, Inc............................................      91,996
                                                                       ---------
                                                                         103,949
                                                                       ---------
        FINANCIAL INSTITUTIONS--3.0%
   250  American Express Co. .......................................      41,562
   310  Associates First Capital Corp. .............................       8,506
   760  Citigroup, Inc. ............................................      42,227
 1,020  Federal Home Loan Mortgage Corp.............................      48,004
   890  State Street Corp...........................................      65,026
                                                                       ---------
                                                                         205,325
                                                                       ---------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)


                                                                         VALUE
 SHARES                                                                (NOTE 1A)
        FOOD & BEVERAGES--2.2%
   840  Anheuser-Busch Companies, Inc...............................   $  59,535
   460  Bestfoods...................................................      24,179
    50  Coca-Cola Co................................................       2,912
   500  Nabisco Holdings Corp.......................................      15,813
   250  PepsiCo, Inc................................................       8,813
   630  Quaker Oats Co..............................................      41,344
                                                                       ---------
                                                                         152,596
                                                                       ---------
        FOREST & PAPER PRODUCTS--0.1%
   120  Weyerhaeuser Company........................................       8,618
                                                                       ---------
        INSURANCE--4.6%
   630  American International Group, Inc...........................      68,119
   130  Axa (EUR)...................................................      18,124
   500  Axa Financial, Inc..........................................      16,937
   350  CIGNA Corp..................................................      28,197
 1,890  Hartford Financial Services Group...........................      89,539
 1,020  Lincoln National Corp., Inc ................................      40,800
   250  Marsh & Mclennan Companies, Inc.............................      23,922
   260  MBIA, Inc...................................................      13,731
   400  Torchmark Corp..............................................      11,625
                                                                       ---------
                                                                         310,994
                                                                       ---------
        MACHINERY--1.5%
   230  Ingersoll-Rand Co...........................................      12,664
   380  Mannesmann AG (EUR).........................................      91,679
                                                                       ---------
                                                                         104,343
                                                                       ---------
        MEDICAL & HEALTH PRODUCTS--5.1%
   800  American Home Products Corp.................................      31,550
   500  AstraZeneca PLC (GBP).......................................      20,773
   250  Bausch & Lomb, Inc..........................................      17,109
 1,270  Bristol-Myers Squibb Co. ...................................      81,518
   380  Johnson & Johnson...........................................      35,388
 1,710  Pfizer, Inc.................................................      55,468
 1,140  Pharmacia & Upjohn, Inc.....................................      51,300
   640  Schering-Plough Corp........................................      27,000
   380  Warner-Lambert Co. .........................................      31,136
                                                                       ---------
                                                                         351,242
                                                                       ---------
        MEDICAL & HEALTH TECHNOLOGY &
         SERVICES--1.7%
 2,420  Medtronic, Inc..............................................      88,179
   570  United Healthcare Corp......................................      30,281
                                                                       ---------
                                                                         118,460
                                                                       ---------
        NON-FERROUS METALS--0.0%
    20  Alcoa, Inc. ................................................       1,660
                                                                       ---------
        OILS--5.8%
 2,020  Bp Amoco, Plc.(ADR).........................................     119,811
   250  Chevron Corp................................................      21,656
   760  Coastal Corp. ..............................................      26,932

                                                                         VALUE
 SHARES                                                                (NOTE 1A)
        OILS--(CONTINUED)
 1,640  Conoco, Inc. ...............................................   $  40,795
 1,966  Exxon Mobil Corp. ..........................................     158,386
   340  Halliburton Co..............................................      13,685
   500  Unocal Corp.................................................      16,781
    20  USX-Marathon Group..........................................         494
                                                                       ---------
                                                                         398,540
                                                                       ---------
        PRINTING & PUBLISHING--4.2%
   950  Gannett Company, Inc........................................      77,484
   680  Infinity Broadcasting Corp.(b)..............................      24,608
 1,210  New York Times Co...........................................      59,441
   250  Reuters Group, Plc.(ADR)....................................      20,203
 1,870  Tribune Co..................................................     102,967
                                                                       ---------
                                                                         284,703
                                                                       ---------
        SPECIAL PRODUCTS & SERVICES--1.0%
   380  Cintas Corp. ...............................................      20,188
   120  Illinois Tool Works, Inc. ..................................       8,108
   940  McDonalds Corp..............................................      37,894
                                                                       ---------
                                                                          66,190
                                                                       ---------
        STORES--5.2%
   110  Costco Whosale Corp.(b).....................................      10,038
 1,280  CVS Corp....................................................      51,120
   750  Dayton Hudson Corp. ........................................      55,078
   765  Home Depot, Inc.............................................      52,450
   230  Lowe's Companies, Inc. .....................................      13,743
 1,740  TJX Companies, Inc..........................................      35,561
 2,020  Wal-Mart Stores, Inc........................................     139,633
                                                                       ---------
                                                                         357,623
                                                                       ---------
        SUPERMARKETS--2.3%
 3,410  Kroger Co.(b)...............................................      64,364
 2,550  Safeway, Inc.(b)............................................      90,684
                                                                       ---------
                                                                         155,048
                                                                       ---------
        TELECOMMUNICATIONS--8.0%
 1,320  Cisco Systems, Inc.(b)......................................     141,405
   810  Corning, Inc................................................     104,439
   230  General Instrument Corp.(b).................................      19,550
   340  Koninklijke KPN N.V.(EUR)...................................      33,188
   820  Lucent Technologies, Inc....................................      61,346
   405  Nippon Telephone & Telegraph Corp. (ADR)....................      34,881
   230  Nokia Corp.(ADR)............................................      43,700
   740  Nortel Networks Corp........................................      74,740
                                                                       ---------
                                                                         513,249
                                                                       ---------
        TRANSPORTATION--0.6%
 1,258  Canadian National Railway Co................................      33,101
   140  United Parcel Service, Inc.(b)..............................       9,660
                                                                       ---------
                                                                          42,761
                                                                       ---------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--CONTINUED


                                                                        VALUE
 SHARES                                                               (NOTE 1A)
        UTILITIES--ELECTRIC--2.3%
   460  CMS Energy Corp............................................   $   14,346
   640  Duke Energy Corp...........................................       32,080
   760  NiSource, Inc..............................................       13,585
 1,140  PECO Energy Co.............................................       39,615
   290  Pinnacle West Capital Corp.................................        8,863
 1,160  Texas Utilities Co.........................................       41,253
   230  Unicom Corp................................................        7,705
                                                                      ----------
                                                                         157,447
                                                                      ----------
        UTILITIES--GAS--0.5%
   230  Enron Corp.................................................       10,206
   630  FirstEnergy Corp...........................................       14,293
   340  The Williams Companies, Inc................................       10,391
                                                                      ----------
                                                                          34,890
                                                                      ----------
        Total Common Stocks
         (Identified Cost $5,964,540)..............................    6,397,204

BONDS & NOTES--0.5%


  FACE
 AMOUNT
         CONVERTIBLE BOND--0.5%
 $ 8,000 Bell Atlantic Financial Services, Inc.
          4.250%, 9/15/05 144A.....................................        9,840
  22,000 NTL, Inc., 5.750%, 12/15/09 144A..........................       23,568
                                                                      ----------
                                                                          33,408
                                                                      ----------
         Total Bonds & Notes
          (Identified Cost $31,132)................................       33,408
                                                                      ----------

SHORT TERM INVESTMENT--5.6%

   FACE                                                                 VALUE
  AMOUNT                                                              (NOTE 1A)
 $380,000 Federal Home Loan Mortgage Corp.,
           1.500%, 1/03/00.........................................   $  379,968
                                                                      ----------
          Total Short-Term Investment
           (Identified Cost $379,968)..............................      379,968
                                                                      ----------
          Total Investments--99.6%
           (Identified Cost $6,375,640)(a).........................    6,810,580
          Other assets less liabilities............................       30,651
                                                                      ----------
          TOTAL NET ASSETS--100%...................................   $6,841,231
                                                                      ==========

     (a)Federal Tax Information:
     At December 31, 1999 the net unrealized appreciation on
     investments based on cost of $6,375,640 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost..........   $  765,435
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........     (330,495)
                                                                    ----------
     Net unrealized appreciation.................................   $  434,940
                                                                    ==========

  For Federal income tax purposes, the Series has a capital loss carryforward at December 31, 1999 of approximately $168,000 which will expire in 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

(b) Non-income producing security.
Key to Abbreviations:
EUR--Euro Currency
GBP--Pound Sterling
JPY--Japanese Yen
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
144A-- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $33,408 or 0.5% of net assets.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

STATEMENT OF ASSETS & LIABILITIES

DECEMBER 31, 1999



ASSETS
 Investments at value......................................          $6,810,580
 Foreign cash at value
  (Identified cost $17,832)................................              17,849
 Receivable for:
 Fund shares sold..........................................              33,674
 Dividends and interest....................................               4,347
 Due from Investment Adviser...............................               7,571
                                                                     ----------
  Total Assets.............................................           6,874,021
LIABILITIES
 Payable for:
 Fund shares redeemed......................................  $ 2,370
 Securities purchased......................................    6,469
 Due to custodian bank.....................................    6,861
 Accrued expenses:
 Management fees...........................................    2,100
 Deferred trustees' fees...................................      321
 Other expenses............................................   14,669
                                                             -------
  Total Liabilities........................................              32,790
                                                                     ----------
NET ASSETS.................................................          $6,841,231
                                                                     ==========
 Net assets consist of:
 Capital paid in...........................................          $6,652,503
 Overdistributed net investment income.....................              (1,934)
 Accumulated net realized gains (losses)...................            (244,295)
 Unrealized appreciation (depreciation) on investments and
  foreign currency.........................................             434,957
                                                                     ----------
NET ASSETS.................................................          $6,841,231
                                                                     ==========
Computation of offering price:
Net asset value and redemption price, per share ($6,841,231
 divided by 667,006 shares of beneficial interest).........          $    10.26
                                                                     ==========
Identified cost of investments.............................          $6,375,640
                                                                     ==========

STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 30, 1999 (A)
THROUGH DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends...........................................             $  39,744 (b)
 Interest............................................                 6,905
                                                                  ---------
                                                                     46,649
EXPENSES
 Management fees.....................................  $  25,852
 Trustees' fees and expenses.........................      2,711
 Custodian...........................................     29,308
 Audit and tax services..............................      6,000
 Legal...............................................      5,168
 Printing............................................         70
 Miscellaneous.......................................        866
                                                       ---------
  Total expenses.....................................     69,975
  Less expenses assumed by the investment adviser....    (38,953)    31,022
                                                       ---------  ---------
NET INVESTMENT INCOME................................                15,627
                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net....................................   (244,294)
 Foreign currency transactions--net..................     (1,234)  (245,528)
                                                       ---------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................    434,940
 Foreign currency translation--net...................         17    434,957
                                                       ---------  ---------
 Net gain (loss).....................................               189,429
                                                                  ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................             $ 205,056
                                                                  =========

(a)Commencement of operations.
(b)Net of foreign taxes of $279.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                              APRIL 30, 1999(A)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
FROM OPERATIONS
 Net investment income ......................................    $    15,627
 Net realized gain (loss) ...................................       (245,528)
 Unrealized appreciation (depreciation) .....................        434,957
                                                                 -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........        205,056
                                                                 -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.......................................        (16,328)
                                                                 -----------
 Total distributions.........................................        (16,328)
                                                                 -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares................................     12,577,724
 Reinvestment of distributions...............................         16,328
 Cost of shares redeemed.....................................     (5,941,549)
                                                                 -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS...............................................      6,652,503
                                                                 -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      6,841,231
NET ASSETS
 Beginning of the period.....................................              0
                                                                 -----------
 End of the period...........................................    $ 6,841,231
                                                                 ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period...........................................    $    (1,934)
                                                                 ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..............................      1,274,088
 Issued in reinvestment of distributions.....................          1,602
 Redeemed....................................................       (608,684)
                                                                 -----------
 Net Change..................................................        667,006
                                                                 ===========

FINANCIAL HIGHLIGHTS

                                                               APRIL 30, 1999(A)
                                                                    THROUGH
                                                                 DECEMBER 31,
                                                                     1999
                                                               -----------------
Net Asset Value, Beginning of Period.........................       $10.00
                                                                    ------
Income From Investment
 Operations
 Net Investment Income.......................................         0.02
 Net Realized and Unrealized Gain (Loss)
  on Investments.............................................         0.26
                                                                    ------
 Total From Investment operations............................         0.28
                                                                    ------
Less Distributions
 Distributions From Net Investment Income....................        (0.02)
                                                                    ------
 Total Distributions.........................................        (0.02)
                                                                    ------
Net Asset Value, End of Period...............................       $10.26
                                                                    ======
TOTAL RETURN (%).............................................          2.9 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................................         0.90 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)..................................................         0.45 (c)
Portfolio Turnover Rate (%)..................................           60
Net Assets, End of Period
 (000).......................................................       $6,841
The Ratios of operating expenses to average net assets
 without giving ef-fect to the voluntary expense agreement
 described in Note 4 to the Financial Statements would have
 been (%)....................................................         2.03 (c)

(a)Commencement of operations.
(b)Not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

MFS RESEARCH MANAGERS SERIES
PORTFOLIO MANAGERS: MANAGED BY A COMMITTEE OF MFS EQUITY RESEARCH ANALYSTS OVERSEEN BY ALEC MURRAY, ASSOCIATE DIRECTOR OF EQUITY RESEARCH (PICTURED) MASSACHUSETTS FINANCIAL SERVICES COMPANY

(Photo of Alec Murray Appears Here)

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. From the inception of the Series on April 30, 1999 through December 31, 1999, the MFS Research Managers Series provided a total return of 19.8%. This compares to an 11.1% return for the Standard & Poor's 500 Composite Index/25/ (the S&P 500).

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. During the past year, the equity market has been extremely narrow with only twenty-five large-cap growth stocks outperforming the rest of the stocks in the S&P 500. While market leadership has started to show signs of broadening, which has helped the performance of this Series, we believe the long-term opportunities for small- and mid-cap stocks are attractive primarily because they are selling at much cheaper prices relative to earnings and expected growth rates compared to large-cap growth stocks. In addition, we believe our exposure to stocks with lower prices relative to earnings should make the Series less vulnerable to negative events such as earnings disappointments or a broad market downturn.

The current bull market is one of the most unusual in recent memory. There are widespread indications of immense speculation and entrenched optimism toward equities. Yet, if we exclude technology and communications, the equity market has been in a downtrend since April of 1999. As a result, we expect market strength to broaden into other sectors of the market, which could create opportunities for the Series. Of course, much of the bull market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble free prosperity, to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, the truth most likely lies somewhere in the middle. Given this uncertain environment, however, we continue to focus our energy on finding what we believe are top-quality companies that should provide favorable long-term performance regardless of short-term market volatility.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. The Series maintained significant exposure to large-cap telecommunications and technology stocks, which added considerably to total return. Despite our overweighting in technology stocks we avoided Internet companies with expensive valuations, weak business models, or unproven track records. At the same time, we recognized early on that the growth in Internet services and data traffic is likely to continue for some time. Consequently, we invested in a number of technology and communications stocks in the networking and telecommunications equipment industries. Some examples that met our strict investment criteria include, Cisco, Nortel, Ericsson and Motorola. These companies represent the nuts and bolts of Internet and telecommunications infrastructure and helped the Series outpace its benchmark.

The Series also maintained considerable exposure to software stocks, such as Microsoft, Oracle and Veritas. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions. Over the past six months they've come roaring back to provide a significant boost to performance due to increased demand for data storage and software products.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. Leading contributors to performance included semiconductor companies, such as LSI Logic and Analog Devices. The semiconductor industry was hurt in 1998 by the Asian economic slowdown and by a build up in supply in some market segments, which lowered prices. Now, demand is beginning to catch up with supply as a result of economic strength in the U.S. and the Asian recovery. If this scenario persists, we believe semiconductor stocks should continue to benefit.

Outside the technology and telecommunications sectors, the Series benefited from a number of stocks in the financial services, media and energy sectors. Gains in financial services came primarily from brokerage and investment banking stocks, such as Citigroup and Morgan Stanley Dean Witter, both of which are well managed industry leaders. Media holdings such as Infinity Broadcasting, Echostar Communications and CBS benefited from the tremendous growth in advertising spending due to the highly competitive business environment, especially among Internet companies.

While the Series maintained a slightly underweighted position in health care stocks versus the index, in general this group hurt performance. Nursing homes, hospitals, HMOs, and pharmaceutical companies all were hurt by fears of Medicare reform and potential government price controls. Despite this generally negative environment, we found good opportunities in the medical device area. While our medical device holdings produced mixed results, in our view, companies such as Guidant and Medtronic have a number of new products in their pipelines that could drive revenues and earnings growth higher.

Other detractors to performance included Nabisco, Safeway, and CVS. Despite solid fundamental business and growth


A $10,000 Investment compared to the S&P 500 Since the Series' Inception

                                   [GRAPH]

                         MFS Research Managers Series      S&P 500

               4/30/99            10,000                    10,000
              12/31/99            11,981                    11,106


Average Annual Total Return

                 Research Managers
                       Series          S&P 500

Since Inception         19.8%           11.1%

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.
prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment. In the consumer goods and services sector, electronics equipment conglomerate Tyco International was a major disappointment for the Series. Despite no evidence of irregular accounting methods, its shares plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times and we continue to believe that its business fundamentals are strong. As a result, we decided to maintain our holding in the Series.

[CHECKMARK]  FUND FACTS

GOAL: Long-term growth of capital.

START DATE: April 30, 1999

SIZE: $7 million as of December 31, 1999

MANAGER: A committee of MFS equity research analysts overseen by Alec Murray. Mr. Murray is the Associate Director of MFS Equity Research. The committee has managed the Series since its inception.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--92.0% OF TOTAL NET ASSETS


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE & DEFENSE--1.7%
   980  General Dynamics Corp....................................   $     51,695
   980  United Technologies Corp.................................         63,700
                                                                    ------------
                                                                         115,395
                                                                    ------------
        AUTOMOTIVE--0.3%
   980  Federal-Mogul Corp.......................................         19,723
                                                                    ------------
        BANKS & CREDIT COMPANIES--3.7%
   650  Bank America Corp........................................         32,622
 5,310  Bank Of Ireland (EUR)....................................         42,257
   760  Bank One Corp............................................         24,368
   650  Capital One Financial Corp...............................         31,322
   430  Chase Manhattan Corp.....................................         33,406
   430  Providian Financial Corp.................................         39,157
 1,180  U.S. Bancorp.............................................         28,099
   540  Wells Fargo & Co.........................................         21,836
                                                                    ------------
                                                                         253,067
                                                                    ------------
        BIOTECHNOLOGY--0.7%
 1,080  Guidant Corp.(b).........................................         50,760
                                                                    ------------
        BUSINESS MACHINES--6.2%
   330  Hewlett Packard Co.......................................         37,599
   550  International Business Machines Corp.....................         59,400
   980  Motorola, Inc. ..........................................        144,305
 2,380  Sun Microsystems, Inc.(b)................................        184,301
                                                                    ------------
                                                                         425,605
                                                                    ------------
        BUSINESS SERVICES--0.9%
   210  Cendant Corp.(b).........................................          5,578
   650  First Data Corp..........................................         32,053
   450  VISX, Inc.(b)............................................         23,287
                                                                    ------------
                                                                          60,918
                                                                    ------------
        CELLULAR PHONES--2.2%
 1,500  Sprint Corp.(b)..........................................        153,750
                                                                    ------------
        CHEMICALS--0.9%
 1,080  AstraZeneca PLC (GBP)....................................         44,869
   550  Cambrex Corp. ...........................................         18,941
                                                                    ------------
                                                                          63,810
                                                                    ------------
        COMMUNICATIONS SERVICES--4.8%
    50  Ancor Communications, Inc.(b)............................          3,394
 1,630  Bell Atlantic Corp. .....................................        100,347
   220  GTE Corp. ...............................................         15,524
 2,115  MCI Worldcom, Inc.(b)....................................        112,227
   860  SBC Communications, Inc. ................................         41,925
   860  Sprint Corp. ............................................         57,889
                                                                    ------------
                                                                         331,306
                                                                    ------------


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        COMPUTER SOFTWARE--1.3%
 1,410  Compuware Corp.(b).......................................   $     52,523
   100  Liberate Technologies, Inc.(b)...........................         25,700
   245  Trintech Group Plc.(b) (ADR).............................         12,127
                                                                    ------------
                                                                          90,350
                                                                    ------------
        COMPUTER SOFTWARE--PC--3.2%
   100  Macromedia, Inc.(b)......................................          7,312
 1,840  Microsoft Corp.(b).......................................        214,820
                                                                    ------------
                                                                         222,132
                                                                    ------------
        COMPUTER SOFTWARE--SYSTEMS--7.9%
   100  Bea Systems, Inc.(b).....................................          6,994
   100  BMC Software, Inc.(b)....................................          7,994
   330  Citrix Systems, Inc.(b)..................................         40,590
   550  Computer Associates International, Inc...................         38,466
   970  EMC Corp.(b).............................................        105,973
 1,520  Oracle Corp.(b)..........................................        170,335
   860  Seagate Technology, Inc.(b)..............................         40,044
   110  Synopsys, Inc.(b)........................................          7,342
   887  Veritas Software Corp.(b)................................        126,952
                                                                    ------------
                                                                         544,690
                                                                    ------------
        COMSUMER GOODS & SERVICES--3.1%
 1,080  Clorox Co................................................         54,405
 1,080  Colgate-Palmolive Co.....................................         70,200
 1,630  Dial Corp. ..............................................         39,629
   430  Procter & Gamble Co......................................         47,112
                                                                    ------------
                                                                         211,346
                                                                    ------------
        CONGLOMERATES--1.8%
 3,240  Tyco International, Ltd..................................        125,955
                                                                    ------------
        CONTAINERS--0.5%
 1,300  Owens Illinois, Inc.(b)..................................         32,581
                                                                    ------------
        ELECTRICAL EQUIPMENT--0.8%
   330  General Electric Co......................................         51,068
                                                                    ------------
        ELECTRONICS--7.8%
 1,960  Analog Devices, Inc.(b)..................................        182,280
    20  Digimarc Corp.(b)........................................          1,000
   860  Flextronics International, Ltd.(b).......................         39,560
 3,000  Hitachi, Ltd. (JPY)......................................         48,155
   330  Intel Corp. .............................................         27,163
 2,160  LSI Logic Corp.(b).......................................        145,800
   330  Micron Technology, Inc.(b)...............................         25,657
   430  Oak Industries, Inc.(b)..................................         45,634
   100  SCI Systems, Inc.(b).....................................          8,219
   220  The Dii Group, Inc.(b)...................................         15,613
                                                                    ------------
                                                                         539,081
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ENTERTAINMENT--4.1%
   760  Carnival Corp. ..........................................   $     36,337
   760  Comcast Corp.(b) ........................................         38,428
 1,680  Infinity Broadcasting Corp.(b)...........................         60,795
 1,300  Time Warner, Inc. .......................................         94,169
   760  CBS Corp.(b).............................................         48,592
                                                                    ------------
                                                                         278,321
                                                                    ------------
        FINANCIAL INSTITUTIONS--3.4%
 1,100  Associates First Capital Corp............................         30,181
 1,300  Citigroup, Inc...........................................         72,231
   860  Federal Home Loan Mortgage Corp. ........................         40,474
   210  Merrill Lynch & Co., Inc.................................         17,535
   330  Morgan Stanley Dean Witter & Co..........................         47,107
   100  Orix Corp. (JPY).........................................         22,531
                                                                    ------------
                                                                         230,059
                                                                    ------------
        FOOD & BEVERAGE PRODUCTS--2.0%
 1,080  Anheuser-Busch Companies, Inc............................         76,545
   550  Nabisco Holdings Corp. ..................................         17,394
   650  Quaker Oats Co...........................................         42,656
                                                                    ------------
                                                                         136,595
                                                                    ------------
        FOREST & PAPER PRODUCTS--0.5%
   550  Bowater, Inc.............................................         29,872
                                                                    ------------
        INSURANCE--5.0%
   702  American International Group, Inc. ......................         75,904
   230  Aon Corp. ...............................................          9,200
 1,390  Axa Financial, Inc.......................................         47,086
   925  CIGNA Corp...............................................         74,520
   860  Hartford Financial Services Group........................         40,742
 1,080  Lincoln National Corp., Inc..............................         43,200
   230  Marsh & Mclennan Companies, Inc. ........................         22,008
   760  ReliaStar Financial Corp.................................         29,782
                                                                    ------------
                                                                         342,442
                                                                    ------------
        INTERNET SERVICES--0.7%
   430  America Online, Inc.(b)..................................         32,438
   100  Ariba, Inc.(b)...........................................         17,738
                                                                    ------------
                                                                          50,176
                                                                    ------------
        MACHINERY--1.7%
   760  Danaher Corp. ...........................................         36,670
   310  Deere & Co...............................................         13,446
   110  Ingersoll-Rand Co. ......................................          6,057
   220  Mannesmann AG (EUR)......................................         53,077
   100  SPX Corp.(b).............................................          8,081
                                                                    ------------
                                                                         117,331
                                                                    ------------

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

             MEDICAL & HEALTH PRODUCTS--4.3%
       2,280 American Home Products Corp.........................   $     89,918
         980 Boston Scientific Corp.(b)..........................         21,437
       1,080 Bristol-Myers Squibb Co. ...........................         69,322
       1,510 Pharmacia & Upjohn, Inc.............................         67,950
       1,190 Sanofi-Synthelabo S.A. (EUR)........................         49,556
                                                                    ------------
                                                                         298,183
                                                                    ------------
             MEDICAL & HEALTH TECHNOLOGY & SERVICES--0.6%
         110 McKesson HBOC, Inc..................................          2,482
         220 Medtronic, Inc......................................          8,016
         540 United Healthcare Corp..............................         28,687
                                                                    ------------
                                                                          39,185
                                                                    ------------
             OIL SERVICES--0.2%
         330 Cooper Cameron Corp.(b).............................         16,149
                                                                    ------------
             OILS--5.4%
         220 Atlantic Richfield Co...............................         19,030
         870 Bp Amoco, Plc.(ADR).................................         51,602
       3,020 Conoco, Inc.........................................         75,123
         220 Devon Energy Corp. .................................          7,233
         860 EOG Resources, Inc..................................         15,104
       1,324 Exxon Mobil Corp....................................        106,665
         650 Noble Drilling Corp.(b).............................         21,287
         100 Total Fina S.A. (ADR)...............................          6,925
         330 Total Fina S.A. (EUR)...............................         44,046
         750 Transocean Sedco Forex, Inc. .......................         25,266
                                                                    ------------
                                                                         372,281
                                                                    ------------
             PHOTOGRAPHIC PRODUCTS--0.2%
         650 Polaroid Corp.......................................         12,228
                                                                    ------------
             PRINTING & PUBLISHING--0.8%
         980 Tribune Co..........................................         53,961
                                                                    ------------
             SPECIAL PRODUCTS & SERVICES--1.4%
         530 Abitibi-Consolidated, Inc...........................          6,294
         470 VeriSign, Inc.(b)...................................         89,741
                                                                    ------------
                                                                          96,035
                                                                    ------------
             STORES--4.4%
         430 Costco Wholesale Corp.(b)...........................         39,238
       1,630 CVS Corp. ..........................................         65,098
         530 Gap, Inc. ..........................................         24,380
       2,050 Office Depot, Inc.(b)...............................         22,422
         320 Tandy Corp. ........................................         15,740
       1,080 TJX Companies, Inc. ................................         22,072
       1,680 Wal-Mart Stores, Inc. ..............................        116,130
                                                                    ------------
                                                                         305,080
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SUPERMARKETS--1.6%
 1,570  Kroger Co.(b)............................................   $     29,634
 2,280  Safeway, Inc.(b).........................................         81,082
                                                                    ------------
                                                                         110,716
                                                                    ------------
        TELECOMMUNICATIONS--6.6%
 1,950  Cisco Systems, Inc.(b)...................................        208,894
   330  Corning, Inc.............................................         42,549
   220  EchoStar Communications Corp.(b).........................         21,450
   100  General Instrument Corp.(b)..............................          8,500
   540  LM Ericsson Telephone Co.(SEK)...........................         34,714
     3  Nippon Telephone & Telegraph Corp. (JPY).................         51,385
   860  Nortel Networks Corp. ...................................         86,860
                                                                    ------------
                                                                         454,352
                                                                    ------------
        UTILITIES--ELECTRIC--1.0%
   650  CMS Energy Corp..........................................         20,272
   650  Texas Utilities Co.......................................         23,116
   330  The AES Corp.(b).........................................         24,668
                                                                    ------------
                                                                          68,056
                                                                    ------------
        UTILITIES--GAS--0.3%
   330  Columbia Energy Group....................................         20,873
                                                                    ------------
        Total Common Stocks
         (Identified Cost $5,267,483)............................      6,323,432
                                                                    ------------

 SHORT-TERM INVESTMENT--6.9%

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)

 $475,000 Federal Home Loan Mortgage Discount Notes, 1.500%,
           1/03/00..............................................   $    474,960
                                                                   ------------
          Total Short-Term Investment
           (Identified Cost $474,960)...........................        474,960
                                                                   ------------
          Total Investments--98.9%
           (Identified Cost $5,742,443)(a)......................      6,798,392
          Other assets less liabilities.........................         73,660
                                                                   ------------
          TOTAL NET ASSETS--100%................................   $  6,872,052
                                                                   ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $5,742,443 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost.......................................................   $1,397,965
 Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value.............     (342,016)
                                                                    ----------
 Net unrealized appreciation.....................................   $1,055,949
                                                                    ==========

  For Federal income tax purposes, the Series has a capital loss carryforward at December 31, 1999 of approximately $16,000 which will expire in 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

(b) Non-income producing security.

Key to Abbreviations:
EUR-- Euro Currency
GBP-- Pound Sterling
JPY-- Japanese Yen
SEK-- Swedish Krona
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999



ASSETS
 Investments at value......................................          $6,798,392
 Cash......................................................               2,652
 Receivable for:
 Securities sold...........................................              34,978
 Fund shares sold..........................................              82,955
 Dividends and interest....................................               2,582
 Due from Investment Adviser...............................               7,077
                                                                     ----------
 Total Assets..............................................           6,928,636
LIABILITIES
 Payable for:
 Fund shares redeemed......................................  $ 3,508
 Securities purchased......................................   31,561
 Due to subcustodian banks.................................    4,855
 Accrued expenses:
 Management fees...........................................    2,017
 Deferred trustees fees....................................      339
 Other expenses............................................   14,304
                                                             -------
 Total Liabilities.........................................              56,584
                                                                     ----------
NET ASSETS.................................................          $6,872,052
                                                                     ==========
 Net assets consist of:
 Capital paid in...........................................          $5,845,517
 Accumulated net investment loss...........................              (5,988)
 Accumulated net realized gains (losses)...................             (23,419)
 Unrealized appreciation (depreciation) on investments and
  foreign currency.........................................           1,055,942
                                                                     ----------
NET ASSETS.................................................          $6,872,052
                                                                     ==========
 Computation of offering price:
 Net asset value and redemption price per share ($6,872,052
  divided by 573,730 shares of beneficial interest)........          $    11.98
                                                                     ==========
 Identified cost of investments............................          $5,742,443
                                                                     ==========

STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 30, 1999(A)
THROUGH DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends...........................................             $   25,606(b)
 Interest............................................                  3,919
                                                                  ----------
                                                                      29,525
EXPENSES
 Management fees.....................................     26,299
 Trustees' fees and expenses.........................      2,731
 Custodian...........................................     30,121
 Audit and tax services..............................      6,000
 Legal...............................................      5,172
 Printing............................................         76
 Miscellaneous.......................................        866
                                                       ---------
  Total expenses.....................................     71,265
  Less expenses assumed by the investment adviser....    (39,708)     31,557
                                                       ---------  ----------
NET INVESTMENT INCOME................................                 (2,032)
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
  Investments--net...................................    (23,419)
  Foreign currency transactions--net.................     (3,956)    (27,375)
                                                       ---------
 Unrealized appreciation (depreciation) on:
  Investments--net                                     1,055,950
  Foreign currency translation--net..................         (8)  1,055,942
                                                       ---------  ----------
 Net gain (loss).....................................              1,028,567
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................             $1,026,535
                                                                  ==========

(a)Commencement of operations.
(b)Net of foreign taxes of $268

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                              APRIL 30, 1999(A)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
FROM OPERATIONS
 Net investment income (loss) ...............................    $   (2,032)
 Net realized gain (loss)....................................       (27,375)
 Unrealized appreciation (depreciation)......................     1,055,942
                                                                 ----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........     1,026,535
                                                                 ----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares................................    11,362,688
 Cost of shares redeemed.....................................    (5,517,171)
                                                                 ----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS...............................................     5,845,517
                                                                 ----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     6,872,052
NET ASSETS
 Beginning of the period.....................................             0
                                                                 ----------
 End of the period...........................................    $6,872,052
                                                                 ==========
UNDISTRIBUTED NET INVESTMENT LOSS
 End of the period...........................................    $   (5,988)
                                                                 ==========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..............................     1,103,624
 Redeemed....................................................      (529,894)
                                                                 ----------
 Net Change..................................................       573,730
                                                                 ==========

(a)Commencement of operations.


FINANCIAL HIGHLIGHTS

                                                              APRIL 30, 1999(A)
                                                                   THROUGH
                                                                DECEMBER 31,
                                                                    1999
                                                              -----------------
Net Asset Value, Beginning of Period.........................      $10.00
                                                                   ------
Income From Investment Operations
 Net Investment Income.......................................        0.00
 Net Realized and Unrealized Gain (Loss) on Investments......        1.98
                                                                   ------
 Total From Investment operations............................        1.98
                                                                   ------
Net Asset Value, End of Period...............................      $11.98
                                                                   ======
TOTAL RETURN (%).............................................        19.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)........        0.90 (c)
Ratio of Net Investment Income to Average Net Assets (%).....       (0.06)(c)
Portfolio Turnover Rate (%)..................................          84
Net Assets, End of Period (000)..............................      $6,872
The Ratios of operating expenses to average net assets
 without giving effect to the voluntary expense agreement
 described in Note 4 to the Financial Statements would have
 been (%)....................................................        2.03 (c)

(a)Commencement of operations.
(b)Not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME
PORTFOLIO MANAGER: GERALD H. SCRIVER AND PHILIP J. COOPER WESTPEAK INVESTMENT ADVISORS, L.P.


[Photos appear here]
Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Westpeak Growth and Income Series returned 9.4% for the year ending December 31, 1999 versus a return of 21.0% for the Standard & Poor's 500 Index./25/ The Lipper Variable Products Growth and Income Fund Average/11/ returned 14.8% over the same time period.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. There was no clear leader last year in terms of market capitalization. The core Russell 1000 Index, Russell Midcap Index and Russell 2000 Index all posted returns in the 18.0% to 21.0% range. A large disparity did occur, however, be-tween the growth and value components of each index. The spread between the two styles' annual return averaged 40.6% across each index. Although it appears that "growth" drove performance in 1999, our research reveals that a relatively small group of stocks exhibiting high volatility actually led the market. Half of last year's gain in the S&P 500 can be attributed to just eight technology stocks. Coincidentally, these same highly volatile stocks also embody growth attributes, explaining why growth indices outperformed. Many reasonably priced, stable growth companies did not participate in the astronomical performance of this narrow group, but are poised to perform well in the coming months.

Q. GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. The portfolio continues to maintain a bias toward attractively priced stocks with strong earnings growth rates. The Series' 23.4 Price to Earnings (PE) ra-tio compares favorably to the S&P 500's 34.2. In addition, a Price to Book ra-tio of 3.7 versus 5.8 for the S&P 500 also reflects our value orientation. The portfolio's earnings are growing at a rate of 16.7%, almost equal to the S&P 500's 17.0% pace. Our P/E to Growth ratio of 1.4 versus 2.0 for the S&P con-firms that we are not over-paying for growth. There were no material changes in the Series over the course of the year.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. A value slant was added to the portfolio in 1999 through our moderate under-exposure to growth characteristics. When observing widely recognized style av-erages like the Russell Growth and Value indexes, it appears that growth domi-nated in 1999. We have found that it was actually other characteristics of com-panies classified as growth that drove performance in 1999; namely, volatility, momentum, and liquidity. Performance was penalized for owning companies with an average market capitalization less than the benchmark. A predominance of low P/E stocks also resulted in a drag on our 1999 relative return. An underweighted posture in Consumer Staples made it the largest sector contribu-tor to our relative performance. Sectors that detracted from relative perfor-mance included an underweight in Technology and an overweight in Financials. Securities that contributed most to relative performance during the past two quarters were overweights in US Cellular, Lehman Brothers, Wal-Mart, Alcoa, and Lexmark Int'l. The largest penalties to performance came from underweighting General Electric, Oracle, and Cisco Systems and overweights in Nabisco and Litton Industries.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. The decade of the 1990s ended on a very positive note for both the economy and the equity market. However, as we enter the new year, there are no signs that the economy is slowing. The economy is reaching an over-extended phase and the Technology/Internet stocks are approaching a classic bubble. While Technol-ogy will continue to be an important part of the world economy, the group's re-cent move has created an opportunity for those, like Westpeak, who remain com-mitted to an investment philosophy emphasizing traditional measures of funda-mental value. Inflationary forces will incite the Fed to raise interest rates in 2000, spurring a correction primarily in technology and Internet companies. Stocks with below average P/Es, above-average growth, and the potential for positive earnings surprises will likely be the new market leaders as we enter the year 2000. We do not anticipate significant changes in the management of the portfolio over the next several quarters.

              A $10,000 Investment Compared to the S&P 500 Index
                          since the Series' Inception

                                   [GRAPH]

            Westpeak Growth
           and Income Series       S&P 500

 4/30/93        10,000              10,000
12/31/93        11,424              10,812
12/31/94        11,310              10,951
12/31/95        15,435              15,056
12/31/96        18,229              18,531
12/31/97        24,327              24,689
12/31/98        30,276              31,787
12/31/99        33,102              38,455

Average Annual Returns

                    Growth &                   Lipper Variable Products Growth
                  Income Series     S&P 500          and Income Average

         1 year       9.4%           21.0%                 14.8%
        3 years      22.0            27.6                  19.3
        5 years      24.0            28.6                  22.2
Since Inception      19.7            22.4                   n/a

[checkmark] FUND FACTS

GOAL: Long-term total return through investment in equity securities.

START DATE: April 30, 1993

SIZE: $418 million as of December 31, 1999

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed Westpeak Stock Index Series since August 1993, New England Growth and Income Fund since May 1995 and New England Capital Growth Fund since February 1998. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--98.0% OF TOTAL NET ASSETS


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--2.5%
  57,100 General Dynamics Corp...................................   $  3,012,025
  46,000 Litton Industries, Inc.(b)..............................      2,294,250
  81,400 Northrop Grumman Corp...................................      4,400,687
  18,800 Rockwell International Corp.(b).........................        900,050
                                                                    ------------
                                                                      10,607,012
                                                                    ------------
         AIRLINES--0.6%
  47,500 Delta Air Lines, Inc....................................      2,366,094
                                                                    ------------
         AUTOMOTIVE--2.0%
  80,300 Ford Motor Co...........................................      4,291,031
  57,200 General Motors Corp.....................................      4,157,725
                                                                    ------------
                                                                       8,448,756
                                                                    ------------
         BANKS--8.1%
  87,900 BB&T Corp...............................................      2,406,263
  93,500 Chase Manhattan Corp....................................      7,263,781
 133,700 Citigroup, Inc..........................................      7,428,706
  64,000 FleetBoston Financial Corp..............................      2,228,000
  28,500 J.P. Morgan & Company, Inc. ............................      3,608,812
  36,200 SouthTrust Corp.........................................      1,368,812
  35,500 SunTrust Banks, Inc.....................................      2,442,844
 156,400 UnionBanCal Corp........................................      6,168,025
  33,400 Washington Mutual, Inc..................................        868,400
                                                                    ------------
                                                                      33,783,643
                                                                    ------------
         BUSINESS SERVICES--1.5%
  65,400 Electronic Data Systems Corp............................      4,377,713
  13,800 SABRE Group Holdings, Inc.(b)...........................        707,250
  21,100 Zebra Technologies Corp.(b).............................      1,234,350
                                                                    ------------
                                                                       6,319,313
                                                                    ------------
         CABLE & OTHER MEDIA--0.9%
  76,400 Cox Communications, Inc.(b).............................      3,934,600
                                                                    ------------
         CHEMICALS--1.7%
  54,400 Dow Chemical Co. .......................................      7,269,200
                                                                    ------------
         COMPUTER SOFTWARE & SERVICES--8.3%
  35,300 Adobe Systems, Inc......................................      2,373,925
  52,900 America Online, Inc.(b).................................      3,990,644
 105,300 Computer Associates International, Inc..................      7,364,419
   7,500 Comverse Technology, Inc.(b)............................      1,085,625
  21,000 Eletronics for Imaging, Inc.(b).........................      1,220,625
 144,700 Microsoft Corp.(b)......................................     16,893,725
  45,400 National Instruments Corp.(b)...........................      1,736,550
                                                                    ------------
                                                                      34,665,513
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMPUTERS & BUSINESS EQUIPMENT--6.7%
  31,400 Adaptec, Inc.(b)........................................   $  1,566,075
 189,100 Cisco Systems, Inc.(b)..................................     20,257,338
  18,000 Gateway, Inc.(b)........................................      1,297,125
  25,400 Lexmark International Group, Inc.(b)....................      2,298,700
  57,800 Pitney Bowes, Inc.......................................      2,792,462
                                                                    ------------
                                                                      28,211,700
                                                                    ------------
         CONSTRUCTION--0.9%
  38,700 Lafarge Corp............................................      1,069,087
  61,600 USG Corp. ..............................................      2,902,900
                                                                    ------------
                                                                       3,971,987
                                                                    ------------
         CONSUMER GOODS & SERVICES--0.7%
  28,600 Minnesota Mining & Manufactoring Co.....................      2,799,225
                                                                    ------------
         DRUGS--6.7%
  56,100 Allergan, Inc...........................................      2,790,975
 166,800 Bristol-Myers Squibb Co.................................     10,706,475
  30,800 Forest Laboratories, Inc.(b)............................      1,892,275
  40,500 IVAX Corp.(b)...........................................      1,042,875
 359,400 Pfizer, Inc.............................................     11,658,037
                                                                    ------------
                                                                      28,090,637
                                                                    ------------
         ELECTRIC UTILITIES--4.1%
 115,800 DTE Energy Co. .........................................      3,633,225
  73,800 Energy East Corp........................................      1,535,963
 116,700 Entergy Corp............................................      3,005,025
  57,300 GPU, Inc. ..............................................      1,715,419
 204,100 Public Service Enterprise Group, Inc....................      7,105,231
                                                                    ------------
                                                                      16,994,863
                                                                    ------------
         ELECTRONICS--2.2%
  81,500 Lucent Technologies, Inc................................      6,097,219
  57,300 Vishay Intertechnology, Inc.(b).........................      1,812,112
  24,000 Xilinx, Inc.(b).........................................      1,091,250
                                                                    ------------
                                                                       9,000,581
                                                                    ------------
         ENERGY RESERVES--5.1%
  25,700 Chevron Corp............................................      2,226,263
  33,400 Coastal Corp............................................      1,183,613
  66,500 Exxon Mobil Corp. ......................................      5,357,406
  44,800 Phillips Petroleum Co...................................      2,105,600
 100,500 Royal Dutch Petroleum Co.(ADR)..........................      6,073,969
  61,400 Texaco, Inc.............................................      3,334,787
  20,500 Vastar Resources, Inc...................................      1,209,500
                                                                    ------------
                                                                      21,491,138
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)


                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         FINANCIAL SERVICES--2.5%
  49,300 Federal Home Loan Mortgage Corp.........................   $  2,320,181
  67,300 Federal National Mortgage Association...................      4,202,044
  41,800 Marsh & McLennan Companies, Inc.........................      3,999,737
                                                                    ------------
                                                                      10,521,962
                                                                    ------------
         FOOD & BEVERAGES--3.4%
  20,700 Hormel Foods Corp.......................................        840,938
 234,500 IBP, Inc................................................      4,221,000
 214,300 Nabisco Group Holdings Corp.............................      2,276,937
  33,900 Quaker Oats Co. ........................................      2,224,688
 225,700 Supervalu, Inc..........................................      4,514,000
                                                                    ------------
                                                                      14,077,563
                                                                    ------------


         GAS & PIPELINE UTILITIES--0.5%
  51,700 El Paso Energy Corp.....................................      2,006,606
                                                                    ------------

         HEALTH CARE--PRODUCTS--5.0%
  68,100 Abbott Laboratories.....................................      2,472,881
 164,800 Tyco International, Ltd.................................      6,406,600
 129,700 Johnson & Johnson.......................................     12,078,313
                                                                    ------------
                                                                      20,957,794
                                                                    ------------
         HEALTH CARE--SERVICES--0.6%
  17,300 PacifiCare Health Systems, Inc..........................        916,900
  29,900 United Healthcare Corp..................................      1,588,437
                                                                    ------------
                                                                       2,505,337
                                                                    ------------
         HOUSEHOLD PRODUCTS--1.1%
  54,800 Kimberly-Clark Corp.....................................      3,575,700
  16,300 Whirlpool Corp..........................................      1,060,519
                                                                    ------------
                                                                       4,636,219
                                                                    ------------
         INDUSTRIAL PARTS & MACHINERY--2.0%
  28,900 Cummins Engine, Inc.....................................      1,396,231
  33,700 Dover Corp..............................................      1,529,138
  18,200 Eaton Corp..............................................      1,321,775
  45,400 Ingersoll-Rand Co.......................................      2,499,838
  34,500 Parker Hannifin Corp....................................      1,770,281
                                                                    ------------
                                                                       8,517,263
                                                                    ------------
         INSURANCE--OTHER--0.9%
  70,900 Ambac Financial Group, Inc..............................      3,700,094
                                                                    ------------
         LIFE INSURANCE--1.4%
  29,800 Aetna, Inc..............................................      1,663,213
  99,600 Lincoln National Corp., Inc.............................      3,984,000
                                                                    ------------
                                                                       5,647,213
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         MEDIA & ENTERTAINMENT--0.7%
  24,600 AT&T Corp. - Liberty Media Group........................   $  1,396,050
  27,100 Tribune Co..............................................      1,492,194
                                                                    ------------
                                                                       2,888,244
                                                                    ------------
         METALS & MINING--1.0%
  73,100 Alcan Aluminium, Ltd....................................      3,010,806
  14,400 Alcoa, Inc..............................................      1,195,200
                                                                    ------------
                                                                       4,206,006
                                                                    ------------
         PAPER & FOREST PRODUCTS--0.7%
  44,900 Temple-Inland, Inc......................................      2,960,594
                                                                    ------------
         PROPERTY & CASUALTY INSURANCE--1.4%
  70,000 Allmerica Financial Corp................................      3,893,750
  59,800 St. Paul Companies, Inc.................................      2,014,512
                                                                    ------------
                                                                       5,908,262
                                                                    ------------
         PUBLISHING--1.9%
  64,700 Gannett Company, Inc. ..................................      5,277,094
   4,500 Washington Post Co......................................      2,501,437
                                                                    ------------
                                                                       7,778,531
                                                                    ------------
         RAILROADS & EQUIPMENT--0.7%
  67,600 Union Pacific Corp......................................      2,949,050
                                                                    ------------
         RETAIL--DEPARTMENT STORE--3.6%
  21,500 Dayton Hudson Corp......................................      1,578,906
  44,300 Federated Department Stores, Inc.(b)....................      2,239,919
 161,800 Wal-Mart Stores, Inc....................................     11,184,425
                                                                    ------------
                                                                      15,003,250
                                                                    ------------
         RETAIL--SPECIALTY--0.5%
  27,750 Home Depot, Inc. .......................................      1,902,609
                                                                    ------------
         SECURITIES & ASSET MANAGEMENT--2.9%
 130,371 Bear Stearns Companies, Inc. ...........................      5,573,360
  19,900 Lehman Brothers Holdings, Inc...........................      1,685,281
  14,200 Morgan Stanley Dean Witter & Co.........................      2,027,050
  72,700 PaineWebber Group, Inc..................................      2,821,669
                                                                    ------------
                                                                      12,107,360
                                                                    ------------
         SEMICONDUCTORS--4.4%
  46,200 Applied Materials, Inc.(b)..............................      5,852,963
  15,900 LSI Logic Corp.(b)......................................      1,073,250
  12,100 STMicroelectronics N.V. (ADR)...........................      1,832,394
  97,100 Texas Instruments, Inc. ................................      9,406,562
                                                                    ------------
                                                                      18,165,169
                                                                    ------------
         TELECOMMUNICATION--10.1%
  20,600 ALLTEL Corp. ...........................................      1,703,363
 157,500 AT & T Corp.............................................      7,993,125


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         TELECOMMUNICATION--(CONTINUED)
 215,300 BellSouth Corp..........................................     10,078,731
 112,050 MCI Worldcom, Inc.(b)...................................      5,945,653
  47,400 Motorola, Inc...........................................      6,979,650
  11,800 Nortel Networks Corp....................................      1,191,800
  98,036 SBC Communications, Inc.................................      4,779,255
  32,400 United States Cellular Corp.(b).........................      3,270,375
                                                                    ------------
                                                                      41,941,952
                                                                    ------------
         THRIFTS--0.7%
  89,200 Golden West Financial Corp..............................      2,988,200
                                                                    ------------
         Total Common Stocks
          (Identified Cost $386,762,611).........................    409,323,540
                                                                    ------------

SHORT-TERM INVESTMENT--1.9%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $7,738,000 Repurchase Agreement with State Street Corp. dated
             12/31/1999 at 2.5% to be repurchased at $7,739,612
             on 1/3/2000, collateralized by $7,655,000 U.S.
             Treasury Bonds, 6.750% due 8/15/2026 with a value
             of $7,894,219......................................   $  7,738,000
                                                                   ------------
            Total Short-Term Investments
             (Identified Cost $7,738,000).......................      7,738,000
                                                                   ------------
            Total Investments--99.9%
             (Identified Cost $394,500,611)(a)..................    417,061,540
            Other assets less liabilities.......................        478,261
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $417,539,801
                                                                   ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $394,531,073 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost...............  $48,633,714
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value............... (26,103,247)
                                                                   ------------
   Net unrealized appreciation.................................... $ 22,530,467
                                                                   ============

(b) Non-income producing security.

Key to abbreviations:

ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
      (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999


ASSETS
 Investments at value....................................           $417,061,540
 Cash....................................................                    828
 Receivable for:
 Fund shares sold........................................                850,958
 Dividends and interest..................................                412,963
                                                                    ------------
 Total Assets............................................            418,326,289
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $521,020
 Accrued expenses:
 Management fees.........................................   231,576
 Deferred trustees fees..................................     9,747
 Other expenses..........................................    24,145
                                                           --------
 Total Liabilities.......................................                786,488
                                                                    ------------
NET ASSETS...............................................           $417,539,801
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $385,651,488
 Undistributed net investment income.....................                  6,957
 Accumulated net realized gains (losses).................              9,320,427
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................             22,560,929
                                                                    ------------
NET ASSETS...............................................           $417,539,801
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($417,539,801 divided by 2,103,612 shares of beneficial
 interest)...............................................           $     198.49
                                                                    ============
Identified cost of investments...........................           $394,500,611
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends..........................................             $ 5,547,321(a)
 Interest...........................................                 410,900
                                                                 -----------
                                                                   5,958,221
                                                                 -----------
EXPENSES
 Management fees....................................  $2,410,327
 Trustees' fees and expenses........................      19,116
 Custodian..........................................      77,936
 Audit and tax services.............................      11,891
 Legal..............................................      22,588
 Printing...........................................      74,088
 Insurance..........................................       7,186
 Miscellaneous......................................       5,355
                                                      ----------
 Total Expenses.....................................               2,628,487
                                                                 -----------
NET INVESTMENT INCOME...............................               3,329,734
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net...................................              52,016,715
 Unrealized appreciation
  (depreciation) on:
 Investments--net...................................             (24,538,317)
                                                                 -----------
Net gain (loss).....................................              27,478,398
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................             $30,808,132
                                                                 ===========

(a) Net of foreign taxes of $104,037

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1999          1998
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  3,329,734  $  1,668,044
 Net realized gain (loss)..........................    52,016,715    19,998,285
 Unrealized appreciation (depreciation)............   (24,538,317)   24,191,543
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.......................................    30,808,132    45,857,872
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................    (3,333,829)   (1,671,571)
 Net realized gain.................................   (50,277,567)  (17,136,182)
                                                     ------------  ------------
 Total distributions...............................   (53,611,396)  (18,807,753)
                                                     ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   186,369,857   131,989,323
 Reinvestment of distributions.....................    53,611,396    18,807,753
 Cost of shares redeemed...........................   (81,195,387)  (49,028,374)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   158,785,866   101,768,702
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   135,982,602   128,818,821
NET ASSETS
 Beginning of the year.............................   281,557,199   152,738,378
                                                     ------------  ------------
 End of the year...................................  $417,539,801  $281,557,199
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year...................................  $      6,957  $     11,052
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       860,143       660,083
 Issued in reinvestment of distributions...........       267,460        90,448
 Redeemed..........................................      (375,398)     (247,768)
                                                     ------------  ------------
 Net Change........................................       752,205       502,763
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1999      1998      1997     1996     1995
                                 --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year..........................  $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                                 --------  --------  --------  -------  -------
Income From Investment
 Operations
Net Investment Income..........      1.78      1.30      1.37     1.78     1.77
Net Realized and Unrealized
 Gain (Loss) on Investments....     17.51     42.44     48.76    23.69    37.91
                                 --------  --------  --------  -------  -------
Total From Investment
 operations....................     19.29     43.74     50.13    25.47    39.68
                                 --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income............     (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
 Distributions From Net
  Realized Capital Gains.......    (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                                 --------  --------  --------  -------  -------
Total Distributions............    (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                                 --------  --------  --------  -------  -------
Net Asset Value, End of Year...  $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                                 ========  ========  ========  =======  =======
TOTAL RETURN (%)...............       9.4      24.4      33.5     18.1     36.5
Ratio of Operating Expenses to
 Average Net Assets (%)........      0.74      0.78      0.82     0.85     0.85
Ratio of Net Investment Income
 to Average Net Assets (%).....      0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate (%)....       115       100        93      104       92
Net Assets, End of Year (000)    $417,540  $281,557  $152,738  $82,330  $48,129
The Ratios of operating
 expenses to average net assets
 without giving effect to a
 voluntary expense agreement
 would have been (%)...........        --        --        --     0.91     1.06

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGERS: GERALD H. SCRIVER AND PHILIP J. COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTO APPEARS HERE]
[PHOTO APPEARS HERE]

Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The Westpeak Stock Index Series returned 20.4% for the year ending December 31, 1999 versus a return of 21.0% for the Standard & Poor's 500 Index/25/. The Series remained fully invested in stocks that make up the S&P 500 Index. It is our strategy to weight the allocation of the Series virtually in the same pro-portion as the S&P 500 Index as a means to duplicate the performance of the In-dex.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A. There was no clear leader last year in terms of market capitalization. The core Russell 1000 Index, Russell Midcap Index and Russell 2000 Index all posted returns in the 18.0% to 21.0% range. A large disparity did occur, however, be-tween the growth and value components of each index. The spread between the two styles' annual return averaged 40.6% across each index. Although it appears that "growth" drove performance in 1999, our research reveals that a relatively small group of stocks exhibiting high volatility actually led the market. Half of last year's gain in the S&P 500 can be attributed to just eight technology stocks. Coincidentally, these same highly volatile stocks also embody growth attributes, explaining why growth indices outperformed. Many reasonably priced, stable growth companies did not participate in the astronomical performance of this narrow group, but are poised to perform well in the coming months.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. The decade of the 1990s ended on a very positive note for both the economy and the equity market. However, as we enter the new year, there are no signs that the economy is slowing. The economy is reaching an over-extended phase and the Technology/Internet stocks are approaching a classic bubble. While Technol-ogy will continue to be an important part of the world economy, the group's re-cent move has created an opportunity for those, like Westpeak, who remain com-mitted to an investment philosophy emphasizing traditional measures of funda-mental value. Inflationary forces will incite the Fed to raise interest rates in 2000, spurring a correction primarily in technology and Internet companies. Stocks with below average P/Es, above-average growth, and the potential for positive earnings surprises will likely be the new market leaders as we enter the year 2000. We do not anticipate significant changes in the management of the portfolio over the next several quarters.

              A $10,000 Investment Compared to the S&P 500 Index
                            over the past 10 years

                                   [GRAPH]

            Westpeak Stock
             Index Series          S&P 500

12/31/89        10,000              10,000
12/31/90         9,587               9,682
12/31/91        12,504              12,642
12/31/92        13,418              13,614
12/31/93        14,720              14,974
12/31/94        14,885              15,166
12/31/95        20,377              20,851
12/31/96        24,959              25,663
12/31/97        33,072              34,191
12/31/98        42,305              44,021
12/31/99        50,937              53,256

Average Annual Returns

                 Stock Index                   Lipper Variable Products
                   Series         S&P 500     S&P 500 Fund Index Average

         1 year     20.4%          21.0%                20.5%
        3 years     26.8           27.6                 27.1
        5 years     27.9           28.6                 28.1
       10 years     17.7           18.2                 17.7
Since Inception     16.3           16.8                  n/a

[CHECKMARK]   FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

START DATE: March 30, 1987

SIZE: $270 million as of December 31, 1999

MANAGERS: Gerald H. Scriver and Philip J. Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993, New England Growth and Income Fund since May 1995 and New England Capital Growth Fund since February 1998. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--98.1% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE & DEFENSE--1.0%
  2,200 B.F. Goodrich Co. .......................................   $     60,500
 20,754 Boeing Co................................................        862,588
  4,300 General Dynamics Corp....................................        226,825
  8,630 Lockheed Martin Corp.....................................        188,781
  1,400 Northrop Grumman Corp. ..................................         75,687
  1,000 PerkinElmer, Inc.........................................         41,687
  7,200 Raytheon Co., Class B....................................        191,250
  3,300 Textron, Inc. ...........................................        253,069
  2,500 TRW, Inc.................................................        129,844
 10,400 United Technologies Corp. ...............................        676,000
                                                                    ------------
                                                                       2,706,231
                                                                    ------------
        AIRLINES--0.2%
  3,300 AMR Corp.(b).............................................        221,100
  2,900 Delta Air Lines, Inc. ...................................        144,456
 10,700 Southwest Airlines Co....................................        173,206
  1,500 U.S. Airways Group, Inc.(b)..............................         48,094
                                                                    ------------
                                                                         586,856
                                                                    ------------
        APPAREL & TEXTILES--0.2%
  1,200 Liz Claiborne, Inc.......................................         45,150
  6,000 NIKE, Inc., Class B......................................        297,375
  1,100 Reebok International, Ltd.(b)............................          9,006
    600 Russell Corp.............................................         10,050
    300 Springs Industries, Inc..................................         11,981
  2,500 VF Corp..................................................         75,000
                                                                    ------------
                                                                         448,562
                                                                    ------------
        AUTOMOTIVE--1.1%
  1,600 Cooper Tire & Rubber Co..................................         24,900
  3,422 Dana Corp................................................        102,446
 12,125 Delphi Automotive Systems Corp...........................        190,969
 26,200 Ford Motor Co. ..........................................      1,400,063
 13,900 General Motors Corp......................................      1,010,356
  3,400 Goodyear Tire & Rubber Co. ..............................         95,838
  1,900 ITT Industries, Inc......................................         63,531
  1,320 Navistar International Corp., Inc.(b)....................         62,535
  1,590 PACCAR, Inc. ............................................         70,457
                                                                    ------------
                                                                       3,021,095
                                                                    ------------
        BANKS--5.3%
  8,350 AmSouth Bancorporation...................................        161,259
 37,424 Bank of America Corp. ...................................      1,878,217
  6,900 BB&T Corp................................................        188,888
 18,040 Chase Manhattan Corp.....................................      1,401,483
 73,179 Citigroup, Inc...........................................      4,066,008
  3,400 Comerica, Inc............................................        158,738
  6,500 Fifth Third Bancorp......................................        476,938
 20,570 First Union Corp. .......................................        674,953

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

 19,985 FleetBoston Financial Corp...............................   $    695,728
  4,974 Huntington Bancshares, Inc. .............................        118,754
  3,800 J.P. Morgan & Co., Inc...................................        481,175
  9,500 KeyCorp..................................................        210,188
 11,000 Mellon Financial Corp. ..................................        374,687
 13,400 National City Corp. .....................................        317,412
  2,600 Old Kent Financial Corp..................................         91,975
  6,600 PNC Bank Corp. ..........................................        293,700
  4,800 Regions Financial Corp...................................        120,600
  3,600 SouthTrust Corp..........................................        136,125
  3,800 Summit Bancorp...........................................        116,375
  7,000 Sun Trust Banks, Inc.....................................        481,687
  5,750 Synovus Financial Corp...................................        114,281
  3,000 Union Planters Corp......................................        118,313
  4,400 Wachovia Corp. ..........................................        299,200
 35,730 Wells Fargo & Co.........................................      1,444,832
                                                                    ------------
                                                                      14,421,516
                                                                    ------------
        BANKS & THRIFTS--1.0%
 15,800 Bank of New York Co., Inc................................        632,000
 25,392 Bank One Corp............................................        814,131
 21,209 Firstar Corp. ...........................................        448,040
  4,800 Northern Trust Corp......................................        254,400
  3,500 State Street Corp........................................        255,719
 15,808 U.S. Bancorp.............................................        376,428
                                                                    ------------
                                                                       2,780,718
                                                                    ------------
        BROADCASTING--0.7%
 16,100 Comcast Corp.(b).........................................        814,056
 13,100 MediaOne Group, Inc.(b)..................................      1,006,244
                                                                    ------------
                                                                       1,820,300
                                                                    ------------
        BUSINESS SERVICES--1.2%
 13,300 Automatic Data Processing, Inc...........................        716,538
  3,100 Ceridian Corp.(b)........................................         66,844
  3,500 Computer Sciences Corp.(b)...............................        331,188
 10,700 Electronic Data Systems Corp.............................        716,231
  6,740 IMS Health, Inc..........................................        183,244
  3,200 Network Appliance, Inc.(b)...............................        265,800
  3,800 Omnicom Group, Inc.......................................        380,000
  5,300 Paychex, Inc.............................................        212,000
  2,500 Quintiles Transnational Corp.(b).........................         46,719
    500 Shared Medical Systems Corp..............................         25,469
  6,200 The Interpublic Group of Companies, Inc..................        357,663
                                                                    ------------
                                                                       3,301,696
                                                                    ------------
        CHEMICALS--2.0%
  5,000 Air Products & Chemicals, Inc............................        167,813
  1,600 Ashland, Inc.............................................         52,700
  2,500 Avery Dennison Corp......................................        182,188

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         CHEMICALS--(CONTINUED)
   4,750 Dow Chemical Co. .......................................   $    634,719
  22,077 E.I. Du Pont de Nemours & Co............................      1,454,323
   1,600 Eastman Chemical Co.....................................         76,300
   2,800 Ecolab, Inc.............................................        109,550
   2,925 Engelhard Corp..........................................         55,209
   1,200 Great Lakes Chemical Corp...............................         45,825
   2,100 Hercules, Inc...........................................         58,538
   8,700 Minnesota Mining & Manufactoring Co. ...................        851,512
  13,700 Monsanto Co. ...........................................        488,063
   7,400 Occidental Petroleum Corp...............................        160,025
   3,800 PPG Industries, Inc.....................................        237,737
   3,400 Praxair, Inc............................................        171,062
   4,685 Rohm & Haas Co..........................................        190,621
   1,696 Sealed Air Corp.(b).....................................         87,874
   3,700 Sherwin-Williams Co.....................................         77,700
   2,900 Union Carbide Corp......................................        193,575
   2,100 Vulcan Materials Co.....................................         83,869
   1,400 W.R. Grace & Co.(b).....................................         19,425
   2,075 Westvaco Corp...........................................         67,697
                                                                    ------------
                                                                       5,466,325
                                                                    ------------
         COMPUTER HARDWARE--1.1%
   3,700 Analog Devices, Inc.(b).................................        344,100
  33,600 Sun Microsystems, Inc.(b)...............................      2,601,900
                                                                    ------------
                                                                       2,946,000
                                                                    ------------
         COMPUTER SOFTWARE & SERVICES--9.7%
   2,600 Adobe Systems, Inc. ....................................        174,850
  48,000 America Online, Inc.(b).................................      3,621,000
   1,100 Autodesk, Inc. .........................................         37,125
   5,200 BMC Software, Inc.(b)...................................        415,675
  15,648 Cendant Corp.(b)........................................        415,650
  11,600 Computer Associates International, Inc. ................        811,275
   7,700 Compuware Corp.(b)......................................        286,825
   1,500 Comverse Technology, Inc.(b)............................        217,125
   9,300 First Data Corp. .......................................        458,606
 110,500 Microsoft Corp.(b)......................................     12,900,875
   7,500 Novell, Inc.(b).........................................        299,531
  31,205 Oracle Corp.(b).........................................      3,496,910
   5,800 Parametric Technology Corp.(b)..........................        156,962
   5,200 Peoplesoft, Inc.(b).....................................        110,825
   6,600 Unisys Corp.(b).........................................        210,787
   5,720 Yahoo!, Inc.(b).........................................      2,474,973
                                                                    ------------
                                                                      26,088,994
                                                                    ------------
         COMPUTERS & BUSINESS EQUIPMENT--8.6%
   7,700 3Com Corp.(b)...........................................        361,900
   2,200 Adaptec, Inc............................................        109,725
   3,500 Apple Computer, Inc.(b).................................        359,844
   3,800 Cabletron Systems, Inc.(b)..............................         98,800

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

 70,350 Cisco Systems, Inc.(b)...................................   $  7,536,244
  1,900 Citrix Systems, Inc.(b)..................................        233,700
 36,847 Compaq Computer Corp.....................................        997,172
 55,000 Dell Computer Corp.......................................      2,805,000
 21,981 EMC Corp.(b).............................................      2,401,424
  6,800 Gateway, Inc.(b).........................................        490,025
 21,900 Hewlett-Packard Co. .....................................      2,495,231
  2,800 IKON Office Solutions, Inc. .............................         19,075
 39,200 International Business Machines Corp. ...................      4,233,600
  2,800 Lexmark International Group, Inc.(b).....................        253,400
  5,800 Pitney Bowes, Inc. ......................................        280,212
  4,500 Seagate Technology, Inc.(b)..............................        209,531
  3,500 Silicon Graphics, Inc.(b)................................         34,344
 14,300 Xerox Corp. .............................................        324,431
                                                                    ------------
                                                                      23,243,658
                                                                    ------------
        CONSTRUCTION--0.2%
    800 Armstrong World Industries, Inc. ........................         26,700
  1,100 Centex Corp. ............................................         27,156
    700 Fleetwood Enterprises, Inc...............................         14,438
  1,500 Fluor Corp...............................................         68,813
    311 Huttig Building Products, Inc.(b)........................          1,536
    900 Kaufman & Broad Home Corp................................         21,769
  9,500 Masco Corp...............................................        241,063
  1,000 Owens Corning............................................         19,312
    800 Pulte Corp...............................................         18,000
                                                                    ------------
                                                                         438,787
                                                                    ------------
        CONSUMER GOODS & SERVICES--0.2%
  1,800 Black & Decker Corp......................................         94,050
  1,800 Maytag Corp..............................................         86,400
  5,923 McKesson HBOC, Inc.......................................        133,638
  1,600 Whirlpool Corp...........................................        104,100
                                                                    ------------
                                                                         418,188
                                                                    ------------
        DRUGS--5.7%
  2,800 Allergan, Inc. ..........................................        139,300
  2,100 ALZA Corp.(b)............................................         72,713
 28,300 American Home Products Corp..............................      1,116,081
 22,000 Amgen, Inc.(b)...........................................      1,321,375
 42,960 Bristol-Myers Squibb Co. ................................      2,757,495
  5,800 Cardinal Health, Inc.....................................        277,675
 23,700 Eli Lilly & Co. .........................................      1,576,050
 50,800 Merck & Co., Inc. .......................................      3,406,775
 83,900 Pfizer, Inc. ............................................      2,721,506
 10,980 Pharmacia & Upjohn, Inc. ................................        494,100
 31,800 Schering-Plough Corp.....................................      1,341,562
  2,000 Sigma-Aldrich Corp.......................................         60,125
  2,100 Watson Pharmaceuticals, Inc.(b)..........................         75,206
                                                                    ------------
                                                                      15,359,963
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRIC UTILITIES--1.6%
  4,500 AES Corp.(b).............................................   $    336,375
  2,900 Ameren Corp..............................................         94,975
  4,200 American Electric Power, Inc.  ..........................        134,925
  3,400 Carolina Power & Light Co................................        103,488
  4,400 Central & South West Corp................................         88,000
  3,411 Cinergy Corp.............................................         82,290
  2,600 CMS Energy Corp..........................................         81,088
  4,700 Consolidated Edison, Inc.................................        162,150
  3,100 Constellation Energy Group...............................         89,900
  4,050 Dominion Resources, Inc..................................        158,963
  3,100 DTE Energy Co............................................         97,263
  7,827 Duke Energy Co...........................................        392,328
  7,500 Edison International.....................................        196,406
  5,300 Entergy Corp.............................................        136,475
  5,100 FirstEnergy Corp.........................................        115,706
  2,000 Florida Progress Corp....................................         84,625
  3,900 FPL Group, Inc.  ........................................        166,969
  2,700 GPU, Inc.................................................         80,831
  2,500 New Century Energies, Inc................................         75,937
  4,000 Niagara Mohawk Holdings, Inc.(b).........................         55,750
  3,100 Northern States Power Co.................................         60,450
  4,000 PECO Energy Co...........................................        139,000
  8,400 PG&E Corp. ..............................................        172,200
  1,800 Pinnacle West Capital Corp...............................         55,012
  3,400 PP&L Resources, Inc......................................         77,775
  4,700 Public Service Enterprise Group, Inc.....................        163,619
  6,548 Reliant Energy, Inc......................................        149,785
 14,800 Southern Co..............................................        347,800
  6,025 Texas Utilities Co.......................................        214,264
  4,700 Unicom Corp.  ...........................................        157,450
                                                                    ------------
                                                                       4,271,799
                                                                    ------------
        ELECTRONICS--3.8%
  1,530 Andrew Corp..............................................         28,974
  2,000 Cooper Industries, Inc...................................         80,875
  5,300 Corning, Inc.............................................        683,369
  1,600 Eaton Corp...............................................        116,200
  9,400 Emerson Electric Co......................................        539,325
    800 Foster Wheeler Corp. ....................................          7,100
  3,800 General Instrument Corp.(b)..............................        323,000
 11,900 Honeywell International, Inc.............................        686,481
  1,800 Johnson Controls, Inc....................................        102,375
 66,384 Lucent Technologies, Inc. ...............................      4,966,353
  1,000 Millipore Corp...........................................         38,625
  3,300 Molex, Inc...............................................        187,069
  2,200 PE Corp..................................................        264,687
  4,100 Rockwell Intl Corp New...................................        196,287
  1,600 Scientific-Atlanta, Inc..................................         89,000
  5,800 Solectron Corp.(b).......................................        551,725
    950 Tektronix, Inc. .........................................         36,931
  8,500 Tellabs, Inc.(b).........................................        545,594

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

  3,700 Teradyne, Inc.(b)........................................   $    244,200
  3,100 Thermo Electron Corp.(b).................................         46,500
  1,200 Thomas & Betts Corp. ....................................         38,250
  1,900 W.W.Grainger, Inc........................................         90,844
  6,800 Xilinx, Inc.(b)..........................................        309,187
                                                                    ------------
                                                                      10,172,951
                                                                    ------------
        ENERGY RESERVES--4.8%
  2,000 Amerada Hess Corp........................................        113,500
  2,800 Anadarko Petroleum Corp..................................         95,550
  2,400 Apache Corp..............................................         88,650
  7,000 Atlantic Richfield Co. ..................................        605,500
  3,862 Burlington Resources, Inc................................        127,687
 14,200 Chevron Corp.............................................      1,230,075
  4,500 Coastal Corp. ...........................................        159,469
 13,400 Conoco, Inc., Class B....................................        333,325
 75,042 Exxon Mobil Corp.........................................      6,045,571
  5,400 Phillips Petroleum Co. ..................................        253,800
 46,400 Royal Dutch Petroleum Co.(ADR)...........................      2,804,300
 12,000 Texaco, Inc..............................................        651,750
  4,580 Transocean Sedco Forex, Inc..............................        154,289
  5,164 Union Pacific Resources Group, Inc.......................         65,841
  5,200 Unocal Corp..............................................        174,525
                                                                    ------------
                                                                      12,903,832
                                                                    ------------
        ENVIRONMENTAL SERVICES--0.1%
  3,900 Allied Waste Industries, Inc.(b).........................         34,369
 13,300 Waste Management, Inc....................................        228,594
                                                                    ------------
                                                                         262,963
                                                                    ------------
        FINANCIAL SERVICES--6.6%
  9,700 American Express Co......................................      1,612,625
  5,500 Aon Corp.................................................        220,000
 15,702 Associates First Capital Corp............................        430,824
  4,200 Capital One Financial Corp...............................        202,388
  2,300 Countrywide Credit Industries, Inc.......................         58,075
  3,320 Dun & Bradstreet Corp....................................         97,940
  2,900 Equifax, Inc. ...........................................         68,331
 15,100 Federal Home Loan Mortgage Corp..........................        710,644
 22,200 Federal National Mortgage Association....................      1,386,113
 71,000 General Electric Co......................................     10,987,250
  2,000 H & R Block, Inc.........................................         87,500
 10,253 Household International, Inc.............................        381,924
  5,700 Marsh & McLennan Companies, Inc..........................        545,419
 17,270 MBNA Corp................................................        470,608
  3,050 Providian Financial Corp.................................        277,740
  3,500 SLM Holding Corp.........................................        147,875
                                                                    ------------
                                                                      17,685,256
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        FOOD & BEVERAGES--3.1%
 13,765 Archer-Daniels-Midland Co................................   $    167,761
  5,900 Bestfoods................................................        310,119
  9,300 Campbell Soup Co.........................................        359,794
  9,100 Coca Cola Enterprises, Inc...............................        183,138
 53,500 Coca-Cola Co.............................................      3,116,375
 10,400 ConAgra, Inc.............................................        234,650
  6,600 General Mills, Inc.......................................        235,950
  7,700 H. J. Heinz Co...........................................        306,556
  2,900 Hershey Foods Corp.......................................        137,750
  8,800 Kellogg Co...............................................        271,150
  6,700 Nabisco Group Holdings Corp..............................         71,188
 31,700 PepsiCo, Inc.............................................      1,117,425
  2,900 Quaker Oats Co...........................................        190,312
 19,600 Sara Lee Corp............................................        432,425
  2,900 Supervalu, Inc...........................................         58,000
  7,200 Sysco Corp...............................................        284,850
 12,328 Unilever N.V.(ADR).......................................        671,105
  2,500 William Wrigley Jr. Co...................................        207,343
                                                                    ------------
                                                                       8,355,891
                                                                    ------------
        FREIGHT TRANSPORTATION--0.1%
  6,360 FDX Corp.(b).............................................        260,363
                                                                    ------------
        GAS & PIPELINE UTILITIES--0.2%
  1,800 Columbia Energy Group....................................        113,850
  2,100 Consolidated Natural Gas Co..............................        136,369
  4,800 El Paso Energy Corp......................................        186,300
    900 Nicor, Inc...............................................         29,250
    600 ONEOK, Inc...............................................         15,075
    800 Peoples Energy Corp. ....................................         26,800
  4,855 Sempra Energy............................................         84,355
                                                                    ------------
                                                                         591,999
                                                                    ------------
        HEALTH CARE--PRODUCTS--3.4%
 32,900 Abbott Laboratories......................................      1,194,681
  1,100 Bausch & Lomb, Inc.......................................         75,281
  6,300 Baxter International, Inc................................        395,719
  5,300 Becton, Dickinson & Co...................................        141,775
  2,400 Biomet, Inc..............................................         96,000
  8,900 Boston Scientific Corp.(b)...............................        194,688
  1,000 C.R. Bard, Inc...........................................         53,000
  6,500 Guidant Corp.(b).........................................        305,500
 29,100 Johnson & Johnson........................................      2,709,938
  1,500 Mallinckrodt, Inc........................................         47,719
 25,400 Medtronic, Inc...........................................        925,512
  1,600 St. Jude Medical, Inc.(b)................................         49,100
 36,256 Tyco International, Ltd..................................      1,409,452
 18,500 Warner-Lambert Co........................................      1,515,843
                                                                    ------------
                                                                       9,114,208
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HEALTH CARE--SERVICES--0.4%
 12,086 Columbia/HCA Healthcare Corp.............................   $    354,271
  2,200 HCR Manor Care, Inc.(b)..................................         35,200
  8,700 HEALTHSOUTH Corp.(b).....................................         46,763
  3,100 Humana, Inc.(b)..........................................         25,381
  5,500 Service Corporation International........................         38,156
  6,700 Tenet Healthcare Corp.(b)................................        157,450
  3,800 United Healthcare Corp...................................        201,875
  1,400 WellPoint Health Networks, Inc.(b).......................         92,312
                                                                    ------------
                                                                         951,408
                                                                    ------------
        HOTELS & RESTAURANTS--0.6%
  2,600 Darden Restaurants, Inc..................................         47,125
  2,750 Harrah's Entertainment, Inc.(b)..........................         72,703
  5,000 Hilton Hotels Corp.......................................         48,125
  5,300 Marriott International, Inc..............................        167,281
 29,300 McDonald's Corp..........................................      1,181,156
  4,000 Mirage Resorts, Inc.(b)..................................         61,250
  3,320 Tricon Global Restaurants, Inc.(b).......................        128,235
  2,600 Wendy's International, Inc...............................         53,625
                                                                    ------------
                                                                       1,759,500
                                                                    ------------
        HOUSEHOLD PRODUCTS--2.6%
  1,200 Alberto-Culver Co., Class B..............................         30,975
  1,300 American Greetings Corp. ................................         30,713
  5,600 Avon Products, Inc.......................................        184,800
  1,500 Brown-Forman Corp., Class B..............................         85,875
 23,500 Gillette Co..............................................        967,906
  2,200 International Flavours & Fragrances, Inc.................         83,050
 11,512 Kimberly-Clark Corp......................................        751,158
  4,200 Leggett & Platt, Inc.....................................         90,038
  5,000 Clorox Co................................................        251,875
 12,500 Colgate-Palmolive Co.....................................        812,500
  3,600 Fortune Brands, Inc......................................        119,025
    600 Jostens, Inc.............................................         14,588
  6,007 Newell Rubbermaid, Inc. .................................        174,203
 28,720 Procter & Gamble Co......................................      3,146,635
  6,900 Ralston Purina Co........................................        192,337
  1,100 Tupperware Corp..........................................         18,631
                                                                    ------------
                                                                       6,954,309
                                                                    ------------
        INDUSTRIAL PARTS & MACHINERY--0.7%
    500 Briggs & Stratton Corp...................................         26,813
  7,600 Caterpillar, Inc.........................................        357,675
  1,400 Crane Co.................................................         27,825
    900 Cummins Engine, Inc. ....................................         43,481
  3,100 Danaher Corp.............................................        149,575
  5,100 Deere & Co...............................................        221,213
  4,500 Dover Corp. .............................................        204,188
  3,700 Genuine Parts Co.........................................         91,806
  5,400 Illinois Tool Works, Inc.................................        364,838

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INDUSTRIAL PARTS & MACHINERY--(CONTINUED)
  3,600 Ingersoll-Rand Co. ......................................   $    198,225
  1,100 McDermott International, Inc. ...........................          9,969
    700 Milacron, Inc. ..........................................         10,762
    200 Nacco Industries, Inc. ..................................         11,112
    800 National Service Industries, Inc.........................         23,600
  2,700 Pall Corp................................................         58,219
  2,250 Parker Hannifin Corp.....................................        115,453
  1,350 Snap-On, Inc. ...........................................         35,859
  1,800 Stanley Works............................................         54,225
  1,100 Timken Co................................................         22,481
                                                                    ------------
                                                                       2,027,319
                                                                    ------------
        INDUSTRIAL SERVICES--0.0%
  1,400 Ryder Systems, Inc.......................................         34,213
                                                                    ------------
        LEISURE--0.5%
  1,800 Brunswick Corp...........................................         40,050
 13,300 Carnival Corp............................................        635,906
  6,850 Eastman Kodak Co. .......................................        453,813
  4,175 Hasbro, Inc. ............................................         79,586
  8,850 Mattel, Inc..............................................        116,156
    800 Polaroid Corp............................................         15,050
                                                                    ------------
                                                                       1,340,561
                                                                    ------------
        LIFE INSURANCE--0.6%
  3,283 Aetna, Inc. .............................................        183,232
  5,700 Aflac Inc. ..............................................        268,969
  5,398 American General Corp. ..................................        409,573
  4,000 CIGNA Corp. .............................................        322,250
  7,307 Conseco, Inc.............................................        130,613
  2,237 Jefferson-Pilot Corp.....................................        152,675
  4,200 Lincoln National Corp., Inc. ............................        168,000
  2,800 Torchmark Corp...........................................         81,375
                                                                    ------------
                                                                       1,716,687
                                                                    ------------
        LIQUOR--0.4%
    800 Adolph Coors Co., Class B................................         42,000
 10,100 Anheuser-Busch Companies, Inc............................        715,838
  9,300 Seagram Company, Ltd.....................................        417,919
                                                                    ------------
                                                                       1,175,757
                                                                    ------------
        MEDIA & ENTERTAINMENT--2.3%
 16,415 CBS Corp.(b).............................................      1,049,534
  7,300 Clear Channel Communications(b)..........................        651,525
 44,694 The Walt Disney Co.......................................      1,307,300
 28,000 Time Warner, Inc.........................................      2,028,250
  5,000 Tribune Co...............................................        275,312
 15,014 Viacom, Inc. Class B(b)..................................        907,408
                                                                    ------------
                                                                       6,219,329
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        METALS & MINING--0.6%
  4,800 Alcan Aluminum, Ltd......................................   $    197,700
  7,900 Alcoa, Inc ..............................................        655,700
  1,966 Allegheny Technologies, Inc. ............................         44,112
    600 Ball Corp. ..............................................         23,625
  2,400 Bethlehem Steel Corp.(b).................................         20,100
  2,500 Crown Cork & Seal Company, Inc. .........................         55,938
  4,100 Inco, Ltd. ..............................................         96,350
  1,800 Nucor Corp. .............................................         98,662
  1,647 Phelps Dodge Corp. ......................................        110,555
  1,400 Reynolds Metals Co. .....................................        107,275
  1,820 USX-U.S. Steel Group.....................................         60,060
  1,700 Worthington Industries, Inc. ............................         28,156
                                                                    ------------
                                                                       1,498,233
                                                                    ------------
        NATURAL GAS--0.0%
    600 Eastern Enterprises......................................         34,463
                                                                    ------------
        OIL SERVICES--0.5%
  7,000 Baker Hughes, Inc. ......................................        147,438
    700 FMC Corp.(b).............................................         40,119
  9,600 Halliburton Co. .........................................        386,400
  1,600 Rowan Companies, Inc.(b).................................         34,700
 11,900 Schlumberger, Ltd. ......................................        669,375
                                                                    ------------
                                                                       1,278,032
                                                                    ------------
        OIL--FOREIGN--0.0%
  1,838 Kerr-Mcgee Corp. ........................................        113,956
                                                                    ------------
        OIL--REFINING & DISTRIBUTION--0.5%
 15,500 Enron Corp. .............................................        687,813
  1,900 Sunoco, Inc. ............................................         44,650
  3,200 Tosco Corp. .............................................         87,000
  6,600 USX-Marathon Group.......................................        162,937
  9,400 Williams Companies, Inc. ................................        287,287
                                                                    ------------
                                                                       1,269,687
                                                                    ------------
        PACKAGING--0.0%
  3,400 Owens-Illinois, Inc.(b)..................................         85,212
  3,500 Pactiv Corp.(b)..........................................         37,187
                                                                    ------------
                                                                         122,399
                                                                    ------------
        PAPER & FOREST PRODUCTS--0.6%
  1,000 Bemis Co. ...............................................         34,875
  1,233 Boise Cascade Corp. .....................................         49,937
  2,100 Champion International Corp. ............................        130,069
  8,989 International Paper Co. .................................        507,317
  2,100 Mead Corp. ..............................................         91,219
  1,200 Temple-Inland, Inc. .....................................         79,125
  4,800 Fort James Corp. ........................................        131,400

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        PAPER & FOREST PRODUCTS--(CONTINUED)
  3,600 Georgia-Pacific Corp. ...................................   $    182,700
  2,000 Louisiana-Pacific Corp. .................................         28,500
    600 Potlatch Corp. ..........................................         26,775
  5,100 Weyerhaeuser Co. ........................................        366,244
  2,400 Willamette Industries, Inc. .............................        111,450
                                                                    ------------
                                                                       1,739,611
                                                                    ------------
        PRECIOUS METAL--0.2%
  3,300 Freeport McMoran Copper & Gold, Class B..................         69,713
  3,641 Newmont Mining Corp. ....................................         89,204
  8,400 Barrick Gold Corp. ......................................        148,575
  5,300 Homestake Mining Co. ....................................         41,406
  6,700 Placer Dome, Inc. .......................................         72,025
                                                                    ------------
                                                                         420,923
                                                                    ------------
        PROPERTY & CASUALTY INSURANCE--2.0%
 17,172 Allstate Corp. ..........................................        412,128
 33,482 American International Group, Inc........................      3,620,241
  3,700 Chubb Corp...............................................        208,356
  3,500 Cincinnati Financial Corp................................        109,156
  4,800 Hartford Financial Services Group........................        227,400
  2,300 Loews Corp. .............................................        139,581
  2,200 MBIA, Inc................................................        116,188
  2,300 MGIC Investment Corp.....................................        138,431
  1,600 Progressive Corp.........................................        117,000
  2,800 Safeco Corp..............................................         69,650
  4,770 St. Paul Companies, Inc..................................        160,689
  5,171 UnumProvident Corp.......................................        165,795
                                                                    ------------
                                                                       5,484,615
                                                                    ------------
        PUBLISHING--0.5%
  1,500 Deluxe Corp..............................................         41,156
  1,500 Harcourt General, Inc....................................         60,375
  2,700 R.R. Donnelley & Sons Co.................................         66,994
  2,000 Dow Jones & Company, Inc.................................        136,000
  6,100 Gannett Company, Inc.....................................        497,531
  1,800 Knight-Ridder, Inc.......................................        107,100
  4,300 McGraw Hill Companies, Inc...............................        264,987
  1,000 Meredith Corp............................................         41,687
  3,700 New York Times Co........................................        181,762
  1,300 Times Mirror Co..........................................         87,100
                                                                    ------------
                                                                       1,484,692
                                                                    ------------
        RAILROADS & EQUIPMENT--0.4%
 10,166 Burlington Northern Santa Fe.............................        246,526
  4,800 CSX Corp.................................................        150,600
  2,400 Kansas City Southern Industries, Inc.....................        179,100
  8,100 Norfolk Southern Corp....................................        166,050
  5,300 Union Pacific Corp.......................................        231,212
                                                                    ------------
                                                                         973,488
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RETAIL--CLOTHING--0.5%
 18,612 Gap, Inc.................................................   $    856,152
  4,558 Limited, Inc.............................................        197,418
  2,800 Nordstrom, Inc. .........................................         73,325
  6,900 TJX Companies, Inc. .....................................        141,018
                                                                    ------------
                                                                       1,267,913
                                                                    ------------
        RETAIL--DEPARTMENT STORE--3.3%
  4,739 Costco Companies, Inc.(b)................................        432,434
  9,600 Dayton Hudson Corp.......................................        705,000
  2,100 Dillard's, Inc...........................................         42,394
  4,500 Federated Department Stores, Inc.(b).....................        227,531
  5,600 J.C. Penney Co., Inc.....................................        111,650
 10,500 Kmart Corp...............................................        105,656
  3,500 Kohl's Corp.(b)..........................................        252,656
  7,200 May Department Stores Co. ...............................        232,200
  8,100 Sears, Roebuck & Co......................................        246,544
 96,400 Wal-Mart Stores, Inc.....................................      6,663,650
                                                                    ------------
                                                                       9,019,715
                                                                    ------------
        RETAIL--FOOD & DRUG--0.4%
  9,028 Albertson's, Inc.........................................        291,153
    700 Great Atlantic & Pacific Tea Co. ........................         19,513
 18,000 Kroger Co.(b)............................................        339,750
 11,000 Safeway, Inc.(b).........................................        391,187
  3,000 Winn-Dixie Stores, Inc...................................         71,813
                                                                    ------------
                                                                       1,113,416
                                                                    ------------
        RETAIL--SPECIALTY--2.3%
  3,000 Autozone, Inc.(b)........................................         96,938
  2,900 Bed Bath & Beyond, Inc...................................        100,775
  4,400 Best Buy Co., Inc.(b)....................................        220,825
  4,400 Circuit City Stores, Inc.................................        198,275
  2,200 Consolidated Stores Corp.(b).............................         35,750
  8,500 CVS Corp.................................................        339,469
  4,812 Dollar General Corp......................................        109,473
 48,219 Home Depot, Inc..........................................      3,306,015
    700 Longs Drug Stores Corp...................................         18,069
  8,200 Lowe's Companies, Inc....................................        489,950
  8,100 Office Depot, Inc.(b)....................................         88,594
  1,200 Pep Boys-Manny, Moe & Jack...............................         10,950
  5,300 Rite Aid Corp............................................         59,294
 10,050 Staples, Inc.(b).........................................        208,537
  4,200 Tandy Corp. .............................................        206,587
    451 The Neiman Marcus Group, Inc.(b).........................         12,149
  5,075 Toys 'R' Us, Inc.(b).....................................         72,636
 21,600 Walgreen Co..............................................        631,800
                                                                    ------------
                                                                       6,206,086
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SECURITIES & ASSET MANAGEMENT--1.4%
  2,630 Bear Stearns Companies, Inc..............................   $    112,433
 17,750 Charles Schwab Corp......................................        681,156
  5,400 Franklin Resources, Inc..................................        173,138
  2,600 Lehman Brothers Holdings, Inc. ..........................        220,188
  8,000 Merrill Lynch & Co., Inc.................................        668,000
 12,399 Morgan Stanley Dean Witter & Co..........................      1,769,957
  3,100 Paine Webber Group, Inc..................................        120,319
  2,600 T. Rowe Price Associates, Inc............................         96,037
                                                                    ------------
                                                                       3,841,228
                                                                    ------------
        SEMI-CONDUCTORS--4.3%
  3,000 Advanced Micro Devices, Inc.(b)..........................         86,813
  8,100 Applied Materials, Inc.(b)...............................      1,026,169
 71,600 Intel Corp...............................................      5,893,575
  1,900 KLA-Tencor Corp.(b)......................................        211,613
  3,200 LSI Logic Corp.(b).......................................        216,000
  5,400 Micron Technology, Inc.(b)...............................        419,850
 13,100 Motorola, Inc. ..........................................      1,928,975
  3,600 National Semiconductor Corp.(b)..........................        154,125
 17,000 Texas Instruments, Inc...................................      1,646,875
                                                                    ------------
                                                                      11,583,995
                                                                    ------------
        TELECOMMUNICATION--9.9%
  3,200 ADC Telecommunications, Inc.(b)..........................        232,200
  6,600 ALLTEL Corp..............................................        545,738
 69,153 AT & T Corp..............................................      3,509,515
 33,652 Bell Atlantic Corp.......................................      2,071,701
 40,800 BellSouth Corp...........................................      1,909,950
  3,000 Centurytel, Inc..........................................        142,125
 16,685 Global Crossing, Ltd.....................................        834,250
 21,200 GTE Corp.................................................      1,495,925
 60,855 MCI Worldcom, Inc.(b)....................................      3,229,118
  7,800 Nextel Communications, Inc.(b)...........................        804,375
 28,700 Nortel Networks Corp.....................................      2,898,700
 14,000 QUALCOMM, Inc.(b)........................................      2,465,750
 73,973 SBC Communications, Inc. ................................      3,606,184
 18,800 Sprint Corp..............................................      1,265,475
  9,500 Sprint Corp.(b)..........................................        973,750
 10,892 U S West, Inc............................................        784,224
                                                                    ------------
                                                                      26,768,980
                                                                    ------------
        THRIFTS--0.2%
  3,600 Golden West Financial Corp...............................        120,600
 12,413 Washington Mutual, Inc...................................        322,738
                                                                    ------------
                                                                         443,338
                                                                    ------------

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            TOBACCO--0.5%
     51,800 Philip Morris Companies, Inc........................   $  1,201,112
      3,800 UST, Inc............................................         95,712
                                                                   ------------
                                                                      1,296,824
                                                                   ------------
            Total Common Stocks (Identified Cost $139,468,003)..    264,808,828
                                                                   ------------

SHORT-TERM INVESTMENT--1.8%

    FACE
   AMOUNT

 $4,753,000 Repurchase Agreement with State Street Corp. dated
             12/31/1999 at 2.5% to be repurchased at $4,753,990
             on 1/3/2000, collateralized by $4,705,000 U.S.
             Treasury Bonds, 6.750% due 8/15/2026 with a value
             of $4,852,031......................................      4,753,000
                                                                   ------------
            Total Short-Term Investments (Identified Cost
             $4,753,000)........................................      4,753,000
                                                                   ------------
            Total Investments--99.9%
             (Identified Cost $144,221,003)(a)..................    269,561,828
            Other assets less liabilities.......................        189,463
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $269,751,291
                                                                   ============

(a) Federal Tax Information:
  At December 31, 1999 the net unrealized appreciation on investments based on cost of $144,364,225 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $131,176,723
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (5,979,120)
                                                                   ------------
   Net unrealized appreciation...................................  $125,197,603
                                                                   ============

(b) Non-income producing security.
Key to abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999


ASSETS
 Investments at value...................................           $269,561,828
 Cash...................................................                166,763
 Receivable for:
 Fund shares sold.......................................                481,105
 Dividends and interest.................................                236,698
 Foreign taxes..........................................                    289
                                                                   ------------
  Total Assets..........................................            270,446,683
LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $529,188
 Accrued expenses:
 Management fees........................................    55,178
 Deferred trustees fees.................................    84,994
 Other expenses.........................................    26,032
                                                          --------
  Total Liabilities.....................................                695,392
                                                                   ------------
NET ASSETS..............................................           $269,751,291
                                                                   ============
 Net assets consist of:
 Capital paid in........................................           $144,359,940
 Overdistributed net investment
  income................................................                 (9,886)
 Accumulated net realized gains (losses)................                 60,412
 Unrealized appreciation (depreciation) on investments
  and foreign currency..................................            125,340,825
                                                                   ------------
NET ASSETS..............................................           $269,751,291
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($269,751,291 divided by 1,168,540 shares of beneficial
 interest)..............................................           $     230.84
                                                                   ============
Identified cost of investments..........................           $144,221,003
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.............................................           $ 2,847,940(a)
 Interest..............................................               147,696
                                                                  -----------
                                                                    2,995,636
EXPENSES
 Management fees.......................................  $560,987
 Trustees' fees and expenses...........................    28,853
 Custodian.............................................   105,104
 Audit and tax services................................    11,891
 Legal.................................................    14,106
 Printing..............................................    54,760
 Insurance.............................................     4,670
 Miscellaneous.........................................     3,861
                                                         --------
  Total Expenses.......................................               784,232
                                                                  -----------
NET INVESTMENT INCOME  ................................             2,211,404
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net......................................             3,248,314
 Unrealized appreciation (depreciation) on:
 Investments--net......................................            37,018,278
                                                                  -----------
Net gain (loss)........................................            40,266,592
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..           $42,477,996
                                                                  ===========

(a)Net of foreign taxes of $27,869

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         1999          1998
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................  $  2,211,404  $  1,772,323
 Net realized gain (loss)..........................     3,248,314     1,822,491
 Unrealized appreciation (depreciation)............    37,018,278    34,683,663
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.    42,477,996    38,278,477
                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................    (2,211,406)   (1,781,029)
 In excess of net investment income................       (16,846)            0
 Net realized gain.................................    (3,918,766)     (965,891)
                                                     ------------  ------------
 Total distributions...............................    (6,147,018)   (2,746,920)
                                                     ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................    98,861,454    63,090,085
 Reinvestment of distributions.....................     6,147,018     2,746,920
 Cost of shares redeemed...........................   (57,866,390)  (41,673,859)
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................    47,142,082    24,163,146
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........    83,473,060    59,694,703
NET ASSETS
 Beginning of the year.............................   186,278,231   126,583,528
                                                     ------------  ------------
 End of the year...................................  $269,751,291  $186,278,231
                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year...................................       ($9,886)      ($1,334)
                                                     ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................       465,233       362,065
 Issued in reinvestment of distributions...........        27,019        13,886
 Redeemed..........................................      (272,517)     (239,835)
                                                     ------------  ------------
 Net Change........................................       219,735       136,116
                                                     ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                 ----------------------------------------------
                                   1999      1998      1997     1996     1995
                                 --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Year..........................  $ 196.33  $ 155.76  $ 119.62  $100.09  $ 75.35
                                 --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income.........      1.94      1.92      1.86     1.91     1.88
 Net Realized and Unrealized
  Gain (Loss) on Investments...     38.00     41.60     36.95    20.58    25.89
                                 --------  --------  --------  -------  -------
 Total From Investment
  operations...................     39.94     43.52     38.81    22.49    27.77
                                 --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income............     (1.94)    (1.91)    (1.86)   (1.93)   (1.85)
 Distributions in excess of net
  investment income............     (0.01)     0.00      0.00     0.00     0.00
 Distributions From Net
  Realized Capital Gains.......     (3.48)    (1.04)    (0.67)   (1.03)   (1.18)
 Distributions in Excess of Net
  Realized Capital Gains.......      0.00      0.00     (0.14)    0.00     0.00
                                 --------  --------  --------  -------  -------
 Total Distributions...........     (5.43)    (2.95)    (2.67)   (2.96)   (3.03)
                                 --------  --------  --------  -------  -------
Net Asset Value, End of Year...  $ 230.84  $ 196.33  $ 155.76  $119.62  $100.09
                                 ========  ========  ========  =======  =======
TOTAL RETURN (%)...............      20.4      27.9      32.5     22.5     36.9
Ratio of Operating Expenses to
 Average Net Assets (%)........      0.35      0.37      0.40     0.40     0.40
Ratio of Net Investment Income
 to Average Net Assets (%).....      0.99      1.16      1.41     1.84     2.20
Portfolio Turnover Rate (%)....         3         3         3        4        5
Net Assets, End of Year (000) .  $269,751  $186,278  $126,584  $80,764  $58,671
The Ratios of operating
 expenses to average net assets
 without giving effect to a
 voluntary expense agreement
 would have been (%)...........       --        --       0.43     0.50     0.54


                See accompanying notes to financial statements.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
PORTFOLIO MANAGER: FRANCINE J. BOVICH MORGAN STANLEY ASSET MANAGEMENT


Q. HOW DID THE SERIES PERFORM DURING THE PAST TWELVE MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

[Photo appears here]
A. For the year ending December 31, 1999 the International Magnum Equity Series returned 24.6% compared to the benchmark MSCI EAFE Index/18/ return of 27.0%. The Lipper Variable Products International Fund Average,/12/ which unlike the Series includes funds that invest in non-EAFE emerging market countries, re-turned 43.2% over the same time period.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET CONDITIONS DURING THE PAST TWELVE
MONTHS:


A. The theme for 1999 was global recovery, with the fourth quarter being the main driver of performance for EAFE markets as 2/3 of EAFE's 27% appreciation was gained during that period. However, the strong returns of the 4th quarter came from a narrow market with "new economy" companies in the technology and telecommunications sectors enjoying superior returns while traditional cyclical and defensive names languished. The commencement of global economic healing after a turbulent 1998, as well as numerous interest rate cuts, helped to boost most international developed markets in the first half of the year. Although central banks reversed policy, taking back these decreases in response to faster than expected growth during the second half; this did not have an appreciable effect on markets. International markets surpassed the results of the US market for the first time since 1994 as strong global growth propelled these markets, which are earlier in their economic cycles relative to the U.S.

Japan enjoyed spectacular performance during the year thanks to continued economic recovery, corporate restructuring and supportive fiscal policies. The market saw record buying by foreign as well as domestic retail investors, particularly during the fourth quarter. The release of 2nd quarter GDP (up 0.9%) in September after an impressive first quarter rise of 8.0% was an important catalyst for many international investors to deploy assets into the region as underweight Japan global accounts scrambled to increase their positions given the increasing momentum in the economy. Much of 1999 was the year of the exporter with companies such as Sony, Nintendo and Hitachi enjoying record appreciation. The exporters were seemingly invulnerable, rising in the face of the yen's 14% appreciation relative to the U.S. dollar during the year. The fourth quarter saw the market's narrow focus on technology/telecom/Internet in lockstep with the global phenomenon. Seldom have so many mega-cap stocks produced such outsized gains as they have during most of 1999.

For European markets the year proved to be one of extremes with the first and fourth quarters dominated by the strength of large cap growth names, while the middle of the year saw value's reemergence. Europe's newly introduced single currency, the euro, weakened 15%, reaching a level below parity before finishing the year at 1.01 to the U.S. dollar. All of the gains seen in Europe during 1999 took place during the fourth quarter as the surge of telecoms and technology gave way to a narrow market driven by companies such as Nokia, Ericsson, Vodafone and Mannesmann. Despite a strong 4th quarter, Europe lagged all other developed market regions for the year as the core economies in that region struggled with sluggish growth, unemployment, and weakening currencies relative to the U.S. dollar. The less-than-dramatic European recovery witnessed during the first half of the year gave way to stronger results during the second half as supportive fiscal policies, continued global healing and accelerated export growth, driven by a falling Euro helped Europe enjoy stronger earnings growth. The continuation of Mergers and Acquisition (M&A) activity in 1999 added fuel to markets as deals reached an unprecedented level, surpassing the $1 trillion mark.

The markets of non-Japan Asia enjoyed solid returns for the year fuelled by economic revival, plentiful liquidity, positive current account balances, and low interest rates. Hong Kong and Singapore benefited from an increase in exports due to competitive currencies vis-a-vis the Japanese yen, while the rise of oil prices benefited Australia and New Zealand. The MSCI Pacific ex-Japan Index appreciated 42.6% in U.S. dollar terms (+38.7% in local currency terms) during 1999.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. The International Magnum portfolio began the year underweight versus the in-dex in all regions: (Europe 71% vs. 73%, Japan 19% vs. 21%, Asia 4% vs. 6%). Early in the year we steadily increased our allocation to Japan from under-weight to neutral and then to overweight, while decreasing our exposure to

Europe. We also increased exposure to Asia ex-Japan beginning in the second quarter to put the portfolio in a neutral stance, and again in the fourth quarter to be overweight relative to the index. As of year-end we maintained the following positions: Europe 58.5% vs. 66.6%, Japan 29.3% vs. 27.4%, Asia 6.9% vs. 6.0%. These strategies proved to be successful as Japan and Asia were the relative outperformers, gaining 61.5% and 42.6% respectively, while Europe underperformed, appreciating 15.9% as compared to the MSCI EAFE Index rise of 27.0%.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. During the first three quarters of the year, European stock selection was strong. Our overweight to the consumer goods and capital equipment industries, both of which surged on signs of economic recovery, contributed to portfolio results. However, this strategy negatively impacted the portfolio during the fourth quarter when growth stocks rose at the expense of value stocks. The portfolio's underperformance is attributable primarily to results seen during the fourth quarter, which was characterized by a narrow market favoring the technology and telecom sectors, especially within Europe. Our attention to valuation caused us to be underweight in these sectors. Not owning "new econo-my" companies such as telecom giants Nokia, Ericsson, and Siemens, which had extraordinary appreciation, significantly impacted results. Simultaneously, the portfolio's overweight to Beverages & Tobacco, as well as Food & Household products, also detracted from returns. Specific consumer staples that de-tracted from results included Great Universal Stores, which suffered due to the trend toward internet shopping as well as difficulty in competing with discount stores, and Nestle and Diageo, which suffered from disappointing earnings.

Additionally, our avoidance of Japanese bank stocks impacted overall results as this sector surged in response to several merger announcements in October. Since the Series' inception, we have not held Japanese banks given their high level of non-performing loans. We have, however, seen signs of recovery in this sector and will begin selectively adding Japanese banks to the portfolio.

Factors contributing to performance during the year included the portfolio's overweight to global franchise Blue Chip Japanese exporters such as Sony, Kyocera, and Fujitsu, which benefited first from the yen's weakness, and later from the rise of technology-oriented companies. Additionally, UK media oriented companies (WPP, Capital Radio) benefited from the continued growth of the internet, adding to performance, while our telecom names (British Telecom, Deutsche Telekom, Telefonica) rode the wave of the telecommunication mania.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. We believe that international equities will continue the trend seen in the fourth quarter, and will outperform the U.S. during the next six months. Econ-omies within the EAFE universe should continue to strengthen and earnings growth is expected to accelerate as these markets are behind the U.S. in their economic cycle. In the long term, we look to Japan to lead international mar-kets, as the cyclical recovery seen during 1999 seems to be turning into a secular recovery for 2000. Europe looks poised to benefit from the continua-tion of supportive fiscal policies, the M&A trend as well as a broadening of the market. Asia ex-Japan should see a transition from the liquidity driven rally seen over the past year, into an earnings-driven phase as corporate re-structuring and government reform continue and the consumer begins to play an increasingly active role thanks to hefty stock market gains from the past year, falling unemployment and low inflation and interest rates.

In 2000 Europe looks poised to post the sixth consecutive year of double-digit returns, with growth surpassing the U.S., which is later in the economic cycle. Interest rates in Europe, though expected to rise, should remain supportive. Drivers of European GDP growth include deregulation, declining tax rates, and increased capital investment. The European macro backdrop is favorable to value-style investing as core economies are firmly in a recovery, and restructuring continues due to global competition. Managements' desire to steer companies in a global direction should drive the M&A trend. This should be further aided by the entrenchment of a single European market with barriers such as governments' defense of local companies from outside predators decreasing. As these obstacles disappear, cross border deals will likely increase aided by the move toward a pan-European stock exchange. Additionally, as the European equity culture evolves, corporate leaders are forced to respond to shareholder demands of higher returns by aggressively pursuing mergers, downsizing, and restructuring in an attempt to gain profitability through core competencies.

We expect to see a broadening of market leadership beyond the technology and telecom sectors in 2000. Valuations have become extended to an unprecedented level, and the companies in these sectors would have to deliver exceptional revenue growth to justify their current valuations. We recognize that technological innovations and their impact on economies are not passing trends, and plan to capitalize on their growth. We are exploring opportunities in reasonably valued companies that will benefit from the continued prominence of technology industries. These include media companies engaged in Internet advertising, infrastructure companies, ISPs and e-commerce enablers.

We expect Japan to outperform other EAFE regions in the coming year. During the last six months, evidence of a secular recovery in the Japanese economy has begun to mount, with low inventory levels and improvement in retail sales. An additional supplementary budget amounting to 3% of GDP was announced in November and will take effect in April, further boosting the economy. Continued recovery in Asia will benefit Japan as over 40% of its exports go to Asia. We are finding remarkable value in leading Japanese companies which have been restructured, have highly focused management and where real earnings momentum is beginning to show significant promise on a sustainable basis. While most of 1999's recovery was based on a cyclical upturn, we believe our assumptions of a secular recovery will likely reward domestic and economic sensitive stocks, which are at highly attractive valuations relative to the "new economy" companies. If this forecast is correct, the current portfolio is highly geared to perform, particularly if the appreciation of the yen subsides.

The Japanese market should benefit from over $400 billion in bonds maturing over the next 12-15 months that will be available for reinvestment. The consumer will play an increasingly important economic role in 2000 as stabilizing unemployment, improving consumer spending (which accounts for 60% of GDP) and a high savings rate help drive domestic investors into the market. Foreign buyers should also continue to enter Japan thanks to cheap valuations relative to other developed markets. Japan is poised to benefit from the digital revolution with companies like Sony and Nintendo enjoying market leadership in the DVD and digital Internet connectivity industries.

We remain optimistic about developed Asian markets as we begin the new millennium. The liquidity driven rally seen in 1999 should transition into an earnings-driven phase of the bull market. Asia's earnings revision and industrial activity growth seem to be mapping to a "V" shaped recovery, with top line growth increasing while restructuring activity continues. Moreover, positive current account balances are providing some measure of defense against rising U.S. rates, and in turn, rising local rates. The baton of growth should now pass to consumers who have been fattened by hefty stock market gains, a high savings rate, falling unemployment, and low inflation and interest rates. In fact, there have already been signs that locals have begun to drive the market with the MSCI Singapore index returning 99% versus the Singapore Free index (securities open to foreign investors) rising 60% for the year. Export sectors should also benefit from global healing as well as from more competitive currencies vis-a-vis the yen, increased intra-Asian trade, and the rise of global electronics demand.

             A $10,000 Investment compared to the MSCI EAFE Index
                          since the Series' Inception

                                   [GRAPH]

            International Magnum
               Equity Series              EAFE

10/31/94          10,000                 10,000
12/31/94          10,260                  9,579
12/31/95          10,899                 10,653
12/31/96          11,626                 11,297
12/31/97          11,476                 11,498
12/31/98          12,309                 13,797
12/31/99          15,340                 17,517

Average Annual Returns

              International Magnum                    Lipper Variable Products
                  Equity Series           MSCI EAFE  International Funds Average

         1 year        24.6%                27.0%              43.2%
        3 years         9.7                 15.7               19.4
        5 years         8.4                 12.8               17.7
Since Inception         8.6                 11.5                n/a

[CHECKMARK]   FUND FACTS
GOAL: long-term capital appreciation through investment primarily in international equity securities.

START DATE: October 31, 1994

SIZE: $99 million as of December 31, 1999

MANAGER: Francine Bovich has managed the Morgan Stanley International Magnum Equity Series since May 1997. Ms. Bovich is also a Managing Director of Morgan Stanley Dean Witter Investment Management Inc.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--86.9% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
         AUSTRALIA--2.1%
   5,100 AMP Limited.............................................   $    56,349
   3,000 Brambles Industries, Ltd................................        82,961
  13,350 Broken Hill Proprietary Company, Ltd....................       175,294
  16,850 Coca-Cola Amatil, Ltd...................................        46,018
  11,950 Commonwealth Bank Of Australia..........................       205,779
  48,000 Fosters Brewing Group, Ltd..............................       137,708
   6,741 Lend Lease Corporation, Ltd.............................        94,440
  58,000 Macquarie Corporate Telecommunications Holdings,
          Ltd.(b)................................................        94,431
  14,550 National Australia Bank, Ltd............................       222,564
  23,250 News Corporation, Ltd. .................................       225,749
 137,500 Normandy Mining, Ltd. ..................................        97,490
  25,500 Qantas Airways, Ltd.....................................        63,615
  10,800 Rio Tinto, Ltd..........................................       231,998
  44,100 Telstra Corporation, Ltd................................       239,720
  23,200 Westpac Banking Corporation, Ltd........................       160,030
                                                                    -----------
                                                                      2,134,146
                                                                    -----------
         DENMARK--0.3%
   2,430 Novo Nordisk A/S, "B' shares............................       322,294
                                                                    -----------
         FINLAND--1.5%
   7,350 Kone OYJ, 'B' shares....................................       362,057
   5,876 KCI Konecranes International, Plc.......................       225,995
  70,090 Merita OYJ, Ltd.........................................       412,334
  13,510 Sampo Insurance Co., Ltd. ..............................       472,242
                                                                    -----------
                                                                      1,472,628
                                                                    -----------
         FRANCE--8.8%
   2,010 Alcatel.................................................       461,648
  23,706 Aventis SA..............................................     1,377,871
   3,980 Axa SA..................................................       554,881
   4,020 Banque Nationale de Paris...............................       370,938
  27,191 CNP Assurances..........................................     1,001,409
   1,551 Compagnie de Saint Gobain...............................       291,700
   5,310 France Telecom SA.......................................       702,327
   2,080 Groupe Danone SA........................................       490,297
  10,830 Michelin CGDE, 'B' shares...............................       425,474
   9,260 Pernod Ricard...........................................       529,834
  10,340 Schneider Electric SA...................................       811,927
  13,120 Total Fina SA...........................................     1,751,177
                                                                    -----------
                                                                      8,769,483
                                                                    -----------
         GERMANY--5.5%
   4,800 Adidas-Salomon AG.......................................       360,228
  11,435 BASF AG.................................................       587,471
   4,520 Bayerische HypoVereinsbank..............................       308,708
  14,310 Deutsche Telekom AG.....................................     1,019,153
   4,977 Fresenius Medical Care AG, Preferred....................       912,472
  12,471 Henkel KGaA, Preferred..................................       822,854
   2,330 Mannesmann AG...........................................       562,136

                                                                         VALUE
 SHARES                                                                (NOTE 1A)

  4,330 Schering AG.................................................   $ 523,419
  6,220 Volkswagen AG...............................................     350,567
                                                                       ---------
                                                                       5,447,008
                                                                       ---------
        HONG KONG--1.6%
 25,000 Asia Satellite Telecommunications Holdings, Ltd.............      78,954
 52,800 Cable & Wireless HKT........................................     152,487
 39,100 Cathay Pacific Airways, Ltd.................................      69,664
 17,800 Cheung Kong Holdings, Ltd...................................     225,549
 30,100 China Telecom...............................................     187,798
 54,000 HongKong and China Gas Company, Ltd.........................      73,982
  5,300 HSBC Holdings, Plc..........................................      74,317
 24,000 Hutchison Whampoa, Ltd......................................     348,878
 30,600 Li and Fung, Ltd. ..........................................      76,761
  9,600 Smartone Telecommunications Holding, Ltd. ..................      46,311
 15,200 Sun Hung Kai Properties, Ltd................................     158,384
  6,800 Swire Pacific, Ltd..........................................      40,152
 10,100 Television Broadcasts, Ltd..................................      68,862
                                                                       ---------
                                                                       1,602,099
                                                                       ---------

        ITALY--3.8%
 33,605 Banca Popolare di Bergamo Credito
         Varesino Scrl..............................................     777,242
 33,900 Enel Spa....................................................     142,060
 40,550 Marzotto & Figli Spa........................................     290,021
 67,550 Mediaset Spa................................................   1,050,637
 44,510 Telecom Italia Mobile Spa...................................     497,244
 47,970 Telecom Italia Spa..........................................     676,516
 65,400 Unicredito Italiano Spa.....................................     321,498
                                                                       ---------
                                                                       3,755,218
                                                                       ---------
        JAPAN--27.2%
  8,900 Aiwa Co., Ltd...............................................     184,673
 29,000 Amada Co., Ltd. ............................................     158,667
  9,000 Bank of Tokyo-Mitsubishi, Ltd...............................     125,438
 23,000 Canon, Inc..................................................     913,967
 33,000 Casio Computer Co., Ltd.....................................     274,542
 21,000 Dai Nippon Printng Co., Ltd. ...............................     335,030
 57,000 Daicel Chemical Industries, Ltd.............................     159,000
 39,000 Daifuku Co., Ltd............................................     225,213
 37,000 Daikin Industries, Ltd......................................     503,377
  6,600 FamilyMart Co., Ltd. .......................................     439,268
 10,900 Fuji Machine Manufacturing Co., Ltd.........................     879,084
 18,000 Fuji Photo Film Co., Ltd....................................     657,140
 22,000 Fujitec Co., Ltd............................................     220,711
 29,000 Fujitsu, Ltd................................................   1,322,697
 28,000 Furukawa Electric Co., Ltd..................................     424,782
 20,000 Hitachi Credit Corp.........................................     406,186
 57,000 Hitachi, Ltd. ..............................................     914,946
  5,000 House Foods Corp............................................      75,854
 44,000 Kaneka Corp.................................................     562,866
 14,000 Kurita Water Industries, Ltd................................     222,531


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        JAPAN--(CONTINUED)
  5,300 Kyocera Corp.............................................   $  1,374,670
 17,000 Kyudenko Corp............................................         59,900
 20,000 Lintec Corp..............................................        217,285
 33,000 Matsushita Electric Industrial Co., Ltd..................        914,065
 25,000 Minebea Co., Ltd. .......................................        428,942
 48,000 Mitsubishi Chemical Corp.................................        169,130
 25,000 Mitsubishi Estate Co., Ltd. .............................        243,956
 99,000 Mitsubishi Heavy Industries, Ltd.........................        330,420
  4,000 Mitsubishi Logistics Corp................................         25,526
 22,000 Mitsumi Electric Co., Ltd................................        689,048
 49,000 NEC Corp.................................................      1,167,809
 21,000 Nifco Inc................................................        250,759
  5,900 Nintendo Co., Ltd........................................        980,542
  4,000 Nippon Meat Packers, Inc.................................         51,874
 89,000 Nissan Motor Co., Ltd.(b)................................        350,181
 10,000 Nissei Sangyo Co., Ltd...................................        138,005
 15,000 Nissha Printing Co., Ltd. ...............................         89,557
     63 NTT Corp. ...............................................      1,079,084
 12,000 Ono Pharmaceutical Co., Ltd..............................        321,816
 51,000 Ricoh Co., Ltd...........................................        961,398
  7,600 Rinnai Corp..............................................        141,333
  2,000 Rohm Co., Ltd............................................        822,159
 10,000 Ryosan Co., Ltd. ........................................        248,605
  6,000 Sangetsu Co., Ltd. ......................................        126,260
 24,000 Sankyo Co., Ltd. ........................................        493,295
 45,000 Sanwa Shutter Corp.......................................        167,368
 48,000 Sekisui Chemical Co., Ltd................................        212,822
 34,000 Sekisui House, Ltd.......................................        301,165
 37,000 Shin-Etsu Polymer Co., Ltd...............................        217,285
  6,200 Sony Corp................................................      1,838,700
 24,000 Suzuki Motor Corp........................................        350,240
  6,000 TDK Corp. ...............................................        828,619
 10,000 Tokyo Electric Power Company.............................        268,180
 89,000 Toshiba Corp.............................................        679,456
 13,000 Toyota Motor Corp. ......................................        629,832
 44,000 Tsubakimoto Chain Company................................        161,496
 26,000 Yamaha Corp..............................................        168,973
 15,000 Yamanouchi Pharmaceutical Co., Ltd.......................        524,126
                                                                    ------------
                                                                      27,029,853
                                                                    ------------
        NETHERLANDS--3.6%
 18,940 Akzo Nobel NV............................................        950,144
 15,108 Ing Groep NV.............................................        912,229
  3,655 Koninklijke KPN NV.......................................        356,773
  5,704 Koninklijke Philips Electronics NV.......................        775,700
 30,780 Laurus NV................................................        555,011
                                                                    ------------
                                                                       3,549,857
                                                                    ------------

        NEW ZEALAND--0.1%
 18,500 Telecom Corporation Of New Zealand, Ltd..................         86,996
                                                                    ------------


                                                                        VALUE
 SHARES                                                               (NOTE 1A)
         PORTUGAL--1.5%
  57,000 Banco Commercial Portugues SA............................   $   316,378
  41,900 Electricidade de Portugal SA.............................       731,465
  28,270 Telecel Comunicacoes Pessoais, SA........................       492,950
                                                                     -----------
                                                                       1,540,793
                                                                     -----------
         SINGAPORE--2.0%
   6,000 Chartered Semiconductor Manufacturing, Ltd.(b)...........        32,783
  18,000 City Developments, Ltd...................................       105,374
  25,586 DBS Group Holdings.......................................       419,392
  37,000 Natsteel Electronics, Ltd................................       195,497
  56,000 Neptune Orient Lines, Ltd.(b)............................        74,980
  17,850 Overseas Chinese Banking Corp., Ltd......................       163,978
  12,562 Overseas Union Bank, Ltd.................................        73,539
  18,000 Sembcorp Logistics, Ltd..................................        72,951
  17,000 Singapore Airlines, Ltd. ................................       192,915
  10,000 Singapore Press Holdings, Ltd............................       216,752
  64,000 Singapore Telecommunications, Ltd. ......................       132,188
  17,952 United Overseas Bank, Ltd................................       158,448
  16,000 Venture Manufacturing, Ltd...............................       183,488
                                                                     -----------
                                                                       2,022,285
                                                                     -----------
         SPAIN--2.3%
   4,750 Banco Popular Espanol SA.................................       309,823
  30,550 Banco Santander Central Hispano SA.......................       345,906
  31,880 Endesa SA................................................       632,973
  40,694 Telefonica SA............................................     1,016,628
                                                                     -----------
                                                                       2,305,330
                                                                     -----------
         SWEDEN--2.9%
  18,400 Autoliv, Inc.............................................       538,442
  40,920 ForeningsSparbanken AB...................................       601,128
  33,880 Nordbanken Holding AB....................................       199,083
  12,410 Scandic Hotels AB........................................       115,218
  28,330 Svedala Industries AB....................................       519,389
   9,200 Svenska Cellulosa AB, 'B' shares.........................       272,464
  53,070 Svenska Handelsbanken AB.................................       667,352
                                                                     -----------
                                                                       2,913,076
                                                                     -----------
         SWITZERLAND--5.9%
     543 Compagnie Financiere Richemont AG........................     1,295,861
     518 Holderbank Financiere Glarus AG..........................       709,188
   1,190 Nestle S.A...............................................     2,180,011
     595 Novartis AG..............................................       873,648
     210 Schindler Holding AG.....................................       336,306
   1,614 UBS AG...................................................       435,860
                                                                     -----------
                                                                       5,830,874
                                                                     -----------
         UNITED KINGDOM--17.8%
 121,800 Allied Domecq, Plc.......................................       602,035
  51,500 Allied Zurich, Plc.......................................       607,272
  15,115 Astrazeneca, Plc.........................................       627,961

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
                                                                      (NOTE 1A)
 SHARES
         UNITED KINGDOM--(CONTINUED)
  29,800 BAA, Plc. ...............................................   $   207,947
  77,142 Bank of Ireland..........................................       613,897
  55,078 Bank of Scotland.........................................       639,676
  15,730 Barclays, Plc............................................       452,020
  84,629 BG Group, Plc............................................       546,461
  71,100 Blue Circle Industries, Plc..............................       415,749
  28,529 BOC Group, Plc...........................................       615,207
  49,700 British Telecom, Plc.....................................     1,204,206
  18,695 Burmah Castrol, Plc......................................       330,367
  86,600 Cadbury Schweppes, Plc...................................       521,771
  27,850 Capital Radio............................................       674,792
  88,640 Centrica, Plc............................................       257,366
  71,700 Diageo, Plc..............................................       572,136
   9,200 Glaxo Wellcome, Plc......................................       260,658
  46,000 Granada Group, Plc.......................................       464,399
 106,160 Great Universal Stores, Plc..............................       617,329
 172,600 Halma, Plc...............................................       326,197
  53,100 Imperial Tobacco Group...................................       437,439
  64,600 J Sainsbury, Plc.........................................       364,958
  37,960 Lloyds TSB Group, Plc....................................       471,526
  13,800 National Westminster Bank................................       296,472
  48,619 Prudential Corp., Plc....................................       948,694
 132,988 Reckitt Benckiser, Plc...................................     1,258,819
  82,700 Scottish & Southern Energy, Plc..........................       657,908
 120,045 Shell Transport & Trading Co.............................       997,660
  36,700 Smith & Nephew, Plc......................................       123,306
  48,180 SSL International, Plc...................................       610,344
  60,500 WPP Group, Plc...........................................       947,939
                                                                     -----------
                                                                      17,672,511
                                                                     -----------
         UNITED STATES--0.0%
     300 Chartered Semiconductor
           Manufacturing, Ltd. (ADR)(b)...........................        21,900
                                                                     -----------
         Total Common Stocks
          (Identified Cost $68,762,925)...........................    86,476,351
                                                                     -----------

BONDS & NOTES--0.1%

   FACE                                                                VALUE
  AMOUNT                                                             (NOTE 1A)
 $  12,000 BG Transco Holdings,
            7.000%, 12/16/2024(GBP)..............................   $    18,833
    12,000 BG Transco Holdings,
            4.187%,
            12/14/2022(GBP)(c)...................................        19,335
    12,000 BG Transco Holdings,
            7.057%,
            12/14/2009(GBP)(c)...................................        19,503
                                                                    -----------
                                                                         57,671
                                                                    -----------
           Total Bonds and Notes
            (Identified Cost
            $58,124).............................................        57,671
                                                                    -----------

SHORT-TERM INVESTMENT--6.6%

 6,586,000 Repurchase Agreement with
            State Street Corp. dated
            12/31/1999 at 2.5% to be
            repurchased at
            $6,587,372 on 1/3/2000,
            collateralized by
            $5,145,000 U.S. Treasury
            Bonds, 9.875% due
            11/15/2015 with a value
            of $6,720,656..........................................    6,586,000
                                                                     -----------
           Total Short-Term
            Investment
            (Identified Cost
            $6,586,000)                                                6,586,000
                                                                     -----------
           Total Investments--93.6%
            (Identified Cost
            $75,407,049)(a).........................................  93,120,022
           Other assets less
            liabilities.............................................   6,340,273
                                                                     -----------
           TOTAL NET ASSETS--100%                                    $99,460,295
                                                                     ===========

FUTURES CONTRACTS-LONG(D)

NUMBER OF                                     EXPIRATION       UNREALIZED APPRECIATION/
CONTRACTS                                     DATE                  (DEPRECIATION)
---------                                     ----------       ------------------------
   12      CAC-40 10 Euro Index Futures(EUR)  March 31, 2000           $ 81,635
    5      DAX Index Futures(EUR)             March 17, 2000            110,668
    2      MIB 30 Index Futures(EUR)          March 17, 2000             62,440
   13      FTSE 100 Index Futures(GBP)        March 17, 2000             46,711
    8      Hang Seng Stock Index Futures(HKD) January 28, 2000           30,393
    9      Topix Index Futures(JPY)           March 9, 2000              79,386
                                                                       --------
Net Unrealized appreciation of futures contracts.............          $411,233
                                                                       ========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF DECEMBER 31, 1999

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 1999

                                 LOCAL    AGGREGATE               UNREALIZED
     CURRENCY       DELIVERY   CURRENCY      FACE      TOTAL    APPRECIATION/
     CONTRACT         DATE      AMOUNT      VALUE      VALUE    (DEPRECIATION)
Euro Currency
 (Bought).......... 2/16/2000   1,702,000 $1,760,317 $1,720,652    $(39,665)
Pound Sterling
 (Bought).......... 2/16/2000     842,500  1,365,842  1,360,985      (4,857)
Japanese Yen
 (Bought).......... 2/16/2000 143,320,000  1,396,561  1,413,604      17,043
                                                                   --------
Net Unrealized depreciation of forward currency contracts......    $(27,479)
                                                                   ========

TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1999 (UNAUDITED)

     1 Banking                   10.6%
     2 Telecommunications        10.0%
     3 Health & Personal Care     8.1%
     4 Electronic Components      5.3%
     5 Machinery & Engineering    5.2%
     6 Electrical                 4.7%
       Food & Household
     7 Products                   4.7%
     8 Chemicals                  4.5%
     9 Household Durables         4.5%
    10 Insurance                  4.1%

(a) Federal Tax Information:
  At December 31,1999 the net unrealized appreciation on investments based on cost of $75,845,936 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost........   $21,204,522
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value........    (3,930,436)
                                                                   -----------
     Net unrealized appreciation................................   $17,274,086
                                                                   ===========

(b) Non-income producing security.
(c) Variable or floating rate security. Rate disclosed is as of December 31, 1999.
(d) The Series used international stock index futures in conjunction with currency forwards to replicate the exposure one would achieve by investing in equities. As of December 31, 1999, 5.9% of total net assets was invested in stock index futures. See Note E in Notes to Financial Statements.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1999


ASSETS
 Investments at value....................................           $93,120,022
 Cash....................................................             5,239,488
 Foreign cash at value (Identified cost $58,717).........                58,831
 Receivable for:
 Fund shares sold........................................               467,398
 Dividends and interest..................................               102,271
 Foreign taxes...........................................                82,399
 Futures margin..........................................               780,758
                                                                    -----------
 Total Assets............................................            99,851,167
LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $189,604
 Open forward currencey contracts--net...................    27,479
 Withholding taxes.......................................    11,259
 Accrued expenses:
 Management fees.........................................    88,398
 Deferred trustees fees..................................     7,860
 Other expenses..........................................    66,272
                                                           --------
 Total Liabilities.......................................               390,872
                                                                    -----------
NET ASSETS...............................................           $99,460,295
                                                                    ===========
 Net assets consist of:
 Capital paid in.........................................           $80,259,710
 Overdistributed net investment income...................              (167,353)
 Accumulated net realized gains (losses).................             1,274,588
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................            18,093,350
                                                                    -----------
NET ASSETS...............................................           $99,460,295
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($99,460,295 divided by 7,030,701 shares of beneficial
 interest)...............................................           $     14.15
                                                                    ===========
Identified cost of investments...........................           $75,407,049
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
 Dividends.........................................              $ 1,394,100(a)
 Interest..........................................                  250,767
                                                                 -----------
                                                                   1,644,867
EXPENSES
 Management fees...................................  $  691,945
 Trustees' fees and expenses.......................      11,911
 Custodian.........................................     240,527
 Audit and tax services............................      21,248
 Legal.............................................       4,275
 Printing..........................................      23,630
 Amortization of organization expense..............       1,664
 Insurance.........................................       1,453
 Miscellaneous.....................................       3,724
                                                     ----------
 Total expenses....................................   1,000,377
 Less expenses assumed by the investment adviser...        (901)     999,476
                                                     ----------  -----------
NET INVESTMENT INCOME..............................                  645,391
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net..................................   1,342,104
 Futures contracts--net............................     377,159
 Foreign currency transactions--net................    (409,550)   1,309,713
                                                     ----------
Unrealized appreciation (depreciation) on:
 Investments--net..................................  15,774,693
 Futures contracts--net............................     411,233
 Foreign currency translation--net.................     180,268   16,366,194
                                                     ----------  -----------
Net gain (loss)....................................               17,675,907
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................              $18,321,298
                                                                 ===========

(a) Net of foreign taxes of $185,162

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

STATEMENT OF CHANGES IN NET ASSETS


                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           1999          1998
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $   645,391   $   674,909
 Net realized gain (loss)............................    1,309,713       698,188
 Unrealized appreciation (depreciation)..............   16,366,194     1,803,620
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...   18,321,298     3,176,717
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income...............................     (321,404)     (674,909)
 Net realized gain...................................            0      (658,590)
 In excess of net investment income..................            0      (146,749)
                                                       -----------   -----------
 Total distributions.................................     (321,404)   (1,480,248)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   36,063,101    31,156,503
 Reinvestment of distributions.......................      321,404     1,480,248
 Cost of shares redeemed.............................  (23,092,748)  (19,199,129)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................   13,291,757    13,437,622
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............   31,291,651    15,134,091
NET ASSETS
 Beginning of the year...............................   68,168,644    53,034,553
                                                       -----------   -----------
 End of the year.....................................  $99,460,295   $68,168,644
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $  (167,353)  $  (179,114)
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares......................    2,934,750     2,622,460
 Issued in reinvestment of distributions.............       25,290       125,847
 Redeemed............................................   (1,907,495)   (1,655,274)
                                                       -----------   -----------
 Net Change..........................................    1,052,545     1,093,033
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year............................  $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                                   -------  -------  -------  -------  -------
Income From Investment Operations
 Net Investment Income...........     0.10     0.14     0.08     0.06     0.09
 Net Realized and Unrealized Gain
  (Loss) on Investments..........     2.70     0.66    (0.23)    0.68     0.53
                                   -------  -------  -------  -------  -------
 Total From Investment
  operations.....................     2.80     0.80    (0.15)    0.74     0.62
                                   -------  -------  -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income..............    (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
 Distributions in Excess of Net
  Investment Income..............     0.00    (0.03)    0.00     0.00    (0.03)
 Distributions From Net Realized
  Capital Gains..................     0.00    (0.11)   (0.08)   (0.16)    0.00
 Distributions in Excess of Net
  Realized Capital Gains.........     0.00     0.00    (0.11)    0.00     0.00
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year.....  $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                                   =======  =======  =======  =======  =======
TOTAL RETURN (%).................     24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating Expenses to
 Average Net Assets (%)..........     1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate (%)......       59       40      115       64       89
Net Assets, End of Year (000)....  $99,460  $68,169  $53,035  $39,392  $16,268
The Ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement described in
 Note 4 to the Financial
 Statements would have been (%)..     1.30     1.40     1.59     1.66     3.12

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1999

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("NELICO"), an indirect subsidiary of MetLife, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.SECURITY VALUATION

  As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the Back Bay Advisors Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant adviser or subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, and equity securities not so traded are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported bid price or at the average of the last reported bid and asked price, according to the subadviser's valuation policies. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Series' adviser or subadviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders.

  Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a Series'

NEW ENGLAND ZENITH FUND
  subadviser under the direction of the adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the relevant adviser or subadviser and approved by the Board.

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

  All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. OPTIONS--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts and buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

  For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

  Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

NEW ENGLAND ZENITH FUND

E. FUTURES CONTRACTS--The Morgan Stanley International Magnum Equity Series uses international stock index futures contracts with the objective of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Series may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the series and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

F. REPURCHASE AGREEMENTS--Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

G. REVERSE REPURCHASE AGREEMENTS--The Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account at the custodian or a subcustodian, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. At December 31, 1999, there were no open reverse repurchase agreements for the Salomon Brothers Strategic Bond Opportunities Series or Salomon Brothers U.S. Government Series.

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Back Bay Advisors Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

2. At December 31, 1999, MetLife held 28,600,506 shares of the Fund in separate accounts funding annuity contracts issued by MetLife. NELICO held the remaining 77,945,582 shares of the Fund then outstanding in separate accounts funding variable life insurance and variable annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

NEW ENGLAND ZENITH FUND

3. For the year ended December 31, 1999, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                    PURCHASES                        SALES
                          ------------------------------ ------------------------------
         SERIES           U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT     OTHER
         ------           --------------- -------------- --------------- --------------
Back Bay Advisors Bond
 Income Series..........   $ 84,687,570   $  189,976,257  $ 74,038,973   $  135,322,903
Salomon Brothers
 Strategic Bond
 Opportunities Series...    117,776,265       92,147,764   116,126,478       83,946,514
Salomon Brothers U.S.
 Government Series......    243,640,296               --   239,928,630               --
Back Bay Advisors
 Managed Series.........      8,039,625       96,926,233     6,421,937      115,973,736
Loomis Sayles Balanced
 Series.................     32,964,328      106,390,646    31,446,526       88,766,050
Alger Equity Growth
 Series.................             --      914,624,336            --      700,482,268
Capital Growth Series...             --    3,916,033,920            --    4,018,082,659
Davis Venture Value
 Series.................             --      226,297,701            --      112,292,157
Goldman Sachs Midcap
 Value Series...........             --      130,755,828            --      120,497,799
Loomis Sayles Small Cap
 Series.................             --      338,660,291            --      329,370,479
MFS Investors Series
 (April 30, 1999 through
 December 31, 1999).....             --        8,274,326            --        2,033,520
MFS Research Managers
 Series (April 30, 1999
 through December 31,
 1999)..................             --        8,201,156            --        2,907,894
Westpeak Growth and
 Income Series..........             --      504,036,390            --      397,839,435
Westpeak Stock Index
 Series.................             --       45,990,418            --        5,906,589
Morgan Stanley
 International Magnum
 Equity Series..........             --       48,951,748            --       42,506,684

Purchases and sales (maturities) of short-term obligations for the Back Bay Advisors Money Market Series aggregated $1,300,623,024 and $1,203,582,524, respectively.

NEW ENGLAND ZENITH FUND

4. New England Investment Management, Inc. ("NEIM") (formerly TNE Advisers, Inc.) acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                             MANAGEMENT
                             FEES EARNED       ANNUAL
                             BY NEIM FOR     PERCENTAGE                 BASED ON
                           THE YEAR ENDED   RATES PAID TO    SERIES AVERAGE DAILY NET ASSET
         SERIES           DECEMBER 31, 1999    ADVISER                VALUE LEVELS
         ------           ----------------- ------------- ------------------------------------
Back Bay Advisors Money
 Market Series (a)......     $  796,250         0.35%     of the first $500 million
                                                0.30%     of the next $500 million
                                                0.25%     of amounts in excess of $1 billion
Back Bay Advisors Bond
 Income Series (b)......      1,121,515         0.40%     of the first $400 million
                                                0.35%     of the next $300 million
                                                0.30%     of the next $300 million
                                                0.25%     of amounts in excess of $1 billion
Salomon Brothers
 Strategic Bond
 Opportunities Series...        618,506         0.65%     of all assets
Salomon Brothers U.S.
 Government Series......        270,607         0.55%     of all assets
Back Bay Advisors
 Managed Series.........      1,083,736         0.50%     of all assets
Loomis Sayles Balanced
 Series.................      1,386,037         0.70%     of all assets
Alger Equity Growth
 Series.................      4,418,196         0.75%     of all assets
Davis Venture Value
 Series.................      4,032,970         0.75%     of all assets
Goldman Sachs Midcap
 Value Series...........        834,843         0.75%     of all assets
Loomis Sayles Small Cap
 Series (c).............      2,368,856         1.00%     of all assets
MFS Investors Series
 (April 30, 1999 through
 December 31, 1999).....         25,852         0.75%     of all assets
MFS Research Managers
 Series (April 30, 1999
 through December 31,
 1999)..................         26,299         0.75%     of all assets
Westpeak Growth and
 Income Series (d)......      2,410,327         0.70%     of the first $200 million
                                                0.65%     of the next $300 million
                                                0.60%     of amounts in excess of $500 million
Westpeak Stock Index
 Series.................        560,987         0.25%     of all assets
Morgan Stanley
 International Magnum
 Equity Series..........        691,945         0.90%     of all assets

(a) Effective January 1, 2000, the management fee payable by the Money Market Series is at the annual rate of 0.35% on the first $1 billion of average daily net assets; 0.30% of the next $1 billion of such assets; and 0.25% of such assets in excess of $2 billion.
(b) Effective January 1, 2000, the management fee payable by the Bond Income Series is at the annual rate of 0.40% on the first $1 billion of average daily net assets; 0.35% of the next $1 billion of such assets; 0.30% of the next $1 billion of such assets; and 0.25% of such assets in excess of $3 billion.
(c) Effective January 1, 2000, the management fee payable by the Small Cap Series is at the annual rate of 0.90% of the first $500 million of average daily net assets; and 0.85% of such assets in excess of $500 million.
(d) Effective January 1, 2000, the management fee payable by the Growth and Income Series is 0.70% of the first $200 million of average daily net assets; 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.

NEW ENGLAND ZENITH FUND

  The Capital Growth Series pays its adviser, CGM, an advisory fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the year ended December 31, 1999, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $11,792,608.

  SUB-ADVISORY FEES. NEIM has sub-contracted day-to-day portfolio management responsibilities for the Series it advises to each of the following sub-advisers: Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series; Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap and Loomis Sayles Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Goldman Sachs Asset Management ("GSAM") for the Goldman Sachs Midcap Value Series; Massachusetts Financial Services Company for MFS Investors Series and MFS Research Managers Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; and Morgan Stanley Asset Management ("MSAM") for the Morgan Stanley International Magnum Equity Series. NEIM, which acts as adviser to each Series except the Capital Growth Series, is an indirect wholly owned subsidiary of NELICO, an indirect wholly owned subsidiary of MetLife, a mutual life insurance company. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns the entire limited partnership interest in each of Loomis Sayles, Westpeak and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner and Nvest, L.P.'s general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife New England Holdings, Inc. which in turn is a wholly owned subsidiary of MetLife. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Companies is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of seven Series of the Fund are currently wholly-owned subsidiaries of Nvest Companies and an additional Series is advised by a majority-owned subsidiary (CGM) of Nvest Companies. The sub-advisers of the remaining six Series are not affiliated with MetLife, Nvest, L.P. or Nvest Companies. NEIM paid each sub-adviser as shown below for providing sub-advisory services to the Series:

                                                                FEES EARNED
                                                            BY SUB-ADVISERS FOR
                                                              THE YEAR ENDED
                          SERIES                             DECEMBER 31, 1999
                          ------                            -------------------
Back Bay Advisors Money Market Series......................     $  277,500
Back Bay Advisors Bond Income Series.......................        570,569
Salomon Brothers Strategic Bond Opportunities Series.......        310,464
Salomon Brothers U.S. Government Series....................        110,702
Back Bay Advisors Managed Series...........................        458,497
Loomis Sayles Balanced Series..............................        719,017
Alger Equity Growth Series.................................      2,356,293
Davis Venture Value Series.................................      2,176,500
Goldman Sachs Midcap Value Series..........................        495,250
Loomis Sayles Small Cap Series.............................      1,110,043
MFS Investors Series (April 30, 1999 through December 31,
 1999).....................................................         13,788
MFS Research Managers Series (April 30, 1999 through
 December 31, 1999)........................................         14,025
Westpeak Growth and Income Series..........................      1,241,303
Westpeak Stock Index Series................................        224,395
Morgan Stanley International Magnum Equity Series..........        495,170

NEW ENGLAND ZENITH FUND

  VOLUNTARY EXPENSE LIMITATION. Pursuant to the voluntary expense agreement relating to Small Cap, NEIM bears all the operating expenses (does not include amortization of expenses, brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. NEIM may terminate this expense agreement at any time.

  EXPENSE DEFERRAL AGREEMENT. Pursuant to an Expense Deferral Agreement, which has been in effect since November 1, 1994 with respect to the Morgan Stanley International Magnum Equity Series, Alger Equity Growth Series, Davis Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series, since May 1, 1998 for the Goldman Sachs Midcap Value Series and since April 30, 1999 for the MFS Investors Series and the MFS Research Managers Series. Under this Agreement, NEIM has agreed to pay expenses of each Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets set forth below, subject to the obligation of each Series to repay NEIM such expenses in future years, if any, when the Series' expenses fall below that percentage; however, no Series is obligated to repay any expenses paid by NEIM more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Series and MFS Research Managers Series). The percentage applicable to each Series is shown below:

NEIM may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the year ended December 31, 1999, (i) the maximum expense ratio for each Series after giving effect to the foregoing arrangements; (ii) the amounts of expenses assumed by NEIM for each Series to which the Voluntary Expense Limitation applies; and (iii) the amounts of expenses deferred for each Series to which the Expense Deferral Agreement applies, are as follows

                          MAXIMUM EXPENSE
                            RATIO UNDER
                              CURRENT         EXPENSES ASSUMED
                         VOLUNTARY EXPENSE      BY NEIM AS A       EXPENSES DEFERRED IN EXPENSES DEFERRED IN
                           LIMITATION OR    RESULT OF THE SERIES     1998 (SUBJECT TO     1999 (SUBJECT TO
                         EXPENSE DEFERRAL       EXCEEDING THE        REPAYMENT UNTIL      REPAYMENT UNTIL
         SERIES              AGREEMENT     VOLUNTARY EXPENSE LIMIT  DECEMBER 31, 2000)   DECEMBER 31, 2001)
         ------          ----------------- ----------------------- -------------------- --------------------
Loomis Sayles Small Cap
 Series.................       1.00%              $246,217            not applicable       not applicable
Goldman Sachs Midcap
 Value Series...........       0.90%           not applicable                                    --
Alger Equity Growth
 Series.................       0.90%           not applicable               --                   --
Davis Venture Value
 Series.................       0.90%           not applicable               --                   --
Loomis Sayles Balanced
 Series.................       0.85%           not applicable               --                   --
Morgan Stanley
 International Magnum
 Equity Series..........       1.30%           not applicable            $ 62,316             $   901
MFS Investors Series....       0.90%           not applicable               --                 38,953(a)
MFS Research Managers
 Series.................       0.90%           not applicable               --                 39,708(a)
Salomon Brothers
 Strategic Bond
 Opportunities Series...       0.85%           not applicable               --                   --
Salomon Brothers U.S.
 Government Series......       0.70%           not applicable             21,784                7,595

(a) Subject to repayment until December 31, 2002.

NEW ENGLAND ZENITH FUND

For the year ended December 31, 1999 the amount of deferred expense recovered by NEIM from each Series subject to the Expense Deferral Agreement is set forth below:

                                            DEFERRED EXPENSES DEFERRED EXPENSES
                                              RECOVERED BY      RECOVERED BY
                     SERIES                  NEIM FROM 1997    NEIM FROM 1998
                     ------                 ----------------- -----------------
      Goldman Sachs Midcap Value Series....         None           $4,535
      MFS Investors Series.................         None             None
      MFS Research Managers Series.........         None             None
      Morgan Stanley International Magnum
       Equity Series.......................         None             None
      Salomon Brothers Strategic Bond
       Opportunities Series................      $12,296             None
      Salomon Brothers U.S. Government
       Series..............................         None             None

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, NEIM or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $20,000 and meeting fees of $2,500 for each meeting of the Board of Trustees attended. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and the New England Variable Annuity Fund I based upon a formula that takes into account among other factors, the relative net assets of each Series. Each trustee is also a manager of New England Variable Annuity Fund I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

6. Shareholder Meeting (Unaudited)
At a Special Meeting of Shareholders held on October 15, 1999 such shareholders voted for the following proposals:

                                         FOR      AGAINST   ABSTAIN    TOTAL
                                      ---------- --------- --------- ----------
1. That with respect to all Series
   the following trustees are hereby
   elected:
 John J. Arena......................  89,021,827       711 4,071,887 93,094,425
 Edward A. Benjamin.................  88,981,983       711 4,111,731 93,094,425
 Mary Ann Brown.....................  88,984,233       711 4,109,482 93,094,426
 Joseph W. Flynn....................  88,980,774       711 4,112,940 93,094,425
 Anne M. Goggin.....................  89,016,789       711 4,076,925 93,094,425
 Nancy Hawthorne....................  89,019,437       711 4,074,277 93,094,425
 Joseph M. Hinchey..................  88,950,855       711 4,142,859 93,094,425
 Robert B. Kittredge................  88,893,991       711 4,199,723 93,094,425
 John T. Ludes......................  89,025,375       711 4,068,339 93,094,425
 Dale R. Marshall...................  89,018,770       711 4,074,944 93,094,425
2a. That with respect to the Money
    Market Series the new proposed
    Advisory Agreement between NEIM
    and the Trust is hereby
    approved........................   2,029,297   164,372    74,698  2,268,367
2b. That with respect to the Bond
    Income Series, the new proposed
    Advisory Agreement between NEIM
    and the Trust is hereby
    approved........................   2,409,028   111,559   101,552  2,622,139
2c. That with respect to the Growth
    and Income Series, the new
    proposed Advisory Agreement
    between NEIM and the Trust is
    hereby approved.................   1,585,875    64,278    69,767  1,719,920
3. That the proposal to replace the
   fundamental investment objective
   of the Money Market, Bond Income,
   Managed, Capital Growth, Small
   Cap, Growth and Income, and
   Midcap Value Series with an
   otherwise identical non-
   fundamental investment objective
   is hereby approved...............  12,869,447   730,801   591,629 14,191,877
4. That the proposal to grant
   authority for the Money Market,
   Bond Income, Managed, Balanced,
   Equity Growth, Venture Value,
   Small Cap, Investors, Research
   Managers, Growth and Income,
   Stock Index, and International
   Magnum Equity Series whereby each
   such Series may from time to
   time, to the extent permitted by
   an exemption or exemptions from
   the Securities and Exchange
   Commission, permit NEIM to enter
   into new or amended agreements
   with subadvisers with respect to
   the Series without obtaining
   shareholder approval of such
   agreements, and to permit such
   subadvisers to manage the assets
   of the Series pursuant to such
   subadvisory agreements is hereby
   approved ........................  69,183,900 3,273,146 3,081,893 75,538,939
5. That the following proposals to
   adopt Standardized Investment
   Restrictions for the Series are
   hereby approved:
5a. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to
    investments in a single issuer..   9,994,309   544,555   414,267 10,953,131
5b. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to short
    sales and purchasing securities
    on margin.......................   9,799,175   731,724   422,232 10,953,131

NEW ENGLAND ZENITH FUND

                                        FOR      AGAINST   ABSTAIN    TOTAL
                                     ---------- --------- --------- ----------
5c. That with respect to all Series
    to revise the restrictions
    relating to concentrations of
    investments in one industry....  85,801,339 3,740,186 3,552,900 93,094,425
5d. That with respect to all Series
    to revise the restrictions
    relating to borrowings.........  85,142,143 4,467,632 3,484,650 93,094,425
5e. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to
    investments in businesses less
    than three years old...........   9,979,014   585,980   388,137 10,953,131
5f. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to
    issuers whose shares are
    beneficially owned by Trustees
    and officers of the Trust or
    directors and officers of
    certain affiliates of the
    Trust..........................   9,838,478   706,217   408,436 10,953,131
5g. That with respect to all Series
    to revise the restrictions
    relating to underwriting of
    securities.....................  85,813,170 3,457,557 3,823,698 93,094,425
5h. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to the
    purchase of restricted
    securities and illiquid
    securities.....................   9,812,801   709,941   430,389 10,953,131
5i. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to
    investments made for the
    purpose of exercising control
    or management..................   9,829,766   683,782   439,583 10,953,131
5j. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to joint
    trading of securities..........   9,939,276   565,449   448,406 10,953,131
5k. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to
    investments in other investment
    companies......................  10,006,906   546,267   399,958 10,953,131
5l. That with respect to all Series
    to revise the restrictions
    relating to investments in
    commodities and real estate....  85,694,164 3,874,396 3,525,865 93,094,425
5m. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to
    pledging assets................   9,740,140   773,975   439,016 10,953,131
5n. That with respect to all Series
    to revise the restrictions
    relating to making loans.......  84,954,167 4,589,068 3,551,190 93,094,425
5o. That with respect to the Money
    Market, Bond Income, Managed,
    Capital Growth, and Stock Index
    Series to eliminate the
    restrictions relating to the
    purchase and/or writing of
    options........................   9,832,550   699,831   420,750 10,953,131
5p. That with respect to the
    Strategic Bond Opportunities,
    U.S. Government, Balanced,
    Equity Growth, Venture Value,
    Midcap Value, Small Cap,
    Investors, Research Managers,
    Growth and Income, and
    International Magnum Equity
    Series to revise the
    restrictions relating to the
    issuance of senior securities..  78,875,840 2,937,791 3,327,664 82,141,295

NEW ENGLAND ZENITH FUND

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (the "Fund") (comprising, respectively, the Back Bay Advisors Bond Income Series, Capital Growth Series, Back Bay Advisors Money Market Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Goldman Sachs Midcap Value Series, Westpeak Growth and Income Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Morgan Stanley International Magnum Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, Alger Equity Growth Series, MFS Investors Series and MFS Research Managers Series--the "Series"), including the portfolios of investments, as of December 31, 1999, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended and financial highlights for each of the three years then ended. These financial statements and financial highlight are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for other periods indicated herein were audited by other auditors whose report dated February 14, 1997 expressed an unqualified opinion on these statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

 (1) Lipper Variable Products Money Market Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (2) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Government/Corporate Bond Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (6) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, on independent mutual fund ranking service.

 (7) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products International Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Products Midcap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Company Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Europe, Australia and the Far East. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(19) Morgan Stanley Capital International Europe Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Russia, Spain, Sweden, Switzerland, Turkey and United Kingdom. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(20) Morgan Stanley Capital International Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. Dollars) of companies representing the stock markets of Japan. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(21) Morgan Stanley Capital International Pacific Free ex-Japan Index is an arithmetical average (weighted by market value) of their performance (in U.S. dollars) of companies representing the stock markets of Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(22) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.7 billion as of December 31, 1998. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(23) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market capitalization of $592 million as of December 31, 1998. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(24) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(25) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

136


FIDELITY(REGISTERED TRADEMARK) VARIABLE INSURANCE PRODUCTS:
EQUITY-INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past 12 months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        14  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       17  Notes to the financial
                                statements.

REPORT OF INDEPENDENT       20  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS               21

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT

Entering the final year of the 20th century, popular U.S. equity market indexes had just posted an unprecedented four consecutive years of double-digit annual returns, while domestic bonds also enjoyed relatively strong increases. The international story entering 1999, however, was less positive. In general - with the exception of European issues - international equities and bonds were greatly disappointing. Asian and Russian economies had fallen into disarray, Japan was struggling to implement banking reforms, and emerging markets were plagued by a host of currency devaluations, loan defaults and dismal credit outlooks. So who would have thought, just one year later, that Japan, Russia and emerging markets would be three of 1999's best-performing investments? U.S. equities also continued to chug along in 1999, extending their indexes' streak of consecutive double-digit annual increases to five. The stock market was not without its problems, however. Extremely narrow market breadth, soaring valuations and rising interest rates - not to mention Y2K - left many investors unsettled about the prospects for equities entering the new millennium. Domestic fixed-income alternatives, meanwhile, fared poorly in 1999 relative to the year prior.

U.S. STOCK MARKETS

In a word, technology was the primary driver of equity market performance in 1999. While telecommunications, particularly the wireless segment of the industry, also performed well, nothing dominated like technology. This incredibly narrow market breadth was illustrated by the technology-laden NASDAQ Index. Its return of 86.12% for the one-year period ending December 31, 1999, was the all-time highest annual return for any major U.S. stock index. Broader indexes, such as the Standard & Poor's 500SM, generated much lower returns, but were still significantly affected by tech's presence. For example, technology was responsible for approximately 70% of the S&P 500's 12-month return of 21.04%, the index's fifth consecutive annual gain above 20%. The top 50 stocks in the S&P 500 - the so-called "Nifty 50," many of which were technology shares - accounted for 115% of its total return. Meanwhile, the remaining 450 stocks fell 3.13%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a 27.13% return during the period, its fifth consecutive double-digit annual return. Despite the strong numbers of these indexes, more stocks fell than rose in 1999. Growth stocks continued to hammer their value-oriented peers. But in a turnaround from previous years, mid- and small-cap growth stocks performed better than their large-cap brethren did. Conversely, mid-and small-cap value issues posted negative overall returns in 1999.

FOREIGN STOCK MARKETS

Similar to the domestic equity markets, technology and - perhaps to an even greater degree than in the U.S. - telecommunications led the charge in the vastly improved international equity markets. The recovery of the Japanese stock market in 1999 was nothing short of remarkable. A renewed emphasis on corporate restructuring and shareholder value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved wildly successful. For the period, the Morgan Stanley Capital International Japan Index returned 61.53% and Japan's TOPIX Index was up 75.89%. While Canadian equity markets didn't get nearly the attention of their U.S. neighbors, their performance was a great deal better than the broader American indexes, as the Toronto Stock Exchange (TSE) 300 returned 39.34% for the 12-month period ending December 31, 1999. Despite a strong surge in December, European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe Index posted a relatively tame - at least, in comparison to other developed nations' stock markets - one-year return of 16.16%.

U.S. BOND MARKETS

Fueled by robust economic growth and a tighter monetary policy, interest rates moved sharply higher, causing most domestic bonds to struggle throughout the 12-month period ending December 31, 1999. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, fell 0.82% during the period. Treasury prices had the toughest time of it, falling in response to three quarter-point interest-rate hikes levied by the Federal Reserve Board, which erased all of 1998's rate cuts. The Lehman Brothers Long-Term Treasury Index plunged 8.74% in 1999. Nor were corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, immune from the fixed-income fade during the year, falling 1.96%. Government agency securities also fell into negative territory for the year, as the Lehman Brothers U.S. Agency Index fell 0.94%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 2.51% during the 12-month period, while the Lehman Brothers Mortgage-Backed Securities Index was up 1.86%.

FOREIGN BOND MARKETS

Emerging markets stood as one of the best-performing asset classes in 1999. For the 12-month period ending December 31, 1999, the JP Morgan Emerging Markets Bond Index Plus was up 25.97%. A year ago, that same index closed 1998 with a negative 14.35% annual return. A variety of factors sparked their recovery, including rising commodity prices, particularly oil; the continuation of a strong U.S. economy; stable-to-lower interest rates; tame inflation; and greater political stability. Russia was perhaps the year's biggest comeback story. Devastated by its devaluation of the ruble and loan defaults in 1998, Russia steadily demonstrated strong technical improvements that made it the best-performing country in the index in 1999. Both Brazil and Mexico enjoyed relatively low inflation and improved economies. Turkey was the best-performing emerging-market country in December, as the government's reform plans, IMF financial support, and the announcement that it would be accepted in the European Union all boosted the country's prospects. Elsewhere, outside of positive performing Canadian and Japanese issues - beneficiaries of strong local currencies - higher rates proved insurmountable for most non-U.S. developed markets, which produced negative returns in local currency terms. A markedly weak euro, coupled with firming supply pressures, felled bond prices in Germany, France and Italy. The Salomon Brothers Non-U.S. World Government Bond Index fell 5.07% in 1999.

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  DECEMBER 31,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY VIP: EQUITY-INCOME -   6.33%        18.61%        14.49%
 "INITIAL CLASS"

Russell 3000 Value              6.65%        22.15%        15.31%

S&P 500 (registered trademark)  21.04%       28.56%        18.21%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. These benchmarks reflect the reinvestment of dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.


(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of long-term growth and
short-term volatility. In turn, the share price and
return of a fund that invests in stocks will vary.
That means if you sell your shares during a
market downturn, you might lose money. But if
you can ride out the market's ups and downs,
you may have a gain.
$10,000 OVER 10 YEARS
             VIP EQUITY-INCOME           RUSSELL 3000 VALUE
             00150                       RS008
  1989/12/31      10000.00                    10000.00
  1990/01/31       9324.65                     9371.11
  1990/02/28       9379.91                     9606.92
  1990/03/31       9395.38                     9719.38
  1990/04/30       9069.63                     9342.72
  1990/05/31       9669.70                    10097.82
  1990/06/30       9573.42                     9882.72
  1990/07/31       9339.29                     9777.75
  1990/08/31       8593.53                     8899.48
  1990/09/30       7926.91                     8452.49
  1990/10/31       7724.79                     8314.32
  1990/11/30       8278.44                     8887.34
  1990/12/31       8471.06                     9115.48
  1991/01/31       8925.35                     9543.73
  1991/02/28       9539.97                    10198.50
  1991/03/31       9737.86                    10378.09
  1991/04/30       9783.37                    10455.02
  1991/05/31      10320.32                    10850.43
  1991/06/30       9898.33                    10390.76
  1991/07/31      10459.48                    10814.90
  1991/08/31      10680.26                    11020.19
  1991/09/30      10606.96                    10945.39
  1991/10/31      10783.59                    11122.83
  1991/11/30      10318.78                    10559.81
  1991/12/31      11134.23                    11431.66
  1992/01/31      11284.57                    11510.56
  1992/02/29      11651.01                    11811.17
  1992/03/31      11508.24                    11643.01
  1992/04/30      11868.77                    12096.97
  1992/05/31      11963.64                    12175.51
  1992/06/30      11858.90                    12077.51
  1992/07/31      12222.32                    12543.07
  1992/08/31      11954.53                    12170.16
  1992/09/30      12078.63                    12343.49
  1992/10/31      12223.23                    12376.52
  1992/11/30      12666.66                    12811.37
  1992/12/31      13014.49                    13135.01
  1993/01/31      13402.98                    13542.55
  1993/02/28      13704.06                    13983.83
  1993/03/31      14112.45                    14405.47
  1993/04/30      14053.77                    14207.68
  1993/05/31      14308.05                    14506.33
  1993/06/30      14476.35                    14811.05
  1993/07/31      14673.31                    14984.56
  1993/08/31      15234.63                    15529.55
  1993/09/30      15176.39                    15585.78
  1993/10/31      15315.17                    15608.81
  1993/11/30      15047.52                    15279.64
  1993/12/31      15395.34                    15584.89
  1994/01/31      16073.38                    16171.30
  1994/02/28      15659.46                    15666.29
  1994/03/31      15004.35                    15072.03
  1994/04/30      15521.38                    15347.11
  1994/05/31      15669.10                    15504.56
  1994/06/30      15572.30                    15130.22
  1994/07/31      16092.43                    15580.79
  1994/08/31      16920.41                    16045.63
  1994/09/30      16643.21                    15550.80
  1994/10/31      16984.82                    15713.95
  1994/11/30      16429.70                    15079.17
  1994/12/31      16483.14                    15281.78
  1995/01/31      16740.85                    15694.68
  1995/02/28      17379.19                    16311.25
  1995/03/31      17979.28                    16640.96
  1995/04/30      18479.34                    17163.64
  1995/05/31      19036.22                    17851.09
  1995/06/30      19309.72                    18128.85
  1995/07/31      20052.85                    18762.92
  1995/08/31      20304.36                    19057.28
  1995/09/30      20978.45                    19705.46
  1995/10/31      20737.06                    19450.90
  1995/11/30      21633.67                    20415.39
  1995/12/31      22267.47                    20940.04
  1996/01/31      22914.58                    21543.05
  1996/02/29      22991.55                    21722.27
  1996/03/31      23233.56                    22099.47
  1996/04/30      23536.08                    22232.81
  1996/05/31      23790.20                    22538.07
  1996/06/30      23572.38                    22529.14
  1996/07/31      22422.81                    21640.87
  1996/08/31      22882.64                    22293.33
  1996/09/30      23862.80                    23149.82
  1996/10/31      24250.03                    23979.01
  1996/11/30      25871.54                    25671.65
  1996/12/31      25448.01                    25461.90
  1997/01/31      26440.28                    26608.12
  1997/02/28      26733.18                    26984.95
  1997/03/31      25739.58                    26039.51
  1997/04/30      26652.62                    27061.44
  1997/05/31      28304.14                    28636.85
  1997/06/30      29619.99                    29887.64
  1997/07/31      31781.74                    32037.71
  1997/08/31      30291.34                    31054.48
  1997/09/30      31956.29                    32950.14
  1997/10/31      30788.14                    32031.70
  1997/11/30      31916.01                    33341.19
  1997/12/31      32600.79                    34329.91
  1998/01/31      32520.23                    33830.79
  1998/02/28      34616.16                    36085.61
  1998/03/31      36219.56                    38220.53
  1998/04/30      36219.56                    38469.83
  1998/05/31      35632.60                    37823.75
  1998/06/30      36033.45                    38242.68
  1998/07/31      35145.85                    37360.71
  1998/08/31      29777.34                    31776.27
  1998/09/30      31523.90                    33597.52
  1998/10/31      33857.41                    36066.02
  1998/11/30      35289.01                    37689.68
  1998/12/31      36391.35                    38964.64
  1999/01/31      36276.82                    39181.65
  1999/02/28      35835.23                    38466.55
  1999/03/31      37144.62                    39181.62
  1999/04/30      40440.68                    42835.36
  1999/05/31      39341.99                    42489.46
  1999/06/30      41027.65                    43745.15
  1999/07/31      39793.51                    42481.19
  1999/08/31      38709.87                    40908.17
  1999/09/30      37445.63                    39523.04
  1999/10/31      38815.22                    41575.47
  1999/11/30      38303.51                    41286.38
  1999/12/31      38694.82                    41556.13
IMATRL PRASUN   SHR__CHT 19991231 20000126 140928 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Equity-Income Portfolio on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $38,695 - a 286.95% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $41,556 - a 315.56% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF
DECEMBER 31, 1999

                               % OF FUND'S NET ASSETS

General Electric Co.            4.8

Citigroup, Inc.                 3.5

Exxon Mobil Corp.               3.0

BP Amoco PLC sponsored ADR      2.6

American Express Co.              2.4

                                 16.3

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1999

                               % OF FUND'S NET ASSETS

FINANCE                         23.6

ENERGY                          14.0

UTILITIES                       10.9

INDUSTRIAL MACHINERY &          8.8
EQUIPMENT

BASIC INDUSTRIES                8.0

ASSET ALLOCATION AS OF
DECEMBER 31, 1999 *

% OF FUND'S NET ASSETS

Stocks 97.3%
Bonds 1.4%

Short-Term Investments  and
Net Other Assets 1.3%

* FOREIGN INVESTMENTS 9.5%

Row: 1, Col: 1, Value: 97.3
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.4
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.3

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Steve Petersen)

An interview with
Steve Petersen,
Portfolio Manager
of Equity-Income Portfolio

Q. HOW DID THE FUND PERFORM, STEVE?

A. The fund slightly underperformed the Russell 3000 Value Index, which returned 6.65% for the 12-month period ending December 31, 1999.

Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE RUSSELL INDEX?

A. The Russell 3000 Value Index, which focuses on companies with value characteristics, closely reflects the fund's investment strategy. However, 7% of the index was in technology stocks - typically growth stocks rather than dividend-paying stocks - and the fund was unable to identify good dividend-paying candidates within this sector. A huge push in technology performance, particularly during the fourth quarter, helped boost the Russell index. Consequently, the fund's underweighting in technology stocks hurt its performance relative to the index.

Q. WHAT WAS YOUR STRATEGY WITHIN THIS CHALLENGING ENVIRONMENT?

A. I followed my long-term strategy, which emphasizes companies that pay dividends, show signs of improvement in business fundamentals and have good valuations. Rather than buying the high-priced growth stocks, I looked for earnings growth, restructuring progress, acquisition activity or share buyback programs that allowed for faster earnings growth. Although this approach has worked well for us before, over the past two years the market focused only on companies that had robust internal growth, and punished companies that could not sustain strong earnings growth.

Q. FINANCIAL STOCKS ACCOUNTED FOR A SIGNIFICANT PROPORTION OF THE
FUND'S PORTFOLIO AND THE RUSSELL INDEX. HOW DID THEY DO?

A. The biggest impact on financial stocks during 1999 was the Federal Reserve Board's interest-rate increases. In general, rising interest rates are not good for this sector because they tend to cause borrowing activity to slow. We also saw a gradual narrowing between longer-term fixed-income yields and shorter-term yields during the year, which negatively affected many financial stocks. Lending institutions play the spreads, borrowing short-term money - deposits - and lending long-term money - mortgages and installment loans. When spreads narrow, it hurts banks' profitability. Such traditional commercial banks as Bank One, BankAmerica and savings and loan institution Washington Mutual performed poorly. Fannie Mae also suffered from negative investor perception of the overall sector, even though its earnings were on track during the year. On the other hand, financial companies that earned a higher percentage of their revenues from transactions or asset management did well during the year. For example, Citigroup benefited from strong equity markets through its Salomon Smith Barney subsidiary. Fund holding Bank of New York's custodial business helped its performance.

Q. WHICH OTHER STOCKS PERFORMED WELL?

A. GE, the fund's largest holding, contributed significantly to overall performance. This company demonstrated consistent earnings growth and did a good job strengthening its various business units. Energy holdings BP Amoco and Total Fina benefited from rising oil prices and their stocks performed very well. Alcoa demonstrated its ability to cut costs, make successful acquisitions of second-tier producers, integrate those acquisitions successfully, purchase properties and streamline its operations. As a result, with aluminum prices trending upward during 1999, Alcoa's stock performed strongly. Wal-Mart continued to improve profitability and benefited from a consumer trend toward value for such products as apparel.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. In addition to the financial stocks I mentioned earlier, Philip Morris performed poorly, suffering from continued litigation woes that do not appear likely to let up in the near future. I sold much of the fund's position in this stock. Waste Management experienced internal accounting problems earlier in 1999, and its stock fell significantly. I sold this stock from the fund's portfolio.

Q. WHAT'S YOUR OUTLOOK, STEVE?

A. I'm still cautious. The outlook for corporate earnings growth in the near term looks good and, as the world economy continues its recovery, we're seeing more good news from companies that were hurt by the global economic downturn last year. The potentially bad news is that the U.S. government and the Fed are still concerned about the potential for inflation to pick up once again. They also appear to be monitoring the valuation anomaly on the technology side of the market. Any action to increase interest rates could be detrimental to value stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: seeks reasonable income while
maintaining a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

START DATE: October 9, 1986

SIZE: as of December 31, 1999, more than $11.4 billion

MANAGER: Stephen Petersen, since 1997;
joined Fidelity in 1980

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO

INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.3%

                                 SHARES                       VALUE (NOTE 1)

AEROSPACE & DEFENSE - 3.6%

AEROSPACE & DEFENSE - 3.3%

Boeing Co.                        1,116,200                   $ 46,392,063

Harsco Corp.                      583,300                      18,519,775

Honeywell International, Inc.     2,029,925                    117,101,298

Rockwell International Corp.      313,800                      15,023,175

Textron, Inc.                     1,122,400                    86,074,050

United Technologies Corp.         1,466,300                    95,309,500

                                                               378,419,861

DEFENSE ELECTRONICS - 0.0%

Raytheon Co. Class B              33,600                       892,500

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            505,700                      26,675,675

TOTAL AEROSPACE & DEFENSE                                      405,988,036

BASIC INDUSTRIES - 7.7%

CHEMICALS & PLASTICS - 3.2%

Arch Chemicals, Inc.              292,600                      6,126,312

Aventis SA                        368,416                      21,500,108

Celanese AG (a)                   49,110                       892,064

CK Witco Corp.                    630,951                      8,438,970

Dexter Corp.                      281,000                      11,169,750

Dow Chemical Co.                  273,400                      36,533,075

E. I. du Pont de Nemours and      560,649                      36,932,753
Co.

Eastman Chemical Co.              434,800                      20,734,525

Engelhard Corp.                   557,500                      10,522,813

Great Lakes Chemical Corp.        1,060,100                    40,482,569

Hercules, Inc.                    856,100                      23,863,788

Hercules Trust II unit            15,700                       12,128,250

IMC Global, Inc.                  1,626,800                    26,638,850

Lyondell Chemical Co.             611,700                      7,799,175

M. A. Hanna Co.                   979,200                      10,710,000

Millennium Chemicals, Inc.        749,200                      14,796,700

Monsanto Co.                      288,800                      10,288,500

Praxair, Inc.                     446,900                      22,484,656

Solutia, Inc.                     1,249,300                    19,286,069

Union Carbide Corp.               376,200                      25,111,350

                                                               366,440,277

IRON & STEEL - 0.8%

AK Steel Holding Corp.            980,800                      18,512,600

Allegheny Technologies, Inc.      687,550                      15,426,903

Dofasco, Inc.                     749,800                      14,771,065

Nucor Corp.                       628,100                      34,427,731

                                                               83,138,299

METALS & MINING - 2.1%

Alcan Aluminium Ltd.              679,500                      27,899,565

Alcoa, Inc.                       1,849,858                    153,538,214

Olin Corp.                        712,700                      14,120,369

Phelps Dodge Corp.                429,800                      28,850,325

Ryerson Tull, Inc.                753,323                      14,642,716

                                                               239,051,189



                                 SHARES                       VALUE (NOTE 1)

PACKAGING & CONTAINERS - 0.4%

American National Can Group,      501,400                     $ 6,518,200
Inc.

Ball Corp.                        383,152                      15,086,610

Owens-Illinois, Inc. (a)          681,300                      17,075,081

Tupperware Corp.                  576,500                      9,764,469

                                                               48,444,360

PAPER & FOREST PRODUCTS - 1.2%

Bowater, Inc.                     798,600                      43,373,963

Champion International Corp.      800,800                      49,599,550

Georgia-Pacific Corp.             352,800                      17,904,600

Pentair, Inc.                     236,600                      9,109,100

Smurfit-Stone Container Corp.     755,400                      18,507,300
(a)

                                                               138,494,513

TOTAL BASIC INDUSTRIES                                         875,568,638

CONSTRUCTION & REAL ESTATE -
1.7%

BUILDING MATERIALS - 0.7%

Fortune Brands, Inc.              805,700                      26,638,456

Masco Corp.                       2,090,800                    53,054,050

Water Pik Technologies, Inc.      54,895                       524,933
(a)

                                                               80,217,439

ENGINEERING - 0.2%

PerkinElmer, Inc.                 587,500                      24,491,406

REAL ESTATE INVESTMENT TRUSTS
- 0.8%

Alexandria Real Estate            109,600                      3,486,650
Equities, Inc.

Crescent Real Estate Equities     853,600                      15,684,900
Co.

Duke-Weeks Realty Corp.           495,722                      9,666,579

Equity Office Properties Trust    524,500                      12,915,813

Equity Residential Properties     548,700                      23,422,631
Trust (SBI)

Public Storage, Inc.              609,700                      13,832,569

Reckson Associates Realty         125,800                      2,578,900
Corp.

Spieker Properties, Inc.          277,000                      10,093,188

                                                               91,681,230

TOTAL CONSTRUCTION & REAL                                      196,390,075
ESTATE

DURABLES - 2.4%

AUTOS, TIRES, & ACCESSORIES -
1.5%

Eaton Corp.                       465,900                      33,835,988

Federal-Mogul Corp.               503,700                      10,136,963

Ford Motor Co.                    906,100                      48,419,719

Meritor Automotive, Inc.          629,900                      12,204,313

Navistar International Corp.      324,800                      15,387,400
(a)

Pep Boys-Manny, Moe & Jack        662,100                      6,041,663

TRW, Inc.                         852,300                      44,266,331

                                                               170,292,377

CONSUMER DURABLES - 0.5%

Minnesota Mining &                350,200                      34,275,825
Manufacturing Co.

Snap-On, Inc.                     1,102,000                    29,271,875

                                                               63,547,700

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

DURABLES - CONTINUED

HOME FURNISHINGS - 0.4%

Newell Rubbermaid, Inc.           1,442,367                   $ 41,828,643

TOTAL DURABLES                                                 275,668,720

ENERGY - 13.9%

ENERGY SERVICES - 1.6%

Baker Hughes, Inc.                1,771,100                    37,303,794

Halliburton Co.                   2,407,900                    96,917,975

Schlumberger Ltd.                 724,300                      40,741,875

Transocean Sedco Forex, Inc.      140,224                      4,723,796

                                                               179,687,440

OIL & GAS - 12.3%

Amerada Hess Corp.                709,400                      40,258,450

Anadarko Petroleum Corp.          587,900                      20,062,088

Atlantic Richfield Co.            183,600                      15,881,400

BP Amoco PLC sponsored ADR        4,967,238                    294,619,304

Burlington Resources, Inc.        1,131,400                    37,406,913

Chevron Corp.                     1,280,171                    110,894,813

Conoco, Inc.:

Class A                           721,200                      17,849,700

Class B                           1,112,415                    27,671,323

Exxon Mobil Corp.                 4,255,118                    342,802,944

Kerr-McGee Corp.                  156,000                      9,672,000

Occidental Petroleum Corp.        1,854,000                    40,092,750

Royal Dutch Petroleum Co.         2,218,600                    134,086,638
(NY Registry Gilder 1.25)

Santa Fe Snyder Corp. (a)         1,336,203                    10,689,624

Tosco Corp.                       449,800                      12,228,938

Total Fina SA:

Class B                           448,000                      62,047,998

sponsored ADR                     2,183,396                    151,200,173

Ultramar Diamond Shamrock         713,600                      16,189,800
Corp.

Union Pacific Resources           645,500                      8,230,125
Group, Inc.

Unocal Corp.                      463,983                      15,572,429

USX - Marathon Group              1,621,100                    40,020,906

                                                               1,407,478,316

TOTAL ENERGY                                                   1,587,165,756

FINANCE - 23.1%

BANKS - 9.3%

Bank of America Corp.             3,004,190                    150,772,786

Bank of New York Co., Inc.        4,618,300                    184,732,000

Bank One Corp.                    1,439,038                    46,139,156

Chase Manhattan Corp.             2,012,500                    156,346,094

Comerica, Inc.                    1,443,200                    67,379,400

FleetBoston Financial Corp.       2,365,200                    82,338,525

Mellon Financial Corp.            1,917,200                    65,304,625

National Bank of Canada           2,476,636                    31,670,537



                                 SHARES                       VALUE (NOTE 1)

Toronto Dominion Bank             584,700                     $ 15,661,246

U.S. Bancorp                      2,928,094                    69,725,238

Wachovia Corp.                    442,500                      30,090,000

Wells Fargo & Co.                 3,967,200                    160,423,650

                                                               1,060,583,257

CREDIT & OTHER FINANCE - 7.6%

American Express Co.              1,610,972                    267,824,095

Associates First Capital          3,787,456                    103,918,324
Corp. Class A

Citigroup, Inc.                   7,215,398                    400,905,551

Household International, Inc.     2,527,647                    94,154,851

                                                               866,802,821

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        3,901,500                    243,599,906

Freddie Mac                       548,400                      25,809,075

SLM Holding Corp.                 412,700                      17,436,575

                                                               286,845,556

INSURANCE - 1.9%

ACE Ltd.                          1,474,100                    24,599,044

Conseco, Inc.                     244,600                      4,372,225

Financial Security Assurance      417,871                      21,781,526
Holdings Ltd.

Hartford Financial Services       1,691,600                    80,139,550
Group, Inc.

Highlands Insurance Group,        371,100                      3,525,450
Inc. (a)

Marsh & McLennan Companies,       94,800                       9,071,175
Inc.

PMI Group, Inc.                   189,700                      9,259,731

Reliastar Financial Corp.         267,601                      10,486,614

Torchmark Corp.                   550,340                      15,994,256

Travelers Property Casualty       620,000                      21,235,000
Corp.  Class A

UnumProvident Corp.               463,700                      14,867,381

                                                               215,331,952

SAVINGS & LOANS - 0.7%

TCF Financial Corp.               442,100                      10,997,238

Washington Mutual, Inc.           2,898,482                    75,360,532

                                                               86,357,770

SECURITIES INDUSTRY - 1.1%

Franklin Resources, Inc.          590,900                      18,945,731

Lehman Brothers Holdings,         449,800                      38,092,438
Inc.

Morgan Stanley Dean Witter &      205,300                      29,306,575
Co.

Nomura Securities Co. Ltd.        1,561,000                    28,180,480

Waddell & Reed Financial, Inc.:

Class A                           394,416                      10,698,534

Class B                           182,132                      4,576,066

                                                               129,799,824

TOTAL FINANCE                                                  2,645,721,180

HEALTH - 5.8%

DRUGS & PHARMACEUTICALS - 3.8%

Bristol-Myers Squibb Co.          1,792,400                    115,049,675

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Eli Lilly & Co.                   1,773,400                   $ 117,931,100

Merck & Co., Inc.                 1,710,700                    114,723,819

Schering-Plough Corp.             2,129,530                    89,839,547

                                                               437,544,141

MEDICAL EQUIPMENT & SUPPLIES
- 1.3%

Abbott Laboratories               1,514,100                    54,980,756

Becton, Dickinson & Co.           925,800                      24,765,150

Cardinal Health, Inc.             289,700                      13,869,388

Johnson & Johnson                 607,800                      56,601,375

                                                               150,216,669

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Beverly Enterprises, Inc. (a)     1,722,000                    7,533,750

Columbia/HCA Healthcare Corp.     2,259,150                    66,221,334

                                                               73,755,084

TOTAL HEALTH                                                   661,515,894

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.5%

ELECTRICAL EQUIPMENT - 5.9%

Emerson Electric Co.              340,100                      19,513,238

General Electric Co.              3,588,100                    555,258,458

Loral Space & Communications      298,700                      7,262,144
Ltd. (a)

Siemens AG                        671,400                      85,809,251

Teledyne Technologies, Inc.       156,842                      1,480,196
(a)

                                                               669,323,287

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

Caterpillar, Inc.                 490,100                      23,065,331

Deere & Co.                       1,297,000                    56,257,375

Ingersoll-Rand Co.                643,800                      35,449,238

Kennametal, Inc.                  493,737                      16,601,907

Parker-Hannifin Corp.             525,000                      26,939,062

Tyco International Ltd.           3,389,046                    131,749,163

                                                               290,062,076

POLLUTION CONTROL - 0.1%

Allied Waste Industries, Inc.     592,200                      5,218,763
(a)

Republic Services, Inc. Class     588,200                      8,455,375
A (a)

                                                               13,674,138

TOTAL INDUSTRIAL MACHINERY &                                   973,059,501
EQUIPMENT

MEDIA & LEISURE - 5.5%

BROADCASTING - 2.5%

CBS Corp. (a)                     1,586,100                    101,411,269

MediaOne Group, Inc. (a)          741,110                      56,926,512

Time Warner, Inc.                 1,711,380                    123,968,089

                                                               282,305,870

ENTERTAINMENT - 1.5%

Fox Entertainment Group, Inc.     164,000                      4,089,750
Class A



                                 SHARES                       VALUE (NOTE 1)

Mandalay Resort Group (a)         464,400                     $ 9,346,050

Viacom, Inc. Class B              1,904,300                    115,091,131
(non-vtg.) (a)

Walt Disney Co.                   1,559,000                    45,600,750

                                                               174,127,681

LEISURE DURABLES & TOYS - 0.1%

Brunswick Corp.                   569,800                      12,678,050

LODGING & GAMING - 0.4%

Mirage Resorts, Inc. (a)          1,046,900                    16,030,656

Starwood Hotels & Resorts         1,465,981                    34,450,554
Worldwide, Inc. unit

                                                               50,481,210

PUBLISHING - 0.4%

Harcourt General, Inc.            564,000                      22,701,000

Reader's Digest Association,      873,100                      25,538,175
Inc.  Class A (non-vtg.)

                                                               48,239,175

RESTAURANTS - 0.6%

McDonald's Corp.                  1,562,400                    62,984,250

TOTAL MEDIA & LEISURE                                          630,816,236

NONDURABLES - 3.6%

BEVERAGES - 0.1%

Brown-Forman Corp. Class B        147,800                      8,461,550

FOODS - 0.7%

Corn Products International,      401,625                      13,153,219
Inc.

H. J. Heinz Co.                   336,200                      13,384,963

Hershey Foods Corp.               394,900                      18,757,750

Nabisco Group Holdings Corp.      967,700                      10,281,813

Nabisco Holdings Corp. Class A    779,200                      24,642,200

                                                               80,219,945

HOUSEHOLD PRODUCTS - 1.9%

Avon Products, Inc.               837,400                      27,634,200

Clorox Co.                        742,300                      37,393,363

Gillette Co.                      921,500                      37,954,281

Procter & Gamble Co.              307,200                      33,657,600

Unilever NV                       11,071                       610,989

Unilever NV (NY Shares)           714,285                      38,883,890

Unilever PLC                      6,090,714                    46,156,160

                                                               222,290,483

TOBACCO - 0.9%

Philip Morris Companies, Inc.     4,374,000                    101,422,125

TOTAL NONDURABLES                                              412,394,103

PRECIOUS METALS - 0.1%

Newmont Mining Corp.              605,600                      14,837,200

RETAIL & WHOLESALE - 2.9%

APPAREL STORES - 0.9%

Charming Shoppes, Inc. (a)        612,800                      4,059,800

Footstar, Inc. (a)                551,800                      16,829,900

Payless ShoeSource, Inc. (a)      385,000                      18,095,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

The Limited, Inc.                 1,317,700                   $ 57,072,881

TJX Companies, Inc.               350,200                      7,157,213

                                                               103,214,794

GENERAL MERCHANDISE STORES -
2.0%

Consolidated Stores Corp. (a)     2,020,156                    32,827,539

Dayton Hudson Corp.               920,700                      67,613,906

Federated Department Stores,      1,104,400                    55,841,225
Inc. (a)

Hudson's Bay Co. (d)              302,500                      3,575,551

Wal-Mart Stores, Inc.             1,062,300                    73,431,488

                                                               233,289,709

TOTAL RETAIL & WHOLESALE                                       336,504,503

SERVICES - 1.5%

LEASING & RENTAL - 0.2%

Ryder System, Inc.                877,400                      21,441,463

PRINTING - 0.1%

New England Business Service,     200,000                      4,887,500
Inc.

R. R. Donnelley & Sons Co.        568,400                      14,103,425

                                                               18,990,925

SERVICES - 1.2%

ACNielsen Corp. (a)               859,800                      21,172,575

Cendant Corp. (a)                 928,791                      24,671,011

Edperbrascan Corp. Class A        2,699,800                    35,644,004
(ltd. vtg.)

H&R Block, Inc.                   673,000                      29,443,750

Modis Professional Services,      165,600                      2,359,800
Inc. (a)

Viad Corp.                        775,800                      21,625,425

                                                               134,916,565

TOTAL SERVICES                                                 175,348,953

TECHNOLOGY - 2.8%

COMPUTER SERVICES & SOFTWARE
- 0.9%

Litton Industries, Inc. (a)       642,500                      32,044,688

NCR Corp. (a)                     247,900                      9,389,213

Unisys Corp. (a)                  2,059,717                    65,782,212

                                                               107,216,113

COMPUTERS & OFFICE EQUIPMENT
- 1.7%

Compaq Computer Corp.             1,951,500                    52,812,469

International Business            635,000                      68,580,000
Machines Corp.

Pitney Bowes, Inc.                1,582,000                    76,430,375

Xerox Corp.                       20                           454

                                                               197,823,298

ELECTRONIC INSTRUMENTS - 0.2%

Beckman Coulter, Inc.             209,000                      10,632,875

Thermo Electron Corp. (a)         614,900                      9,223,500

                                                               19,856,375

TOTAL TECHNOLOGY                                               324,895,786



                                 SHARES                       VALUE (NOTE 1)

TRANSPORTATION - 1.2%

AIR TRANSPORTATION - 0.2%

AMR Corp. (a)                     336,700                     $ 22,558,900

RAILROADS - 1.0%

Burlington Northern Santa Fe      2,998,700                    72,718,475
Corp.

CSX Corp.                         880,000                      27,610,000

Union Pacific Corp.               409,400                      17,860,075

                                                               118,188,550

TOTAL TRANSPORTATION                                           140,747,450

UTILITIES - 10.0%

CELLULAR - 0.4%

ALLTEL Corp.                      506,600                      41,889,488

ELECTRIC UTILITY - 2.4%

Allegheny Energy, Inc.            1,148,700                    30,943,106

American Electric Power Co.,      997,100                      32,031,838
Inc.

Central & South West Corp.        444,000                      8,880,000

Cinergy Corp.                     415,000                      10,011,875

CMS Energy Corp.                  379,200                      11,826,300

Consolidated Edison, Inc.         473,450                      16,334,025

DPL, Inc.                         1,358,750                    23,523,359

Entergy Corp.                     3,187,300                    82,072,975

Niagara Mohawk Holdings, Inc.     1,434,200                    19,989,163
(a)

PG&E Corp.                        1,551,878                    31,813,499

Pinnacle West Capital Corp.       72,100                       2,203,556

                                                               269,629,696

GAS - 0.1%

Sempra Energy                     688,284                      11,958,934

TELEPHONE SERVICES - 7.1%

AT&T Corp.                        4,262,300                    216,311,725

Bell Atlantic Corp.               1,352,440                    83,259,587

BellSouth Corp.                   2,124,399                    99,448,428

CenturyTel, Inc.                  467,300                      22,138,338

GTE Corp.                         1,087,100                    76,708,494

MCI WorldCom, Inc. (a)            1,616,816                    85,792,272

Pathnet, Inc. warrants            520                          5,200
4/15/08 (a)(d)

SBC Communications, Inc.          4,829,993                    235,462,159

                                                               819,126,203

TOTAL UTILITIES                                                1,142,604,321

TOTAL COMMON STOCKS                                            10,799,226,352
(Cost $8,107,467,117)

PREFERRED STOCKS - 3.0%



CONVERTIBLE PREFERRED STOCKS
- 3.0%

BASIC INDUSTRIES - 0.3%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          460,000                      14,720,000

PREFERRED STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 0.2%

Georgia-Pacific Corp. $3.75       314,100                     $ 15,940,575
PEPS

TOTAL BASIC INDUSTRIES                                         30,660,575

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     219,200                      2,096,100
Securities Trust II
(Republic Industries, Inc.)
$1.55 ACES

ENERGY - 0.1%

OIL & GAS - 0.1%

Apache Corp. $2.015 ACES          183,100                      6,316,950

The Coastal Corp. $1.20 PRIDES    368,900                      7,239,663

                                                               13,556,613

FINANCE - 0.5%

CREDIT & OTHER FINANCE - 0.4%

Federal-Mogul Financing Trust     490,300                      16,425,050
$3.50

Union Pacific Capital Trust:

$3.125                            403,200                      16,430,400

$3.125 TIDES (d)                  384,500                      15,668,375

                                                               48,523,825

INSURANCE - 0.1%

Conseco, Inc. $3.50 PRIDES        240,400                      5,619,350

SECURITIES INDUSTRY - 0.0%

Merrill Lynch & Co., Inc.         77,600                       1,387,100
(IMC Global, Inc.) $2.39
STRYPES

TOTAL FINANCE                                                  55,530,275

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.2%

Loral Space & Communications
Ltd. Series C:

$3.00 (d)                         183,200                      11,289,700

$3.00                             208,700                      12,861,138

                                                               24,150,838

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Ingersoll Rand Co./Ingersoll      530,100                      13,517,550
Rand Finance $1.68 Growth
PRIDES

TOTAL INDUSTRIAL MACHINERY &                                   37,668,388
EQUIPMENT

MEDIA & LEISURE - 0.9%

BROADCASTING - 0.7%

Cox Communications, Inc.:

$2.27 PRIDES                      224,900                      14,000,025

$6.858 PRIZES                     146,400                      14,200,800



                                 SHARES                       VALUE (NOTE 1)

MediaOne Group, Inc.:

$3.04                             448,600                     $ 21,420,650

(Vodafone AirTouch PLC) $3.63     249,900                      26,989,200
PIES

                                                               76,610,675

ENTERTAINMENT - 0.1%

Premier Parks, Inc. $4.05 PIES    273,300                      14,758,200

PUBLISHING - 0.1%

Readers Digest Automatic          464,700                      12,546,900
Common Exchange Trust $1.93
TRACES

Tribune Co. (The Learning         102,300                      1,739,100
Co., Inc.) $1.75 DECS

                                                               14,286,000

TOTAL MEDIA & LEISURE                                          105,654,875

NONDURABLES - 0.2%

BEVERAGES - 0.2%

Seagram Co. Ltd. $3.76 ACES       473,400                      21,095,888

RETAIL & WHOLESALE - 0.1%

GENERAL MERCHANDISE STORES -
0.1%

K mart Financing I $3.875         100,000                      4,375,000

UTILITIES - 0.6%

ELECTRIC UTILITY - 0.5%

Houston Industries, Inc.          285,500                      34,402,750
(Time Warner, Inc.) $3.216
ACES

NiSource, Inc. $3.875 PIES        299,300                      10,774,800

Texas Utilities Co. $3.90         398,400                      15,202,944
growth PRIDES

                                                               60,380,494

GAS - 0.1%

Enron Corp. (EOG Resources,       484,900                      8,819,119
Inc.) $1.5575 ACES

TOTAL UTILITIES                                                69,199,613

TOTAL CONVERTIBLE PREFERRED                                    339,837,327
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE INVESTMENT TRUSTS
- 0.0%

California Federal Preferred      31,590                       718,673
Capital Corp. $2.2812

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

CSC Holdings, Inc. 11.125%        22,360                       2,442,830
pay-in-kind

PREFERRED STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.0%

PRIMEDIA, Inc. 8.625%             6,123                       $ 541,886

TOTAL MEDIA & LEISURE                                          2,984,716

TOTAL NONCONVERTIBLE                                           3,703,389
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                         343,540,716
(Cost $341,105,704)


CORPORATE BONDS - 1.4%

MOODY'S RATINGS (UNAUDITED) (E)             PRINCIPAL AMOUNT

CONVERTIBLE BONDS - 1.0%

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Liberty Property LP 8.3%          Ba2       $ 27,985,000                     34,578,966
7/1/01

DURABLES - 0.1%

CONSUMER ELECTRONICS - 0.1%

Sunbeam Corp. 0% 3/25/18 (d)      Caa2       60,290,000                      8,968,138

FINANCE - 0.0%

INSURANCE - 0.0%

Loews Corp. 3.125% 9/15/07        A2         4,320,000                       3,520,800

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.0%

Jacor Communications, Inc.        Ba3        3,370,000                       2,266,965
liquid yield option notes 0%
2/9/18

PUBLISHING - 0.3%

News America Holdings, Inc.       Baa3       48,470,000                      37,806,600
liquid yield option notes 0%
3/11/13

TOTAL MEDIA & LEISURE                                                        40,073,565

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3         820,000                         582,200
International, Inc. 7%
3/28/01

TECHNOLOGY - 0.2%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Softkey International, Inc.       -          1,340,000                       1,306,500
5.5% 11/1/00 (d)



MOODY'S RATINGS (UNAUDITED) (E)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Quantum Corp. 7% 8/1/04           B2        $ 7,730,000                     $ 5,555,938

ELECTRONICS - 0.1%

Micron Technology, Inc. 7%        B2         9,683,000                       12,442,655
7/1/04

TOTAL TECHNOLOGY                                                             19,305,093

UTILITIES - 0.1%

TELEPHONE SERVICES - 0.1%

Telefonos de Mexico SA de CV      BB         9,430,000                       12,282,575
4.25% 6/15/04

TOTAL CONVERTIBLE BONDS                                                      119,311,337

NONCONVERTIBLE BONDS - 0.4%

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Lyondell Chemical Co. 9.875%      Ba3        1,340,000                       1,366,800
5/1/07

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

RBF Finance Co. 11.375%           Ba3        1,520,000                       1,634,000
3/15/09

FINANCE - 0.0%

CREDIT & OTHER FINANCE - 0.0%

Macsaver Financial Services,      Ba2        1,000,000                       570,000
Inc. 7.875% 8/1/03

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Tenet Healthcare Corp. 8.125%     Ba3        2,220,000                       2,070,150
12/1/08

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

POLLUTION CONTROL - 0.0%

Allied Waste North America,       B2         1,030,000                       916,700
Inc. 10% 8/1/09 (d)

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Adelphia Communications Corp.:

7.75% 1/15/09                     B1         1,065,000                       950,513

9.875% 3/1/07                     B1         2,425,000                       2,449,250

Century Communications Corp.      B1         440,000                         192,500
Series B, 0% 1/15/08

Charter Communications            B2         1,340,000                       1,239,500
Holdings LLC/Charter
Communications Holdings
Capital Corp. 8.625% 4/1/09

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (E)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Falcon Holding Group              B2        $ 1,840,000                     $ 1,343,200
LP/Falcon Funding Corp. 0%
4/15/10 (c)

NTL Communications Corp.          B3         6,470,000                       7,003,775
11.5% 10/1/08

Telewest PLC 0% 10/1/07 (c)       B1         1,780,000                       1,646,500

                                                                             14,825,238

ENTERTAINMENT - 0.0%

Regal Cinemas, Inc. 8.875%        Caa1       2,340,000                       1,749,150
12/15/10

LODGING & GAMING - 0.0%

HMH Properties, Inc. 7.875%       Ba2        860,000                         769,700
8/1/08

RESTAURANTS - 0.0%

Domino's, Inc. 10.375% 1/15/09    B3         1,020,000                       981,750

TOTAL MEDIA & LEISURE                                                        18,325,838

NONDURABLES - 0.0%

HOUSEHOLD PRODUCTS - 0.0%

Revlon Consumer Products          B3         1,390,000                       1,056,400
Corp. 9% 11/1/06

UTILITIES - 0.2%

CELLULAR - 0.1%

Nextel Communications, Inc.:

0% 10/31/07 (c)                   B1         4,635,000                       3,360,375

12% 11/1/08                       B1         2,090,000                       2,335,575

                                                                             5,695,950

TELEPHONE SERVICES - 0.1%

GST Network Funding, Inc. 0%      -          1,620,000                       793,800
5/1/08 (c)

ICG Services, Inc. 0% 5/1/08      B3         1,395,000                       714,938
(c)

Intermedia Communications,        B2         770,000                         710,325
Inc. 8.6% 6/1/08

McLeodUSA, Inc. 9.5% 11/1/08      B1         990,000                         999,900

NEXTLINK Communications, Inc.     B2         2,780,000                       2,717,450
9.625% 10/1/07

Pathnet, Inc. 12.25% 4/15/08      -          520,000                         332,800

Rhythms NetConnections, Inc.      B3         1,670,000                       1,619,900
12.75% 4/15/09

Teligent, Inc. 0% 3/1/08 (c)      Caa1       3,160,000                       1,856,500



MOODY'S RATINGS (UNAUDITED) (E)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

WinStar Communications, Inc.:

0% 10/15/05 (c)                   Caa1      $ 660,000                       $ 620,400

15% 3/1/07                        CCC        840,000                         1,192,800

                                                                             11,558,813

TOTAL UTILITIES                                                              17,254,763

TOTAL NONCONVERTIBLE BONDS                                                   43,194,651

TOTAL CORPORATE BONDS                                                        162,505,988
(Cost $156,035,259)


CASH EQUIVALENTS - 0.7%

                                              SHARES

Central Cash Collateral Fund,                 2,271,170                      2,271,170
 4.97% (b)

Taxable Central Cash Fund,                    70,952,473                     70,952,473
5.12% (b)

TOTAL CASH EQUIVALENTS                                                       73,223,643
(Cost $73,223,643)

TOTAL INVESTMENT PORTFOLIO -                                                 11,378,496,699
99.4%
(Cost $8,677,831,723)

NET OTHER ASSETS - 0.6%                                                      73,126,371

NET ASSETS - 100%                                                          $ 11,451,623,070


SECURITY TYPE ABBREVIATIONS

ACES                         -   Automatic Common Exchange
                                 Securities

DECS                         -   Dividend Enhanced Convertible
                                 Stock/Debt Exchangeable  for
                                 Common Stock

PIES                         -   Premium Income Equity
                                 Securities

PEPS                         -   Participating Equity
                                 Preferred Shares/Premium
                                 Exchangeable Participating
                                 Shares

PRIDES                       -   Preferred Redeemable
                                 Increased Dividend Equity
                                 Securities

PRIZES                       -   Participating Redeemable
                                 Indexed Zero-Premium
                                 Exchangeable Securities

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

TIDES                        -   Term Income Deferred Equity
                                 Securities

TRACES                       -   Trust Automatic Common
                                 Exchange Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $41,730,164 or 0.4% of net assets.

(e) Standard & Poor's credit ratings are used in absence of a rating by Moody's Investors Service, Inc.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,130,810,154 and $3,702,654,756, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $357,904 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,161,728. The fund received cash collateral of $2,271,170 which was invested in cash equivalents.

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $8,683,660,234. Net unrealized appreciation aggregated $2,694,836,465, of which $3,429,361,965 related to appreciated investment securities and $734,525,500 related to depreciated investment securities.

The fund hereby designates approximately $377,295,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FIDELITY VARIABLE INSURANCE PRODUCTS: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                            DECEMBER 31, 1999

ASSETS

Investment in securities, at                 $ 11,378,496,699
value  (cost $8,677,831,723)
-  See accompanying schedule

Receivable for investments                    90,046,143
sold

Receivable for fund shares                    5,505,560
sold

Dividends receivable                          16,959,938

Interest receivable                           2,863,561

Other receivables                             1,050,496

 TOTAL ASSETS                                 11,494,922,397

LIABILITIES

Payable for investments        $ 27,476,104
purchased

Payable for fund shares         8,190,160
redeemed

Accrued management fee          4,525,611

Distribution fees payable       35,366

Other payables and  accrued     800,916
expenses

Collateral on securities        2,271,170
loaned,  at value

 TOTAL LIABILITIES                            43,299,327

NET ASSETS                                   $ 11,451,623,070

Net Assets consist of:

Paid in capital                              $ 7,876,429,434

Undistributed net investment                  185,982,649
income

Accumulated undistributed                     688,542,254
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   2,700,668,733
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS                                   $ 11,451,623,070

INITIAL CLASS: NET ASSET                      $25.71
VALUE, offering price   and
redemption price per share
 ($11,014,291,174 (divided
by)    428,356,122 shares)

SERVICE CLASS: NET ASSET                      $25.66
VALUE, offering price   and
redemption price per  share
($437,331,896 (divided by)
17,043,776 shares)

STATEMENT OF OPERATIONS
                                  YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                                $ 237,494,123
Dividends

Interest                                          19,670,450

Security lending                                  164,973

                                                  257,329,546

Less foreign taxes withheld                       (5,121,217)

 TOTAL INCOME                                     252,208,329

EXPENSES

Management fee                   $ 56,916,465

Transfer agent fees               7,747,895

Distribution fees - Service       335,256
Class

Accounting and security           1,001,302
lending fees

Non-interested trustees'          47,939
compensation

Custodian fees and expenses       321,914

Registration fees                 28,786

Audit                             85,493

Legal                             72,821

Miscellaneous                     786,528

 Total expenses before            67,344,399
reductions

 Expense reductions               (1,041,650)     66,302,749

NET INVESTMENT INCOME                             185,905,580

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            697,929,742

 Foreign currency transactions    (331,079)       697,598,663

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (178,760,100)

 Assets and liabilities in        (100,181)       (178,860,281)
foreign currencies

NET GAIN (LOSS)                                   518,738,382

NET INCREASE (DECREASE) IN                       $ 704,643,962
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                                $ 1,041,650
 Expense reductions  Directed
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998
ASSETS

Operations Net investment      $ 185,905,580                 $ 175,118,232
income

 Net realized gain (loss)       697,598,663                   377,421,064

 Change in net unrealized       (178,860,281)                 617,114,451
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     704,643,962                   1,169,653,747
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (170,985,891)                 (143,408,236)
From net investment income

 From net realized gain         (377,968,784)                 (510,364,604)

 TOTAL DISTRIBUTIONS            (548,954,675)                 (653,772,840)

Share transactions - net        (339,122,770)                 1,007,105,749
increase (decrease)

  TOTAL INCREASE (DECREASE)     (183,433,483)                 1,522,986,656
IN NET ASSETS

NET ASSETS

 Beginning of period            11,635,056,553                10,112,069,897

 End of period (including      $ 11,451,623,070              $ 11,635,056,553
undistributed net investment
income of $185,982,649 and
$172,284,861, respectively)





OTHER INFORMATION:

                            YEAR ENDED DECEMBER 31, 1999                    YEAR ENDED DECEMBER 31, 1998

                            SHARES                        DOLLARS           SHARES                        DOLLARS

Share transactions Initial   41,506,315                   $ 1,076,558,536    64,328,671                   $ 1,568,020,907
Class  Sold

  Reinvested                 22,601,688                    537,468,103       27,884,679                    652,780,343

  Redeemed                   (84,630,671)                  (2,163,179,248)   (59,592,607)                  (1,424,580,460)

  Net increase (decrease)    (20,522,668)                 $ (549,152,609)    32,620,743                   $ 796,220,790

 Service Class  Sold         8,201,124                     211,555,674       8,703,524                     212,310,778

  Reinvested                 483,645                       11,486,572        42,396                        992,496

  Redeemed                   (507,589)                     (13,012,407)      (98,817)                      (2,418,315)

  Net increase (decrease)    8,177,180                    $ 210,029,839      8,647,103                    $ 210,884,959

Distributions From net                                    $ 167,408,106                                   $ 143,190,527
investment income  Initial
Class

  Service Class                                            3,577,785                                       217,709

  Total                                                   $ 170,985,891                                   $ 143,408,236

 From net realized gain                                   $ 370,059,997                                   $ 509,589,817
Initial Class

  Service Class                                            7,908,787                                       774,787

  Total                                                   $ 377,968,784                                   $ 510,364,604

                                                          $ 548,954,675                                   $ 653,772,840





FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED DECEMBER 31,         1999          1998          1997          1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.42       $ 24.28       $ 21.03       $ 19.27      $ 15.35
period

Income from Investment
Operations

Net investment income             .41 C         .38 C         .36 C         .35          .41

Net realized and unrealized       1.10          2.31          5.06          2.30         4.69
gain (loss)

Total from investment             1.51          2.69          5.42          2.65         5.10
operations

Less Distributions

From net investment income        (.38)         (.34)         (.36)         (.03)        (.40)

From net realized gain            (.84)         (1.21)        (1.81)        (.86)        (.78)

 Total distributions              (1.22)        (1.55)        (2.17)        (.89)        (1.18)

Net asset value, end of period   $ 25.71       $ 25.42       $ 24.28       $ 21.03      $ 19.27

TOTAL RETURN B, F                 6.33%         11.63%        28.11%        14.28%       35.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,014,291  $ 11,409,912  $ 10,106,742  $ 6,961,090  $ 4,879,435
(000 omitted)

Ratio of expenses to average      .57%          .58%          .58%          .58%         .61%
net assets

Ratio of expenses to average      .56% E        .57% E        .57% E        .56% E       .61%
net assets after expense
reductions

Ratio of net investment           1.57%         1.58%         1.65%         1.97%        2.56%
income to average net assets

Portfolio turnover                27%           28%           44%           186%         87%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

YEARS ENDED DECEMBER 31,         1999       1998       1997 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.39    $ 24.27    $ 23.44
period

Income from Investment
Operations

Net investment income C           .38        .36        .05

Net realized and unrealized       1.11       2.31       .78
gain (loss)

Total from investment             1.49       2.67       .83
operations

Less Distributions

From net investment income        (.38)      (.34)      -

From net realized gain            (.84)      (1.21)     -

Total distributions               (1.22)     (1.55)     -

Net asset value, end of period   $ 25.66    $ 25.39    $ 24.27

TOTAL RETURN B, F                 6.25%      11.54%     3.54%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 437,332  $ 225,145  $ 5,328
(000 omitted)

Ratio of expenses to average      .67%       .68%       .68% A
net assets

Ratio of expenses to average      .66% E     .67% E     .65% A, E
net assets after expense
reductions

Ratio of net investment           1.47%      1.51%      1.63% A
income to average net assets

Portfolio turnover                27%        28%        44%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.
F TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund(the trust) (referred to in this report as Fidelity Variable Insurance Products: Equity-Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan. On October 14, 1999, the Board of Trustees approved the creation of Service Class 2, a new class of shares of the fund. The Service Class
2 shares will be subject to an annual distribution and service fee of
 .25% of the class' average net assets. These shares are expected to be available on or about January 12, 2000.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, litigation proceeds, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted a Distribution and Service Plan for the Service Class (the Plan) of shares. Under the Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. This fee is based on an annual rate of .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $335,256, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement of Operations.

7. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 13% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 29% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the
Shareholders of Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 10, 2000

DISTRIBUTIONS


The Board of Trustees of Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
                PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Initial Class   2/4/00   2/4/00      $.43      $1.62
Service Class   2/4/00   2/4/00      $.42      $1.62
Service Class 2 2/4/00   2/4/00      $.42      $1.62

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 99% of the dividends distributed by the Initial Class and Service Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Stephen R. Petersen, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

* INDEPENDENT TRUSTEES

VIPEI-ANN-0200  88619
1.540027.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY




FIDELITY(REGISTERED TRADEMARK) VARIABLE INSURANCE PRODUCTS:
OVERSEAS PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


MARKET ENVIRONMENT          3   A review of what happened in
                                world markets during the
                                past 12 months.

PERFORMANCE AND INVESTMENT  4   How the fund has done over
SUMMARY                         time, and an overview of the
                                fund's investments at the
                                end of the period.

FUND TALK                   5   The manager's review of fund
                                performance, strategy  and
                                outlook.

INVESTMENTS                 6   A complete list of the fund's
                                investments with their
                                market values.

FINANCIAL STATEMENTS        11  Statements of assets and
                                liabilities, operations, and
                                 changes in net assets, as
                                well as financial highlights.

NOTES                       14  Notes to the financial
                                statements.

REPORT OF INDEPENDENT       17  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS               18

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

MARKET ENVIRONMENT

Entering the final year of the 20th century, popular U.S. equity market indexes had just posted an unprecedented four consecutive years of double-digit annual returns, while domestic bonds also enjoyed relatively strong increases. The international story entering 1999, however, was less positive. In general - with the exception of European issues - international equities and bonds were greatly disappointing. Asian and Russian economies had fallen into disarray, Japan was struggling to implement banking reforms, and emerging markets were plagued by a host of currency devaluations, loan defaults and dismal credit outlooks. So who would have thought, just one year later, that Japan, Russia and emerging markets would be three of 1999's best-performing investments? U.S. equities also continued to chug along in 1999, extending their indexes' streak of consecutive double-digit annual increases to five. The stock market was not without its problems, however. Extremely narrow market breadth, soaring valuations and rising interest rates - not to mention Y2K - left many investors unsettled about the prospects for equities entering the new millennium. Domestic fixed-income alternatives, meanwhile, fared poorly in 1999 relative to the year prior.

U.S. STOCK MARKETS

In a word, technology was the primary driver of equity market performance in 1999. While telecommunications, particularly the wireless segment of the industry, also performed well, nothing dominated like technology. This incredibly narrow market breadth was illustrated by the technology-laden NASDAQ Index. Its return of 86.12% for the one-year period ending December 31, 1999, was the all-time highest annual return for any major U.S. stock index. Broader indexes, such as the Standard & Poor's 500SM, generated much lower returns, but were still significantly affected by tech's presence. For example, technology was responsible for approximately 70% of the S&P 500's 12-month return of 21.04%, the index's fifth consecutive annual gain above 20%. The top 50 stocks in the S&P 500 - the so-called "Nifty 50," many of which were technology shares - accounted for 115% of its total return. Meanwhile, the remaining 450 stocks fell 3.13%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a 27.13% return during the period, its fifth consecutive double-digit annual return. Despite the strong numbers of these indexes, more stocks fell than rose in 1999. Growth stocks continued to hammer their value-oriented peers. But in a turnaround from previous years, mid- and small-cap growth stocks performed better than their large-cap brethren did. Conversely, mid-and small-cap value issues posted negative overall returns in 1999.

FOREIGN STOCK MARKETS

Similar to the domestic equity markets, technology and - perhaps to an even greater degree than in the U.S. - telecommunications led the charge in the vastly improved international equity markets. The recovery of the Japanese stock market in 1999 was nothing short of remarkable. A renewed emphasis on corporate restructuring and shareholder value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved wildly successful. For the period, the Morgan Stanley Capital International Japan Index returned 61.53% and Japan's TOPIX Index was up 75.89%. While Canadian equity markets didn't get nearly the attention of their U.S. neighbors, their performance was a great deal better than the broader American indexes, as the Toronto Stock Exchange (TSE) 300 returned 39.34% for the 12-month period ending December 31, 1999. Despite a strong surge in December, European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe Index posted a relatively tame - at least, in comparison to other developed nations' stock markets - one-year return of 16.16%.

U.S. BOND MARKETS

Fueled by robust economic growth and a tighter monetary policy, interest rates moved sharply higher, causing most domestic bonds to struggle throughout the 12-month period ending December 31, 1999. The Lehman Brothers Aggregate Bond Index, a popular measure of taxable-bond performance, fell 0.82% during the period. Treasury prices had the toughest time of it, falling in response to three quarter-point interest-rate hikes levied by the Federal Reserve Board, which erased all of 1998's rate cuts. The Lehman Brothers Long-Term Treasury Index plunged 8.74% in 1999. Nor were corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, immune from the fixed-income fade during the year, falling 1.96%. Government agency securities also fell into negative territory for the year, as the Lehman Brothers U.S. Agency Index fell 0.94%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 2.51% during the 12-month period, while the Lehman Brothers Mortgage-Backed Securities Index was up 1.86%.

FOREIGN BOND MARKETS

Emerging markets stood as one of the best-performing asset classes in 1999. For the 12-month period ending December 31, 1999, the JP Morgan Emerging Markets Bond Index Plus was up 25.97%. A year ago, that same index closed 1998 with a negative 14.35% annual return. A variety of factors sparked their recovery, including rising commodity prices, particularly oil; the continuation of a strong U.S. economy; stable-to-lower interest rates; tame inflation; and greater political stability. Russia was perhaps the year's biggest comeback story. Devastated by its devaluation of the ruble and loan defaults in 1998, Russia steadily demonstrated strong technical improvements that made it the best-performing country in the index in 1999. Both Brazil and Mexico enjoyed relatively low inflation and improved economies. Turkey was the best-performing emerging-market country in December, as the government's reform plans, IMF financial support, and the announcement that it would be accepted in the European Union all boosted the country's prospects. Elsewhere, outside of positive performing Canadian and Japanese issues - beneficiaries of strong local currencies - higher rates proved insurmountable for most non-U.S. developed markets, which produced negative returns in local currency terms. A markedly weak euro, coupled with firming supply pressures, felled bond prices in Germany, France and Italy. The Salomon Brothers Non-U.S. World Government Bond Index fell 5.07% in 1999.

FIDELITY VARIABLE INSURANCE PRODUCTS: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY VIP: OVERSEAS -    42.55%       17.37%        11.43%
"INITIAL CLASS"

MSCI EAFE                   27.22%       12.98%        7.08%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of December 31, 1999, the index included over 1,000 equity securities of companies domiciled in 21 countries.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

(checkmark)UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

$10,000 OVER 10 YEARS
             VIP OVERSEAS                MS EAFE (NET MA TAX)
             00154                       MS001
  1989/12/31      10000.00                    10000.00
  1990/01/31       9865.82                     9627.92
  1990/02/28       9635.55                     8955.94
  1990/03/31       9999.75                     8022.94
  1990/04/30      10055.17                     7959.28
  1990/05/31      10712.32                     8867.44
  1990/06/30      10949.85                     8789.34
  1990/07/31      11504.07                     8913.14
  1990/08/31      10332.29                     8047.60
  1990/09/30       9350.52                     6926.05
  1990/10/31      10221.44                     8005.26
  1990/11/30       9904.74                     7533.04
  1990/12/31       9833.49                     7655.08
  1991/01/31       9928.49                     7902.68
  1991/02/28      10262.98                     8749.84
  1991/03/31       9962.80                     8224.56
  1991/04/30      10181.85                     8305.33
  1991/05/31      10206.19                     8391.99
  1991/06/30       9646.39                     7775.34
  1991/07/31      10125.06                     8157.36
  1991/08/31      10157.51                     7991.70
  1991/09/30      10571.28                     8442.10
  1991/10/31      10644.30                     8561.78
  1991/11/30      10262.98                     8162.07
  1991/12/31      10619.96                     8583.59
  1992/01/31      10749.77                     8400.25
  1992/02/29      10525.75                     8099.58
  1992/03/31      10311.95                     7564.88
  1992/04/30      10953.36                     7600.84
  1992/05/31      11430.31                     8109.61
  1992/06/30      11216.51                     7724.95
  1992/07/31      10501.08                     7527.24
  1992/08/31      10410.63                     7999.36
  1992/09/30       9991.24                     7841.39
  1992/10/31       9308.71                     7430.08
  1992/11/30       9259.37                     7499.99
  1992/12/31       9481.40                     7538.79
  1993/01/31       9752.77                     7537.86
  1993/02/28       9943.80                     7765.55
  1993/03/31      10633.64                     8442.44
  1993/04/30      11340.30                     9243.65
  1993/05/31      11584.27                     9438.88
  1993/06/30      11298.24                     9291.61
  1993/07/31      11744.11                     9616.86
  1993/08/31      12375.07                    10136.01
  1993/09/30      12307.76                     9907.86
  1993/10/31      12753.64                    10213.19
  1993/11/30      12215.22                     9320.45
  1993/12/31      13022.84                     9993.46
  1994/01/31      13872.52                    10838.36
  1994/02/28      13627.85                    10808.34
  1994/03/31      13289.69                    10342.81
  1994/04/30      13729.30                    10781.64
  1994/05/31      13560.22                    10719.74
  1994/06/30      13416.50                    10871.23
  1994/07/31      13771.57                    10975.78
  1994/08/31      13932.20                    11235.64
  1994/09/30      13568.68                    10881.76
  1994/10/31      13847.66                    11244.13
  1994/11/30      13323.51                    10703.73
  1994/12/31      13247.42                    10770.75
  1995/01/31      12697.91                    10356.99
  1995/02/28      12731.32                    10327.27
  1995/03/31      13123.32                    10971.39
  1995/04/30      13498.27                    11384.01
  1995/05/31      13685.75                    11248.31
  1995/06/30      13813.57                    11051.05
  1995/07/31      14427.13                    11739.04
  1995/08/31      14026.61                    11291.24
  1995/09/30      14231.13                    11511.76
  1995/10/31      13949.92                    11202.32
  1995/11/30      14111.83                    11514.01
  1995/12/31      14537.91                    11977.92
  1996/01/31      14810.60                    12027.09
  1996/02/29      14843.22                    12067.75
  1996/03/31      15070.24                    12324.02
  1996/04/30      15489.34                    12682.32
  1996/05/31      15498.07                    12448.94
  1996/06/30      15611.58                    12519.01
  1996/07/31      15148.82                    12153.11
  1996/08/31      15262.32                    12179.74
  1996/09/30      15707.62                    12503.30
  1996/10/31      15550.46                    12375.36
  1996/11/30      16362.47                    12867.75
  1996/12/31      16449.78                    12702.22
  1997/01/31      16449.78                    12260.18
  1997/02/28      16830.90                    12463.70
  1997/03/31      16983.82                    12511.07
  1997/04/30      17127.19                    12579.88
  1997/05/31      18197.64                    13400.96
  1997/06/30      19153.39                    14142.04
  1997/07/31      19803.31                    14372.84
  1997/08/31      18312.33                    13301.35
  1997/09/30      19659.95                    14048.48
  1997/10/31      18283.65                    12972.23
  1997/11/30      18197.64                    12842.51
  1997/12/31      18350.56                    12956.93
  1998/01/31      18952.68                    13551.91
  1998/02/28      20019.53                    14423.98
  1998/03/31      20927.63                    14870.83
  1998/04/30      21515.83                    14990.99
  1998/05/31      21484.87                    14920.98
  1998/06/30      21278.49                    15036.62
  1998/07/31      21443.60                    15191.80
  1998/08/31      17542.89                    13312.42
  1998/09/30      17522.25                    12907.19
  1998/10/31      19121.74                    14255.60
  1998/11/30      20246.55                    14988.77
  1998/12/31      20700.60                    15582.92
  1999/01/31      20989.55                    15539.76
  1999/02/28      20433.05                    15172.24
  1999/03/31      21261.13                    15808.57
  1999/04/30      22207.50                    16451.66
  1999/05/31      21185.85                    15607.21
  1999/06/30      22368.82                    16218.39
  1999/07/31      23003.32                    16703.32
  1999/08/31      23336.70                    16767.12
  1999/09/30      23648.57                    16938.82
  1999/10/31      24616.45                    17576.06
  1999/11/30      26423.16                    18189.46
  1999/12/31      29509.63                    19824.69
IMATRL PRASUN   SHR__CHT 19991231 20000114 110247 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Overseas Portfolio on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $29,510 - a 195.10% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,825 - a 98.25% increase.

INVESTMENT SUMMARY

TOP FIVE STOCKS AS OF
DECEMBER 31, 1999

                                % OF FUND'S  NET ASSETS

Kyocera Corp. (Japan)            3.1

Furukawa Electric Co. Ltd.       2.9
(Japan)

Total Fina SA Class B (France)   2.4

Nokia AB  (Finland)              2.1

Deutsche Telekom AG  (Germany)   1.8

                                 12.3

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1999

                                % OF FUND'S  NET ASSETS

UTILITIES                        18.5

FINANCE                          18.1

TECHNOLOGY                       16.3

BASIC INDUSTRIES                 6.5

ENERGY                           5.6

TOP FIVE COUNTRIES AS OF
DECEMBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)    % OF FUND'S  NET ASSETS

Japan                            30.1

United Kingdom                   14.8

France                           10.4

Germany                          7.5

Netherlands                      5.7

PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY VARIABLE INSURANCE PRODUCTS: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Mace)

An interview with
Richard Mace,
Portfolio Manager of Overseas Portfolio

Q. HOW DID THE FUND PERFORM, RICK?

A. For the 12 months that ended December 31, 1999, the fund easily outpaced the 27.22% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?

A. Most of the fund's outperformance can be traced to a relatively strong commitment to the high-performing Japanese market, as well as from good individual stock picking within that market. The fund also benefited from the solid performance of several of its energy-related positions.

Q. WHAT TRIGGERED THE JAPANESE MARKET'S REBOUND AND HOW DID THE FUND TAKE ADVANTAGE?

A. The Japanese market became somewhat more "Americanized" over the past year. The government has allowed some barriers to come down to create more of a free-enterprise market system, and Japanese corporations - following in the footsteps of their U.S. counterparts - have begun to implement share buyback programs, cut unprofitable businesses and consider effective restructuring programs. Japanese investors, in fact, can now buy mutual funds. All of this has translated into a more confident market and economy, and the fund took advantage. Several of the fund's Japanese telephone utilities positions fared well, particularly DDI Corp., which was among the fund's top holdings through the second half of the period. Japanese non-bank financial positions also performed well, including brokerage-related holdings such as Daiwa Securities and Nikko Securities.

Q. CAN YOU ELABORATE ON THE ENERGY POSITIONS YOU MENTIONED?

A. Sure. The fund's best performers in this group were the two large French exploration firms, Elf Aquitaine and Total. Both stocks suited my philosophy that it's better to look for energy stocks with good long-term characteristics than focus on trying to guess the direction of oil prices. In particular, I was attracted to Elf's growing oil reserve base, which should kick into production growth in 2001. Total intrigued me because of its rapid 10% production growth rate. I looked at both stocks as a package: One had current production growth, while the other looked promising long-term. In addition, both companies engaged in a spirited takeover battle during the period, with each making takeover bids for the other. Eventually, the issue was resolved and a merger was approved. Overall, I think the merger - which makes Total the fourth-largest oil company in the world - should be beneficial to both companies. Elf Aquitaine is no longer a publicly traded stock.

Q. THE FUND ALSO RECEIVED GOOD RESULTS FROM SEVERAL OF ITS
TELECOMMUNICATIONS-RELATED STOCKS, MOST NOTABLY FINLAND'S NOKIA,
SWEDEN'S ERICSSON AND THE U.K.'S VODAFONE AIRTOUCH . . .

A. These companies were beneficiaries of the worldwide wireless communications boom. Nokia and Ericsson - both longstanding positions in the fund - showed strong management execution during the period and generated good financial returns in the process. Vodafone AirTouch, meanwhile, benefited from its strong presence in the burgeoning U.K. market as well as from its announcement that it would merge its mobile communications business with U.S.-based Bell Atlantic. The Vodafone-Bell Atlantic partnership is but another example of the cross-border alliances that have fueled telecom business around the globe.

Q. WHICH STOCKS WOULD YOU CLASSIFY AS DISAPPOINTING?

A. Rentokil - which provides a variety of industrial-related services for corporations - detracted significantly from performance due to a strong British pound. A slump in sales growth, particularly in Asia, also hurt. European consumer-related stocks - such as Swiss foods company Nestle and Anglo-Dutch household products company Unilever - suffered from sluggish global demand. The fund's Italian positions also proved to be a weak link. Telecom Italia Mobile struggled, as did bank stocks Banca di Roma and San Paolo-IMI, and insurer Generali SPA.

Q. WHAT'S YOUR OUTLOOK?

A. I expect to see more of the same in terms of increased consolidation and cross-border mergers. The euro - the uniform currency in Europe - has made it much easier to complete such transactions. As big companies have become bigger, many smaller firms have jumped into the fray just to keep pace. We may also see continued restructuring efforts in Europe and Japan. As a result, there should be greater differentiation of stocks away from the influences of their local markets and more towards the earnings and underlying fundamentals of the company itself.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 2.


(checkmark)FUND FACTS

GOAL: seeks long-term growth of capital
primarily by investments in foreign securities

START DATE: January 28, 1987

SIZE: as of December 31, 1999, more than $2.8 billion

MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987

FIDELITY VARIABLE INSURANCE PRODUCTS: OVERSEAS PORTFOLIO

INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 91.4%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 1.6%

AMP Ltd.                          222,400                     $ 2,459,146

Australia & New Zealand           1,189,642                    8,660,852
Banking  Group Ltd.

Cable & Wireless Optus Ltd.       1,974,000                    6,601,313
(a)

National Australia Bank Ltd.      586,000                      8,970,547

News Corp. Ltd.                   794,681                      7,721,939

News Corp. Ltd. sponsored:

ADR                               36,400                       1,392,300

ADR (preferred ltd. vtg.)         124,400                      4,159,625

Rio Tinto Ltd.                    40,000                       859,908

The Broken Hill Proprietary       291,393                      3,829,095
Co. Ltd.

Westpac Banking Corp.             105,800                      730,348

                                                               45,385,073

BELGIUM - 0.3%

Electrabel SA                     12,900                       4,219,122

Fortis B                          128,700                      4,639,308

                                                               8,858,430

BRAZIL - 0.0%

Brahma Cervejaria (Compagnie)     80,400                       1,125,600
sponsored ADR

BRITISH VIRGIN ISLANDS - 0.0%

El Sitio, Inc.                    19,900                       731,325

CANADA - 0.9%

Barrick Gold Corp.                43,500                       774,262

BCE, Inc.                         118,000                      10,697,242

Celestica, Inc. (sub. vtg.)       147,300                      8,226,889
(a)

Cinar Films, Inc. Class B         136,500                      3,344,250
(sub. vtg.) (a)

Inco Ltd.                         123,500                      2,868,321

                                                               25,910,964

DENMARK - 0.2%

Carlsberg AS Class B              58,800                       2,226,008

Novo-Nordisk AS Class B           13,200                       1,749,006

Unidanmark AS Class A             37,000                       2,601,336

                                                               6,576,350

FINLAND - 3.1%

Asko OY Class A                   32,100                       568,548

Helsinki Telephone Corp.          66,950                       5,571,923
Class E

Metsa-Serla Oyj Class B Free      164,200                      1,908,553
Shares

Metso Oyj (a)                     137,600                      1,786,311

Nokia AB                          324,100                      61,578,999

Sampo Insurance Co. Ltd.          97,800                       3,415,210

Sonera Group PLC (c)              74,500                       5,101,918

UPM-Kymmene Corp.                 248,400                      9,999,094

                                                               89,930,556

FRANCE - 10.4%

Alcatel Alsthom Compagnie         38,750                       8,718,750
Generale d'Electricite SA
(RFD)



                                 SHARES                       VALUE (NOTE 1)



Aventis SA                        148,172                     $ 8,427,282

Aventis SA (Germany)              53,778                       3,138,389

AXA SA de CV                      136,726                      19,043,039

Banque Nationale de Paris         198,440                      18,292,529

Canal Plus SA                     36,000                       5,235,033

Cap Gemini SA                     34,800                       8,825,287

Carrefour SA                      65,200                       12,013,927

Castorama Dubois                  4,906                        1,491,020
Investissements SA

Club Mediterranee SA (a)          16,700                       1,929,334

Coflexip SA sponsored ADR         83,400                       3,169,200

Compagnie de St. Gobain           23,000                       4,321,368

France Telecom SA                 246,600                      32,584,184

Groupe Danone                     18,300                       4,309,392

L'Oreal SA                        5,000                        4,007,789

Lafarge SA                        29,595                       3,442,907

Michelin SA (Compagnie            66,519                       2,610,714
Generale des Etablissements)
Class B (a)

Rhodia SA                         361,700                      8,168,088

Sanofi-Synthelabo SA (a)          193,168                      8,036,273

Schneider SA                      33,800                       2,651,440

Societe Generale, France          53,000                       12,320,743
Class A

Suez Lyonnaise des Eaux           72,000                       11,527,941

Television Francaise 1 SA         34,900                       18,263,240

Total Fina SA Class B             503,244                      69,699,292

Union Assurances Federales SA     22,763                       2,671,020

Vivendi SA (a)                    282,800                      25,514,012

                                                               300,412,193

GERMANY - 7.1%

Allianz AG (Reg.)                 65,800                       22,116,755

BASF AG                           191,000                      9,841,298

Bayer AG                          206,600                      9,792,651

Deutsche Bank AG                  105,900                      8,924,378

Deutsche Telekom AG               725,400                      51,830,447

Kali Und Salz Beteiligungs AG     494,400                      6,965,552

Mannesmann AG (Reg.)              195,300                      47,562,718

Munich Reinsurance AG (Reg.)      58,192                       14,903,907

Primacom AG                       37,300                       2,402,359

RWE AG                            101,200                      3,951,494

Siemens AG                        123,600                      15,796,877

Veba AG                           159,700                      7,786,598

Viag AG                           192,500                      3,525,747

                                                               205,400,781

HONG KONG - 0.6%

Cheung Kong Holdings Ltd.         276,000                      3,508,625

China Telecom (Hong Kong)         1,230,000                    7,906,595
Ltd. (a)

Dah Sing Financial Holdings       534,000                      2,131,050
Ltd.

Wing Hang Bank Ltd.               808,000                      2,766,838

                                                               16,313,108

IRELAND - 0.3%

Bank of Ireland, Inc.             1,151,438                    9,154,122

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

ITALY - 2.8%

Assicurazioni Generali Spa        283,800                     $ 9,407,734

Banca di Roma                     1,486,150                    1,909,865

Banca Intesa Spa                  1,415,846                    5,739,242

Eni Spa sponsored ADR             3,030,700                    16,600,850

Olivetti & Co. Spa                1,883,500                    5,472,194

San Paolo-IMI Spa                 479,100                      6,486,742

Telecom Italia Mobile Spa         1,313,900                    14,625,333

Telecom Italia Spa                1,130,524                    15,827,335

Unicredito Italiano Spa           1,065,800                    5,238,421

                                                               81,307,716

JAPAN - 29.5%

Aiful Corp. (c)                   32,200                       3,938,356

Aiwa Co. Ltd.                     42,300                       877,456

Asahi Bank Ltd.                   671,000                      4,136,301

Asahi Chemical Industry Co.       328,000                      1,684,932
Ltd.

Canon, Inc.                       155,000                      6,287,188

CSK Corp.                         175,300                      28,473,386

Dai Nippon Printing Co. Ltd.      143,000                      2,280,724

Dai-Ichi Kangyo Bank Ltd.         890,000                      8,316,536

Daiwa Securities Co. Ltd.         1,959,000                    30,650,108

DDI Corp.                         1,965                        26,917,809

FamilyMart Co. Ltd.               16,800                       1,117,808

Fuji Bank Ltd.                    902,000                      8,764,051

Fuji Photo Film Co. Ltd.          188,000                      6,861,448

Fujisawa Pharmaceutical Co.       182,000                      4,416,438
Ltd.

Fujitsu Ltd.                      463,000                      21,111,351

Furukawa Electric Co. Ltd.        5,513,000                    83,612,037

Hirose Electric Co. Ltd.          11,500                       2,577,935

Hitachi Chemical Co. Ltd.         104,000                      1,934,481

Hitachi Information Systems       19,000                       1,106,164

Hitachi Ltd.                      2,082,000                    33,702,376

Honda Motor Co. Ltd.              149,000                      5,699,250

Hoya Corp.                        65,000                       5,119,863

Ito-Yokado Co. Ltd.               301,000                      32,691,781

Kaneka Corp.                      125,000                      1,598,581

Kansai Electric Power Co.,        387,000                      6,744,100
Inc.

Kao Corp.                         124,000                      3,536,791

Koa Denko Co. Ltd.                109,000                      3,146,282

Kyocera Corp.                     349,900                      90,727,492

Matsushita Electric               534,000                      14,898,600
Industrial Co. Ltd.

Minolta Co. Ltd.                  394,000                      1,534,364

Mitsubishi Electric Corp.         1,607,000                    10,377,887

Mitsubishi Estate Co. Ltd.        646,000                      6,301,977

Mitsubishi Trust & Banking        427,000                      3,760,274
Corp.

Mitsui Fudosan Co. Ltd.           288,000                      1,950,059

Mitsumi Electric Co. Ltd.         35,000                       1,095,890

NEC Corp.                         465,000                      11,079,012

Nichicon Corp.                    625,000                      19,324,854

Nikko Securities Co. Ltd.         1,792,000                    22,671,781

Nintendo Co. Ltd.                 23,600                       3,921,018

Nippon Computer Systems Corp.     77,000                       1,597,260



                                 SHARES                       VALUE (NOTE 1)

Nippon Steel Corp.                692,000                     $ 1,618,278

Nippon Telegraph & Telephone      2,289                        39,195,206
Corp.

Nippon Zeon Co. Ltd.              446,000                      2,823,503

Nomura Securities Co. Ltd.        916,000                      16,536,400

NTT Data Corp.                    106                          2,437,378

NTT Mobile Communication          412                          15,843,053
Network, Inc.

Omron Corp.                       1,415,000                    32,605,920

ORIX Corp.                        52,900                       11,915,441

Ricoh Co. Ltd.                    304,000                      5,729,002

Rohm Co. Ltd.                     13,000                       5,342,466

Sakura Bank Ltd.                  1,052,000                    6,093,777

Secom Co. Ltd.                    42,000                       4,623,288

Sega Enterprises                  148,700                      4,728,718

Sharp Corp.                       370,000                      9,467,221

Shin-Etsu Chemical Co. Ltd.       141,000                      6,070,450

Softbank Corp.                    43,900                       42,009,981

Sony Corp.                        107,900                      30,724,526

Takeda Chemical Industries        455,000                      22,482,877
Ltd.

Tokai Bank Ltd.                   286,000                      1,802,192

Tokyo Electric Power Co.          807,000                      21,635,813

Tokyo Tomin Bank Ltd. (a)         25,200                       966,575

Toyota Motor Corp.                263,000                      12,738,259

Trans Cosmos, Inc.                26,900                       11,475,930

Yamaha Motor Co. Ltd.             210,000                      1,454,795

Yamanouchi Pharmaceutical Co.     141,000                      4,925,343
Ltd.

Yokogawa Electric Corp.           648,000                      4,571,507

Yoshitomi Pharmaceutical          240,000                      3,052,838
Industries Ltd.

                                                               849,414,738

KOREA (SOUTH) - 0.5%

Daelim Industrial Co.             107,400                      1,234,319

Samsung Electronics Co. Ltd.      58,000                       13,586,961

                                                               14,821,280

LUXEMBOURG - 0.0%

Stolt Comex Seaway SA (a)         45,600                       504,450

MEXICO - 1.4%

Banacci SA de CV Series O (a)     1,236,000                    4,957,045

Cifra SA de CV Series V (a)       2,458,000                    4,934,159

Grupo Financiero Bancomer SA      10,589,000                   4,403,236
de  CV Series A

Grupo Televisa SA de CV           109,100                      7,446,075
sponsored ADR (a)

Telefonos de Mexico SA de CV      96,500                       10,856,250
Series L sponsored ADR

TV Azteca SA de CV sponsored      900,700                      8,106,300
ADR

                                                               40,703,065

NETHERLANDS - 5.7%

ABN AMRO Holding NV               323,000                      8,061,266

Aegon NV                          89,300                       8,618,251

Akzo Nobel NV                     238,900                      11,972,767

Equant NV (Reg.) (a)              195,700                      21,918,400

Fortis Amev NV                    388,400                      13,973,472

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

NETHERLANDS - CONTINUED

Heineken NV                       94,600                      $ 4,609,618

ING Groep NV                      376,362                      22,702,389

Koninklijke Ahold NV              227,731                      6,735,515

Koninklijke KPN NV                196,500                      19,161,759

Koninklijke Philips               159,396                      21,655,102
Electronics NV

Nutreco Holding NV                123,833                      3,819,583

Samas Groep NV                    73,600                       918,435

TNT Post Group NV                 81,500                       2,333,399

Vendex KBB NV                     302,200                      8,028,741

Vnu NV                            106,700                      5,602,960

Volker Wessels Stevin NV          58,600                       958,297

Wolters Kluwer NV                 75,800                       2,563,053

                                                               163,633,007

NEW ZEALAND - 0.1%

Fletcher Challenge Ltd. -         870,200                      1,285,141
Building Division

Lion Nathan Ltd.                  495,600                      1,154,978

                                                               2,440,119

NORWAY - 0.5%

Bergesen d.y. ASA:

(A Shares)                        447,800                      8,140,602

(B Shares)                        213,200                      3,636,866

DNB Holding ASA                   854,800                      3,501,708

Frontline Ltd. (a)                37,800                       202,386

                                                               15,481,562

PORTUGAL - 0.1%

Electricidade de Portugal SA      149,600                      2,609,031

SINGAPORE - 0.2%

Overseas Union Bank Ltd.          455,296                      2,665,347

United Overseas Bank Ltd.         329,472                      2,907,979

                                                               5,573,326

SOUTH AFRICA - 0.1%

Anglogold Ltd.                    17,000                       875,510

Gold Fields Ltd.                  258,800                      1,252,428

                                                               2,127,938

SPAIN - 2.5%



Altadis SA (France)               148,827                      2,114,781

Altadis SA                        96,900                       1,384,717

Argentaria Caja Postal y          118,600                      2,784,508
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    255,100                      3,630,019

Banco Santander Central           1,297,668                    14,678,408
Hispano SA

Endesa SA                         271,900                      5,393,180

Iberdrola SA                      389,200                      5,389,399

Telefonica SA (a)                 1,452,400                    36,248,244

                                                               71,623,256



                                 SHARES                       VALUE (NOTE 1)

SWEDEN - 2.3%

ABB Ltd. (a)                      37,263                      $ 4,577,699

Atlas Copco AB Series B           39,200                       1,123,808

Electrolux AB                     236,400                      5,993,105

Nordbanken Holding AB             532,200                      3,152,358

Sandvik AB Series B               26,200                       841,126

Skandinaviska Enskilda Banken     178,400                      1,817,540
Class A

Svenska Handelsbanken AB (A       236,800                      3,001,623
Shares)

Swedish Match Co.                 1,130,700                    3,978,272

Telefonaktiebolaget LM            594,000                      39,018,375
Ericsson  (B Shares)

Volvo AB Class B                  98,000                       2,554,109

                                                               66,058,015

SWITZERLAND - 4.3%

ABB Ltd. (Reg.) (a)               60,751                       7,429,361

Ares Serono SA Class B            2,026                        4,325,526
(Bearer)

Credit Suisse Group (Reg.)        78,054                       15,512,773

Julius Baer Holding AG            1,392                        4,204,408

Nestle SA (Reg.)                  12,400                       22,713,218

Novartis AG (Reg.)                15,400                       22,609,231

Roche Holding AG                  1,590                        18,870,330
participation certificates

Swiss Reinsurance Co. (Reg.)      2,600                        5,340,408

Swisscom AG                       11,500                       4,650,549

The Swatch Group AG (Reg.)        18,000                       4,193,407

UBS AG                            48,634                       13,131,943

                                                               122,981,154

TAIWAN - 1.4%

Hon Hai Precision Industries      1,420,000                    10,587,223
Co. Ltd. (a)

Ritek Corp.                       919,000                      5,563,486

Taiwan Semiconductor              3,185,450                    16,949,822
Manufacturing Co. Ltd. (a)

United Microelectronics Corp.     1,740,000                    6,209,336

                                                               39,309,867

UNITED KINGDOM - 14.8%

Allied Domecq PLC                 323,200                      1,598,706

Allied Zurich PLC                 1,207,300                    14,236,925

Amvescap PLC                      626,100                      7,287,053

AstraZeneca Group PLC             167,500                      6,993,124

Bass PLC                          23,916                       297,877

BG Group PLC                      371,111                      2,399,604

Blue Circle Industries PLC        380,700                      2,213,907

Booker PLC                        1,241,700                    2,348,433

Boots Co. PLC                     230,700                      2,245,018

BP Amoco PLC                      3,206,386                    31,696,456

British Aerospace PLC             1,253,912                    8,310,490

British American Tobacco PLC      537,100                      3,053,971

British Telecommunications PLC    1,431,500                    34,069,706

BTP PLC                           144,800                      770,673

Cable & Wireless PLC              305,000                      5,171,911

Cadbury Schweppes PLC             669,600                      4,048,207

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Caradon PLC                       4,721,645                   $ 11,830,436

Centrica PLC                      753,300                      2,137,080

CGU PLC                           392,400                      6,327,288

Courtaulds Textiles PLC           69,600                       73,130

Diageo PLC                        770,300                      6,201,046

Glaxo Wellcome PLC                716,600                      20,020,013

Granada Group PLC                 139,600                      1,416,038

Hanson PLC                        592,500                      4,970,859

Hays PLC                          156,400                      2,492,811

HSBC Holdings PLC:

(Reg.)                            693,700                      9,902,571

(Hong Kong)                       139,836                      1,996,159

Johnson Matthey PLC               280,200                      3,125,309

Kingfisher PLC                    494,310                      5,489,488

Lloyds TSB Group PLC              1,473,800                    18,451,670

Marconi PLC                       550,100                      9,741,588

Morgan Crucible Co. PLC           293,100                      1,369,271

National Grid Group PLC           563,390                      4,289,491

National Westminster Bank PLC     146,400                      3,147,519

Pearson PLC                       269,800                      8,740,079

Peninsular & Oriental Steam       192,000                      3,206,101
Navigation Co.

Prudential Corp. PLC              454,200                      8,957,414

Rentokil Initial PLC              3,144,500                    11,475,063

Reuters Group PLC                 675,700                      9,278,826

Rio Tinto PLC (Reg.)              197,500                      4,772,918

Royal & Sun Alliance              421,280                      3,210,911
Insurance  Group PLC

Royal Bank of Scotland Group      292,800                      5,196,957
PLC

Safeway PLC                       646,000                      2,213,829

Scottish & Newcastle PLC          318,300                      2,216,346

Scottish & Southern Energy PLC    356,300                      2,846,677

Shell Transport & Trading Co.     3,954,500                    32,459,834
PLC (Reg.)

SmithKline Beecham PLC            1,959,142                    25,248,438

Standard Chartered PLC            531,773                      8,260,862

Tomkins PLC                       279,800                      904,593

Unilever PLC                      1,494,910                    11,328,607

Vodafone AirTouch PLC             8,429,960                    41,728,284

WPP Group PLC                     237,100                      3,759,900

                                                               425,529,467

UNITED STATES OF AMERICA - 0.7%

Baker Hughes, Inc.                69,800                       1,470,163

Halliburton Co.                   65,600                       2,640,400

Newmont Mining Corp.              174,100                      4,265,450

Noble Drilling Corp. (a)          43,600                       1,427,900

OMI Corp. (a)                     443,100                      913,894

Overseas Shipholding Group,       101,000                      1,496,063
Inc.



                                 SHARES                       VALUE (NOTE 1)

Smith International, Inc. (a)     13,300                      $ 660,844

Synthes-Stratec, Inc. (a)(c)      10,800                       4,943,304

Weatherford International,        39,100                       1,561,556
Inc. (a)

                                                               19,379,574

TOTAL COMMON STOCKS                                            2,633,296,067
(Cost $1,634,214,296)

PREFERRED STOCKS - 0.6%



CONVERTIBLE PREFERRED STOCKS
- 0.2%

AUSTRALIA - 0.2%

WBK STRYPES Trust (Westpac        174,300                      5,588,581
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.4%

GERMANY - 0.4%

SAP AG                            15,300                       9,222,896

Wella AG                          82,696                       1,814,220

                                                               11,037,116

TOTAL PREFERRED STOCKS                                         16,625,697
(Cost $11,389,870)

INVESTMENT COMPANIES - 0.5%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            142,400                      1,450,700

Templeton Dragon Fund, Inc.       439,500                      4,312,594

                                                               5,763,294

HONG KONG - 0.0%

Asia Pacific Fund, Inc.           51,500                       579,375

INDIA - 0.0%

India Fund (a)                    28,800                       482,400

KOREA (SOUTH) - 0.1%

Korea Fund, Inc. (The) (a)        73,300                       1,246,100

MULTI-NATIONAL - 0.2%

European Warrant Fund, Inc.       189,100                      3,510,169

Morgan Stanley Dean Witter        210,000                      2,480,625
Asia-Pacific Fund, Inc.

                                                               5,990,794

TOTAL INVESTMENT COMPANIES                                     14,061,963
(Cost $13,342,629)


GOVERNMENT OBLIGATIONS - 0.4%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT               VALUE  (NOTE 1)

UNITED STATES OF AMERICA - 0.4%

U.S. Treasury Bills, yield at     -        $ 7,000,000                    $ 6,912,710
date of purchase 5.21%
3/30/00 (d)

U.S. Treasury Bond stripped       Aaa       25,350,000                     4,252,970
principal 0% 11/15/27

TOTAL GOVERNMENT OBLIGATIONS                                               11,165,680
(Cost $11,230,254)


CASH EQUIVALENTS - 6.1%

                               SHARES

Central Cash Collateral Fund,   5,203,934                      5,203,934
4.97% (b)

Taxable Central Cash Fund,      171,429,199                    171,429,199
5.12% (b)

TOTAL CASH EQUIVALENTS                                         176,633,133
(Cost $176,633,133)

TOTAL INVESTMENT PORTFOLIO -                                   2,851,782,540
99.0%
(Cost $1,846,810,182)

NET OTHER ASSETS - 1.0%                                        29,440,328

NET ASSETS - 100%                                            $ 2,881,222,868


FUTURES CONTRACTS

                               EXPIRATION DATE      UNDERLYING FACE AMOUNT       UNREALIZED GAIN/(LOSS)

PURCHASED

93 Nikkei 225 Index Contracts  March 2000           $ 8,788,500                  $ 109,387
(Japan)

47 Topix Index Contracts       March 2000            7,873,191                    341,003
(Japan)

                                                    $ 16,661,691                 $ 450,390


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF NET ASSETS -
0.6%

SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,983,578 or 0.5% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,925,180.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,627,002,883 and $1,718,283,178, respectively.

The market value of futures contracts opened and closed during the period amounted to $184,594,576 and $243,472,240, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,009 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $8,863,298. The fund received cash collateral of $5,203,934 which was invested in cash equivalents and U.S. Treasury Obligations valued at $4,100,800.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Net Assets

AEROSPACE & DEFENSE           0.3%

BASIC INDUSTRIES              6.5

CASH EQUIVALENTS              6.1

CONSTRUCTION & REAL ESTATE    1.5

DURABLES                      3.0

ENERGY                        5.6

FINANCE                       18.1

GOVERNMENT OBLIGATIONS        0.4

HEALTH                        5.4

INDUSTRIAL MACHINERY &        5.3
EQUIPMENT

INVESTMENT COMPANIES          0.5

MEDIA & LEISURE               3.4

NONDURABLES                   2.9

PRECIOUS METALS               0.2

RETAIL & WHOLESALE            2.7

SERVICES                      1.6

TECHNOLOGY                    16.3

TRANSPORTATION                0.7

UTILITIES                     18.5

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,856,520,147. Net unrealized appreciation aggregated $995,262,393, of which $1,054,796,671 related to appreciated investment securities and $59,534,278 related to depreciated investment securities.

The fund hereby designates approximately $51,355,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FIDELITY VARIABLE INSURANCE PRODUCTS: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           DECEMBER 31, 1999

ASSETS

Investment in securities, at                 $ 2,851,782,540
value (cost $1,846,810,182)
-  See accompanying schedule

Cash                                          764,740

Foreign currency held at                      15,162,014
value  (cost $15,100,848)

Receivable for investments                    26,049,758
sold

Receivable for fund shares                    11,770,243
sold

Dividends receivable                          3,307,672

Interest receivable                           604,609

Receivable for daily                          40,260
variation on futures
contracts

Other receivables                             92,272

 TOTAL ASSETS                                 2,909,574,108

LIABILITIES

Payable for investments        $ 16,237,310
purchased

Payable for fund shares         4,800,920
redeemed

Accrued management fee          1,619,365

Distribution fees payable       10,490

Other payables and  accrued     479,221
expenses

Collateral on securities        5,203,934
loaned,  at value

 TOTAL LIABILITIES                            28,351,240

NET ASSETS                                   $ 2,881,222,868

Net Assets consist of:

Paid in capital                              $ 1,595,314,539

Undistributed net investment                  10,707,600
income

Accumulated undistributed net                 269,697,728
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   1,005,503,001
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 2,881,222,868

INITIAL CLASS: NET ASSET                      $27.44
VALUE, offering price   and
redemption price per share
($2,736,851,374 (divided by)
  99,741,041 shares)

SERVICE CLASS: NET ASSET                      $27.39
VALUE, offering price   and
redemption price per share
($144,371,494 (divided by)
5,271,746 shares)

STATEMENT OF OPERATIONS
                               YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                              $ 41,120,788
Dividends

Interest                                        7,340,013

Security lending                                128,632

                                                48,589,433

Less foreign taxes withheld                     (4,697,362)

 TOTAL INCOME                                   43,892,071

EXPENSES

Management fee                   $ 16,245,906

Transfer agent fees               1,480,857

Distribution fees - Service       66,278
Class

Accounting and security           1,017,769
lending fees

Non-interested trustees'          9,891
compensation

Custodian fees and expenses       1,236,441

Registration fees                 5,816

Audit                             45,812

Legal                             17,159

Miscellaneous                     186,421

 Total expenses before            20,312,350
reductions

 Expense reductions               (805,931)     19,506,419

NET INVESTMENT INCOME                           24,385,652

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            271,585,334

 Foreign currency transactions    (948,070)

 Futures contracts                8,443,771     279,081,035

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            564,585,615

 Assets and liabilities in        250,997
foreign currencies

 Futures contracts                3,004,028     567,840,640

NET GAIN (LOSS)                                 846,921,675

NET INCREASE (DECREASE) IN                     $ 871,307,327
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 803,042
 Expense reductions  Directed
brokerage arrangements

  Custodian credits                             2,889

                                               $ 805,931

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET     YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998
ASSETS

Operations Net investment      $ 24,385,652                  $ 24,821,303
income

 Net realized gain (loss)       279,081,035                   46,470,387

 Change in net unrealized       567,840,640                   174,010,260
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     871,307,327                   245,301,950
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (31,839,750)                  (37,913,851)
From net investment income

 From net realized gain         (51,354,434)                  (111,746,087)

 TOTAL DISTRIBUTIONS            (83,194,184)                  (149,659,938)

Share transactions - net        (16,452,995)                  86,667,359
increase (decrease)

  TOTAL INCREASE (DECREASE)     771,660,148                   182,309,371
IN NET ASSETS

NET ASSETS

 Beginning of period            2,109,562,720                 1,927,253,349

 End of period (including      $ 2,881,222,868               $ 2,109,562,720
undistributed net investment
income of $10,707,600 and
$15,374,087, respectively)



OTHER INFORMATION:

                            YEAR ENDED DECEMBER 31, 1999                    YEAR ENDED DECEMBER 31, 1998

                            SHARES                        DOLLARS           SHARES                        DOLLARS

Share transactions Initial   137,488,784                  $ 2,927,082,596    83,667,719                   $ 1,630,270,593
Class  Sold

  Reinvested                 4,250,326                     81,691,268        7,943,861                     149,503,507

  Redeemed                   (145,444,173)                 (3,101,747,139)   (88,486,169)                  (1,726,300,500)

  Net increase (decrease)    (3,705,063)                  $ (92,973,275)     3,125,411                    $ 53,473,600

 Service Class  Sold         18,969,271                   $ 422,534,083      1,950,594                    $ 38,211,430

  Reinvested                 78,277                        1,502,916         8,320                         156,588

  Redeemed                   (15,508,477)                  (347,516,719)     (274,725)                     (5,174,259)

  Net increase (decrease)    3,539,071                    $ 76,520,280       1,684,189                    $ 33,193,759

Distributions From net                                    $ 31,264,560                                    $ 37,874,182
investment income  Initial
Class

  Service Class                                            575,190                                         39,669

  Total                                                   $ 31,839,750                                    $ 37,913,851

 From net realized gain                                   $ 50,426,708                                    $ 111,629,169
Initial Class

  Service Class                                            927,726                                         116,918

  Total                                                   $ 51,354,434                                    $ 111,746,087

                                                          $ 83,194,184                                    $ 149,659,938




FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED DECEMBER 31,         1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.06      $ 19.20      $ 18.84      $ 17.06      $ 15.67
period

Income from Investment
Operations

Net investment income             .24 D        .23 D        .30 D        .32 D, E     .17

Net realized and unrealized       7.95         2.13         1.70         1.88         1.34
gain (loss)

Total from investment             8.19         2.36         2.00         2.20         1.51
operations

Less Distributions

From net investment income        (.31)        (.38)        (.33)        (.20)        (.06)

From net realized gain            (.50)        (1.12)       (1.31)       (.22)        (.02)

In excess of net realized gain    -            -            -            -            (.04)

 Total distributions              (.81)        (1.50)       (1.64)       (.42)        (.12)

Net asset value, end of period   $ 27.44      $ 20.06      $ 19.20      $ 18.84      $ 17.06

TOTAL RETURN B, C                 42.55%       12.81%       11.56%       13.15%       9.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,736,851  $ 2,074,843  $ 1,926,322  $ 1,667,601  $ 1,343,134
(000 omitted)

Ratio of expenses to average      .91%         .91%         .92%         .93%         .91%
net assets

Ratio of expenses to average      .87% G       .89% G       .90% G       .92% G       .91%
net assets after expense
reductions

Ratio of net investment           1.10%        1.19%        1.55%        1.84%        1.88%
income to average net assets

Portfolio turnover                78%          84%          67%          92%          50%


FINANCIAL HIGHLIGHTS - SERVICE CLASS

YEARS ENDED DECEMBER 31,         1999       1998      1997 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.04    $ 19.20   $ 19.36
period

Income from Investment
Operations

Net investment income D           .22        .15       .01

Net realized and unrealized       7.94       2.19      (.17)
gain (loss)

Total from investment             8.16       2.34      (.16)
operations

Less Distributions

From net investment income        (.31)      (.38)     -

From net realized gain            (.50)      (1.12)    -

Total distributions               (.81)      (1.50)    -

Net asset value, end of period   $ 27.39    $ 20.04   $ 19.20

TOTAL RETURN B, C                 42.44%     12.69%    (0.83)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 144,371  $ 34,720  $ 931
(000 omitted)

Ratio of expenses to average      1.01%      1.01%     1.02% A
net assets

Ratio of expenses to average      .98% G     .97% G    1.01% A, G
net assets after expense
reductions

Ratio of net investment           1.00%      .80%      .31% A
income to average net assets

Portfolio turnover                78%        84%       67%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE
TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION
OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER SHARE.
F FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE
OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Overseas Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan. On October 14, 1999, the Board of Trustees approved the creation of Service Class 2, a new class of shares of the fund. The Service Class 2 shares will be subject to an annual distribution and service fee of .25% of the class' average net assets. These shares are expected to be available on or about January 12, 2000.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales.

The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Legend" at the end of the fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted a Distribution and Service Plan for the Service Class (the Plan) of shares. Under the Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. This fee is based on an annual rate of .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, Service Class paid FDC $66,278, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit and/or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

7. BENEFICIAL INTEREST.

At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 35% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the
Shareholders of Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Overseas Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 10, 2000

DISTRIBUTIONS


The Board of Trustees of Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Initial Class   2/4/00   2/4/00      $0.37     $2.33
Service Class   2/4/00   2/4/00      $0.36     $2.33
Service Class 2 2/4/00   2/4/00      $0.36     $2.33

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 6.76% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

              INCOME TAXES
Initial Class $.352  $.042
Service Class $.352  $.042






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors,
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited,
 Kent, England

OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane Jr., VICE PRESIDENT
Richard R. Mace Jr., VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

* INDEPENDENT TRUSTEES

VIPOVRS-ANN-0200  88622
1.540205.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

                                                                    Bulk Rate
[LOGO OF NEW ENGLAND FINANCIAL]                                    U.S. Postage
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                                                                   Permit No. 19


NEW ENGLAND LIFE INSURANCE COMPANY
501 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116


EQUAL OPPORTUNITY EMPLOYER M/F
(C) 2000 NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

This booklet has been prepared for certain variable contract owners of New England Life Insurance Company, Boston, MA and of
Metropolitan Life Insurance Company, New York, NY.


VA-178-00 VAVIP